UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 10 of its series: Allspring Common Stock Fund, Allspring Diversified Capital Builder Fund, Allspring Diversified Income Builder Fund, Allspring Income Plus Fund, Allspring Index Asset Allocation Fund, Allspring Managed Account CoreBuilder® Shares - Series SP, Allspring Mid Cap Growth Fund, Allspring Opportunity Fund, Allspring SMID Cap Growth Fund and Allspring Special Mid Cap Value Fund.

Date of reporting period: September 30, 2025

ITEM 1. REPORT TO STOCKHOLDERS

Annual Shareholder Report

Common Stock Fund

September 30, 2025

Class A

SCSAX

This annual shareholder report contains important information about Common Stock Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$117	1.19%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broadening market leadership supported steady gains. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund trailed its benchmark for the period. Westlake Corporation, a key detractor, underperformed due to weak global demand for key products, cost pressures, and operational disruptions that led to earnings misses and reduced investor confidence. National Vision Holdings, Inc. contributed to performance, benefiting from new management’s focus on pricing optimization and a strategic focus on customers with employer-sponsored vision insurance. We remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Class A with Load	Russell 2500™ Index	Russell 3000® Index
9/30/2015	$9,425	$10,000	$10,000
10/31/2015	$10,074	$10,559	$10,790
11/30/2015	$10,148	$10,766	$10,850
12/31/2015	$9,753	$10,328	$10,627
1/31/2016	$8,999	$9,504	$10,027
2/29/2016	$9,038	$9,571	$10,024
3/31/2016	$9,866	$10,368	$10,730
4/30/2016	$9,975	$10,521	$10,796
5/31/2016	$10,137	$10,743	$10,990
6/30/2016	$9,847	$10,739	$11,012
7/31/2016	$10,384	$11,299	$11,449
8/31/2016	$10,556	$11,389	$11,478
9/30/2016	$10,596	$11,444	$11,496
10/31/2016	$10,236	$10,979	$11,248
11/30/2016	$11,019	$11,913	$11,751
12/31/2016	$11,115	$12,144	$11,980
1/31/2017	$11,452	$12,313	$12,206
2/28/2017	$11,739	$12,609	$12,660
3/31/2017	$11,744	$12,601	$12,668
4/30/2017	$11,718	$12,698	$12,803
5/31/2017	$11,667	$12,556	$12,934
6/30/2017	$11,749	$12,870	$13,050
7/31/2017	$11,856	$13,003	$13,296
8/31/2017	$11,795	$12,895	$13,322
9/30/2017	$12,301	$13,480	$13,647
10/31/2017	$12,511	$13,689	$13,945
11/30/2017	$12,940	$14,138	$14,368
12/31/2017	$13,066	$14,186	$14,512
1/31/2018	$13,544	$14,619	$15,277
2/28/2018	$12,953	$14,017	$14,714
3/31/2018	$12,987	$14,152	$14,418
4/30/2018	$13,049	$14,185	$14,473
5/31/2018	$13,356	$14,853	$14,882
6/30/2018	$13,351	$14,960	$14,979
7/31/2018	$13,732	$15,249	$15,476
8/31/2018	$14,073	$15,903	$16,020
9/30/2018	$13,976	$15,662	$16,046
10/31/2018	$12,793	$14,072	$14,865
11/30/2018	$13,152	$14,338	$15,162
12/31/2018	$11,767	$12,767	$13,751
1/31/2019	$13,012	$14,237	$14,931
2/28/2019	$13,474	$14,909	$15,457
3/31/2019	$13,447	$14,786	$15,682
4/30/2019	$14,022	$15,305	$16,309
5/31/2019	$13,286	$14,216	$15,253
6/30/2019	$14,196	$15,224	$16,325
7/31/2019	$14,317	$15,383	$16,567
8/31/2019	$13,848	$14,767	$16,229
9/30/2019	$14,103	$15,029	$16,514
10/31/2019	$14,223	$15,317	$16,870
11/30/2019	$14,792	$15,974	$17,511
12/31/2019	$14,966	$16,312	$18,017
1/31/2020	$14,601	$15,981	$17,997
2/29/2020	$13,413	$14,641	$16,523
3/31/2020	$10,125	$11,464	$14,251
4/30/2020	$11,777	$13,132	$16,139
5/31/2020	$12,637	$14,102	$17,002
6/30/2020	$12,827	$14,509	$17,390
7/31/2020	$13,254	$15,087	$18,378
8/31/2020	$13,916	$15,770	$19,709
9/30/2020	$13,611	$15,363	$18,992
10/31/2020	$13,901	$15,641	$18,582
11/30/2020	$16,009	$18,189	$20,842
12/31/2020	$17,265	$19,573	$21,780
1/31/2021	$16,961	$20,053	$21,683
2/28/2021	$18,081	$21,361	$22,361
3/31/2021	$18,530	$21,712	$23,162
4/30/2021	$19,698	$22,580	$24,356
5/31/2021	$19,562	$22,627	$24,467
6/30/2021	$19,754	$22,894	$25,071
7/31/2021	$20,058	$22,493	$25,495
8/31/2021	$20,410	$23,004	$26,222
9/30/2021	$19,570	$22,280	$25,045
10/31/2021	$20,562	$23,372	$26,739
11/30/2021	$19,954	$22,397	$26,332
12/31/2021	$20,991	$23,132	$27,369
1/31/2022	$19,351	$21,207	$25,759
2/28/2022	$19,064	$21,445	$25,110
3/31/2022	$19,294	$21,786	$25,924
4/30/2022	$17,942	$19,930	$23,598
5/31/2022	$17,673	$19,997	$23,566
6/30/2022	$16,292	$18,087	$21,595
7/31/2022	$17,721	$19,958	$23,621
8/31/2022	$17,155	$19,428	$22,739
9/30/2022	$15,640	$17,577	$20,630
10/31/2022	$16,753	$19,264	$22,322
11/30/2022	$17,961	$20,077	$23,487
12/31/2022	$17,307	$18,883	$22,112
1/31/2023	$19,200	$20,771	$23,635
2/28/2023	$18,885	$20,283	$23,083
3/31/2023	$18,377	$19,523	$23,700
4/30/2023	$18,152	$19,268	$23,952
5/31/2023	$17,375	$18,930	$24,046
6/30/2023	$18,761	$20,543	$25,688
7/31/2023	$19,504	$21,564	$26,608
8/31/2023	$19,065	$20,718	$26,095
9/30/2023	$17,904	$19,561	$24,852
10/31/2023	$16,687	$18,373	$24,193
11/30/2023	$18,321	$20,027	$26,449
12/31/2023	$20,053	$22,173	$27,852
1/31/2024	$19,725	$21,593	$28,160
2/29/2024	$20,813	$22,767	$29,685
3/31/2024	$21,432	$23,707	$30,642
4/30/2024	$19,667	$22,119	$29,294
5/31/2024	$20,567	$23,039	$30,678
6/30/2024	$20,251	$22,694	$31,628
7/31/2024	$21,643	$24,380	$32,216
8/31/2024	$21,654	$24,317	$32,917
9/30/2024	$21,771	$24,679	$33,598
10/31/2024	$21,163	$24,450	$33,351
11/30/2024	$23,058	$26,856	$35,570
12/31/2024	$21,368	$24,832	$34,483
1/31/2025	$22,063	$25,713	$35,571
2/28/2025	$20,686	$24,506	$34,890
3/31/2025	$19,495	$22,970	$32,854
4/30/2025	$18,987	$22,496	$32,634
5/31/2025	$20,165	$23,842	$34,703
6/30/2025	$21,132	$24,942	$36,466
7/31/2025	$20,946	$25,424	$37,269
8/31/2025	$21,418	$26,758	$38,131
9/30/2025	$21,132	$27,187	$39,447

Common Stock Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	(2.93)	9.20	8.41
Class A with Load	(8.53)	7.91	7.77
Russell 2500™ Index	10.16	12.09	10.52
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$655,323,554
# of portfolio holdings	73
Portfolio turnover rate	56%
Total advisory fees paid	$5,377,775

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.5
Financials	18.4
Information technology	17.1
Consumer discretionary	13.5
Health care	8.9
Materials	8.1
Real estate	5.6
Energy	2.3
Investment companies	1.6
Communication services	1.4
Consumer staples	0.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Marvell Technology, Inc.	3.0
Teledyne Technologies, Inc.	2.1
Carlisle Cos., Inc.	2.0
National Vision Holdings, Inc.	1.9
Melrose Industries PLC	1.9
BWX Technologies, Inc.	1.8
Bio-Rad Laboratories, Inc. Class A	1.8
Planet Fitness, Inc. Class A	1.7
Allient, Inc.	1.7
HealthEquity, Inc.	1.7

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3301 09-25

Annual Shareholder Report

Common Stock Fund

September 30, 2025

Class C

STSAX

This annual shareholder report contains important information about Common Stock Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$187	1.90%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broadening market leadership supported steady gains. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund trailed its benchmark for the period. Westlake Corporation, a key detractor, underperformed due to weak global demand for key products, cost pressures, and operational disruptions that led to earnings misses and reduced investor confidence. National Vision Holdings, Inc. contributed to performance, benefiting from new management’s focus on pricing optimization and a strategic focus on customers with employer-sponsored vision insurance. We remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Class C with Load	Russell 2500™ Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,681	$10,559	$10,790
11/30/2015	$10,754	$10,766	$10,850
12/31/2015	$10,327	$10,328	$10,627
1/31/2016	$9,522	$9,504	$10,027
2/29/2016	$9,561	$9,571	$10,024
3/31/2016	$10,425	$10,368	$10,730
4/30/2016	$10,536	$10,521	$10,796
5/31/2016	$10,700	$10,743	$10,990
6/30/2016	$10,386	$10,739	$11,012
7/31/2016	$10,949	$11,299	$11,449
8/31/2016	$11,119	$11,389	$11,478
9/30/2016	$11,152	$11,444	$11,496
10/31/2016	$10,766	$10,979	$11,248
11/30/2016	$11,584	$11,913	$11,751
12/31/2016	$11,684	$12,144	$11,980
1/31/2017	$12,027	$12,313	$12,206
2/28/2017	$12,322	$12,609	$12,660
3/31/2017	$12,322	$12,601	$12,668
4/30/2017	$12,288	$12,698	$12,803
5/31/2017	$12,226	$12,556	$12,934
6/30/2017	$12,301	$12,870	$13,050
7/31/2017	$12,404	$13,003	$13,296
8/31/2017	$12,329	$12,895	$13,322
9/30/2017	$12,857	$13,480	$13,647
10/31/2017	$13,062	$13,689	$13,945
11/30/2017	$13,508	$14,138	$14,368
12/31/2017	$13,629	$14,186	$14,512
1/31/2018	$14,117	$14,619	$15,277
2/28/2018	$13,495	$14,017	$14,714
3/31/2018	$13,518	$14,152	$14,418
4/30/2018	$13,574	$14,185	$14,473
5/31/2018	$13,889	$14,853	$14,882
6/30/2018	$13,873	$14,960	$14,979
7/31/2018	$14,259	$15,249	$15,476
8/31/2018	$14,606	$15,903	$16,020
9/30/2018	$14,495	$15,662	$16,046
10/31/2018	$13,258	$14,072	$14,865
11/30/2018	$13,621	$14,338	$15,162
12/31/2018	$12,182	$12,767	$13,751
1/31/2019	$13,464	$14,237	$14,931
2/28/2019	$13,938	$14,909	$15,457
3/31/2019	$13,898	$14,786	$15,682
4/30/2019	$14,480	$15,305	$16,309
5/31/2019	$13,711	$14,216	$15,253
6/30/2019	$14,648	$15,224	$16,325
7/31/2019	$14,756	$15,383	$16,567
8/31/2019	$14,263	$14,767	$16,229
9/30/2019	$14,520	$15,029	$16,514
10/31/2019	$14,628	$15,317	$16,870
11/30/2019	$15,210	$15,974	$17,511
12/31/2019	$15,376	$16,312	$18,017
1/31/2020	$14,994	$15,981	$17,997
2/29/2020	$13,766	$14,641	$16,523
3/31/2020	$10,378	$11,464	$14,251
4/30/2020	$12,072	$13,132	$16,139
5/31/2020	$12,942	$14,102	$17,002
6/30/2020	$13,121	$14,509	$17,390
7/31/2020	$13,551	$15,087	$18,378
8/31/2020	$14,278	$15,770	$19,709
9/30/2020	$13,956	$15,363	$18,992
10/31/2020	$14,243	$15,641	$18,582
11/30/2020	$16,390	$18,189	$20,842
12/31/2020	$17,665	$19,573	$21,780
1/31/2021	$17,343	$20,053	$21,683
2/28/2021	$18,477	$21,361	$22,361
3/31/2021	$18,928	$21,712	$23,162
4/30/2021	$20,101	$22,580	$24,356
5/31/2021	$19,959	$22,627	$24,467
6/30/2021	$20,139	$22,894	$25,071
7/31/2021	$20,436	$22,493	$25,495
8/31/2021	$20,784	$23,004	$26,222
9/30/2021	$19,907	$22,280	$25,045
10/31/2021	$20,912	$23,372	$26,739
11/30/2021	$20,281	$22,397	$26,332
12/31/2021	$21,318	$23,132	$27,369
1/31/2022	$19,641	$21,207	$25,759
2/28/2022	$19,344	$21,445	$25,110
3/31/2022	$19,571	$21,786	$25,924
4/30/2022	$18,190	$19,930	$23,598
5/31/2022	$17,911	$19,997	$23,566
6/30/2022	$16,495	$18,087	$21,595
7/31/2022	$17,946	$19,958	$23,621
8/31/2022	$17,352	$19,428	$22,739
9/30/2022	$15,814	$17,577	$20,630
10/31/2022	$16,932	$19,264	$22,322
11/30/2022	$18,138	$20,077	$23,487
12/31/2022	$17,468	$18,883	$22,112
1/31/2023	$19,356	$20,771	$23,635
2/28/2023	$19,046	$20,283	$23,083
3/31/2023	$18,520	$19,523	$23,700
4/30/2023	$18,281	$19,268	$23,952
5/31/2023	$17,492	$18,930	$24,046
6/30/2023	$18,878	$20,543	$25,688
7/31/2023	$19,595	$21,564	$26,608
8/31/2023	$19,141	$20,718	$26,095
9/30/2023	$17,970	$19,561	$24,852
10/31/2023	$16,749	$18,373	$24,193
11/30/2023	$18,389	$20,027	$26,449
12/31/2023	$20,127	$22,173	$27,852
1/31/2024	$19,798	$21,593	$28,160
2/29/2024	$20,889	$22,767	$29,685
3/31/2024	$21,511	$23,707	$30,642
4/30/2024	$19,739	$22,119	$29,294
5/31/2024	$20,643	$23,039	$30,678
6/30/2024	$20,326	$22,694	$31,628
7/31/2024	$21,723	$24,380	$32,216
8/31/2024	$21,734	$24,317	$32,917
9/30/2024	$21,852	$24,679	$33,598
10/31/2024	$21,241	$24,450	$33,351
11/30/2024	$23,143	$26,856	$35,570
12/31/2024	$21,447	$24,832	$34,483
1/31/2025	$22,144	$25,713	$35,571
2/28/2025	$20,762	$24,506	$34,890
3/31/2025	$19,567	$22,970	$32,854
4/30/2025	$19,057	$22,496	$32,634
5/31/2025	$20,240	$23,842	$34,703
6/30/2025	$21,210	$24,942	$36,466
7/31/2025	$21,024	$25,424	$37,269
8/31/2025	$21,497	$26,758	$38,131
9/30/2025	$21,210	$27,187	$39,447

Common Stock Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	(3.61)	8.42	7.81
Class C with Load	(4.61)	8.42	7.81
Russell 2500™ Index	10.16	12.09	10.52
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$655,323,554
# of portfolio holdings	73
Portfolio turnover rate	56%
Total advisory fees paid	$5,377,775

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.5
Financials	18.4
Information technology	17.1
Consumer discretionary	13.5
Health care	8.9
Materials	8.1
Real estate	5.6
Energy	2.3
Investment companies	1.6
Communication services	1.4
Consumer staples	0.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Marvell Technology, Inc.	3.0
Teledyne Technologies, Inc.	2.1
Carlisle Cos., Inc.	2.0
National Vision Holdings, Inc.	1.9
Melrose Industries PLC	1.9
BWX Technologies, Inc.	1.8
Bio-Rad Laboratories, Inc. Class A	1.8
Planet Fitness, Inc. Class A	1.7
Allient, Inc.	1.7
HealthEquity, Inc.	1.7

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund. At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3508 09-25

Annual Shareholder Report

Common Stock Fund

September 30, 2025

Class R6

SCSRX

This annual shareholder report contains important information about Common Stock Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$82	0.83%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broadening market leadership supported steady gains. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund trailed its benchmark for the period. Westlake Corporation, a key detractor, underperformed due to weak global demand for key products, cost pressures, and operational disruptions that led to earnings misses and reduced investor confidence. National Vision Holdings, Inc. contributed to performance, benefiting from new management’s focus on pricing optimization and a strategic focus on customers with employer-sponsored vision insurance. We remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Class R6	Russell 2500™ Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,694	$10,559	$10,790
11/30/2015	$10,775	$10,766	$10,850
12/31/2015	$10,358	$10,328	$10,627
1/31/2016	$9,561	$9,504	$10,027
2/29/2016	$9,606	$9,571	$10,024
3/31/2016	$10,489	$10,368	$10,730
4/30/2016	$10,611	$10,521	$10,796
5/31/2016	$10,784	$10,743	$10,990
6/30/2016	$10,484	$10,739	$11,012
7/31/2016	$11,058	$11,299	$11,449
8/31/2016	$11,246	$11,389	$11,478
9/30/2016	$11,291	$11,444	$11,496
10/31/2016	$10,906	$10,979	$11,248
11/30/2016	$11,748	$11,913	$11,751
12/31/2016	$11,857	$12,144	$11,980
1/31/2017	$12,225	$12,313	$12,206
2/28/2017	$12,530	$12,609	$12,660
3/31/2017	$12,540	$12,601	$12,668
4/30/2017	$12,519	$12,698	$12,803
5/31/2017	$12,467	$12,556	$12,934
6/30/2017	$12,556	$12,870	$13,050
7/31/2017	$12,677	$13,003	$13,296
8/31/2017	$12,614	$12,895	$13,322
9/30/2017	$13,161	$13,480	$13,647
10/31/2017	$13,392	$13,689	$13,945
11/30/2017	$13,860	$14,138	$14,368
12/31/2017	$13,995	$14,186	$14,512
1/31/2018	$14,507	$14,619	$15,277
2/28/2018	$13,878	$14,017	$14,714
3/31/2018	$13,919	$14,152	$14,418
4/30/2018	$13,995	$14,185	$14,473
5/31/2018	$14,326	$14,853	$14,882
6/30/2018	$14,326	$14,960	$14,979
7/31/2018	$14,740	$15,249	$15,476
8/31/2018	$15,112	$15,903	$16,020
9/30/2018	$15,019	$15,662	$16,046
10/31/2018	$13,744	$14,072	$14,865
11/30/2018	$14,134	$14,338	$15,162
12/31/2018	$12,653	$12,767	$13,751
1/31/2019	$13,999	$14,237	$14,931
2/28/2019	$14,502	$14,909	$15,457
3/31/2019	$14,475	$14,786	$15,682
4/30/2019	$15,100	$15,305	$16,309
5/31/2019	$14,312	$14,216	$15,253
6/30/2019	$15,304	$15,224	$16,325
7/31/2019	$15,440	$15,383	$16,567
8/31/2019	$14,937	$14,767	$16,229
9/30/2019	$15,215	$15,029	$16,514
10/31/2019	$15,351	$15,317	$16,870
11/30/2019	$15,970	$15,974	$17,511
12/31/2019	$16,160	$16,312	$18,017
1/31/2020	$15,776	$15,981	$17,997
2/29/2020	$14,498	$14,641	$16,523
3/31/2020	$10,943	$11,464	$14,251
4/30/2020	$12,736	$13,132	$16,139
5/31/2020	$13,667	$14,102	$17,002
6/30/2020	$13,875	$14,509	$17,390
7/31/2020	$14,352	$15,087	$18,378
8/31/2020	$15,068	$15,770	$19,709
9/30/2020	$14,744	$15,363	$18,992
10/31/2020	$15,068	$15,641	$18,582
11/30/2020	$17,353	$18,189	$20,842
12/31/2020	$18,715	$19,573	$21,780
1/31/2021	$18,401	$20,053	$21,683
2/28/2021	$19,626	$21,361	$22,361
3/31/2021	$20,109	$21,712	$23,162
4/30/2021	$21,383	$22,580	$24,356
5/31/2021	$21,246	$22,627	$24,467
6/30/2021	$21,463	$22,894	$25,071
7/31/2021	$21,802	$22,493	$25,495
8/31/2021	$22,189	$23,004	$26,222
9/30/2021	$21,286	$22,280	$25,045
10/31/2021	$22,374	$23,372	$26,739
11/30/2021	$21,721	$22,397	$26,332
12/31/2021	$22,847	$23,132	$27,369
1/31/2022	$21,076	$21,207	$25,759
2/28/2022	$20,772	$21,445	$25,110
3/31/2022	$21,029	$21,786	$25,924
4/30/2022	$19,563	$19,930	$23,598
5/31/2022	$19,277	$19,997	$23,566
6/30/2022	$17,773	$18,087	$21,595
7/31/2022	$19,344	$19,958	$23,621
8/31/2022	$18,735	$19,428	$22,739
9/30/2022	$17,078	$17,577	$20,630
10/31/2022	$18,306	$19,264	$22,322
11/30/2022	$19,629	$20,077	$23,487
12/31/2022	$18,924	$18,883	$22,112
1/31/2023	$20,994	$20,771	$23,635
2/28/2023	$20,664	$20,283	$23,083
3/31/2023	$20,113	$19,523	$23,700
4/30/2023	$19,871	$19,268	$23,952
5/31/2023	$19,023	$18,930	$24,046
6/30/2023	$20,553	$20,543	$25,688
7/31/2023	$21,379	$21,564	$26,608
8/31/2023	$20,895	$20,718	$26,095
9/30/2023	$19,640	$19,561	$24,852
10/31/2023	$18,319	$18,373	$24,193
11/30/2023	$20,113	$20,027	$26,449
12/31/2023	$22,025	$22,173	$27,852
1/31/2024	$21,661	$21,593	$28,160
2/29/2024	$22,879	$22,767	$29,685
3/31/2024	$23,561	$23,707	$30,642
4/30/2024	$21,627	$22,119	$29,294
5/31/2024	$22,617	$23,039	$30,678
6/30/2024	$22,287	$22,694	$31,628
7/31/2024	$23,823	$24,380	$32,216
8/31/2024	$23,846	$24,317	$32,917
9/30/2024	$23,982	$24,679	$33,598
10/31/2024	$23,311	$24,450	$33,351
11/30/2024	$25,404	$26,856	$35,570
12/31/2024	$23,568	$24,832	$34,483
1/31/2025	$24,323	$25,713	$35,571
2/28/2025	$22,813	$24,506	$34,890
3/31/2025	$21,507	$22,970	$32,854
4/30/2025	$20,944	$22,496	$32,634
5/31/2025	$22,262	$23,842	$34,703
6/30/2025	$23,328	$24,942	$36,466
7/31/2025	$23,124	$25,424	$37,269
8/31/2025	$23,652	$26,758	$38,131
9/30/2025	$23,352	$27,187	$39,447

Common Stock Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class R6	(2.63)	9.63	8.85
Russell 2500™ Index	10.16	12.09	10.52
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$655,323,554
# of portfolio holdings	73
Portfolio turnover rate	56%
Total advisory fees paid	$5,377,775

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.5
Financials	18.4
Information technology	17.1
Consumer discretionary	13.5
Health care	8.9
Materials	8.1
Real estate	5.6
Energy	2.3
Investment companies	1.6
Communication services	1.4
Consumer staples	0.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Marvell Technology, Inc.	3.0
Teledyne Technologies, Inc.	2.1
Carlisle Cos., Inc.	2.0
National Vision Holdings, Inc.	1.9
Melrose Industries PLC	1.9
BWX Technologies, Inc.	1.8
Bio-Rad Laboratories, Inc. Class A	1.8
Planet Fitness, Inc. Class A	1.7
Allient, Inc.	1.7
HealthEquity, Inc.	1.7

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4658 09-25

Annual Shareholder Report

Common Stock Fund

September 30, 2025

Institutional Class

SCNSX

This annual shareholder report contains important information about Common Stock Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$84	0.85%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broadening market leadership supported steady gains. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund trailed its benchmark for the period. Westlake Corporation, a key detractor, underperformed due to weak global demand for key products, cost pressures, and operational disruptions that led to earnings misses and reduced investor confidence. National Vision Holdings, Inc. contributed to performance, benefiting from new management’s focus on pricing optimization and a strategic focus on customers with employer-sponsored vision insurance. We remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Institutional Class	Russell 2500™ Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,695	$10,559	$10,790
11/30/2015	$10,781	$10,766	$10,850
12/31/2015	$10,363	$10,328	$10,627
1/31/2016	$9,564	$9,504	$10,027
2/29/2016	$9,610	$9,571	$10,024
3/31/2016	$10,490	$10,368	$10,730
4/30/2016	$10,612	$10,521	$10,796
5/31/2016	$10,785	$10,743	$10,990
6/30/2016	$10,480	$10,739	$11,012
7/31/2016	$11,054	$11,299	$11,449
8/31/2016	$11,242	$11,389	$11,478
9/30/2016	$11,288	$11,444	$11,496
10/31/2016	$10,907	$10,979	$11,248
11/30/2016	$11,746	$11,913	$11,751
12/31/2016	$11,860	$12,144	$11,980
1/31/2017	$12,218	$12,313	$12,206
2/28/2017	$12,524	$12,609	$12,660
3/31/2017	$12,540	$12,601	$12,668
4/30/2017	$12,513	$12,698	$12,803
5/31/2017	$12,466	$12,556	$12,934
6/30/2017	$12,555	$12,870	$13,050
7/31/2017	$12,671	$13,003	$13,296
8/31/2017	$12,608	$12,895	$13,322
9/30/2017	$13,156	$13,480	$13,647
10/31/2017	$13,383	$13,689	$13,945
11/30/2017	$13,852	$14,138	$14,368
12/31/2017	$13,992	$14,186	$14,512
1/31/2018	$14,506	$14,619	$15,277
2/28/2018	$13,876	$14,017	$14,714
3/31/2018	$13,916	$14,152	$14,418
4/30/2018	$13,992	$14,185	$14,473
5/31/2018	$14,325	$14,853	$14,882
6/30/2018	$14,325	$14,960	$14,979
7/31/2018	$14,739	$15,249	$15,476
8/31/2018	$15,107	$15,903	$16,020
9/30/2018	$15,013	$15,662	$16,046
10/31/2018	$13,741	$14,072	$14,865
11/30/2018	$14,132	$14,338	$15,162
12/31/2018	$12,648	$12,767	$13,751
1/31/2019	$13,990	$14,237	$14,931
2/28/2019	$14,501	$14,909	$15,457
3/31/2019	$14,474	$14,786	$15,682
4/30/2019	$15,094	$15,305	$16,309
5/31/2019	$14,304	$14,216	$15,253
6/30/2019	$15,298	$15,224	$16,325
7/31/2019	$15,428	$15,383	$16,567
8/31/2019	$14,930	$14,767	$16,229
9/30/2019	$15,210	$15,029	$16,514
10/31/2019	$15,346	$15,317	$16,870
11/30/2019	$15,966	$15,974	$17,511
12/31/2019	$16,147	$16,312	$18,017
1/31/2020	$15,769	$15,981	$17,997
2/29/2020	$14,487	$14,641	$16,523
3/31/2020	$10,937	$11,464	$14,251
4/30/2020	$12,728	$13,132	$16,139
5/31/2020	$13,662	$14,102	$17,002
6/30/2020	$13,870	$14,509	$17,390
7/31/2020	$14,341	$15,087	$18,378
8/31/2020	$15,059	$15,770	$19,709
9/30/2020	$14,734	$15,363	$18,992
10/31/2020	$15,059	$15,641	$18,582
11/30/2020	$17,343	$18,189	$20,842
12/31/2020	$18,702	$19,573	$21,780
1/31/2021	$18,386	$20,053	$21,683
2/28/2021	$19,607	$21,361	$22,361
3/31/2021	$20,100	$21,712	$23,162
4/30/2021	$21,370	$22,580	$24,356
5/31/2021	$21,232	$22,627	$24,467
6/30/2021	$21,442	$22,894	$25,071
7/31/2021	$21,782	$22,493	$25,495
8/31/2021	$22,170	$23,004	$26,222
9/30/2021	$21,265	$22,280	$25,045
10/31/2021	$22,348	$23,372	$26,739
11/30/2021	$21,693	$22,397	$26,332
12/31/2021	$22,831	$23,132	$27,369
1/31/2022	$21,053	$21,207	$25,759
2/28/2022	$20,748	$21,445	$25,110
3/31/2022	$21,006	$21,786	$25,924
4/30/2022	$19,534	$19,930	$23,598
5/31/2022	$19,247	$19,997	$23,566
6/30/2022	$17,747	$18,087	$21,595
7/31/2022	$19,324	$19,958	$23,621
8/31/2022	$18,712	$19,428	$22,739
9/30/2022	$17,059	$17,577	$20,630
10/31/2022	$18,282	$19,264	$22,322
11/30/2022	$19,610	$20,077	$23,487
12/31/2022	$18,902	$18,883	$22,112
1/31/2023	$20,970	$20,771	$23,635
2/28/2023	$20,628	$20,283	$23,083
3/31/2023	$20,086	$19,523	$23,700
4/30/2023	$19,853	$19,268	$23,952
5/31/2023	$19,002	$18,930	$24,046
6/30/2023	$20,528	$20,543	$25,688
7/31/2023	$21,347	$21,564	$26,608
8/31/2023	$20,871	$20,718	$26,095
9/30/2023	$19,599	$19,561	$24,852
10/31/2023	$18,283	$18,373	$24,193
11/30/2023	$20,075	$20,027	$26,449
12/31/2023	$21,985	$22,173	$27,852
1/31/2024	$21,619	$21,593	$28,160
2/29/2024	$22,831	$22,767	$29,685
3/31/2024	$23,516	$23,707	$30,642
4/30/2024	$21,573	$22,119	$29,294
5/31/2024	$22,579	$23,039	$30,678
6/30/2024	$22,236	$22,694	$31,628
7/31/2024	$23,768	$24,380	$32,216
8/31/2024	$23,791	$24,317	$32,917
9/30/2024	$23,928	$24,679	$33,598
10/31/2024	$23,265	$24,450	$33,351
11/30/2024	$25,346	$26,856	$35,570
12/31/2024	$23,511	$24,832	$34,483
1/31/2025	$24,270	$25,713	$35,571
2/28/2025	$22,764	$24,506	$34,890
3/31/2025	$21,452	$22,970	$32,854
4/30/2025	$20,898	$22,496	$32,634
5/31/2025	$22,210	$23,842	$34,703
6/30/2025	$23,270	$24,942	$36,466
7/31/2025	$23,078	$25,424	$37,269
8/31/2025	$23,596	$26,758	$38,131
9/30/2025	$23,294	$27,187	$39,447

Common Stock Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	(2.65)	9.59	8.82
Russell 2500™ Index	10.16	12.09	10.52
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$655,323,554
# of portfolio holdings	73
Portfolio turnover rate	56%
Total advisory fees paid	$5,377,775

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.5
Financials	18.4
Information technology	17.1
Consumer discretionary	13.5
Health care	8.9
Materials	8.1
Real estate	5.6
Energy	2.3
Investment companies	1.6
Communication services	1.4
Consumer staples	0.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Marvell Technology, Inc.	3.0
Teledyne Technologies, Inc.	2.1
Carlisle Cos., Inc.	2.0
National Vision Holdings, Inc.	1.9
Melrose Industries PLC	1.9
BWX Technologies, Inc.	1.8
Bio-Rad Laboratories, Inc. Class A	1.8
Planet Fitness, Inc. Class A	1.7
Allient, Inc.	1.7
HealthEquity, Inc.	1.7

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4139 09-25

Annual Shareholder Report

Managed Account CoreBuilder® Shares - Series SP

September 30, 2025

APSPX

This annual shareholder report contains important information about Managed Account CoreBuilder® Shares - Series SP for the period from December 10, 2024 (commencement of operations) to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-888-877-9275.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Managed Account CoreBuilder® Shares - Series SP	$0	0.00%Footnote Reference1
Footnote	Description
Footnote[1]	Annualized

The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund. This commitment has an indefinite term. Without this commitment, the costs shown above would have been higher. See the prospectus for expenses excluded from this commitment.

How did the Fund perform last year and what affected its performance?

Treasury yields were volatile throughout the nine-month period that ended September 30, 2025. After peaking in January 2025, yields fell as U.S. economic, trade, and immigration policy uncertainty rose. The U.S. Federal Reserve (Fed) cut rates a total of 25 basis points (bps; 100 bps equal 1.00%) during the period, which ended with markets pricing in two additional cuts to the federal funds rate range by the end of 2025. Credit spreads narrowed and remained subdued for much of the period, near the tightest levels of the past 20 years for many credit sectors.

The no-fee CoreBuilder Shares – Series SP mutual fund is used along with individual bonds to create the Short Plus separately managed account strategy.

Within the Fund, top contributions to performance came from sector allocation—primarily out-of-benchmark sectors, including U.S. and European high yield bonds and European investment-grade bonds. Non-USD exposure to emerging and developed market government bonds produced mixed results. Credit-quality allocations, security selection, and duration and curve management all contributed to returns. Allocations to non-agency mortgage-backed securities detracted.

Total return based on a $10,000 investment

	CoreBuilder Shares - Series SP	Bloomberg U.S. 1-3 Year Government/Credit Bond Index	Bloomberg U.S. Aggregate Bond Index
12/9/2024	$10,000	$10,000	$10,000
12/31/2024	$10,029	$10,002	$9,817
1/31/2025	$10,091	$10,047	$9,869
2/28/2025	$10,134	$10,118	$10,086
3/31/2025	$10,153	$10,164	$10,090
4/30/2025	$10,182	$10,241	$10,129
5/31/2025	$10,231	$10,228	$10,057
6/30/2025	$10,302	$10,293	$10,211
7/31/2025	$10,327	$10,291	$10,184
8/31/2025	$10,412	$10,381	$10,306
9/30/2025	$10,462	$10,416	$10,419

Managed Account CoreBuilder® Shares - Series SP

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	Since Inception (12/10/24)
CoreBuilder Shares - Series SP	4.62
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	4.16
Bloomberg U.S. Aggregate Bond Index	4.19

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$26,839,958
# of portfolio holdings	142
Portfolio turnover rate	131%
Total advisory fees paid	$0

What did the Fund invest in?

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Non-agency mortgage-backed securities	25.0
Asset-backed securities	25.0
U.S. Treasury securities	19.8
Corporate bonds and notes	15.4
Foreign government bonds	4.8
Agency securities	3.1
Yankee corporate bonds and notes	3.1
Foreign corporate bonds and notes	3.0
Yankee government bonds	0.8

TOP TEN HOLDINGS (% OF NET ASSETS)

U.S. Treasury Notes, 3.75%, 6‑30‑2027	5.9
U.S. Treasury Notes, 4.25%, 11‑30‑2026	5.2
U.S. Treasury Notes, 3.88%, 7‑31‑2027	3.3
U.S. Treasury Notes, 3.63%, 8‑31‑2027	3.0
U.S. Treasury Notes, 3.88%, 3‑31‑2027	2.3
SWCH Commercial Mortgage Trust Series 2025-DATA Class C, 6.24%, 2‑15‑2042	1.7
ClickLease Equipment Receivables Trust Series 2024-1 Class C, 8.40%, 2‑15‑2030	1.4
BAHA Trust Series 2024-MAR Class B, 7.07%, 12‑10‑2041	1.4
Avis Budget Rental Car Funding AESOP LLC Series 2023-6A Class A, 5.81%, 12‑20‑2029	1.4
Avant Loans Funding Trust Series 2024-REV1 Class B, 6.17%, 10‑15‑2033	1.3

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since December 10, 2024.

At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the appointment of Allspring Global Investments (UK) Limited as an additional sub-adviser for the Fund, effective November 3, 2025. On the same date, Sarah Harrison, became a portfolio manager to the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4906 09-25

Annual Shareholder Report

September 30, 2025

Income Plus Fund

Class A

WSIAX

This annual shareholder report contains important information about Income Plus Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund consolidated costs for the past year?

The table explains the consolidated costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	CONSOLIDATED COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$73	0.71%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Treasury yields were volatile throughout the 12-month period that ended September 30, 2025. After peaking in January, yields fell as U.S. economic, trade, and immigration policy uncertainty rose. The U.S. Federal Reserve (Fed) cut rates a total of 75 basis points (bps; 100 bps equal 1.00%) during the period, with markets pricing in two more cuts in 2025.

Credit spreads narrowed and remained subdued for much of the period, near the tightest levels in 20 years for many credit sectors. Duration exposure was near the Fund’s strategic neutral of 4.0 years before being extended in March 2025 and tactically extended until August 2025. Duration was brought back to the strategic neutral at period-end.

The Fund’s credit exposure was higher in quality than the benchmark, and credit exposure was reduced as valuations became more extreme. The portfolio was positioned to benefit from a variety of securitized exposures. The top contributors to performance were duration and curve exposure, sector allocation, credit-quality allocation, and security selection.

The main detractor from performance was an allocation to non-agency collateralized mortgage obligations.

Total return based on a $10,000 investment

	Class A with Load	Bloomberg U.S. Aggregate Bond Index
9/30/2015	$9,597	$10,000
10/31/2015	$9,682	$10,002
11/30/2015	$9,629	$9,975
12/31/2015	$9,521	$9,943
1/31/2016	$9,372	$10,080
2/29/2016	$9,312	$10,151
3/31/2016	$9,581	$10,244
4/30/2016	$9,738	$10,284
5/31/2016	$9,699	$10,286
6/30/2016	$9,764	$10,471
7/31/2016	$9,883	$10,537
8/31/2016	$9,972	$10,525
9/30/2016	$10,005	$10,519
10/31/2016	$10,048	$10,439
11/30/2016	$9,959	$10,192
12/31/2016	$10,053	$10,206
1/31/2017	$10,140	$10,226
2/28/2017	$10,239	$10,295
3/31/2017	$10,261	$10,290
4/30/2017	$10,344	$10,369
5/31/2017	$10,421	$10,449
6/30/2017	$10,455	$10,438
7/31/2017	$10,543	$10,483
8/31/2017	$10,571	$10,577
9/30/2017	$10,610	$10,527
10/31/2017	$10,653	$10,533
11/30/2017	$10,661	$10,519
12/31/2017	$10,713	$10,568
1/31/2018	$10,791	$10,446
2/28/2018	$10,746	$10,347
3/31/2018	$10,738	$10,413
4/30/2018	$10,716	$10,336
5/31/2018	$10,659	$10,410
6/30/2018	$10,627	$10,397
7/31/2018	$10,742	$10,399
8/31/2018	$10,711	$10,466
9/30/2018	$10,779	$10,399
10/31/2018	$10,717	$10,317
11/30/2018	$10,665	$10,378
12/31/2018	$10,595	$10,569
1/31/2019	$10,838	$10,681
2/28/2019	$10,926	$10,675
3/31/2019	$10,982	$10,880
4/30/2019	$11,080	$10,883
5/31/2019	$11,049	$11,076
6/30/2019	$11,195	$11,215
7/31/2019	$11,283	$11,240
8/31/2019	$11,245	$11,531
9/30/2019	$11,282	$11,470
10/31/2019	$11,342	$11,504
11/30/2019	$11,382	$11,498
12/31/2019	$11,497	$11,490
1/31/2020	$11,569	$11,711
2/29/2020	$11,478	$11,922
3/31/2020	$10,503	$11,852
4/30/2020	$10,912	$12,063
5/31/2020	$11,275	$12,119
6/30/2020	$11,470	$12,195
7/31/2020	$11,779	$12,377
8/31/2020	$11,893	$12,277
9/30/2020	$11,801	$12,271
10/31/2020	$11,804	$12,216
11/30/2020	$12,218	$12,336
12/31/2020	$12,397	$12,353
1/31/2021	$12,438	$12,264
2/28/2021	$12,496	$12,087
3/31/2021	$12,491	$11,936
4/30/2021	$12,603	$12,030
5/31/2021	$12,687	$12,070
6/30/2021	$12,764	$12,155
7/31/2021	$12,745	$12,290
8/31/2021	$12,787	$12,267
9/30/2021	$12,766	$12,161
10/31/2021	$12,721	$12,157
11/30/2021	$12,626	$12,193
12/31/2021	$12,742	$12,162
1/31/2022	$12,547	$11,900
2/28/2022	$12,377	$11,767
3/31/2022	$12,266	$11,441
4/30/2022	$11,950	$11,006
5/31/2022	$11,933	$11,077
6/30/2022	$11,511	$10,904
7/31/2022	$11,787	$11,170
8/31/2022	$11,619	$10,854
9/30/2022	$11,263	$10,385
10/31/2022	$11,273	$10,251
11/30/2022	$11,572	$10,628
12/31/2022	$11,575	$10,580
1/31/2023	$11,947	$10,905
2/28/2023	$11,735	$10,623
3/31/2023	$11,839	$10,893
4/30/2023	$11,919	$10,959
5/31/2023	$11,852	$10,840
6/30/2023	$11,911	$10,801
7/31/2023	$12,017	$10,794
8/31/2023	$12,023	$10,725
9/30/2023	$11,842	$10,452
10/31/2023	$11,707	$10,287
11/30/2023	$12,186	$10,753
12/31/2023	$12,623	$11,165
1/31/2024	$12,667	$11,134
2/29/2024	$12,581	$10,977
3/31/2024	$12,708	$11,078
4/30/2024	$12,540	$10,798
5/31/2024	$12,724	$10,981
6/30/2024	$12,767	$11,085
7/31/2024	$12,998	$11,344
8/31/2024	$13,169	$11,507
9/30/2024	$13,354	$11,661
10/31/2024	$13,195	$11,372
11/30/2024	$13,342	$11,493
12/31/2024	$13,264	$11,304
1/31/2025	$13,407	$11,364
2/28/2025	$13,569	$11,614
3/31/2025	$13,527	$11,619
4/30/2025	$13,484	$11,664
5/31/2025	$13,560	$11,581
6/30/2025	$13,761	$11,759
7/31/2025	$13,802	$11,728
8/31/2025	$13,931	$11,868
9/30/2025	$14,052	$11,998

Income Plus Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	5.35	3.55	3.89
Class A with Load	1.07	2.72	3.46
Bloomberg U.S. Aggregate Bond Index	2.88	(0.45)	1.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$213,335,034
# of portfolio holdings	416
Consolidated Portfolio turnover rate	486%
Consolidated Total advisory fees paid	$297,225

What did the Fund invest in?

CREDIT QUALITY (% OF LONG-TERM FIXED INCOME INVESTMENTS)Footnote Reference*

AAA/Aaa	2.3
AA/Aa	48.7
A/A	9.9
BBB/Baa	15.0
BB/Ba	12.6
B/B	5.7
CCC/Caa and below	2.4
Not rated	3.3
Other	0.1
Footnote	Description
Footnote*	The ratings indicated are from Standard & Poor's, Fitch Ratings Ltd., and/or Moody's Investors Service. The percentage of the Fund's portfolio with the ratings depicted in the chart are calculated based on long-term fixed income investments of the Fund. If the security was rated by all three ratings agencies, the middle rating was used. If rated by two out of the three ratings agencies, the lower was used, and if rated by one of the agencies, that rating was used. Credit quality is subject to change and may have changed since the date specified.

TOP TEN HOLDINGS (% OF NET ASSETS)

GNMA, 5.50%, 10‑15‑2054	9.0
FNMA, 5.00%, 10‑14‑2055	7.1
U.S. Treasury Notes, 3.63%, 8‑31‑2027	6.9
FNMA, 6.00%, 10‑15‑2054	5.9
GNMA, 6.00%, 10‑15‑2054	5.6
U.S. Treasury Notes, 4.13%, 2‑28‑2027	4.6
U.S. Treasury Notes, 3.75%, 6‑30‑2027	3.8
U.K. Gilts, 3.75%, 3‑7‑2027	2.5
FHLMC, 5.50%, 10‑1‑2054	2.2
U.S. Treasury Notes, 4.13%, 10‑31‑2026	2.0

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Agency securities	28.3
Corporate bonds and notes	18.9
U.S. Treasury securities	15.3
Foreign government bonds	10.4
Foreign corporate bonds and notes	9.1
Yankee corporate bonds and notes	7.8
Asset-backed securities	5.7
Non-agency mortgage-backed securities	2.0
Yankee government bonds	1.5
Loans	0.5
Investment companies	0.4
Common stocks	0.1

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the appointment of Allspring Global Investments (UK) Limited as an additional sub-adviser for the Fund, effective November 3, 2025. On the same date, Sarah Harrison, became a portfolio manager to the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3365 09-25

Annual Shareholder Report

September 30, 2025

Income Plus Fund

Class C

WSICX

This annual shareholder report contains important information about Income Plus Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund consolidated costs for the past year?

The table explains the consolidated costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	CONSOLIDATED COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$149	1.46%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Treasury yields were volatile throughout the 12-month period that ended September 30, 2025. After peaking in January, yields fell as U.S. economic, trade, and immigration policy uncertainty rose. The U.S. Federal Reserve (Fed) cut rates a total of 75 basis points (bps; 100 bps equal 1.00%) during the period, with markets pricing in two more cuts in 2025.

Credit spreads narrowed and remained subdued for much of the period, near the tightest levels in 20 years for many credit sectors. Duration exposure was near the Fund’s strategic neutral of 4.0 years before being extended in March 2025 and tactically extended until August 2025. Duration was brought back to the strategic neutral at period-end.

The Fund’s credit exposure was higher in quality than the benchmark, and credit exposure was reduced as valuations became more extreme. The portfolio was positioned to benefit from a variety of securitized exposures. The top contributors to performance were duration and curve exposure, sector allocation, credit-quality allocation, and security selection.

The main detractor from performance was an allocation to non-agency collateralized mortgage obligations.

Total return based on a $10,000 investment

	Class C with Load	Bloomberg U.S. Aggregate Bond Index
9/30/2015	$10,000	$10,000
10/31/2015	$10,078	$10,002
11/30/2015	$10,011	$9,975
12/31/2015	$9,897	$9,943
1/31/2016	$9,730	$10,080
2/29/2016	$9,674	$10,151
3/31/2016	$9,942	$10,244
4/30/2016	$10,107	$10,284
5/31/2016	$10,060	$10,286
6/30/2016	$10,110	$10,471
7/31/2016	$10,234	$10,537
8/31/2016	$10,313	$10,525
9/30/2016	$10,347	$10,519
10/31/2016	$10,380	$10,439
11/30/2016	$10,279	$10,192
12/31/2016	$10,378	$10,206
1/31/2017	$10,457	$10,226
2/28/2017	$10,559	$10,295
3/31/2017	$10,571	$10,290
4/30/2017	$10,650	$10,369
5/31/2017	$10,729	$10,449
6/30/2017	$10,754	$10,438
7/31/2017	$10,834	$10,483
8/31/2017	$10,863	$10,577
9/30/2017	$10,885	$10,527
10/31/2017	$10,922	$10,533
11/30/2017	$10,935	$10,519
12/31/2017	$10,968	$10,568
1/31/2018	$11,049	$10,446
2/28/2018	$10,991	$10,347
3/31/2018	$10,991	$10,413
4/30/2018	$10,952	$10,336
5/31/2018	$10,886	$10,410
6/30/2018	$10,847	$10,397
7/31/2018	$10,956	$10,399
8/31/2018	$10,929	$10,466
9/30/2018	$10,980	$10,399
10/31/2018	$10,909	$10,317
11/30/2018	$10,861	$10,378
12/31/2018	$10,782	$10,569
1/31/2019	$11,031	$10,681
2/28/2019	$11,106	$10,675
3/31/2019	$11,157	$10,880
4/30/2019	$11,250	$10,883
5/31/2019	$11,200	$11,076
6/30/2019	$11,352	$11,215
7/31/2019	$11,422	$11,240
8/31/2019	$11,376	$11,531
9/30/2019	$11,420	$11,470
10/31/2019	$11,462	$11,504
11/30/2019	$11,495	$11,498
12/31/2019	$11,600	$11,490
1/31/2020	$11,669	$11,711
2/29/2020	$11,572	$11,922
3/31/2020	$10,587	$11,852
4/30/2020	$10,988	$12,063
5/31/2020	$11,341	$12,119
6/30/2020	$11,542	$12,195
7/31/2020	$11,834	$12,377
8/31/2020	$12,028	$12,277
9/30/2020	$11,927	$12,271
10/31/2020	$11,922	$12,216
11/30/2020	$12,330	$12,336
12/31/2020	$12,510	$12,353
1/31/2021	$12,537	$12,264
2/28/2021	$12,588	$12,087
3/31/2021	$12,576	$11,936
4/30/2021	$12,680	$12,030
5/31/2021	$12,758	$12,070
6/30/2021	$12,826	$12,155
7/31/2021	$12,799	$12,290
8/31/2021	$12,833	$12,267
9/30/2021	$12,805	$12,161
10/31/2021	$12,751	$12,157
11/30/2021	$12,649	$12,193
12/31/2021	$12,763	$12,162
1/31/2022	$12,552	$11,900
2/28/2022	$12,389	$11,767
3/31/2022	$12,258	$11,441
4/30/2022	$11,941	$11,006
5/31/2022	$11,915	$11,077
6/30/2022	$11,489	$10,904
7/31/2022	$11,768	$11,170
8/31/2022	$11,593	$10,854
9/30/2022	$11,220	$10,385
10/31/2022	$11,223	$10,251
11/30/2022	$11,526	$10,628
12/31/2022	$11,519	$10,580
1/31/2023	$11,883	$10,905
2/28/2023	$11,667	$10,623
3/31/2023	$11,761	$10,893
4/30/2023	$11,833	$10,959
5/31/2023	$11,760	$10,840
6/30/2023	$11,810	$10,801
7/31/2023	$11,907	$10,794
8/31/2023	$11,906	$10,725
9/30/2023	$11,719	$10,452
10/31/2023	$11,586	$10,287
11/30/2023	$12,059	$10,753
12/31/2023	$12,492	$11,165
1/31/2024	$12,536	$11,134
2/29/2024	$12,451	$10,977
3/31/2024	$12,576	$11,078
4/30/2024	$12,410	$10,798
5/31/2024	$12,592	$10,981
6/30/2024	$12,634	$11,085
7/31/2024	$12,863	$11,344
8/31/2024	$13,033	$11,507
9/30/2024	$13,215	$11,661
10/31/2024	$13,058	$11,372
11/30/2024	$13,204	$11,493
12/31/2024	$13,126	$11,304
1/31/2025	$13,268	$11,364
2/28/2025	$13,428	$11,614
3/31/2025	$13,387	$11,619
4/30/2025	$13,344	$11,664
5/31/2025	$13,419	$11,581
6/30/2025	$13,618	$11,759
7/31/2025	$13,659	$11,728
8/31/2025	$13,787	$11,868
9/30/2025	$13,907	$11,998

Income Plus Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	4.53	2.81	3.35
Class C with Load	3.53	2.81	3.35
Bloomberg U.S. Aggregate Bond Index	2.88	(0.45)	1.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$213,335,034
# of portfolio holdings	416
Consolidated Portfolio turnover rate	486%
Consolidated Total advisory fees paid	$297,225

What did the Fund invest in?

CREDIT QUALITY (% OF LONG-TERM FIXED INCOME INVESTMENTS)Footnote Reference*

AAA/Aaa	2.3
AA/Aa	48.7
A/A	9.9
BBB/Baa	15.0
BB/Ba	12.6
B/B	5.7
CCC/Caa and below	2.4
Not rated	3.3
Other	0.1
Footnote	Description
Footnote*	The ratings indicated are from Standard & Poor's, Fitch Ratings Ltd., and/or Moody's Investors Service. The percentage of the Fund's portfolio with the ratings depicted in the chart are calculated based on long-term fixed income investments of the Fund. If the security was rated by all three ratings agencies, the middle rating was used. If rated by two out of the three ratings agencies, the lower was used, and if rated by one of the agencies, that rating was used. Credit quality is subject to change and may have changed since the date specified.

TOP TEN HOLDINGS (% OF NET ASSETS)

GNMA, 5.50%, 10‑15‑2054	9.0
FNMA, 5.00%, 10‑14‑2055	7.1
U.S. Treasury Notes, 3.63%, 8‑31‑2027	6.9
FNMA, 6.00%, 10‑15‑2054	5.9
GNMA, 6.00%, 10‑15‑2054	5.6
U.S. Treasury Notes, 4.13%, 2‑28‑2027	4.6
U.S. Treasury Notes, 3.75%, 6‑30‑2027	3.8
U.K. Gilts, 3.75%, 3‑7‑2027	2.5
FHLMC, 5.50%, 10‑1‑2054	2.2
U.S. Treasury Notes, 4.13%, 10‑31‑2026	2.0

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Agency securities	28.3
Corporate bonds and notes	18.9
U.S. Treasury securities	15.3
Foreign government bonds	10.4
Foreign corporate bonds and notes	9.1
Yankee corporate bonds and notes	7.8
Asset-backed securities	5.7
Non-agency mortgage-backed securities	2.0
Yankee government bonds	1.5
Loans	0.5
Investment companies	0.4
Common stocks	0.1

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the appointment of Allspring Global Investments (UK) Limited as an additional sub-adviser for the Fund, effective November 3, 2025. On the same date, Sarah Harrison, became a portfolio manager to the Fund.

At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3557 09-25

Annual Shareholder Report

September 30, 2025

Income Plus Fund

Institutional Class

WSINX

This annual shareholder report contains important information about Income Plus Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund consolidated costs for the past year?

The table explains the consolidated costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	CONSOLIDATED COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$40	0.39%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Treasury yields were volatile throughout the 12-month period that ended September 30, 2025. After peaking in January, yields fell as U.S. economic, trade, and immigration policy uncertainty rose. The U.S. Federal Reserve (Fed) cut rates a total of 75 basis points (bps; 100 bps equal 1.00%) during the period, with markets pricing in two more cuts in 2025.

Credit spreads narrowed and remained subdued for much of the period, near the tightest levels in 20 years for many credit sectors. Duration exposure was near the Fund’s strategic neutral of 4.0 years before being extended in March 2025 and tactically extended until August 2025. Duration was brought back to the strategic neutral at period-end.

The Fund’s credit exposure was higher in quality than the benchmark, and credit exposure was reduced as valuations became more extreme. The portfolio was positioned to benefit from a variety of securitized exposures. The top contributors to performance were duration and curve exposure, sector allocation, credit-quality allocation, and security selection.

The main detractor from performance was an allocation to non-agency collateralized mortgage obligations.

Total return based on a $10,000 investment

	Institutional Class	Bloomberg U.S. Aggregate Bond Index
9/30/2015	$10,000	$10,000
10/31/2015	$10,088	$10,002
11/30/2015	$10,033	$9,975
12/31/2015	$9,927	$9,943
1/31/2016	$9,771	$10,080
2/29/2016	$9,709	$10,151
3/31/2016	$9,991	$10,244
4/30/2016	$10,168	$10,284
5/31/2016	$10,130	$10,286
6/30/2016	$10,190	$10,471
7/31/2016	$10,325	$10,537
8/31/2016	$10,412	$10,525
9/30/2016	$10,446	$10,519
10/31/2016	$10,492	$10,439
11/30/2016	$10,403	$10,192
12/31/2016	$10,517	$10,206
1/31/2017	$10,597	$10,226
2/28/2017	$10,711	$10,295
3/31/2017	$10,734	$10,290
4/30/2017	$10,833	$10,369
5/31/2017	$10,917	$10,449
6/30/2017	$10,955	$10,438
7/31/2017	$11,048	$10,483
8/31/2017	$11,085	$10,577
9/30/2017	$11,118	$10,527
10/31/2017	$11,166	$10,533
11/30/2017	$11,189	$10,519
12/31/2017	$11,236	$10,568
1/31/2018	$11,318	$10,446
2/28/2018	$11,283	$10,347
3/31/2018	$11,282	$10,413
4/30/2018	$11,263	$10,336
5/31/2018	$11,194	$10,410
6/30/2018	$11,164	$10,397
7/31/2018	$11,287	$10,399
8/31/2018	$11,270	$10,466
9/30/2018	$11,333	$10,399
10/31/2018	$11,270	$10,317
11/30/2018	$11,231	$10,378
12/31/2018	$11,162	$10,569
1/31/2019	$11,419	$10,681
2/28/2019	$11,503	$10,675
3/31/2019	$11,566	$10,880
4/30/2019	$11,672	$10,883
5/31/2019	$11,642	$11,076
6/30/2019	$11,799	$11,215
7/31/2019	$11,895	$11,240
8/31/2019	$11,857	$11,531
9/30/2019	$11,899	$11,470
10/31/2019	$11,967	$11,504
11/30/2019	$12,012	$11,498
12/31/2019	$12,127	$11,490
1/31/2020	$12,205	$11,711
2/29/2020	$12,124	$11,922
3/31/2020	$11,106	$11,852
4/30/2020	$11,526	$12,063
5/31/2020	$11,906	$12,119
6/30/2020	$12,129	$12,195
7/31/2020	$12,447	$12,377
8/31/2020	$12,584	$12,277
9/30/2020	$12,489	$12,271
10/31/2020	$12,483	$12,216
11/30/2020	$12,925	$12,336
12/31/2020	$13,134	$12,353
1/31/2021	$13,166	$12,264
2/28/2021	$13,230	$12,087
3/31/2021	$13,228	$11,936
4/30/2021	$13,365	$12,030
5/31/2021	$13,457	$12,070
6/30/2021	$13,529	$12,155
7/31/2021	$13,513	$12,290
8/31/2021	$13,561	$12,267
9/30/2021	$13,542	$12,161
10/31/2021	$13,496	$12,157
11/30/2021	$13,399	$12,193
12/31/2021	$13,539	$12,162
1/31/2022	$13,320	$11,900
2/28/2022	$13,156	$11,767
3/31/2022	$13,027	$11,441
4/30/2022	$12,695	$11,006
5/31/2022	$12,694	$11,077
6/30/2022	$12,234	$10,904
7/31/2022	$12,545	$11,170
8/31/2022	$12,370	$10,854
9/30/2022	$11,980	$10,385
10/31/2022	$11,994	$10,251
11/30/2022	$12,316	$10,628
12/31/2022	$12,325	$10,580
1/31/2023	$12,724	$10,905
2/28/2023	$12,501	$10,623
3/31/2023	$12,616	$10,893
4/30/2023	$12,704	$10,959
5/31/2023	$12,650	$10,840
6/30/2023	$12,702	$10,801
7/31/2023	$12,819	$10,794
8/31/2023	$12,829	$10,725
9/30/2023	$12,639	$10,452
10/31/2023	$12,498	$10,287
11/30/2023	$13,013	$10,753
12/31/2023	$13,486	$11,165
1/31/2024	$13,536	$11,134
2/29/2024	$13,447	$10,977
3/31/2024	$13,588	$11,078
4/30/2024	$13,411	$10,798
5/31/2024	$13,613	$10,981
6/30/2024	$13,662	$11,085
7/31/2024	$13,913	$11,344
8/31/2024	$14,101	$11,507
9/30/2024	$14,287	$11,661
10/31/2024	$14,136	$11,372
11/30/2024	$14,298	$11,493
12/31/2024	$14,218	$11,304
1/31/2025	$14,375	$11,364
2/28/2025	$14,553	$11,614
3/31/2025	$14,496	$11,619
4/30/2025	$14,469	$11,664
5/31/2025	$14,539	$11,581
6/30/2025	$14,758	$11,759
7/31/2025	$14,824	$11,728
8/31/2025	$14,967	$11,868
9/30/2025	$15,085	$11,998

Income Plus Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	5.58	3.85	4.20
Bloomberg U.S. Aggregate Bond Index	2.88	(0.45)	1.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$213,335,034
# of portfolio holdings	416
Consolidated Portfolio turnover rate	486%
Consolidated Total advisory fees paid	$297,225

What did the Fund invest in?

CREDIT QUALITY (% OF LONG-TERM FIXED INCOME INVESTMENTS)Footnote Reference*

AAA/Aaa	2.3
AA/Aa	48.7
A/A	9.9
BBB/Baa	15.0
BB/Ba	12.6
B/B	5.7
CCC/Caa and below	2.4
Not rated	3.3
Other	0.1
Footnote	Description
Footnote*	The ratings indicated are from Standard & Poor's, Fitch Ratings Ltd., and/or Moody's Investors Service. The percentage of the Fund's portfolio with the ratings depicted in the chart are calculated based on long-term fixed income investments of the Fund. If the security was rated by all three ratings agencies, the middle rating was used. If rated by two out of the three ratings agencies, the lower was used, and if rated by one of the agencies, that rating was used. Credit quality is subject to change and may have changed since the date specified.

TOP TEN HOLDINGS (% OF NET ASSETS)

GNMA, 5.50%, 10‑15‑2054	9.0
FNMA, 5.00%, 10‑14‑2055	7.1
U.S. Treasury Notes, 3.63%, 8‑31‑2027	6.9
FNMA, 6.00%, 10‑15‑2054	5.9
GNMA, 6.00%, 10‑15‑2054	5.6
U.S. Treasury Notes, 4.13%, 2‑28‑2027	4.6
U.S. Treasury Notes, 3.75%, 6‑30‑2027	3.8
U.K. Gilts, 3.75%, 3‑7‑2027	2.5
FHLMC, 5.50%, 10‑1‑2054	2.2
U.S. Treasury Notes, 4.13%, 10‑31‑2026	2.0

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Agency securities	28.3
Corporate bonds and notes	18.9
U.S. Treasury securities	15.3
Foreign government bonds	10.4
Foreign corporate bonds and notes	9.1
Yankee corporate bonds and notes	7.8
Asset-backed securities	5.7
Non-agency mortgage-backed securities	2.0
Yankee government bonds	1.5
Loans	0.5
Investment companies	0.4
Common stocks	0.1

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the appointment of Allspring Global Investments (UK) Limited as an additional sub-adviser for the Fund, effective November 3, 2025. On the same date, Sarah Harrison, became a portfolio manager to the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3173 09-25

Annual Shareholder Report

Index Asset Allocation Fund

September 30, 2025

Administrator Class

WFAIX

This annual shareholder report contains important information about Index Asset Allocation Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Administrator Class	$94	0.90%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the trailing 12 months, equity and fixed income markets benefited from steady growth and moderating inflation, along with expectations of Federal Reserve rate cuts. U.S. consumer spending held firm amid resilient labor market conditions and solid household balance sheets. The neutral allocation has 60% of the Fund’s assets invested in the S&P 500 Index, which posted a 17.60% return. The stock market was led by communication services stocks (+35.55%), but the rally was broad based as 8 of the 11 index sectors posted positive returns. The neutral allocation has 40% of the Fund’s assets invested in the Bloomberg U.S. Treasury Index, which posted a 2.06% gain for the period. The Fund’s Tactical Asset Allocation (TAA) activity was the largest detractor from relative performance. Our TAA activity featured an underweight to stocks during the tariff relief rally and an overweight to bonds while yields rose. At period-end, the Fund’s effective exposure was 70.9% stocks, 43.4% bonds, and -14.3% cash versus the benchmark allocation of 60% stock and 40% bonds. Over the period, the TAA activity detracted around 107 basis points (bps; 100 bps equal 1.00%) to relative performance.

Total return based on a $10,000 investment

	Administrator Class	Index Asset Allocation Blended Index	Russell 3000® Index	Bloomberg U.S. Aggregate Bond Index
9/30/2015	$10,000	$10,000	$10,000	$10,000
10/31/2015	$10,487	$10,491	$10,790	$10,002
11/30/2015	$10,487	$10,493	$10,850	$9,975
12/31/2015	$10,376	$10,387	$10,627	$9,943
1/31/2016	$10,133	$10,166	$10,027	$10,080
2/29/2016	$10,129	$10,194	$10,024	$10,151
3/31/2016	$10,576	$10,615	$10,730	$10,244
4/30/2016	$10,591	$10,636	$10,796	$10,284
5/31/2016	$10,694	$10,750	$10,990	$10,286
6/30/2016	$10,754	$10,862	$11,012	$10,471
7/31/2016	$10,995	$11,120	$11,449	$10,537
8/31/2016	$10,987	$11,105	$11,478	$10,525
9/30/2016	$10,991	$11,100	$11,496	$10,519
10/31/2016	$10,858	$10,930	$11,248	$10,439
11/30/2016	$11,054	$11,056	$11,751	$10,192
12/31/2016	$11,181	$11,182	$11,980	$10,206
1/31/2017	$11,312	$11,320	$12,206	$10,226
2/28/2017	$11,590	$11,612	$12,660	$10,295
3/31/2017	$11,592	$11,618	$12,668	$10,290
4/30/2017	$11,671	$11,722	$12,803	$10,369
5/31/2017	$11,773	$11,851	$12,934	$10,449
6/30/2017	$11,808	$11,888	$13,050	$10,438
7/31/2017	$11,951	$12,042	$13,296	$10,483
8/31/2017	$11,985	$12,117	$13,322	$10,577
9/30/2017	$12,112	$12,225	$13,647	$10,527
10/31/2017	$12,268	$12,390	$13,945	$10,533
11/30/2017	$12,487	$12,612	$14,368	$10,519
12/31/2017	$12,568	$12,711	$14,512	$10,568
1/31/2018	$12,965	$13,079	$15,277	$10,446
2/28/2018	$12,640	$12,750	$14,714	$10,347
3/31/2018	$12,438	$12,604	$14,418	$10,413
4/30/2018	$12,438	$12,592	$14,473	$10,336
5/31/2018	$12,668	$12,819	$14,882	$10,410
6/30/2018	$12,721	$12,868	$14,979	$10,397
7/31/2018	$13,012	$13,133	$15,476	$10,399
8/31/2018	$13,319	$13,430	$16,020	$10,466
9/30/2018	$13,316	$13,426	$16,046	$10,399
10/31/2018	$12,697	$12,850	$14,865	$10,317
11/30/2018	$12,909	$13,053	$15,162	$10,378
12/31/2018	$12,235	$12,458	$13,751	$10,569
1/31/2019	$12,918	$13,080	$14,931	$10,681
2/28/2019	$13,140	$13,318	$15,457	$10,675
3/31/2019	$13,385	$13,575	$15,682	$10,880
4/30/2019	$13,668	$13,890	$16,309	$10,883
5/31/2019	$13,298	$13,491	$15,253	$11,076
6/30/2019	$13,852	$14,111	$16,325	$11,215
7/31/2019	$13,956	$14,226	$16,567	$11,240
8/31/2019	$14,000	$14,284	$16,229	$11,531
9/30/2019	$14,080	$14,396	$16,514	$11,470
10/31/2019	$14,228	$14,587	$16,870	$11,504
11/30/2019	$14,497	$14,887	$17,511	$11,498
12/31/2019	$14,703	$15,124	$18,017	$11,490
1/31/2020	$14,865	$15,268	$17,997	$11,711
2/29/2020	$14,279	$14,676	$16,523	$11,922
3/31/2020	$13,458	$13,758	$14,251	$11,852
4/30/2020	$14,540	$14,851	$16,139	$12,063
5/31/2020	$14,969	$15,260	$17,002	$12,119
6/30/2020	$15,161	$15,448	$17,390	$12,195
7/31/2020	$15,750	$16,041	$18,378	$12,377
8/31/2020	$16,364	$16,663	$19,709	$12,277
9/30/2020	$15,947	$16,292	$18,992	$12,271
10/31/2020	$15,664	$15,971	$18,582	$12,216
11/30/2020	$16,734	$17,042	$20,842	$12,336
12/31/2020	$17,121	$17,420	$21,780	$12,353
1/31/2021	$16,917	$17,247	$21,683	$12,264
2/28/2021	$17,108	$17,408	$22,361	$12,087
3/31/2021	$17,481	$17,758	$23,162	$11,936
4/30/2021	$18,138	$18,380	$24,356	$12,030
5/31/2021	$18,222	$18,482	$24,467	$12,070
6/30/2021	$18,544	$18,788	$25,071	$12,155
7/31/2021	$18,905	$19,158	$25,495	$12,290
8/31/2021	$19,265	$19,494	$26,222	$12,267
9/30/2021	$18,561	$18,866	$25,045	$12,161
10/31/2021	$19,388	$19,654	$26,739	$12,157
11/30/2021	$19,345	$19,632	$26,332	$12,193
12/31/2021	$19,860	$20,120	$27,369	$12,162
1/31/2022	$19,023	$19,343	$25,759	$11,900
2/28/2022	$18,591	$18,944	$25,110	$11,767
3/31/2022	$18,749	$19,130	$25,924	$11,441
4/30/2022	$17,471	$17,892	$23,598	$11,006
5/31/2022	$17,502	$17,925	$23,566	$11,077
6/30/2022	$16,593	$16,974	$21,595	$10,904
7/31/2022	$17,586	$18,021	$23,621	$11,170
8/31/2022	$16,958	$17,402	$22,739	$10,854
9/30/2022	$15,821	$16,200	$20,630	$10,385
10/31/2022	$16,477	$16,896	$22,322	$10,251
11/30/2022	$17,192	$17,644	$23,487	$10,628
12/31/2022	$16,509	$16,997	$22,112	$10,580
1/31/2023	$17,308	$17,808	$23,635	$10,905
2/28/2023	$16,821	$17,381	$23,083	$10,623
3/31/2023	$17,398	$17,965	$23,700	$10,893
4/30/2023	$17,588	$18,172	$23,952	$10,959
5/31/2023	$17,540	$18,135	$24,046	$10,840
6/30/2023	$18,169	$18,799	$25,688	$10,801
7/31/2023	$18,488	$19,135	$26,608	$10,794
8/31/2023	$18,255	$18,913	$26,095	$10,725
9/30/2023	$17,499	$18,205	$24,852	$10,452
10/31/2023	$17,132	$17,887	$24,193	$10,287
11/30/2023	$18,452	$19,116	$26,449	$10,753
12/31/2023	$19,284	$19,894	$27,852	$11,165
1/31/2024	$19,468	$20,072	$28,160	$11,134
2/29/2024	$19,988	$20,610	$29,685	$10,977
3/31/2024	$20,437	$21,061	$30,642	$11,078
4/30/2024	$19,649	$20,348	$29,294	$10,798
5/31/2024	$20,417	$21,072	$30,678	$10,981
6/30/2024	$20,989	$21,611	$31,628	$11,085
7/31/2024	$21,333	$21,958	$32,216	$11,344
8/31/2024	$21,795	$22,390	$32,917	$11,507
9/30/2024	$22,214	$22,785	$33,598	$11,661
10/31/2024	$21,818	$22,444	$33,351	$11,372
11/30/2024	$22,759	$23,304	$35,570	$11,493
12/31/2024	$22,161	$22,827	$34,483	$11,304
1/31/2025	$22,483	$23,256	$35,571	$11,364
2/28/2025	$22,494	$23,274	$34,890	$11,614
3/31/2025	$21,694	$22,509	$32,854	$11,619
4/30/2025	$21,555	$22,474	$32,634	$11,664
5/31/2025	$22,218	$23,230	$34,703	$11,581
6/30/2025	$22,981	$24,056	$36,466	$11,759
7/31/2025	$23,264	$24,342	$37,269	$11,728
8/31/2025	$23,639	$24,741	$38,131	$11,868
9/30/2025	$24,282	$25,366	$39,447	$11,998

Index Asset Allocation Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Administrator Class	9.31	8.77	9.28
Index Asset Allocation Blended IndexFootnote Reference*	11.33	9.26	9.76
Russell 3000® Index	17.41	15.74	14.71
Bloomberg U.S. Aggregate Bond Index	2.88	(0.45)	1.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$1,282,665,843
# of portfolio holdings	617
Portfolio turnover rate	19%
Total advisory fees paid	$7,647,158

What did the Fund invest in?

ALLOCATION (% OF TOTAL INVESTMENTS)

Fund	Neutral Allocation	Effective Allocation
Stock Funds	60.0	70.9
Bond Funds	40.0	43.4
Effective Cash	0.0	(14.3)

TOP TEN HOLDINGS (% OF NET ASSETS)

NVIDIA Corp.	4.8
Microsoft Corp.	4.0
Apple, Inc.	4.0
Amazon.com, Inc.	2.2
U.S. Treasury Notes, 0.88%, 9‑30‑2026	1.8
U.S. Treasury Notes, 1.38%, 10‑31‑2028	1.7
Meta Platforms, Inc. Class A	1.7
U.S. Treasury Bonds, 6.13%, 8‑15‑2029	1.6
Broadcom, Inc.	1.6
U.S. Treasury Notes, 1.38%, 11‑15‑2031	1.6

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

Effective August 21, 2025, Randy Rennicke, CFA, became a portfolio manager of the Fund. Effective September 1, 2025, Travis Keshemberg, CFA, CIPM, FRM, was no longer a portfolio manager of the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR0461 09-25

Annual Shareholder Report

Index Asset Allocation Fund

September 30, 2025

Class A

SFAAX

This annual shareholder report contains important information about Index Asset Allocation Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$111	1.06%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the trailing 12 months, equity and fixed income markets benefited from steady growth and moderating inflation, along with expectations of Federal Reserve rate cuts. U.S. consumer spending held firm amid resilient labor market conditions and solid household balance sheets. The neutral allocation has 60% of the Fund’s assets invested in the S&P 500 Index, which posted a 17.60% return. The stock market was led by communication services stocks (+35.55%), but the rally was broad based as 8 of the 11 index sectors posted positive returns. The neutral allocation has 40% of the Fund’s assets invested in the Bloomberg U.S. Treasury Index, which posted a 2.06% gain for the period. The Fund’s Tactical Asset Allocation (TAA) activity was the largest detractor from relative performance. Our TAA activity featured an underweight to stocks during the tariff relief rally and an overweight to bonds while yields rose. At period-end, the Fund’s effective exposure was 70.9% stocks, 43.4% bonds, and -14.3% cash versus the benchmark allocation of 60% stock and 40% bonds. Over the period, the TAA activity detracted around 107 basis points (bps; 100 bps equal 1.00%) to relative performance.

Total return based on a $10,000 investment

	Class A with Load	Index Asset Allocation Blended Index	Russell 3000® Index	Bloomberg U.S. Aggregate Bond Index
9/30/2015	$9,426	$10,000	$10,000	$10,000
10/31/2015	$9,882	$10,491	$10,790	$10,002
11/30/2015	$9,879	$10,493	$10,850	$9,975
12/31/2015	$9,777	$10,387	$10,627	$9,943
1/31/2016	$9,544	$10,166	$10,027	$10,080
2/29/2016	$9,537	$10,194	$10,024	$10,151
3/31/2016	$9,957	$10,615	$10,730	$10,244
4/30/2016	$9,971	$10,636	$10,796	$10,284
5/31/2016	$10,065	$10,750	$10,990	$10,286
6/30/2016	$10,118	$10,862	$11,012	$10,471
7/31/2016	$10,345	$11,120	$11,449	$10,537
8/31/2016	$10,335	$11,105	$11,478	$10,525
9/30/2016	$10,338	$11,100	$11,496	$10,519
10/31/2016	$10,209	$10,930	$11,248	$10,439
11/30/2016	$10,394	$11,056	$11,751	$10,192
12/31/2016	$10,510	$11,182	$11,980	$10,206
1/31/2017	$10,633	$11,320	$12,206	$10,226
2/28/2017	$10,892	$11,612	$12,660	$10,295
3/31/2017	$10,892	$11,618	$12,668	$10,290
4/30/2017	$10,967	$11,722	$12,803	$10,369
5/31/2017	$11,062	$11,851	$12,934	$10,449
6/30/2017	$11,093	$11,888	$13,050	$10,438
7/31/2017	$11,224	$12,042	$13,296	$10,483
8/31/2017	$11,256	$12,117	$13,322	$10,577
9/30/2017	$11,370	$12,225	$13,647	$10,527
10/31/2017	$11,520	$12,390	$13,945	$10,533
11/30/2017	$11,719	$12,612	$14,368	$10,519
12/31/2017	$11,797	$12,711	$14,512	$10,568
1/31/2018	$12,166	$13,079	$15,277	$10,446
2/28/2018	$11,861	$12,750	$14,714	$10,347
3/31/2018	$11,667	$12,604	$14,418	$10,413
4/30/2018	$11,667	$12,592	$14,473	$10,336
5/31/2018	$11,879	$12,819	$14,882	$10,410
6/30/2018	$11,927	$12,868	$14,979	$10,397
7/31/2018	$12,201	$13,133	$15,476	$10,399
8/31/2018	$12,485	$13,430	$16,020	$10,466
9/30/2018	$12,481	$13,426	$16,046	$10,399
10/31/2018	$11,900	$12,850	$14,865	$10,317
11/30/2018	$12,095	$13,053	$15,162	$10,378
12/31/2018	$11,465	$12,458	$13,751	$10,569
1/31/2019	$12,100	$13,080	$14,931	$10,681
2/28/2019	$12,305	$13,318	$15,457	$10,675
3/31/2019	$12,534	$13,575	$15,682	$10,880
4/30/2019	$12,798	$13,890	$16,309	$10,883
5/31/2019	$12,448	$13,491	$15,253	$11,076
6/30/2019	$12,965	$14,111	$16,325	$11,215
7/31/2019	$13,059	$14,226	$16,567	$11,240
8/31/2019	$13,100	$14,284	$16,229	$11,531
9/30/2019	$13,172	$14,396	$16,514	$11,470
10/31/2019	$13,311	$14,587	$16,870	$11,504
11/30/2019	$13,559	$14,887	$17,511	$11,498
12/31/2019	$13,752	$15,124	$18,017	$11,490
1/31/2020	$13,900	$15,268	$17,997	$11,711
2/29/2020	$13,352	$14,676	$16,523	$11,922
3/31/2020	$12,583	$13,758	$14,251	$11,852
4/30/2020	$13,590	$14,851	$16,139	$12,063
5/31/2020	$13,987	$15,260	$17,002	$12,119
6/30/2020	$14,164	$15,448	$17,390	$12,195
7/31/2020	$14,715	$16,041	$18,378	$12,377
8/31/2020	$15,285	$16,663	$19,709	$12,277
9/30/2020	$14,896	$16,292	$18,992	$12,271
10/31/2020	$14,628	$15,971	$18,582	$12,216
11/30/2020	$15,623	$17,042	$20,842	$12,336
12/31/2020	$15,984	$17,420	$21,780	$12,353
1/31/2021	$15,790	$17,247	$21,683	$12,264
2/28/2021	$15,968	$17,408	$22,361	$12,087
3/31/2021	$16,312	$17,758	$23,162	$11,936
4/30/2021	$16,925	$18,380	$24,356	$12,030
5/31/2021	$17,000	$18,482	$24,467	$12,070
6/30/2021	$17,297	$18,788	$25,071	$12,155
7/31/2021	$17,629	$19,158	$25,495	$12,290
8/31/2021	$17,962	$19,494	$26,222	$12,267
9/30/2021	$17,305	$18,866	$25,045	$12,161
10/31/2021	$18,073	$19,654	$26,739	$12,157
11/30/2021	$18,033	$19,632	$26,332	$12,193
12/31/2021	$18,508	$20,120	$27,369	$12,162
1/31/2022	$17,723	$19,343	$25,759	$11,900
2/28/2022	$17,321	$18,944	$25,110	$11,767
3/31/2022	$17,463	$19,130	$25,924	$11,441
4/30/2022	$16,272	$17,892	$23,598	$11,006
5/31/2022	$16,297	$17,925	$23,566	$11,077
6/30/2022	$15,449	$16,974	$21,595	$10,904
7/31/2022	$16,374	$18,021	$23,621	$11,170
8/31/2022	$15,786	$17,402	$22,739	$10,854
9/30/2022	$14,724	$16,200	$20,630	$10,385
10/31/2022	$15,331	$16,896	$22,322	$10,251
11/30/2022	$15,996	$17,644	$23,487	$10,628
12/31/2022	$15,361	$16,997	$22,112	$10,580
1/31/2023	$16,095	$17,808	$23,635	$10,905
2/28/2023	$15,642	$17,381	$23,083	$10,623
3/31/2023	$16,177	$17,965	$23,700	$10,893
4/30/2023	$16,349	$18,172	$23,952	$10,959
5/31/2023	$16,305	$18,135	$24,046	$10,840
6/30/2023	$16,887	$18,799	$25,688	$10,801
7/31/2023	$17,179	$19,135	$26,608	$10,794
8/31/2023	$16,962	$18,913	$26,095	$10,725
9/30/2023	$16,257	$18,205	$24,852	$10,452
10/31/2023	$15,911	$17,887	$24,193	$10,287
11/30/2023	$17,138	$19,116	$26,449	$10,753
12/31/2023	$17,914	$19,894	$27,852	$11,165
1/31/2024	$18,075	$20,072	$28,160	$11,134
2/29/2024	$18,558	$20,610	$29,685	$10,977
3/31/2024	$18,973	$21,061	$30,642	$11,078
4/30/2024	$18,237	$20,348	$29,294	$10,798
5/31/2024	$18,945	$21,072	$30,678	$10,981
6/30/2024	$19,473	$21,611	$31,628	$11,085
7/31/2024	$19,792	$21,958	$32,216	$11,344
8/31/2024	$20,216	$22,390	$32,917	$11,507
9/30/2024	$20,606	$22,785	$33,598	$11,661
10/31/2024	$20,234	$22,444	$33,351	$11,372
11/30/2024	$21,102	$23,304	$35,570	$11,493
12/31/2024	$20,544	$22,827	$34,483	$11,304
1/31/2025	$20,842	$23,256	$35,571	$11,364
2/28/2025	$20,848	$23,274	$34,890	$11,614
3/31/2025	$20,107	$22,509	$32,854	$11,619
4/30/2025	$19,974	$22,474	$32,634	$11,664
5/31/2025	$20,583	$23,230	$34,703	$11,581
6/30/2025	$21,292	$24,056	$36,466	$11,759
7/31/2025	$21,549	$24,342	$37,269	$11,728
8/31/2025	$21,892	$24,741	$38,131	$11,868
9/30/2025	$22,484	$25,366	$39,447	$11,998

Index Asset Allocation Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	9.11	8.58	9.08
Class A with Load	2.85	7.31	8.44
Index Asset Allocation Blended IndexFootnote Reference*	11.33	9.26	9.76
Russell 3000® Index	17.41	15.74	14.71
Bloomberg U.S. Aggregate Bond Index	2.88	(0.45)	1.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$1,282,665,843
# of portfolio holdings	617
Portfolio turnover rate	19%
Total advisory fees paid	$7,647,158

What did the Fund invest in?

ALLOCATION (% OF TOTAL INVESTMENTS)

Fund	Neutral Allocation	Effective Allocation
Stock Funds	60.0	70.9
Bond Funds	40.0	43.4
Effective Cash	0.0	(14.3)

TOP TEN HOLDINGS (% OF NET ASSETS)

NVIDIA Corp.	4.8
Microsoft Corp.	4.0
Apple, Inc.	4.0
Amazon.com, Inc.	2.2
U.S. Treasury Notes, 0.88%, 9‑30‑2026	1.8
U.S. Treasury Notes, 1.38%, 10‑31‑2028	1.7
Meta Platforms, Inc. Class A	1.7
U.S. Treasury Bonds, 6.13%, 8‑15‑2029	1.6
Broadcom, Inc.	1.6
U.S. Treasury Notes, 1.38%, 11‑15‑2031	1.6

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

Effective August 21, 2025, Randy Rennicke, CFA, became a portfolio manager of the Fund. Effective September 1, 2025, Travis Keshemberg, CFA, CIPM, FRM, was no longer a portfolio manager of the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR0458 09-25

Annual Shareholder Report

Index Asset Allocation Fund

September 30, 2025

Class C

WFALX

This annual shareholder report contains important information about Index Asset Allocation Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$190	1.82%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the trailing 12 months, equity and fixed income markets benefited from steady growth and moderating inflation, along with expectations of Federal Reserve rate cuts. U.S. consumer spending held firm amid resilient labor market conditions and solid household balance sheets. The neutral allocation has 60% of the Fund’s assets invested in the S&P 500 Index, which posted a 17.60% return. The stock market was led by communication services stocks (+35.55%), but the rally was broad based as 8 of the 11 index sectors posted positive returns. The neutral allocation has 40% of the Fund’s assets invested in the Bloomberg U.S. Treasury Index, which posted a 2.06% gain for the period. The Fund’s Tactical Asset Allocation (TAA) activity was the largest detractor from relative performance. Our TAA activity featured an underweight to stocks during the tariff relief rally and an overweight to bonds while yields rose. At period-end, the Fund’s effective exposure was 70.9% stocks, 43.4% bonds, and -14.3% cash versus the benchmark allocation of 60% stock and 40% bonds. Over the period, the TAA activity detracted around 107 basis points (bps; 100 bps equal 1.00%) to relative performance.

Total return based on a $10,000 investment

	Class C with Load	Index Asset Allocation Blended Index	Russell 3000® Index	Bloomberg U.S. Aggregate Bond Index
9/30/2015	$10,000	$10,000	$10,000	$10,000
10/31/2015	$10,481	$10,491	$10,790	$10,002
11/30/2015	$10,469	$10,493	$10,850	$9,975
12/31/2015	$10,350	$10,387	$10,627	$9,943
1/31/2016	$10,096	$10,166	$10,027	$10,080
2/29/2016	$10,090	$10,194	$10,024	$10,151
3/31/2016	$10,521	$10,615	$10,730	$10,244
4/30/2016	$10,533	$10,636	$10,796	$10,284
5/31/2016	$10,624	$10,750	$10,990	$10,286
6/30/2016	$10,675	$10,862	$11,012	$10,471
7/31/2016	$10,905	$11,120	$11,449	$10,537
8/31/2016	$10,892	$11,105	$11,478	$10,525
9/30/2016	$10,886	$11,100	$11,496	$10,519
10/31/2016	$10,741	$10,930	$11,248	$10,439
11/30/2016	$10,929	$11,056	$11,751	$10,192
12/31/2016	$11,048	$11,182	$11,980	$10,206
1/31/2017	$11,170	$11,320	$12,206	$10,226
2/28/2017	$11,433	$11,612	$12,660	$10,295
3/31/2017	$11,429	$11,618	$12,668	$10,290
4/30/2017	$11,496	$11,722	$12,803	$10,369
5/31/2017	$11,588	$11,851	$12,934	$10,449
6/30/2017	$11,612	$11,888	$13,050	$10,438
7/31/2017	$11,747	$12,042	$13,296	$10,483
8/31/2017	$11,771	$12,117	$13,322	$10,577
9/30/2017	$11,881	$12,225	$13,647	$10,527
10/31/2017	$12,028	$12,390	$13,945	$10,533
11/30/2017	$12,236	$12,612	$14,368	$10,519
12/31/2017	$12,302	$12,711	$14,512	$10,568
1/31/2018	$12,683	$13,079	$15,277	$10,446
2/28/2018	$12,357	$12,750	$14,714	$10,347
3/31/2018	$12,148	$12,604	$14,418	$10,413
4/30/2018	$12,142	$12,592	$14,473	$10,336
5/31/2018	$12,357	$12,819	$14,882	$10,410
6/30/2018	$12,394	$12,868	$14,979	$10,397
7/31/2018	$12,670	$13,133	$15,476	$10,399
8/31/2018	$12,959	$13,430	$16,020	$10,466
9/30/2018	$12,948	$13,426	$16,046	$10,399
10/31/2018	$12,333	$12,850	$14,865	$10,317
11/30/2018	$12,530	$13,053	$15,162	$10,378
12/31/2018	$11,870	$12,458	$13,751	$10,569
1/31/2019	$12,516	$13,080	$14,931	$10,681
2/28/2019	$12,725	$13,318	$15,457	$10,675
3/31/2019	$12,955	$13,575	$15,682	$10,880
4/30/2019	$13,215	$13,890	$16,309	$10,883
5/31/2019	$12,847	$13,491	$15,253	$11,076
6/30/2019	$13,371	$14,111	$16,325	$11,215
7/31/2019	$13,466	$14,226	$16,567	$11,240
8/31/2019	$13,498	$14,284	$16,229	$11,531
9/30/2019	$13,562	$14,396	$16,514	$11,470
10/31/2019	$13,696	$14,587	$16,870	$11,504
11/30/2019	$13,943	$14,887	$17,511	$11,498
12/31/2019	$14,134	$15,124	$18,017	$11,490
1/31/2020	$14,275	$15,268	$17,997	$11,711
2/29/2020	$13,703	$14,676	$16,523	$11,922
3/31/2020	$12,905	$13,758	$14,251	$11,852
4/30/2020	$13,929	$14,851	$16,139	$12,063
5/31/2020	$14,328	$15,260	$17,002	$12,119
6/30/2020	$14,498	$15,448	$17,390	$12,195
7/31/2020	$15,058	$16,041	$18,378	$12,377
8/31/2020	$15,631	$16,663	$19,709	$12,277
9/30/2020	$15,219	$16,292	$18,992	$12,271
10/31/2020	$14,936	$15,971	$18,582	$12,216
11/30/2020	$15,947	$17,042	$20,842	$12,336
12/31/2020	$16,303	$17,420	$21,780	$12,353
1/31/2021	$16,090	$17,247	$21,683	$12,264
2/28/2021	$16,263	$17,408	$22,361	$12,087
3/31/2021	$16,608	$17,758	$23,162	$11,936
4/30/2021	$17,218	$18,380	$24,356	$12,030
5/31/2021	$17,284	$18,482	$24,467	$12,070
6/30/2021	$17,576	$18,788	$25,071	$12,155
7/31/2021	$17,901	$19,158	$25,495	$12,290
8/31/2021	$18,226	$19,494	$26,222	$12,267
9/30/2021	$17,550	$18,866	$25,045	$12,161
10/31/2021	$18,319	$19,654	$26,739	$12,157
11/30/2021	$18,266	$19,632	$26,332	$12,193
12/31/2021	$18,735	$20,120	$27,369	$12,162
1/31/2022	$17,930	$19,343	$25,759	$11,900
2/28/2022	$17,516	$18,944	$25,110	$11,767
3/31/2022	$17,642	$19,130	$25,924	$11,441
4/30/2022	$16,430	$17,892	$23,598	$11,006
5/31/2022	$16,444	$17,925	$23,566	$11,077
6/30/2022	$15,582	$16,974	$21,595	$10,904
7/31/2022	$16,500	$18,021	$23,621	$11,170
8/31/2022	$15,898	$17,402	$22,739	$10,854
9/30/2022	$14,819	$16,200	$20,630	$10,385
10/31/2022	$15,421	$16,896	$22,322	$10,251
11/30/2022	$16,080	$17,644	$23,487	$10,628
12/31/2022	$15,427	$16,997	$22,112	$10,580
1/31/2023	$16,157	$17,808	$23,635	$10,905
2/28/2023	$15,697	$17,381	$23,083	$10,623
3/31/2023	$16,223	$17,965	$23,700	$10,893
4/30/2023	$16,383	$18,172	$23,952	$10,959
5/31/2023	$16,325	$18,135	$24,046	$10,840
6/30/2023	$16,901	$18,799	$25,688	$10,801
7/31/2023	$17,201	$19,135	$26,608	$10,794
8/31/2023	$16,960	$18,913	$26,095	$10,725
9/30/2023	$16,237	$18,205	$24,852	$10,452
10/31/2023	$15,892	$17,887	$24,193	$10,287
11/30/2023	$17,117	$19,116	$26,449	$10,753
12/31/2023	$17,892	$19,894	$27,852	$11,165
1/31/2024	$18,053	$20,072	$28,160	$11,134
2/29/2024	$18,536	$20,610	$29,685	$10,977
3/31/2024	$18,951	$21,061	$30,642	$11,078
4/30/2024	$18,215	$20,348	$29,294	$10,798
5/31/2024	$18,922	$21,072	$30,678	$10,981
6/30/2024	$19,450	$21,611	$31,628	$11,085
7/31/2024	$19,769	$21,958	$32,216	$11,344
8/31/2024	$20,192	$22,390	$32,917	$11,507
9/30/2024	$20,582	$22,785	$33,598	$11,661
10/31/2024	$20,210	$22,444	$33,351	$11,372
11/30/2024	$21,077	$23,304	$35,570	$11,493
12/31/2024	$20,519	$22,827	$34,483	$11,304
1/31/2025	$20,817	$23,256	$35,571	$11,364
2/28/2025	$20,823	$23,274	$34,890	$11,614
3/31/2025	$20,083	$22,509	$32,854	$11,619
4/30/2025	$19,950	$22,474	$32,634	$11,664
5/31/2025	$20,558	$23,230	$34,703	$11,581
6/30/2025	$21,267	$24,056	$36,466	$11,759
7/31/2025	$21,524	$24,342	$37,269	$11,728
8/31/2025	$21,866	$24,741	$38,131	$11,868
9/30/2025	$22,457	$25,366	$39,447	$11,998

Index Asset Allocation Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	8.31	7.77	8.43
Class C with Load	7.31	7.77	8.43
Index Asset Allocation Blended IndexFootnote Reference*	11.33	9.26	9.76
Russell 3000® Index	17.41	15.74	14.71
Bloomberg U.S. Aggregate Bond Index	2.88	(0.45)	1.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$1,282,665,843
# of portfolio holdings	617
Portfolio turnover rate	19%
Total advisory fees paid	$7,647,158

What did the Fund invest in?

ALLOCATION (% OF TOTAL INVESTMENTS)

Fund	Neutral Allocation	Effective Allocation
Stock Funds	60.0	70.9
Bond Funds	40.0	43.4
Effective Cash	0.0	(14.3)

TOP TEN HOLDINGS (% OF NET ASSETS)

NVIDIA Corp.	4.8
Microsoft Corp.	4.0
Apple, Inc.	4.0
Amazon.com, Inc.	2.2
U.S. Treasury Notes, 0.88%, 9‑30‑2026	1.8
U.S. Treasury Notes, 1.38%, 10‑31‑2028	1.7
Meta Platforms, Inc. Class A	1.7
U.S. Treasury Bonds, 6.13%, 8‑15‑2029	1.6
Broadcom, Inc.	1.6
U.S. Treasury Notes, 1.38%, 11‑15‑2031	1.6

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

Effective August 21, 2025, Randy Rennicke, CFA, became a portfolio manager of the Fund. Effective September 1, 2025, Travis Keshemberg, CFA, CIPM, FRM, was no longer a portfolio manager of the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR0460 09-25

Annual Shareholder Report

Index Asset Allocation Fund

September 30, 2025

Institutional Class

WFATX

This annual shareholder report contains important information about Index Asset Allocation Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$79	0.75%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the trailing 12 months, equity and fixed income markets benefited from steady growth and moderating inflation, along with expectations of Federal Reserve rate cuts. U.S. consumer spending held firm amid resilient labor market conditions and solid household balance sheets. The neutral allocation has 60% of the Fund’s assets invested in the S&P 500 Index, which posted a 17.60% return. The stock market was led by communication services stocks (+35.55%), but the rally was broad based as 8 of the 11 index sectors posted positive returns. The neutral allocation has 40% of the Fund’s assets invested in the Bloomberg U.S. Treasury Index, which posted a 2.06% gain for the period. The Fund’s Tactical Asset Allocation (TAA) activity was the largest detractor from relative performance. Our TAA activity featured an underweight to stocks during the tariff relief rally and an overweight to bonds while yields rose. At period-end, the Fund’s effective exposure was 70.9% stocks, 43.4% bonds, and -14.3% cash versus the benchmark allocation of 60% stock and 40% bonds. Over the period, the TAA activity detracted around 107 basis points (bps; 100 bps equal 1.00%) to relative performance.

Total return based on a $10,000 investment

	Institutional Class	Index Asset Allocation Blended Index	Russell 3000® Index	Bloomberg U.S. Aggregate Bond Index
9/30/2015	$10,000	$10,000	$10,000	$10,000
10/31/2015	$10,487	$10,491	$10,790	$10,002
11/30/2015	$10,487	$10,493	$10,850	$9,975
12/31/2015	$10,376	$10,387	$10,627	$9,943
1/31/2016	$10,133	$10,166	$10,027	$10,080
2/29/2016	$10,129	$10,194	$10,024	$10,151
3/31/2016	$10,576	$10,615	$10,730	$10,244
4/30/2016	$10,591	$10,636	$10,796	$10,284
5/31/2016	$10,694	$10,750	$10,990	$10,286
6/30/2016	$10,754	$10,862	$11,012	$10,471
7/31/2016	$10,995	$11,120	$11,449	$10,537
8/31/2016	$10,987	$11,105	$11,478	$10,525
9/30/2016	$10,991	$11,100	$11,496	$10,519
10/31/2016	$10,858	$10,930	$11,248	$10,439
11/30/2016	$11,058	$11,056	$11,751	$10,192
12/31/2016	$11,184	$11,182	$11,980	$10,206
1/31/2017	$11,316	$11,320	$12,206	$10,226
2/28/2017	$11,595	$11,612	$12,660	$10,295
3/31/2017	$11,601	$11,618	$12,668	$10,290
4/30/2017	$11,684	$11,722	$12,803	$10,369
5/31/2017	$11,786	$11,851	$12,934	$10,449
6/30/2017	$11,822	$11,888	$13,050	$10,438
7/31/2017	$11,966	$12,042	$13,296	$10,483
8/31/2017	$12,000	$12,117	$13,322	$10,577
9/30/2017	$12,128	$12,225	$13,647	$10,527
10/31/2017	$12,287	$12,390	$13,945	$10,533
11/30/2017	$12,507	$12,612	$14,368	$10,519
12/31/2017	$12,592	$12,711	$14,512	$10,568
1/31/2018	$12,990	$13,079	$15,277	$10,446
2/28/2018	$12,668	$12,750	$14,714	$10,347
3/31/2018	$12,466	$12,604	$14,418	$10,413
4/30/2018	$12,470	$12,592	$14,473	$10,336
5/31/2018	$12,700	$12,819	$14,882	$10,410
6/30/2018	$12,751	$12,868	$14,979	$10,397
7/31/2018	$13,048	$13,133	$15,476	$10,399
8/31/2018	$13,356	$13,430	$16,020	$10,466
9/30/2018	$13,354	$13,426	$16,046	$10,399
10/31/2018	$12,737	$12,850	$14,865	$10,317
11/30/2018	$12,953	$13,053	$15,162	$10,378
12/31/2018	$12,278	$12,458	$13,751	$10,569
1/31/2019	$12,963	$13,080	$14,931	$10,681
2/28/2019	$13,187	$13,318	$15,457	$10,675
3/31/2019	$13,437	$13,575	$15,682	$10,880
4/30/2019	$13,721	$13,890	$16,309	$10,883
5/31/2019	$13,349	$13,491	$15,253	$11,076
6/30/2019	$13,907	$14,111	$16,325	$11,215
7/31/2019	$14,016	$14,226	$16,567	$11,240
8/31/2019	$14,060	$14,284	$16,229	$11,531
9/30/2019	$14,141	$14,396	$16,514	$11,470
10/31/2019	$14,294	$14,587	$16,870	$11,504
11/30/2019	$14,564	$14,887	$17,511	$11,498
12/31/2019	$14,778	$15,124	$18,017	$11,490
1/31/2020	$14,942	$15,268	$17,997	$11,711
2/29/2020	$14,356	$14,676	$16,523	$11,922
3/31/2020	$13,530	$13,758	$14,251	$11,852
4/30/2020	$14,619	$14,851	$16,139	$12,063
5/31/2020	$15,051	$15,260	$17,002	$12,119
6/30/2020	$15,245	$15,448	$17,390	$12,195
7/31/2020	$15,843	$16,041	$18,378	$12,377
8/31/2020	$16,461	$16,663	$19,709	$12,277
9/30/2020	$16,042	$16,292	$18,992	$12,271
10/31/2020	$15,761	$15,971	$18,582	$12,216
11/30/2020	$16,835	$17,042	$20,842	$12,336
12/31/2020	$17,232	$17,420	$21,780	$12,353
1/31/2021	$17,027	$17,247	$21,683	$12,264
2/28/2021	$17,223	$17,408	$22,361	$12,087
3/31/2021	$17,599	$17,758	$23,162	$11,936
4/30/2021	$18,265	$18,380	$24,356	$12,030
5/31/2021	$18,350	$18,482	$24,467	$12,070
6/30/2021	$18,679	$18,788	$25,071	$12,155
7/31/2021	$19,042	$19,158	$25,495	$12,290
8/31/2021	$19,405	$19,494	$26,222	$12,267
9/30/2021	$18,701	$18,866	$25,045	$12,161
10/31/2021	$19,533	$19,654	$26,739	$12,157
11/30/2021	$19,495	$19,632	$26,332	$12,193
12/31/2021	$20,015	$20,120	$27,369	$12,162
1/31/2022	$19,175	$19,343	$25,759	$11,900
2/28/2022	$18,743	$18,944	$25,110	$11,767
3/31/2022	$18,902	$19,130	$25,924	$11,441
4/30/2022	$17,617	$17,892	$23,598	$11,006
5/31/2022	$17,649	$17,925	$23,566	$11,077
6/30/2022	$16,740	$16,974	$21,595	$10,904
7/31/2022	$17,743	$18,021	$23,621	$11,170
8/31/2022	$17,109	$17,402	$22,739	$10,854
9/30/2022	$15,963	$16,200	$20,630	$10,385
10/31/2022	$16,626	$16,896	$22,322	$10,251
11/30/2022	$17,353	$17,644	$23,487	$10,628
12/31/2022	$16,669	$16,997	$22,112	$10,580
1/31/2023	$17,472	$17,808	$23,635	$10,905
2/28/2023	$16,980	$17,381	$23,083	$10,623
3/31/2023	$17,569	$17,965	$23,700	$10,893
4/30/2023	$17,761	$18,172	$23,952	$10,959
5/31/2023	$17,718	$18,135	$24,046	$10,840
6/30/2023	$18,356	$18,799	$25,688	$10,801
7/31/2023	$18,678	$19,135	$26,608	$10,794
8/31/2023	$18,447	$18,913	$26,095	$10,725
9/30/2023	$17,685	$18,205	$24,852	$10,452
10/31/2023	$17,313	$17,887	$24,193	$10,287
11/30/2023	$18,654	$19,116	$26,449	$10,753
12/31/2023	$19,500	$19,894	$27,852	$11,165
1/31/2024	$19,681	$20,072	$28,160	$11,134
2/29/2024	$20,213	$20,610	$29,685	$10,977
3/31/2024	$20,669	$21,061	$30,642	$11,078
4/30/2024	$19,876	$20,348	$29,294	$10,798
5/31/2024	$20,654	$21,072	$30,678	$10,981
6/30/2024	$21,236	$21,611	$31,628	$11,085
7/31/2024	$21,584	$21,958	$32,216	$11,344
8/31/2024	$22,057	$22,390	$32,917	$11,507
9/30/2024	$22,485	$22,785	$33,598	$11,661
10/31/2024	$22,084	$22,444	$33,351	$11,372
11/30/2024	$23,038	$23,304	$35,570	$11,493
12/31/2024	$22,439	$22,827	$34,483	$11,304
1/31/2025	$22,765	$23,256	$35,571	$11,364
2/28/2025	$22,777	$23,274	$34,890	$11,614
3/31/2025	$21,972	$22,509	$32,854	$11,619
4/30/2025	$21,837	$22,474	$32,634	$11,664
5/31/2025	$22,510	$23,230	$34,703	$11,581
6/30/2025	$23,286	$24,056	$36,466	$11,759
7/31/2025	$23,573	$24,342	$37,269	$11,728
8/31/2025	$23,954	$24,741	$38,131	$11,868
9/30/2025	$24,611	$25,366	$39,447	$11,998

Index Asset Allocation Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional ClassFootnote Reference*	9.46	8.94	9.42
Index Asset Allocation Blended IndexFootnote Reference†	11.33	9.26	9.76
Russell 3000® Index	17.41	15.74	14.71
Bloomberg U.S. Aggregate Bond Index	2.88	(0.45)	1.84

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Historical performance shown for the Institutional Class shares prior to their inception on October 31, 2016 reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
Footnote†	Source: Allspring Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$1,282,665,843
# of portfolio holdings	617
Portfolio turnover rate	19%
Total advisory fees paid	$7,647,158

What did the Fund invest in?

ALLOCATION (% OF TOTAL INVESTMENTS)

Fund	Neutral Allocation	Effective Allocation
Stock Funds	60.0	70.9
Bond Funds	40.0	43.4
Effective Cash	0.0	(14.3)

TOP TEN HOLDINGS (% OF NET ASSETS)

NVIDIA Corp.	4.8
Microsoft Corp.	4.0
Apple, Inc.	4.0
Amazon.com, Inc.	2.2
U.S. Treasury Notes, 0.88%, 9‑30‑2026	1.8
U.S. Treasury Notes, 1.38%, 10‑31‑2028	1.7
Meta Platforms, Inc. Class A	1.7
U.S. Treasury Bonds, 6.13%, 8‑15‑2029	1.6
Broadcom, Inc.	1.6
U.S. Treasury Notes, 1.38%, 11‑15‑2031	1.6

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

Effective August 21, 2025, Randy Rennicke, CFA, became a portfolio manager of the Fund. Effective September 1, 2025, Travis Keshemberg, CFA, CIPM, FRM, was no longer a portfolio manager of the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4712 09-25

Annual Shareholder Report

Mid Cap Growth Fund

September 30, 2025

Class A

SENAX

This annual shareholder report contains important information about Mid Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$125	1.14%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was a positive but volatile period for U.S. equities. The economy showed resilience—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative corners of the market. Many active managers underperformed in 2025, as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within communication services and financials, where holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Roblox Corp., contributed. In contrast, the portfolio’s relative underweight to Palantir Technologies (This security was no longer held at the end of the reporting period.) and other speculative benchmark holdings detracted from returns.

Total return based on a $10,000 investment

	Class A with Load	Russell Midcap® Growth Index	Russell 3000® Index
9/30/2015	$9,424	$10,000	$10,000
10/31/2015	$9,969	$10,629	$10,790
11/30/2015	$9,973	$10,653	$10,850
12/31/2015	$9,796	$10,412	$10,627
1/31/2016	$8,839	$9,624	$10,027
2/29/2016	$8,734	$9,774	$10,024
3/31/2016	$9,305	$10,472	$10,730
4/30/2016	$9,537	$10,466	$10,796
5/31/2016	$9,871	$10,637	$10,990
6/30/2016	$9,932	$10,636	$11,012
7/31/2016	$10,347	$11,162	$11,449
8/31/2016	$10,220	$11,130	$11,478
9/30/2016	$10,237	$11,124	$11,496
10/31/2016	$9,869	$10,672	$11,248
11/30/2016	$10,235	$11,136	$11,751
12/31/2016	$10,202	$11,175	$11,980
1/31/2017	$10,664	$11,547	$12,206
2/28/2017	$11,069	$11,879	$12,660
3/31/2017	$11,210	$11,945	$12,668
4/30/2017	$11,500	$12,122	$12,803
5/31/2017	$11,895	$12,412	$12,934
6/30/2017	$11,934	$12,449	$13,050
7/31/2017	$12,173	$12,657	$13,296
8/31/2017	$12,148	$12,746	$13,322
9/30/2017	$12,444	$13,106	$13,647
10/31/2017	$12,829	$13,473	$13,945
11/30/2017	$13,025	$13,924	$14,368
12/31/2017	$13,111	$13,999	$14,512
1/31/2018	$13,960	$14,791	$15,277
2/28/2018	$13,557	$14,326	$14,714
3/31/2018	$13,463	$14,303	$14,418
4/30/2018	$13,284	$14,168	$14,473
5/31/2018	$13,872	$14,698	$14,882
6/30/2018	$13,952	$14,754	$14,979
7/31/2018	$14,329	$15,071	$15,476
8/31/2018	$14,999	$15,940	$16,020
9/30/2018	$15,036	$15,872	$16,046
10/31/2018	$13,469	$14,300	$14,865
11/30/2018	$13,591	$14,664	$15,162
12/31/2018	$12,320	$13,333	$13,751
1/31/2019	$13,903	$14,866	$14,931
2/28/2019	$14,787	$15,737	$15,457
3/31/2019	$15,108	$15,950	$15,682
4/30/2019	$15,810	$16,667	$16,309
5/31/2019	$15,410	$15,708	$15,253
6/30/2019	$16,518	$16,811	$16,325
7/31/2019	$16,846	$17,204	$16,567
8/31/2019	$16,651	$16,890	$16,229
9/30/2019	$16,239	$16,698	$16,514
10/31/2019	$16,158	$17,008	$16,870
11/30/2019	$17,110	$17,854	$17,511
12/31/2019	$17,330	$18,063	$18,017
1/31/2020	$17,820	$18,232	$17,997
2/29/2020	$16,810	$16,975	$16,523
3/31/2020	$14,319	$14,443	$14,251
4/30/2020	$16,664	$16,705	$16,139
5/31/2020	$18,573	$18,383	$17,002
6/30/2020	$19,263	$18,814	$17,390
7/31/2020	$20,856	$20,317	$18,378
8/31/2020	$22,125	$20,869	$19,709
9/30/2020	$22,278	$20,577	$18,992
10/31/2020	$22,465	$20,602	$18,582
11/30/2020	$25,772	$23,370	$20,842
12/31/2020	$27,438	$24,491	$21,780
1/31/2021	$27,137	$24,409	$21,683
2/28/2021	$27,716	$24,826	$22,361
3/31/2021	$26,132	$24,352	$23,162
4/30/2021	$27,503	$25,721	$24,356
5/31/2021	$26,688	$25,328	$24,467
6/30/2021	$28,961	$27,049	$25,071
7/31/2021	$29,749	$27,327	$25,495
8/31/2021	$30,792	$28,209	$26,222
9/30/2021	$28,938	$26,843	$25,045
10/31/2021	$30,979	$28,725	$26,739
11/30/2021	$28,565	$27,511	$26,332
12/31/2021	$28,286	$27,608	$27,369
1/31/2022	$23,295	$24,045	$25,759
2/28/2022	$22,837	$23,753	$25,110
3/31/2022	$22,989	$24,135	$25,924
4/30/2022	$19,385	$21,417	$23,598
5/31/2022	$17,603	$20,588	$23,566
6/30/2022	$16,504	$19,049	$21,595
7/31/2022	$18,761	$21,380	$23,621
8/31/2022	$18,016	$20,680	$22,739
9/30/2022	$16,127	$18,925	$20,630
10/31/2022	$16,840	$20,412	$22,322
11/30/2022	$17,689	$21,523	$23,487
12/31/2022	$16,427	$20,231	$22,112
1/31/2023	$17,944	$21,996	$23,635
2/28/2023	$17,469	$21,779	$23,083
3/31/2023	$18,277	$22,079	$23,700
4/30/2023	$18,057	$21,759	$23,952
5/31/2023	$18,101	$21,773	$24,046
6/30/2023	$19,340	$23,456	$25,688
7/31/2023	$19,830	$24,165	$26,608
8/31/2023	$18,905	$23,369	$26,095
9/30/2023	$17,783	$22,230	$24,852
10/31/2023	$16,701	$21,096	$24,193
11/30/2023	$18,820	$23,670	$26,449
12/31/2023	$20,364	$25,464	$27,852
1/31/2024	$20,341	$25,327	$28,160
2/29/2024	$22,085	$27,231	$29,685
3/31/2024	$22,592	$27,882	$30,642
4/30/2024	$21,225	$26,263	$29,294
5/31/2024	$21,754	$26,543	$30,678
6/30/2024	$22,021	$26,986	$31,628
7/31/2024	$22,067	$27,150	$32,216
8/31/2024	$22,919	$27,824	$32,917
9/30/2024	$23,715	$28,751	$33,598
10/31/2024	$23,752	$29,254	$33,351
11/30/2024	$26,294	$33,153	$35,570
12/31/2024	$24,297	$31,092	$34,483
1/31/2025	$25,961	$33,076	$35,571
2/28/2025	$24,165	$31,191	$34,890
3/31/2025	$21,765	$28,878	$32,854
4/30/2025	$22,937	$29,848	$32,634
5/31/2025	$25,479	$32,710	$34,703
6/30/2025	$27,163	$34,135	$36,466
7/31/2025	$27,620	$34,828	$37,269
8/31/2025	$27,848	$35,177	$38,131
9/30/2025	$28,178	$35,084	$39,447

Mid Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	18.82	4.81	11.57
Class A with Load	11.99	3.58	10.92
Russell Midcap® Growth Index	22.02	11.26	13.37
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$657,008,927
# of portfolio holdings	57
Portfolio turnover rate	69%
Total advisory fees paid	$4,548,489

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.1
Information technology	17.2
Health care	16.8
Consumer discretionary	16.2
Communication services	11.1
Financials	9.4
Utilities	3.8
Materials	3.4

TOP TEN HOLDINGS (% OF NET ASSETS)

Vistra Corp.	3.8
Roblox Corp. Class A	3.4
Hilton Worldwide Holdings, Inc.	3.1
Alnylam Pharmaceuticals, Inc.	2.8
Vertiv Holdings Co. Class A	2.8
Monolithic Power Systems, Inc.	2.7
Quanta Services, Inc.	2.7
Carvana Co. Class A	2.6
Live Nation Entertainment, Inc.	2.5
IDEXX Laboratories, Inc.	2.5

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3018 09-25

Annual Shareholder Report

Mid Cap Growth Fund

September 30, 2025

Class C

WENCX

This annual shareholder report contains important information about Mid Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$210	1.93%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was a positive but volatile period for U.S. equities. The economy showed resilience—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative corners of the market. Many active managers underperformed in 2025, as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within communication services and financials, where holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Roblox Corp., contributed. In contrast, the portfolio’s relative underweight to Palantir Technologies (This security was no longer held at the end of the reporting period.) and other speculative benchmark holdings detracted from returns.

Total return based on a $10,000 investment

	Class C with Load	Russell Midcap® Growth Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,570	$10,629	$10,790
11/30/2015	$10,570	$10,653	$10,850
12/31/2015	$10,374	$10,412	$10,627
1/31/2016	$9,353	$9,624	$10,027
2/29/2016	$9,241	$9,774	$10,024
3/31/2016	$9,839	$10,472	$10,730
4/30/2016	$10,075	$10,466	$10,796
5/31/2016	$10,425	$10,637	$10,990
6/30/2016	$10,481	$10,636	$11,012
7/31/2016	$10,913	$11,162	$11,449
8/31/2016	$10,772	$11,130	$11,478
9/30/2016	$10,780	$11,124	$11,496
10/31/2016	$10,388	$10,672	$11,248
11/30/2016	$10,766	$11,136	$11,751
12/31/2016	$10,725	$11,175	$11,980
1/31/2017	$11,205	$11,547	$12,206
2/28/2017	$11,622	$11,879	$12,660
3/31/2017	$11,761	$11,945	$12,668
4/30/2017	$12,060	$12,122	$12,803
5/31/2017	$12,466	$12,412	$12,934
6/30/2017	$12,498	$12,449	$13,050
7/31/2017	$12,741	$12,657	$13,296
8/31/2017	$12,708	$12,746	$13,322
9/30/2017	$13,007	$13,106	$13,647
10/31/2017	$13,401	$13,473	$13,945
11/30/2017	$13,599	$13,924	$14,368
12/31/2017	$13,677	$13,999	$14,512
1/31/2018	$14,559	$14,791	$15,277
2/28/2018	$14,125	$14,326	$14,714
3/31/2018	$14,021	$14,303	$14,418
4/30/2018	$13,828	$14,168	$14,473
5/31/2018	$14,428	$14,698	$14,882
6/30/2018	$14,502	$14,754	$14,979
7/31/2018	$14,886	$15,071	$15,476
8/31/2018	$15,570	$15,940	$16,020
9/30/2018	$15,600	$15,872	$16,046
10/31/2018	$13,965	$14,300	$14,865
11/30/2018	$14,081	$14,664	$15,162
12/31/2018	$12,757	$13,333	$13,751
1/31/2019	$14,389	$14,866	$14,931
2/28/2019	$15,293	$15,737	$15,457
3/31/2019	$15,616	$15,950	$15,682
4/30/2019	$16,329	$16,667	$16,309
5/31/2019	$15,908	$15,708	$15,253
6/30/2019	$17,042	$16,811	$16,325
7/31/2019	$17,369	$17,204	$16,567
8/31/2019	$17,155	$16,890	$16,229
9/30/2019	$16,722	$16,698	$16,514
10/31/2019	$16,629	$17,008	$16,870
11/30/2019	$17,595	$17,854	$17,511
12/31/2019	$17,808	$18,063	$18,017
1/31/2020	$18,301	$18,232	$17,997
2/29/2020	$17,253	$16,975	$16,523
3/31/2020	$14,687	$14,443	$14,251
4/30/2020	$17,085	$16,705	$16,139
5/31/2020	$19,028	$18,383	$17,002
6/30/2020	$19,722	$18,814	$17,390
7/31/2020	$21,338	$20,317	$18,378
8/31/2020	$22,625	$20,869	$19,709
9/30/2020	$22,764	$20,577	$18,992
10/31/2020	$22,941	$20,602	$18,582
11/30/2020	$26,302	$23,370	$20,842
12/31/2020	$27,985	$24,491	$21,780
1/31/2021	$27,660	$24,409	$21,683
2/28/2021	$28,234	$24,826	$22,361
3/31/2021	$26,602	$24,352	$23,162
4/30/2021	$27,980	$25,721	$24,356
5/31/2021	$27,134	$25,328	$24,467
6/30/2021	$29,428	$27,049	$25,071
7/31/2021	$30,204	$27,327	$25,495
8/31/2021	$31,248	$28,209	$26,222
9/30/2021	$29,348	$26,843	$25,045
10/31/2021	$31,394	$28,725	$26,739
11/30/2021	$28,930	$27,511	$26,332
12/31/2021	$28,629	$27,608	$27,369
1/31/2022	$23,563	$24,045	$25,759
2/28/2022	$23,084	$23,753	$25,110
3/31/2022	$23,228	$24,135	$25,924
4/30/2022	$19,569	$21,417	$23,598
5/31/2022	$17,763	$20,588	$23,566
6/30/2022	$16,643	$19,049	$21,595
7/31/2022	$18,905	$21,380	$23,621
8/31/2022	$18,144	$20,680	$22,739
9/30/2022	$16,228	$18,925	$20,630
10/31/2022	$16,938	$20,412	$22,322
11/30/2022	$17,780	$21,523	$23,487
12/31/2022	$16,499	$20,231	$22,112
1/31/2023	$18,011	$21,996	$23,635
2/28/2023	$17,526	$21,779	$23,083
3/31/2023	$18,323	$22,079	$23,700
4/30/2023	$18,092	$21,759	$23,952
5/31/2023	$18,126	$21,773	$24,046
6/30/2023	$19,356	$23,456	$25,688
7/31/2023	$19,835	$24,165	$26,608
8/31/2023	$18,894	$23,369	$26,095
9/30/2023	$17,763	$22,230	$24,852
10/31/2023	$16,682	$21,096	$24,193
11/30/2023	$18,798	$23,670	$26,449
12/31/2023	$20,341	$25,464	$27,852
1/31/2024	$20,318	$25,327	$28,160
2/29/2024	$22,061	$27,231	$29,685
3/31/2024	$22,566	$27,882	$30,642
4/30/2024	$21,201	$26,263	$29,294
5/31/2024	$21,729	$26,543	$30,678
6/30/2024	$21,996	$26,986	$31,628
7/31/2024	$22,042	$27,150	$32,216
8/31/2024	$22,893	$27,824	$32,917
9/30/2024	$23,689	$28,751	$33,598
10/31/2024	$23,725	$29,254	$33,351
11/30/2024	$26,264	$33,153	$35,570
12/31/2024	$24,269	$31,092	$34,483
1/31/2025	$25,932	$33,076	$35,571
2/28/2025	$24,138	$31,191	$34,890
3/31/2025	$21,741	$28,878	$32,854
4/30/2025	$22,911	$29,848	$32,634
5/31/2025	$25,450	$32,710	$34,703
6/30/2025	$27,133	$34,135	$36,466
7/31/2025	$27,589	$34,828	$37,269
8/31/2025	$27,817	$35,177	$38,131
9/30/2025	$28,146	$35,084	$39,447

Mid Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	17.88	4.01	10.90
Class C with Load	16.88	4.01	10.90
Russell Midcap® Growth Index	22.02	11.26	13.37
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$657,008,927
# of portfolio holdings	57
Portfolio turnover rate	69%
Total advisory fees paid	$4,548,489

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.1
Information technology	17.2
Health care	16.8
Consumer discretionary	16.2
Communication services	11.1
Financials	9.4
Utilities	3.8
Materials	3.4

TOP TEN HOLDINGS (% OF NET ASSETS)

Vistra Corp.	3.8
Roblox Corp. Class A	3.4
Hilton Worldwide Holdings, Inc.	3.1
Alnylam Pharmaceuticals, Inc.	2.8
Vertiv Holdings Co. Class A	2.8
Monolithic Power Systems, Inc.	2.7
Quanta Services, Inc.	2.7
Carvana Co. Class A	2.6
Live Nation Entertainment, Inc.	2.5
IDEXX Laboratories, Inc.	2.5

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3538 09-25

Annual Shareholder Report

Mid Cap Growth Fund

September 30, 2025

Class R6

WENRX

This annual shareholder report contains important information about Mid Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$88	0.80%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was a positive but volatile period for U.S. equities. The economy showed resilience—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative corners of the market. Many active managers underperformed in 2025, as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within communication services and financials, where holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Roblox Corp., contributed. In contrast, the portfolio’s relative underweight to Palantir Technologies (This security was no longer held at the end of the reporting period.) and other speculative benchmark holdings detracted from returns.

Total return based on a $10,000 investment

	Class R6	Russell Midcap® Growth Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,581	$10,629	$10,790
11/30/2015	$10,588	$10,653	$10,850
12/31/2015	$10,406	$10,412	$10,627
1/31/2016	$9,389	$9,624	$10,027
2/29/2016	$9,284	$9,774	$10,024
3/31/2016	$9,894	$10,472	$10,730
4/30/2016	$10,144	$10,466	$10,796
5/31/2016	$10,505	$10,637	$10,990
6/30/2016	$10,569	$10,636	$11,012
7/31/2016	$11,016	$11,162	$11,449
8/31/2016	$10,884	$11,130	$11,478
9/30/2016	$10,906	$11,124	$11,496
10/31/2016	$10,517	$10,672	$11,248
11/30/2016	$10,911	$11,136	$11,751
12/31/2016	$10,879	$11,175	$11,980
1/31/2017	$11,374	$11,547	$12,206
2/28/2017	$11,812	$11,879	$12,660
3/31/2017	$11,965	$11,945	$12,668
4/30/2017	$12,280	$12,122	$12,803
5/31/2017	$12,703	$12,412	$12,934
6/30/2017	$12,748	$12,449	$13,050
7/31/2017	$13,011	$12,657	$13,296
8/31/2017	$12,986	$12,746	$13,322
9/30/2017	$13,306	$13,106	$13,647
10/31/2017	$13,721	$13,473	$13,945
11/30/2017	$13,937	$13,924	$14,368
12/31/2017	$14,034	$13,999	$14,512
1/31/2018	$14,948	$14,791	$15,277
2/28/2018	$14,520	$14,326	$14,714
3/31/2018	$14,423	$14,303	$14,418
4/30/2018	$14,238	$14,168	$14,473
5/31/2018	$14,870	$14,698	$14,882
6/30/2018	$14,961	$14,754	$14,979
7/31/2018	$15,370	$15,071	$15,476
8/31/2018	$16,096	$15,940	$16,020
9/30/2018	$16,140	$15,872	$16,046
10/31/2018	$14,462	$14,300	$14,865
11/30/2018	$14,597	$14,664	$15,162
12/31/2018	$13,238	$13,333	$13,751
1/31/2019	$14,943	$14,866	$14,931
2/28/2019	$15,896	$15,737	$15,457
3/31/2019	$16,248	$15,950	$15,682
4/30/2019	$17,009	$16,667	$16,309
5/31/2019	$16,582	$15,708	$15,253
6/30/2019	$17,781	$16,811	$16,325
7/31/2019	$18,140	$17,204	$16,567
8/31/2019	$17,937	$16,890	$16,229
9/30/2019	$17,498	$16,698	$16,514
10/31/2019	$17,417	$17,008	$16,870
11/30/2019	$18,448	$17,854	$17,511
12/31/2019	$18,688	$18,063	$18,017
1/31/2020	$19,223	$18,232	$17,997
2/29/2020	$18,140	$16,975	$16,523
3/31/2020	$15,455	$14,443	$14,251
4/30/2020	$17,995	$16,705	$16,139
5/31/2020	$20,062	$18,383	$17,002
6/30/2020	$20,812	$18,814	$17,390
7/31/2020	$22,540	$20,317	$18,378
8/31/2020	$23,924	$20,869	$19,709
9/30/2020	$24,092	$20,577	$18,992
10/31/2020	$24,303	$20,602	$18,582
11/30/2020	$27,890	$23,370	$20,842
12/31/2020	$29,705	$24,491	$21,780
1/31/2021	$29,383	$24,409	$21,683
2/28/2021	$30,020	$24,826	$22,361
3/31/2021	$28,315	$24,352	$23,162
4/30/2021	$29,809	$25,721	$24,356
5/31/2021	$28,935	$25,328	$24,467
6/30/2021	$31,410	$27,049	$25,071
7/31/2021	$32,274	$27,327	$25,495
8/31/2021	$33,417	$28,209	$26,222
9/30/2021	$31,418	$26,843	$25,045
10/31/2021	$33,642	$28,725	$26,739
11/30/2021	$31,031	$27,511	$26,332
12/31/2021	$30,741	$27,608	$27,369
1/31/2022	$25,321	$24,045	$25,759
2/28/2022	$24,830	$23,753	$25,110
3/31/2022	$25,007	$24,135	$25,924
4/30/2022	$21,089	$21,417	$23,598
5/31/2022	$19,159	$20,588	$23,566
6/30/2022	$17,967	$19,049	$21,595
7/31/2022	$20,429	$21,380	$23,621
8/31/2022	$19,625	$20,680	$22,739
9/30/2022	$17,571	$18,925	$20,630
10/31/2022	$18,354	$20,412	$22,322
11/30/2022	$19,287	$21,523	$23,487
12/31/2022	$17,917	$20,231	$22,112
1/31/2023	$19,575	$21,996	$23,635
2/28/2023	$19,064	$21,779	$23,083
3/31/2023	$19,955	$22,079	$23,700
4/30/2023	$19,720	$21,759	$23,952
5/31/2023	$19,773	$21,773	$24,046
6/30/2023	$21,134	$23,456	$25,688
7/31/2023	$21,675	$24,165	$26,608
8/31/2023	$20,668	$23,369	$26,095
9/30/2023	$19,452	$22,230	$24,852
10/31/2023	$18,272	$21,096	$24,193
11/30/2023	$20,598	$23,670	$26,449
12/31/2023	$22,293	$25,464	$27,852
1/31/2024	$22,272	$25,327	$28,160
2/29/2024	$24,189	$27,231	$29,685
3/31/2024	$24,754	$27,882	$30,642
4/30/2024	$23,263	$26,263	$29,294
5/31/2024	$23,852	$26,543	$30,678
6/30/2024	$24,156	$26,986	$31,628
7/31/2024	$24,215	$27,150	$32,216
8/31/2024	$25,159	$27,824	$32,917
9/30/2024	$26,031	$28,751	$33,598
10/31/2024	$26,086	$29,254	$33,351
11/30/2024	$28,879	$33,153	$35,570
12/31/2024	$26,694	$31,092	$34,483
1/31/2025	$28,533	$33,076	$35,571
2/28/2025	$26,566	$31,191	$34,890
3/31/2025	$23,932	$28,878	$32,854
4/30/2025	$25,224	$29,848	$32,634
5/31/2025	$28,031	$32,710	$34,703
6/30/2025	$29,894	$34,135	$36,466
7/31/2025	$30,405	$34,828	$37,269
8/31/2025	$30,661	$35,177	$38,131
9/30/2025	$31,035	$35,084	$39,447

Mid Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class R6	19.24	5.20	11.99
Russell Midcap® Growth Index	22.02	11.26	13.37
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$657,008,927
# of portfolio holdings	57
Portfolio turnover rate	69%
Total advisory fees paid	$4,548,489

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.1
Information technology	17.2
Health care	16.8
Consumer discretionary	16.2
Communication services	11.1
Financials	9.4
Utilities	3.8
Materials	3.4

TOP TEN HOLDINGS (% OF NET ASSETS)

Vistra Corp.	3.8
Roblox Corp. Class A	3.4
Hilton Worldwide Holdings, Inc.	3.1
Alnylam Pharmaceuticals, Inc.	2.8
Vertiv Holdings Co. Class A	2.8
Monolithic Power Systems, Inc.	2.7
Quanta Services, Inc.	2.7
Carvana Co. Class A	2.6
Live Nation Entertainment, Inc.	2.5
IDEXX Laboratories, Inc.	2.5

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4665 09-25

Annual Shareholder Report

Mid Cap Growth Fund

September 30, 2025

Institutional Class

WFEIX

This annual shareholder report contains important information about Mid Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$93	0.85%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was a positive but volatile period for U.S. equities. The economy showed resilience—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative corners of the market. Many active managers underperformed in 2025, as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within communication services and financials, where holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Roblox Corp., contributed. In contrast, the portfolio’s relative underweight to Palantir Technologies (This security was no longer held at the end of the reporting period.) and other speculative benchmark holdings detracted from returns.

Total return based on a $10,000 investment

	Institutional Class	Russell Midcap® Growth Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,582	$10,629	$10,790
11/30/2015	$10,588	$10,653	$10,850
12/31/2015	$10,404	$10,412	$10,627
1/31/2016	$9,389	$9,624	$10,027
2/29/2016	$9,281	$9,774	$10,024
3/31/2016	$9,889	$10,472	$10,730
4/30/2016	$10,140	$10,466	$10,796
5/31/2016	$10,498	$10,637	$10,990
6/30/2016	$10,565	$10,636	$11,012
7/31/2016	$11,010	$11,162	$11,449
8/31/2016	$10,878	$11,130	$11,478
9/30/2016	$10,897	$11,124	$11,496
10/31/2016	$10,510	$10,672	$11,248
11/30/2016	$10,902	$11,136	$11,751
12/31/2016	$10,870	$11,175	$11,980
1/31/2017	$11,365	$11,547	$12,206
2/28/2017	$11,801	$11,879	$12,660
3/31/2017	$11,954	$11,945	$12,668
4/30/2017	$12,267	$12,122	$12,803
5/31/2017	$12,692	$12,412	$12,934
6/30/2017	$12,735	$12,449	$13,050
7/31/2017	$12,995	$12,657	$13,296
8/31/2017	$12,973	$12,746	$13,322
9/30/2017	$13,291	$13,106	$13,647
10/31/2017	$13,706	$13,473	$13,945
11/30/2017	$13,919	$13,924	$14,368
12/31/2017	$14,017	$13,999	$14,512
1/31/2018	$14,928	$14,791	$15,277
2/28/2018	$14,497	$14,326	$14,714
3/31/2018	$14,403	$14,303	$14,418
4/30/2018	$14,218	$14,168	$14,473
5/31/2018	$14,848	$14,698	$14,882
6/30/2018	$14,939	$14,754	$14,979
7/31/2018	$15,345	$15,071	$15,476
8/31/2018	$16,069	$15,940	$16,020
9/30/2018	$16,113	$15,872	$16,046
10/31/2018	$14,439	$14,300	$14,865
11/30/2018	$14,572	$14,664	$15,162
12/31/2018	$13,215	$13,333	$13,751
1/31/2019	$14,918	$14,866	$14,931
2/28/2019	$15,870	$15,737	$15,457
3/31/2019	$16,219	$15,950	$15,682
4/30/2019	$16,974	$16,667	$16,309
5/31/2019	$16,550	$15,708	$15,253
6/30/2019	$17,744	$16,811	$16,325
7/31/2019	$18,103	$17,204	$16,567
8/31/2019	$17,900	$16,890	$16,229
9/30/2019	$17,461	$16,698	$16,514
10/31/2019	$17,376	$17,008	$16,870
11/30/2019	$18,409	$17,854	$17,511
12/31/2019	$18,646	$18,063	$18,017
1/31/2020	$19,182	$18,232	$17,997
2/29/2020	$18,097	$16,975	$16,523
3/31/2020	$15,418	$14,443	$14,251
4/30/2020	$17,952	$16,705	$16,139
5/31/2020	$20,012	$18,383	$17,002
6/30/2020	$20,759	$18,814	$17,390
7/31/2020	$22,482	$20,317	$18,378
8/31/2020	$23,858	$20,869	$19,709
9/30/2020	$24,030	$20,577	$18,992
10/31/2020	$24,239	$20,602	$18,582
11/30/2020	$27,814	$23,370	$20,842
12/31/2020	$29,621	$24,491	$21,780
1/31/2021	$29,302	$24,409	$21,683
2/28/2021	$29,933	$24,826	$22,361
3/31/2021	$28,229	$24,352	$23,162
4/30/2021	$29,718	$25,721	$24,356
5/31/2021	$28,846	$25,328	$24,467
6/30/2021	$31,311	$27,049	$25,071
7/31/2021	$32,172	$27,327	$25,495
8/31/2021	$33,310	$28,209	$26,222
9/30/2021	$31,315	$26,843	$25,045
10/31/2021	$33,528	$28,725	$26,739
11/30/2021	$30,923	$27,511	$26,332
12/31/2021	$30,632	$27,608	$27,369
1/31/2022	$25,233	$24,045	$25,759
2/28/2022	$24,741	$23,753	$25,110
3/31/2022	$24,914	$24,135	$25,924
4/30/2022	$21,011	$21,417	$23,598
5/31/2022	$19,089	$20,588	$23,566
6/30/2022	$17,898	$19,049	$21,595
7/31/2022	$20,350	$21,380	$23,621
8/31/2022	$19,548	$20,680	$22,739
9/30/2022	$17,501	$18,925	$20,630
10/31/2022	$18,283	$20,412	$22,322
11/30/2022	$19,209	$21,523	$23,487
12/31/2022	$17,844	$20,231	$22,112
1/31/2023	$19,494	$21,996	$23,635
2/28/2023	$18,985	$21,779	$23,083
3/31/2023	$19,870	$22,079	$23,700
4/30/2023	$19,639	$21,759	$23,952
5/31/2023	$19,688	$21,773	$24,046
6/30/2023	$21,044	$23,456	$25,688
7/31/2023	$21,582	$24,165	$26,608
8/31/2023	$20,581	$23,369	$26,095
9/30/2023	$19,366	$22,230	$24,852
10/31/2023	$18,192	$21,096	$24,193
11/30/2023	$20,503	$23,670	$26,449
12/31/2023	$22,190	$25,464	$27,852
1/31/2024	$22,173	$25,327	$28,160
2/29/2024	$24,078	$27,231	$29,685
3/31/2024	$24,640	$27,882	$30,642
4/30/2024	$23,153	$26,263	$29,294
5/31/2024	$23,740	$26,543	$30,678
6/30/2024	$24,036	$26,986	$31,628
7/31/2024	$24,095	$27,150	$32,216
8/31/2024	$25,033	$27,824	$32,917
9/30/2024	$25,903	$28,751	$33,598
10/31/2024	$25,953	$29,254	$33,351
11/30/2024	$28,733	$33,153	$35,570
12/31/2024	$26,559	$31,092	$34,483
1/31/2025	$28,386	$33,076	$35,571
2/28/2025	$26,430	$31,191	$34,890
3/31/2025	$23,806	$28,878	$32,854
4/30/2025	$25,093	$29,848	$32,634
5/31/2025	$27,887	$32,710	$34,703
6/30/2025	$29,733	$34,135	$36,466
7/31/2025	$30,241	$34,828	$37,269
8/31/2025	$30,493	$35,177	$38,131
9/30/2025	$30,864	$35,084	$39,447

Mid Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	19.17	5.13	11.93
Russell Midcap® Growth Index	22.02	11.26	13.37
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$657,008,927
# of portfolio holdings	57
Portfolio turnover rate	69%
Total advisory fees paid	$4,548,489

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.1
Information technology	17.2
Health care	16.8
Consumer discretionary	16.2
Communication services	11.1
Financials	9.4
Utilities	3.8
Materials	3.4

TOP TEN HOLDINGS (% OF NET ASSETS)

Vistra Corp.	3.8
Roblox Corp. Class A	3.4
Hilton Worldwide Holdings, Inc.	3.1
Alnylam Pharmaceuticals, Inc.	2.8
Vertiv Holdings Co. Class A	2.8
Monolithic Power Systems, Inc.	2.7
Quanta Services, Inc.	2.7
Carvana Co. Class A	2.6
Live Nation Entertainment, Inc.	2.5
IDEXX Laboratories, Inc.	2.5

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3118 09-25

Annual Shareholder Report

Opportunity Fund

September 30, 2025

Administrator Class

WOFDX

This annual shareholder report contains important information about Opportunity Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Administrator Class	$98	0.95%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broader market leadership supported steady gains in the period. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund underperformed its benchmark for the period. The Fund’s underweight or lack of exposure to emerging AI leaders (Broadcom, Inc.; Palantir Technologies, Inc.; and Oracle Corp.), combined with weak stock selection in information technology and materials, weighed on performance. However, we remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Administrator Class	Russell 3000® Index
9/30/2015	$10,000	$10,000
10/31/2015	$10,787	$10,790
11/30/2015	$10,776	$10,850
12/31/2015	$10,405	$10,627
1/31/2016	$9,781	$10,027
2/29/2016	$9,781	$10,024
3/31/2016	$10,596	$10,730
4/30/2016	$10,681	$10,796
5/31/2016	$10,857	$10,990
6/30/2016	$10,686	$11,012
7/31/2016	$11,140	$11,449
8/31/2016	$11,203	$11,478
9/30/2016	$11,268	$11,496
10/31/2016	$11,085	$11,248
11/30/2016	$11,667	$11,751
12/31/2016	$11,665	$11,980
1/31/2017	$12,104	$12,206
2/28/2017	$12,327	$12,660
3/31/2017	$12,327	$12,668
4/30/2017	$12,489	$12,803
5/31/2017	$12,681	$12,934
6/30/2017	$12,684	$13,050
7/31/2017	$12,862	$13,296
8/31/2017	$12,833	$13,322
9/30/2017	$13,154	$13,647
10/31/2017	$13,436	$13,945
11/30/2017	$13,806	$14,368
12/31/2017	$14,027	$14,512
1/31/2018	$14,721	$15,277
2/28/2018	$14,238	$14,714
3/31/2018	$13,964	$14,418
4/30/2018	$14,054	$14,473
5/31/2018	$14,382	$14,882
6/30/2018	$14,439	$14,979
7/31/2018	$14,962	$15,476
8/31/2018	$15,175	$16,020
9/30/2018	$15,178	$16,046
10/31/2018	$14,120	$14,865
11/30/2018	$14,409	$15,162
12/31/2018	$13,025	$13,751
1/31/2019	$14,272	$14,931
2/28/2019	$14,686	$15,457
3/31/2019	$14,993	$15,682
4/30/2019	$15,612	$16,309
5/31/2019	$14,653	$15,253
6/30/2019	$15,618	$16,325
7/31/2019	$16,060	$16,567
8/31/2019	$15,812	$16,229
9/30/2019	$15,993	$16,514
10/31/2019	$16,110	$16,870
11/30/2019	$16,755	$17,511
12/31/2019	$17,136	$18,017
1/31/2020	$17,013	$17,997
2/29/2020	$15,777	$16,523
3/31/2020	$13,426	$14,251
4/30/2020	$15,099	$16,139
5/31/2020	$16,180	$17,002
6/30/2020	$16,310	$17,390
7/31/2020	$17,083	$18,378
8/31/2020	$18,435	$19,709
9/30/2020	$17,888	$18,992
10/31/2020	$17,620	$18,582
11/30/2020	$19,797	$20,842
12/31/2020	$20,765	$21,780
1/31/2021	$20,223	$21,683
2/28/2021	$20,829	$22,361
3/31/2021	$21,662	$23,162
4/30/2021	$23,206	$24,356
5/31/2021	$23,187	$24,467
6/30/2021	$23,707	$25,071
7/31/2021	$24,607	$25,495
8/31/2021	$25,190	$26,222
9/30/2021	$23,946	$25,045
10/31/2021	$25,161	$26,739
11/30/2021	$24,682	$26,332
12/31/2021	$25,898	$27,369
1/31/2022	$23,973	$25,759
2/28/2022	$23,109	$25,110
3/31/2022	$23,709	$25,924
4/30/2022	$21,900	$23,598
5/31/2022	$21,524	$23,566
6/30/2022	$19,955	$21,595
7/31/2022	$22,165	$23,621
8/31/2022	$21,201	$22,739
9/30/2022	$19,177	$20,630
10/31/2022	$20,357	$22,322
11/30/2022	$21,631	$23,487
12/31/2022	$20,540	$22,112
1/31/2023	$22,417	$23,635
2/28/2023	$21,784	$23,083
3/31/2023	$22,282	$23,700
4/30/2023	$22,341	$23,952
5/31/2023	$22,408	$24,046
6/30/2023	$24,091	$25,688
7/31/2023	$24,851	$26,608
8/31/2023	$24,462	$26,095
9/30/2023	$22,942	$24,852
10/31/2023	$21,906	$24,193
11/30/2023	$24,453	$26,449
12/31/2023	$26,001	$27,852
1/31/2024	$26,141	$28,160
2/29/2024	$27,612	$29,685
3/31/2024	$28,296	$30,642
4/30/2024	$26,671	$29,294
5/31/2024	$27,238	$30,678
6/30/2024	$27,561	$31,628
7/31/2024	$28,582	$32,216
8/31/2024	$29,126	$32,917
9/30/2024	$29,613	$33,598
10/31/2024	$29,177	$33,351
11/30/2024	$31,000	$35,570
12/31/2024	$29,916	$34,483
1/31/2025	$31,108	$35,571
2/28/2025	$29,875	$34,890
3/31/2025	$27,845	$32,854
4/30/2025	$27,158	$32,634
5/31/2025	$28,764	$34,703
6/30/2025	$30,406	$36,466
7/31/2025	$31,022	$37,269
8/31/2025	$31,547	$38,131
9/30/2025	$31,714	$39,447

Opportunity Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Administrator Class	7.09	12.13	12.23
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$1,899,937,105
# of portfolio holdings	52
Portfolio turnover rate	21%
Total advisory fees paid	$13,141,538

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Information technology	31.0
Industrials	14.6
Consumer discretionary	13.0
Financials	12.4
Communication services	10.5
Health care	6.1
Real estate	5.0
Materials	4.8
Consumer staples	2.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Microsoft Corp.	6.4
Amazon.com, Inc.	6.2
Alphabet, Inc. Class C	5.7
Apple, Inc.	4.9
Meta Platforms, Inc. Class A	4.7
NVIDIA Corp.	3.4
Mastercard, Inc. Class A	3.2
Marvell Technology, Inc.	3.0
Texas Instruments, Inc.	2.4
Charles Schwab Corp.	2.4

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3606 09-25

Annual Shareholder Report

Opportunity Fund

September 30, 2025

Class A

SOPVX

This annual shareholder report contains important information about Opportunity Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$117	1.13%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broader market leadership supported steady gains in the period. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund underperformed its benchmark for the period. The Fund’s underweight or lack of exposure to emerging AI leaders (Broadcom, Inc.; Palantir Technologies, Inc.; and Oracle Corp.), combined with weak stock selection in information technology and materials, weighed on performance. However, we remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Class A with Load	Russell 3000® Index
9/30/2015	$9,426	$10,000
10/31/2015	$10,170	$10,790
11/30/2015	$10,157	$10,850
12/31/2015	$9,805	$10,627
1/31/2016	$9,215	$10,027
2/29/2016	$9,213	$10,024
3/31/2016	$9,980	$10,730
4/30/2016	$10,058	$10,796
5/31/2016	$10,221	$10,990
6/30/2016	$10,058	$11,012
7/31/2016	$10,484	$11,449
8/31/2016	$10,542	$11,478
9/30/2016	$10,600	$11,496
10/31/2016	$10,426	$11,248
11/30/2016	$10,973	$11,751
12/31/2016	$10,969	$11,980
1/31/2017	$11,379	$12,206
2/28/2017	$11,586	$12,660
3/31/2017	$11,584	$12,668
4/30/2017	$11,737	$12,803
5/31/2017	$11,915	$12,934
6/30/2017	$11,915	$13,050
7/31/2017	$12,079	$13,296
8/31/2017	$12,050	$13,322
9/30/2017	$12,349	$13,647
10/31/2017	$12,613	$13,945
11/30/2017	$12,958	$14,368
12/31/2017	$13,164	$14,512
1/31/2018	$13,812	$15,277
2/28/2018	$13,358	$14,714
3/31/2018	$13,100	$14,418
4/30/2018	$13,180	$14,473
5/31/2018	$13,484	$14,882
6/30/2018	$13,536	$14,979
7/31/2018	$14,024	$15,476
8/31/2018	$14,221	$16,020
9/30/2018	$14,221	$16,046
10/31/2018	$13,229	$14,865
11/30/2018	$13,496	$15,162
12/31/2018	$12,199	$13,751
1/31/2019	$13,361	$14,931
2/28/2019	$13,747	$15,457
3/31/2019	$14,034	$15,682
4/30/2019	$14,613	$16,309
5/31/2019	$13,713	$15,253
6/30/2019	$14,613	$16,325
7/31/2019	$15,023	$16,567
8/31/2019	$14,789	$16,229
9/30/2019	$14,958	$16,514
10/31/2019	$15,065	$16,870
11/30/2019	$15,665	$17,511
12/31/2019	$16,019	$18,017
1/31/2020	$15,899	$17,997
2/29/2020	$14,743	$16,523
3/31/2020	$12,544	$14,251
4/30/2020	$14,106	$16,139
5/31/2020	$15,112	$17,002
6/30/2020	$15,233	$17,390
7/31/2020	$15,950	$18,378
8/31/2020	$17,208	$19,709
9/30/2020	$16,696	$18,992
10/31/2020	$16,444	$18,582
11/30/2020	$18,474	$20,842
12/31/2020	$19,375	$21,780
1/31/2021	$18,865	$21,683
2/28/2021	$19,425	$22,361
3/31/2021	$20,200	$23,162
4/30/2021	$21,641	$24,356
5/31/2021	$21,617	$24,467
6/30/2021	$22,100	$25,071
7/31/2021	$22,933	$25,495
8/31/2021	$23,475	$26,222
9/30/2021	$22,310	$25,045
10/31/2021	$23,440	$26,739
11/30/2021	$22,992	$26,332
12/31/2021	$24,117	$27,369
1/31/2022	$22,323	$25,759
2/28/2022	$21,515	$25,110
3/31/2022	$22,069	$25,924
4/30/2022	$20,384	$23,598
5/31/2022	$20,030	$23,566
6/30/2022	$18,567	$21,595
7/31/2022	$20,620	$23,621
8/31/2022	$19,720	$22,739
9/30/2022	$17,834	$20,630
10/31/2022	$18,930	$22,322
11/30/2022	$20,109	$23,487
12/31/2022	$19,093	$22,112
1/31/2023	$20,833	$23,635
2/28/2023	$20,243	$23,083
3/31/2023	$20,702	$23,700
4/30/2023	$20,755	$23,952
5/31/2023	$20,813	$24,046
6/30/2023	$22,375	$25,688
7/31/2023	$23,075	$26,608
8/31/2023	$22,713	$26,095
9/30/2023	$21,297	$24,852
10/31/2023	$20,335	$24,193
11/30/2023	$22,694	$26,449
12/31/2023	$24,125	$27,852
1/31/2024	$24,256	$28,160
2/29/2024	$25,615	$29,685
3/31/2024	$26,244	$30,642
4/30/2024	$24,734	$29,294
5/31/2024	$25,253	$30,678
6/30/2024	$25,555	$31,628
7/31/2024	$26,496	$32,216
8/31/2024	$26,994	$32,917
9/30/2024	$27,448	$33,598
10/31/2024	$27,040	$33,351
11/30/2024	$28,721	$35,570
12/31/2024	$27,712	$34,483
1/31/2025	$28,811	$35,571
2/28/2025	$27,668	$34,890
3/31/2025	$25,783	$32,854
4/30/2025	$25,140	$32,634
5/31/2025	$26,624	$34,703
6/30/2025	$28,141	$36,466
7/31/2025	$28,707	$37,269
8/31/2025	$29,191	$38,131
9/30/2025	$29,339	$39,447

Opportunity Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	6.89	11.93	12.02
Class A with Load	0.74	10.62	11.36
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$1,899,937,105
# of portfolio holdings	52
Portfolio turnover rate	21%
Total advisory fees paid	$13,141,538

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Information technology	31.0
Industrials	14.6
Consumer discretionary	13.0
Financials	12.4
Communication services	10.5
Health care	6.1
Real estate	5.0
Materials	4.8
Consumer staples	2.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Microsoft Corp.	6.4
Amazon.com, Inc.	6.2
Alphabet, Inc. Class C	5.7
Apple, Inc.	4.9
Meta Platforms, Inc. Class A	4.7
NVIDIA Corp.	3.4
Mastercard, Inc. Class A	3.2
Marvell Technology, Inc.	3.0
Texas Instruments, Inc.	2.4
Charles Schwab Corp.	2.4

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3002 09-25

Annual Shareholder Report

Opportunity Fund

September 30, 2025

Class C

WFOPX

This annual shareholder report contains important information about Opportunity Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$194	1.88%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broader market leadership supported steady gains in the period. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund underperformed its benchmark for the period. The Fund’s underweight or lack of exposure to emerging AI leaders (Broadcom, Inc.; Palantir Technologies, Inc.; and Oracle Corp.), combined with weak stock selection in information technology and materials, weighed on performance. However, we remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Class C with Load	Russell 3000® Index
9/30/2015	$10,000	$10,000
10/31/2015	$10,781	$10,790
11/30/2015	$10,762	$10,850
12/31/2015	$10,381	$10,627
1/31/2016	$9,750	$10,027
2/29/2016	$9,744	$10,024
3/31/2016	$10,548	$10,730
4/30/2016	$10,624	$10,796
5/31/2016	$10,788	$10,990
6/30/2016	$10,610	$11,012
7/31/2016	$11,053	$11,449
8/31/2016	$11,109	$11,478
9/30/2016	$11,162	$11,496
10/31/2016	$10,972	$11,248
11/30/2016	$11,539	$11,751
12/31/2016	$11,527	$11,980
1/31/2017	$11,952	$12,206
2/28/2017	$12,163	$12,660
3/31/2017	$12,151	$12,668
4/30/2017	$12,305	$12,803
5/31/2017	$12,484	$12,934
6/30/2017	$12,475	$13,050
7/31/2017	$12,638	$13,296
8/31/2017	$12,602	$13,322
9/30/2017	$12,905	$13,647
10/31/2017	$13,173	$13,945
11/30/2017	$13,526	$14,368
12/31/2017	$13,729	$14,512
1/31/2018	$14,398	$15,277
2/28/2018	$13,916	$14,714
3/31/2018	$13,638	$14,418
4/30/2018	$13,716	$14,473
5/31/2018	$14,021	$14,882
6/30/2018	$14,066	$14,979
7/31/2018	$14,565	$15,476
8/31/2018	$14,758	$16,020
9/30/2018	$14,752	$16,046
10/31/2018	$13,712	$14,865
11/30/2018	$13,981	$15,162
12/31/2018	$12,626	$13,751
1/31/2019	$13,823	$14,931
2/28/2019	$14,215	$15,457
3/31/2019	$14,504	$15,682
4/30/2019	$15,089	$16,309
5/31/2019	$14,150	$15,253
6/30/2019	$15,069	$16,325
7/31/2019	$15,485	$16,567
8/31/2019	$15,231	$16,229
9/30/2019	$15,396	$16,514
10/31/2019	$15,496	$16,870
11/30/2019	$16,104	$17,511
12/31/2019	$16,458	$18,017
1/31/2020	$16,323	$17,997
2/29/2020	$15,128	$16,523
3/31/2020	$12,861	$14,251
4/30/2020	$14,453	$16,139
5/31/2020	$15,476	$17,002
6/30/2020	$15,591	$17,390
7/31/2020	$16,315	$18,378
8/31/2020	$17,808	$19,709
9/30/2020	$17,264	$18,992
10/31/2020	$16,994	$18,582
11/30/2020	$19,077	$20,842
12/31/2020	$19,994	$21,780
1/31/2021	$19,456	$21,683
2/28/2021	$20,025	$22,361
3/31/2021	$20,813	$23,162
4/30/2021	$22,279	$24,356
5/31/2021	$22,244	$24,467
6/30/2021	$22,725	$25,071
7/31/2021	$23,566	$25,495
8/31/2021	$24,109	$26,222
9/30/2021	$22,900	$25,045
10/31/2021	$24,043	$26,739
11/30/2021	$23,570	$26,332
12/31/2021	$24,707	$27,369
1/31/2022	$22,855	$25,759
2/28/2022	$22,015	$25,110
3/31/2022	$22,576	$25,924
4/30/2022	$20,843	$23,598
5/31/2022	$20,465	$23,566
6/30/2022	$18,960	$21,595
7/31/2022	$21,071	$23,621
8/31/2022	$20,137	$22,739
9/30/2022	$18,195	$20,630
10/31/2022	$19,303	$22,322
11/30/2022	$20,500	$23,487
12/31/2022	$19,453	$22,112
1/31/2023	$21,212	$23,635
2/28/2023	$20,600	$23,083
3/31/2023	$21,051	$23,700
4/30/2023	$21,095	$23,952
5/31/2023	$21,145	$24,046
6/30/2023	$22,710	$25,688
7/31/2023	$23,411	$26,608
8/31/2023	$23,027	$26,095
9/30/2023	$21,580	$24,852
10/31/2023	$20,605	$24,193
11/30/2023	$22,995	$26,449
12/31/2023	$24,445	$27,852
1/31/2024	$24,578	$28,160
2/29/2024	$25,955	$29,685
3/31/2024	$26,593	$30,642
4/30/2024	$25,063	$29,294
5/31/2024	$25,588	$30,678
6/30/2024	$25,894	$31,628
7/31/2024	$26,848	$32,216
8/31/2024	$27,353	$32,917
9/30/2024	$27,812	$33,598
10/31/2024	$27,399	$33,351
11/30/2024	$29,103	$35,570
12/31/2024	$28,080	$34,483
1/31/2025	$29,194	$35,571
2/28/2025	$28,036	$34,890
3/31/2025	$26,126	$32,854
4/30/2025	$25,474	$32,634
5/31/2025	$26,978	$34,703
6/30/2025	$28,515	$36,466
7/31/2025	$29,088	$37,269
8/31/2025	$29,579	$38,131
9/30/2025	$29,729	$39,447

Opportunity Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	6.08	11.15	11.51
Class C with Load	5.08	11.15	11.51
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$1,899,937,105
# of portfolio holdings	52
Portfolio turnover rate	21%
Total advisory fees paid	$13,141,538

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Information technology	31.0
Industrials	14.6
Consumer discretionary	13.0
Financials	12.4
Communication services	10.5
Health care	6.1
Real estate	5.0
Materials	4.8
Consumer staples	2.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Microsoft Corp.	6.4
Amazon.com, Inc.	6.2
Alphabet, Inc. Class C	5.7
Apple, Inc.	4.9
Meta Platforms, Inc. Class A	4.7
NVIDIA Corp.	3.4
Mastercard, Inc. Class A	3.2
Marvell Technology, Inc.	3.0
Texas Instruments, Inc.	2.4
Charles Schwab Corp.	2.4

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund. At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3539 09-25

Annual Shareholder Report

Opportunity Fund

September 30, 2025

Class R6

WOFRX

This annual shareholder report contains important information about Opportunity Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$75	0.72%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broader market leadership supported steady gains in the period. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund underperformed its benchmark for the period. The Fund’s underweight or lack of exposure to emerging AI leaders (Broadcom, Inc.; Palantir Technologies, Inc.; and Oracle Corp.), combined with weak stock selection in information technology and materials, weighed on performance. However, we remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Class R6	Russell 3000® Index
9/30/2015	$10,000	$10,000
10/31/2015	$10,791	$10,790
11/30/2015	$10,783	$10,850
12/31/2015	$10,413	$10,627
1/31/2016	$9,790	$10,027
2/29/2016	$9,792	$10,024
3/31/2016	$10,609	$10,730
4/30/2016	$10,698	$10,796
5/31/2016	$10,876	$10,990
6/30/2016	$10,706	$11,012
7/31/2016	$11,164	$11,449
8/31/2016	$11,230	$11,478
9/30/2016	$11,297	$11,496
10/31/2016	$11,117	$11,248
11/30/2016	$11,701	$11,751
12/31/2016	$11,704	$11,980
1/31/2017	$12,145	$12,206
2/28/2017	$12,371	$12,660
3/31/2017	$12,374	$12,668
4/30/2017	$12,542	$12,803
5/31/2017	$12,737	$12,934
6/30/2017	$12,739	$13,050
7/31/2017	$12,921	$13,296
8/31/2017	$12,894	$13,322
9/30/2017	$13,220	$13,647
10/31/2017	$13,507	$13,945
11/30/2017	$13,883	$14,368
12/31/2017	$14,107	$14,512
1/31/2018	$14,808	$15,277
2/28/2018	$14,327	$14,714
3/31/2018	$14,053	$14,418
4/30/2018	$14,145	$14,473
5/31/2018	$14,478	$14,882
6/30/2018	$14,540	$14,979
7/31/2018	$15,069	$15,476
8/31/2018	$15,289	$16,020
9/30/2018	$15,295	$16,046
10/31/2018	$14,232	$14,865
11/30/2018	$14,526	$15,162
12/31/2018	$13,132	$13,751
1/31/2019	$14,391	$14,931
2/28/2019	$14,814	$15,457
3/31/2019	$15,128	$15,682
4/30/2019	$15,756	$16,309
5/31/2019	$14,791	$15,253
6/30/2019	$15,766	$16,325
7/31/2019	$16,215	$16,567
8/31/2019	$15,971	$16,229
9/30/2019	$16,156	$16,514
10/31/2019	$16,278	$16,870
11/30/2019	$16,932	$17,511
12/31/2019	$17,319	$18,017
1/31/2020	$17,197	$17,997
2/29/2020	$15,953	$16,523
3/31/2020	$13,577	$14,251
4/30/2020	$15,272	$16,139
5/31/2020	$16,365	$17,002
6/30/2020	$16,505	$17,390
7/31/2020	$17,288	$18,378
8/31/2020	$18,661	$19,709
9/30/2020	$18,109	$18,992
10/31/2020	$17,843	$18,582
11/30/2020	$20,051	$20,842
12/31/2020	$21,038	$21,780
1/31/2021	$20,490	$21,683
2/28/2021	$21,108	$22,361
3/31/2021	$21,960	$23,162
4/30/2021	$23,530	$24,356
5/31/2021	$23,515	$24,467
6/30/2021	$24,048	$25,071
7/31/2021	$24,966	$25,495
8/31/2021	$25,566	$26,222
9/30/2021	$24,307	$25,045
10/31/2021	$25,543	$26,739
11/30/2021	$25,066	$26,332
12/31/2021	$26,307	$27,369
1/31/2022	$24,357	$25,759
2/28/2022	$23,482	$25,110
3/31/2022	$24,100	$25,924
4/30/2022	$22,264	$23,598
5/31/2022	$21,884	$23,566
6/30/2022	$20,294	$21,595
7/31/2022	$22,546	$23,621
8/31/2022	$21,569	$22,739
9/30/2022	$19,513	$20,630
10/31/2022	$20,719	$22,322
11/30/2022	$22,023	$23,487
12/31/2022	$20,921	$22,112
1/31/2023	$22,833	$23,635
2/28/2023	$22,196	$23,083
3/31/2023	$22,708	$23,700
4/30/2023	$22,771	$23,952
5/31/2023	$22,847	$24,046
6/30/2023	$24,567	$25,688
7/31/2023	$25,351	$26,608
8/31/2023	$24,959	$26,095
9/30/2023	$23,408	$24,852
10/31/2023	$22,361	$24,193
11/30/2023	$24,963	$26,449
12/31/2023	$26,550	$27,852
1/31/2024	$26,698	$28,160
2/29/2024	$28,205	$29,685
3/31/2024	$28,911	$30,642
4/30/2024	$27,260	$29,294
5/31/2024	$27,841	$30,678
6/30/2024	$28,182	$31,628
7/31/2024	$29,234	$32,216
8/31/2024	$29,796	$32,917
9/30/2024	$30,298	$33,598
10/31/2024	$29,861	$33,351
11/30/2024	$31,728	$35,570
12/31/2024	$30,629	$34,483
1/31/2025	$31,858	$35,571
2/28/2025	$30,599	$34,890
3/31/2025	$28,523	$32,854
4/30/2025	$27,819	$32,634
5/31/2025	$29,474	$34,703
6/30/2025	$31,159	$36,466
7/31/2025	$31,793	$37,269
8/31/2025	$32,344	$38,131
9/30/2025	$32,517	$39,447

Opportunity Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class R6Footnote Reference*	7.32	12.42	12.52
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Historical performance shown for the Class R6 shares prior to their inception on May 29, 2020 reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

KEY FUND STATISTICS

Total net assets	$1,899,937,105
# of portfolio holdings	52
Portfolio turnover rate	21%
Total advisory fees paid	$13,141,538

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Information technology	31.0
Industrials	14.6
Consumer discretionary	13.0
Financials	12.4
Communication services	10.5
Health care	6.1
Real estate	5.0
Materials	4.8
Consumer staples	2.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Microsoft Corp.	6.4
Amazon.com, Inc.	6.2
Alphabet, Inc. Class C	5.7
Apple, Inc.	4.9
Meta Platforms, Inc. Class A	4.7
NVIDIA Corp.	3.4
Mastercard, Inc. Class A	3.2
Marvell Technology, Inc.	3.0
Texas Instruments, Inc.	2.4
Charles Schwab Corp.	2.4

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4823 09-25

Annual Shareholder Report

Opportunity Fund

September 30, 2025

Institutional Class

WOFNX

This annual shareholder report contains important information about Opportunity Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$78	0.75%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the 12-month period that ended September 30, 2025, equity markets faced volatility driven by a presidential election, tariff announcements, and continued technological transformation through artificial intelligence (AI). Despite ongoing political and economic uncertainty, resilient corporate earnings, easing inflation, and broader market leadership supported steady gains in the period. The AI build-out and elevated capital spending are expected to remain key market drivers, while investor focus on interest and mortgage rates is fueling optimism for a housing rebound.

The Fund underperformed its benchmark for the period. The Fund’s underweight or lack of exposure to emerging AI leaders (Broadcom, Inc.; Palantir Technologies, Inc.; and Oracle Corp.), combined with weak stock selection in information technology and materials, weighed on performance. However, we remain optimistic about the Fund’s prospects given the attractive private market valuations of many of our holdings.

Total return based on a $10,000 investment

	Institutional Class	Russell 3000® Index
9/30/2015	$10,000	$10,000
10/31/2015	$10,791	$10,790
11/30/2015	$10,783	$10,850
12/31/2015	$10,413	$10,627
1/31/2016	$9,790	$10,027
2/29/2016	$9,792	$10,024
3/31/2016	$10,609	$10,730
4/30/2016	$10,698	$10,796
5/31/2016	$10,876	$10,990
6/30/2016	$10,706	$11,012
7/31/2016	$11,164	$11,449
8/31/2016	$11,230	$11,478
9/30/2016	$11,297	$11,496
10/31/2016	$11,117	$11,248
11/30/2016	$11,701	$11,751
12/31/2016	$11,704	$11,980
1/31/2017	$12,145	$12,206
2/28/2017	$12,371	$12,660
3/31/2017	$12,374	$12,668
4/30/2017	$12,542	$12,803
5/31/2017	$12,737	$12,934
6/30/2017	$12,739	$13,050
7/31/2017	$12,921	$13,296
8/31/2017	$12,894	$13,322
9/30/2017	$13,220	$13,647
10/31/2017	$13,507	$13,945
11/30/2017	$13,883	$14,368
12/31/2017	$14,107	$14,512
1/31/2018	$14,808	$15,277
2/28/2018	$14,327	$14,714
3/31/2018	$14,053	$14,418
4/30/2018	$14,145	$14,473
5/31/2018	$14,478	$14,882
6/30/2018	$14,540	$14,979
7/31/2018	$15,069	$15,476
8/31/2018	$15,289	$16,020
9/30/2018	$15,295	$16,046
10/31/2018	$14,232	$14,865
11/30/2018	$14,526	$15,162
12/31/2018	$13,132	$13,751
1/31/2019	$14,391	$14,931
2/28/2019	$14,814	$15,457
3/31/2019	$15,128	$15,682
4/30/2019	$15,756	$16,309
5/31/2019	$14,791	$15,253
6/30/2019	$15,766	$16,325
7/31/2019	$16,215	$16,567
8/31/2019	$15,971	$16,229
9/30/2019	$16,156	$16,514
10/31/2019	$16,278	$16,870
11/30/2019	$16,932	$17,511
12/31/2019	$17,319	$18,017
1/31/2020	$17,197	$17,997
2/29/2020	$15,953	$16,523
3/31/2020	$13,577	$14,251
4/30/2020	$15,272	$16,139
5/31/2020	$16,365	$17,002
6/30/2020	$16,505	$17,390
7/31/2020	$17,288	$18,378
8/31/2020	$18,661	$19,709
9/30/2020	$18,109	$18,992
10/31/2020	$17,843	$18,582
11/30/2020	$20,051	$20,842
12/31/2020	$21,037	$21,780
1/31/2021	$20,489	$21,683
2/28/2021	$21,103	$22,361
3/31/2021	$21,955	$23,162
4/30/2021	$23,524	$24,356
5/31/2021	$23,510	$24,467
6/30/2021	$24,043	$25,071
7/31/2021	$24,961	$25,495
8/31/2021	$25,557	$26,222
9/30/2021	$24,302	$25,045
10/31/2021	$25,534	$26,739
11/30/2021	$25,057	$26,332
12/31/2021	$26,294	$27,369
1/31/2022	$24,344	$25,759
2/28/2022	$23,469	$25,110
3/31/2022	$24,087	$25,924
4/30/2022	$22,251	$23,598
5/31/2022	$21,871	$23,566
6/30/2022	$20,285	$21,595
7/31/2022	$22,533	$23,621
8/31/2022	$21,556	$22,739
9/30/2022	$19,500	$20,630
10/31/2022	$20,706	$22,322
11/30/2022	$22,010	$23,487
12/31/2022	$20,904	$22,112
1/31/2023	$22,816	$23,635
2/28/2023	$22,179	$23,083
3/31/2023	$22,691	$23,700
4/30/2023	$22,753	$23,952
5/31/2023	$22,829	$24,046
6/30/2023	$24,549	$25,688
7/31/2023	$25,329	$26,608
8/31/2023	$24,937	$26,095
9/30/2023	$23,386	$24,852
10/31/2023	$22,339	$24,193
11/30/2023	$24,941	$26,449
12/31/2023	$26,524	$27,852
1/31/2024	$26,672	$28,160
2/29/2024	$28,179	$29,685
3/31/2024	$28,885	$30,642
4/30/2024	$27,229	$29,294
5/31/2024	$27,815	$30,678
6/30/2024	$28,152	$31,628
7/31/2024	$29,203	$32,216
8/31/2024	$29,761	$32,917
9/30/2024	$30,263	$33,598
10/31/2024	$29,825	$33,351
11/30/2024	$31,692	$35,570
12/31/2024	$30,589	$34,483
1/31/2025	$31,818	$35,571
2/28/2025	$30,559	$34,890
3/31/2025	$28,487	$32,854
4/30/2025	$27,779	$32,634
5/31/2025	$29,434	$34,703
6/30/2025	$31,119	$36,466
7/31/2025	$31,749	$37,269
8/31/2025	$32,299	$38,131
9/30/2025	$32,472	$39,447

Opportunity Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	7.30	12.39	12.50
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$1,899,937,105
# of portfolio holdings	52
Portfolio turnover rate	21%
Total advisory fees paid	$13,141,538

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Information technology	31.0
Industrials	14.6
Consumer discretionary	13.0
Financials	12.4
Communication services	10.5
Health care	6.1
Real estate	5.0
Materials	4.8
Consumer staples	2.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Microsoft Corp.	6.4
Amazon.com, Inc.	6.2
Alphabet, Inc. Class C	5.7
Apple, Inc.	4.9
Meta Platforms, Inc. Class A	4.7
NVIDIA Corp.	3.4
Mastercard, Inc. Class A	3.2
Marvell Technology, Inc.	3.0
Texas Instruments, Inc.	2.4
Charles Schwab Corp.	2.4

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

On November 13, 2025, Robert Wicentowski, CFA was added as a portfolio manager for the Fund.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4140 09-25

Annual Shareholder Report

SMID Cap Growth Fund

September 30, 2025

Administrator Class

WFDDX

This annual shareholder report contains important information about SMID Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Administrator Class	$118	1.14%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was positive but volatile. The economy was resilient—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative market corners. Many active managers underperformed in 2025 as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within financials and utilities. Holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Talen Energy Corp., contributed. In contrast, security selection within information technology detracted: Onto Innovation (This security was no longer held at the end of the reporting period.) experienced fundamental challenges, and Novanta, Inc. faced trade headwinds. Additionally, lack of ownership of speculative benchmark holdings detracted from relative performance.

Total return based on a $10,000 investment

	Administrator Class	Russell 2500™ Growth Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,398	$10,523	$10,790
11/30/2015	$10,452	$10,761	$10,850
12/31/2015	$10,159	$10,381	$10,627
1/31/2016	$9,166	$9,354	$10,027
2/29/2016	$9,064	$9,382	$10,024
3/31/2016	$9,743	$10,105	$10,730
4/30/2016	$9,921	$10,201	$10,796
5/31/2016	$10,191	$10,455	$10,990
6/30/2016	$10,229	$10,377	$11,012
7/31/2016	$10,687	$10,994	$11,449
8/31/2016	$10,635	$11,070	$11,478
9/30/2016	$10,740	$11,102	$11,496
10/31/2016	$10,373	$10,522	$11,248
11/30/2016	$10,936	$11,290	$11,751
12/31/2016	$10,899	$11,390	$11,980
1/31/2017	$11,332	$11,660	$12,206
2/28/2017	$11,927	$12,014	$12,660
3/31/2017	$11,976	$12,102	$12,668
4/30/2017	$12,320	$12,315	$12,803
5/31/2017	$12,434	$12,321	$12,934
6/30/2017	$12,586	$12,602	$13,050
7/31/2017	$12,795	$12,769	$13,296
8/31/2017	$12,834	$12,794	$13,322
9/30/2017	$13,266	$13,330	$13,647
10/31/2017	$13,585	$13,687	$13,945
11/30/2017	$13,908	$14,138	$14,368
12/31/2017	$14,076	$14,176	$14,512
1/31/2018	$14,964	$14,884	$15,277
2/28/2018	$14,579	$14,396	$14,714
3/31/2018	$14,524	$14,513	$14,418
4/30/2018	$14,311	$14,421	$14,473
5/31/2018	$15,035	$15,188	$14,882
6/30/2018	$15,190	$15,315	$14,979
7/31/2018	$15,324	$15,602	$15,476
8/31/2018	$16,555	$16,656	$16,020
9/30/2018	$16,446	$16,413	$16,046
10/31/2018	$14,528	$14,442	$14,865
11/30/2018	$14,612	$14,714	$15,162
12/31/2018	$13,089	$13,118	$13,751
1/31/2019	$14,775	$14,680	$14,931
2/28/2019	$15,922	$15,647	$15,457
3/31/2019	$16,120	$15,608	$15,682
4/30/2019	$16,718	$16,154	$16,309
5/31/2019	$16,481	$15,081	$15,253
6/30/2019	$17,850	$16,255	$16,325
7/31/2019	$18,399	$16,508	$16,567
8/31/2019	$17,771	$16,039	$16,229
9/30/2019	$17,084	$15,738	$16,514
10/31/2019	$16,931	$16,142	$16,870
11/30/2019	$18,167	$17,241	$17,511
12/31/2019	$18,227	$17,401	$18,017
1/31/2020	$18,824	$17,420	$17,997
2/29/2020	$17,907	$16,238	$16,523
3/31/2020	$14,976	$13,361	$14,251
4/30/2020	$17,625	$15,503	$16,139
5/31/2020	$19,780	$17,122	$17,002
6/30/2020	$20,360	$17,752	$17,390
7/31/2020	$21,968	$18,724	$18,378
8/31/2020	$23,397	$19,567	$19,709
9/30/2020	$23,510	$19,416	$18,992
10/31/2020	$23,774	$19,645	$18,582
11/30/2020	$27,200	$22,507	$20,842
12/31/2020	$29,524	$24,443	$21,780
1/31/2021	$29,127	$25,126	$21,683
2/28/2021	$29,690	$25,915	$22,361
3/31/2021	$27,818	$25,051	$23,162
4/30/2021	$29,341	$25,931	$24,356
5/31/2021	$27,925	$25,210	$24,467
6/30/2021	$30,069	$26,563	$25,071
7/31/2021	$30,188	$25,988	$25,495
8/31/2021	$31,403	$26,639	$26,222
9/30/2021	$29,524	$25,625	$25,045
10/31/2021	$31,148	$26,939	$26,739
11/30/2021	$28,221	$25,551	$26,332
12/31/2021	$28,055	$25,676	$27,369
1/31/2022	$22,856	$22,289	$25,759
2/28/2022	$22,580	$22,356	$25,110
3/31/2022	$22,767	$22,517	$25,924
4/30/2022	$19,385	$19,946	$23,598
5/31/2022	$17,852	$19,461	$23,566
6/30/2022	$17,016	$18,115	$21,595
7/31/2022	$19,604	$20,181	$23,621
8/31/2022	$18,922	$19,798	$22,739
9/30/2022	$17,130	$18,093	$20,630
10/31/2022	$18,128	$19,563	$22,322
11/30/2022	$18,801	$20,145	$23,487
12/31/2022	$17,444	$18,946	$22,112
1/31/2023	$19,325	$20,842	$23,635
2/28/2023	$18,799	$20,513	$23,083
3/31/2023	$19,383	$20,186	$23,700
4/30/2023	$19,177	$19,931	$23,952
5/31/2023	$19,317	$19,909	$24,046
6/30/2023	$20,574	$21,481	$25,688
7/31/2023	$20,829	$22,198	$26,608
8/31/2023	$20,040	$21,295	$26,095
9/30/2023	$18,873	$20,012	$24,852
10/31/2023	$17,542	$18,623	$24,193
11/30/2023	$19,350	$20,274	$26,449
12/31/2023	$20,977	$22,533	$27,852
1/31/2024	$20,886	$22,023	$28,160
2/29/2024	$22,480	$23,807	$29,685
3/31/2024	$23,179	$24,450	$30,642
4/30/2024	$22,094	$22,628	$29,294
5/31/2024	$22,751	$23,545	$30,678
6/30/2024	$22,751	$23,419	$31,628
7/31/2024	$23,162	$24,846	$32,216
8/31/2024	$23,869	$24,653	$32,917
9/30/2024	$24,600	$25,056	$33,598
10/31/2024	$24,124	$24,993	$33,351
11/30/2024	$26,893	$27,967	$35,570
12/31/2024	$24,779	$25,664	$34,483
1/31/2025	$25,852	$26,646	$35,571
2/28/2025	$24,332	$24,872	$34,890
3/31/2025	$22,133	$22,893	$32,854
4/30/2025	$22,562	$22,818	$32,634
5/31/2025	$24,269	$24,313	$34,703
6/30/2025	$25,360	$25,482	$36,466
7/31/2025	$25,575	$26,079	$37,269
8/31/2025	$26,567	$27,448	$38,131
9/30/2025	$26,406	$28,217	$39,447

SMID Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Administrator Class	7.38	2.35	10.20
Russell 2500™ Growth Index	12.62	7.76	10.93
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$951,107,750
# of portfolio holdings	73
Portfolio turnover rate	74%
Total advisory fees paid	$7,357,391

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	26.2
Information technology	22.1
Health care	21.1
Consumer discretionary	13.1
Financials	7.4
Communication services	3.7
Utilities	2.9
Materials	1.9
Real estate	1.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Talen Energy Corp.	2.8
EMCOR Group, Inc.	2.7
Construction Partners, Inc. Class A	2.3
Celestica, Inc.	2.2
iRhythm Technologies, Inc.	2.2
RadNet, Inc.	2.1
Casella Waste Systems, Inc. Class A	2.1
Curtiss-Wright Corp.	2.1
Equitable Holdings, Inc.	2.0
TKO Group Holdings, Inc. Class A	1.9

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3703 09-25

Annual Shareholder Report

SMID Cap Growth Fund

September 30, 2025

Class A

WFDAX

This annual shareholder report contains important information about SMID Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$121	1.17%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was positive but volatile. The economy was resilient—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative market corners. Many active managers underperformed in 2025 as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within financials and utilities. Holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Talen Energy Corp., contributed. In contrast, security selection within information technology detracted: Onto Innovation (This security was no longer held at the end of the reporting period.) experienced fundamental challenges, and Novanta, Inc. faced trade headwinds. Additionally, lack of ownership of speculative benchmark holdings detracted from relative performance.

Total return based on a $10,000 investment

	Class A with Load	Russell 2500™ Growth Index	Russell 3000® Index
9/30/2015	$9,425	$10,000	$10,000
10/31/2015	$9,799	$10,523	$10,790
11/30/2015	$9,852	$10,761	$10,850
12/31/2015	$9,575	$10,381	$10,627
1/31/2016	$8,636	$9,354	$10,027
2/29/2016	$8,538	$9,382	$10,024
3/31/2016	$9,180	$10,105	$10,730
4/30/2016	$9,349	$10,201	$10,796
5/31/2016	$9,599	$10,455	$10,990
6/30/2016	$9,636	$10,377	$11,012
7/31/2016	$10,065	$10,994	$11,449
8/31/2016	$10,014	$11,070	$11,478
9/30/2016	$10,116	$11,102	$11,496
10/31/2016	$9,768	$10,522	$11,248
11/30/2016	$10,298	$11,290	$11,751
12/31/2016	$10,263	$11,390	$11,980
1/31/2017	$10,670	$11,660	$12,206
2/28/2017	$11,228	$12,014	$12,660
3/31/2017	$11,276	$12,102	$12,668
4/30/2017	$11,598	$12,315	$12,803
5/31/2017	$11,701	$12,321	$12,934
6/30/2017	$11,848	$12,602	$13,050
7/31/2017	$12,040	$12,769	$13,296
8/31/2017	$12,077	$12,794	$13,322
9/30/2017	$12,485	$13,330	$13,647
10/31/2017	$12,782	$13,687	$13,945
11/30/2017	$13,084	$14,138	$14,368
12/31/2017	$13,243	$14,176	$14,512
1/31/2018	$14,077	$14,884	$15,277
2/28/2018	$13,715	$14,396	$14,714
3/31/2018	$13,662	$14,513	$14,418
4/30/2018	$13,459	$14,421	$14,473
5/31/2018	$14,138	$15,188	$14,882
6/30/2018	$14,284	$15,315	$14,979
7/31/2018	$14,410	$15,602	$15,476
8/31/2018	$15,569	$16,656	$16,020
9/30/2018	$15,463	$16,413	$16,046
10/31/2018	$13,662	$14,442	$14,865
11/30/2018	$13,739	$14,714	$15,162
12/31/2018	$12,305	$13,118	$13,751
1/31/2019	$13,888	$14,680	$14,931
2/28/2019	$14,965	$15,647	$15,457
3/31/2019	$15,149	$15,608	$15,682
4/30/2019	$15,714	$16,154	$16,309
5/31/2019	$15,487	$15,081	$15,253
6/30/2019	$16,776	$16,255	$16,325
7/31/2019	$17,288	$16,508	$16,567
8/31/2019	$16,699	$16,039	$16,229
9/30/2019	$16,052	$15,738	$16,514
10/31/2019	$15,907	$16,142	$16,870
11/30/2019	$17,066	$17,241	$17,511
12/31/2019	$17,125	$17,401	$18,017
1/31/2020	$17,683	$17,420	$17,997
2/29/2020	$16,821	$16,238	$16,523
3/31/2020	$14,065	$13,361	$14,251
4/30/2020	$16,556	$15,503	$16,139
5/31/2020	$18,578	$17,122	$17,002
6/30/2020	$19,120	$17,752	$17,390
7/31/2020	$20,622	$18,724	$18,378
8/31/2020	$21,970	$19,567	$19,709
9/30/2020	$22,069	$19,416	$18,992
10/31/2020	$22,318	$19,645	$18,582
11/30/2020	$25,533	$22,507	$20,842
12/31/2020	$27,716	$24,443	$21,780
1/31/2021	$27,343	$25,126	$21,683
2/28/2021	$27,868	$25,915	$22,361
3/31/2021	$26,106	$25,051	$23,162
4/30/2021	$27,535	$25,931	$24,356
5/31/2021	$26,205	$25,210	$24,467
6/30/2021	$28,217	$26,563	$25,071
7/31/2021	$28,322	$25,988	$25,495
8/31/2021	$29,460	$26,639	$26,222
9/30/2021	$27,693	$25,625	$25,045
10/31/2021	$29,221	$26,939	$26,739
11/30/2021	$26,474	$25,551	$26,332
12/31/2021	$26,316	$25,676	$27,369
1/31/2022	$21,436	$22,289	$25,759
2/28/2022	$21,184	$22,356	$25,110
3/31/2022	$21,347	$22,517	$25,924
4/30/2022	$18,175	$19,946	$23,598
5/31/2022	$16,728	$19,461	$23,566
6/30/2022	$15,947	$18,115	$21,595
7/31/2022	$18,370	$20,181	$23,621
8/31/2022	$17,736	$19,798	$22,739
9/30/2022	$16,053	$18,093	$20,630
10/31/2022	$16,988	$19,563	$22,322
11/30/2022	$17,614	$20,145	$23,487
12/31/2022	$16,343	$18,946	$22,112
1/31/2023	$18,099	$20,842	$23,635
2/28/2023	$17,604	$20,513	$23,083
3/31/2023	$18,157	$20,186	$23,700
4/30/2023	$17,951	$19,931	$23,952
5/31/2023	$18,091	$19,909	$24,046
6/30/2023	$19,262	$21,481	$25,688
7/31/2023	$19,493	$22,198	$26,608
8/31/2023	$18,759	$21,295	$26,095
9/30/2023	$17,670	$20,012	$24,852
10/31/2023	$16,425	$18,623	$24,193
11/30/2023	$18,116	$20,274	$26,449
12/31/2023	$19,633	$22,533	$27,852
1/31/2024	$19,550	$22,023	$28,160
2/29/2024	$21,043	$23,807	$29,685
3/31/2024	$21,694	$24,450	$30,642
4/30/2024	$20,680	$22,628	$29,294
5/31/2024	$21,290	$23,545	$30,678
6/30/2024	$21,290	$23,419	$31,628
7/31/2024	$21,678	$24,846	$32,216
8/31/2024	$22,337	$24,653	$32,917
9/30/2024	$23,022	$25,056	$33,598
10/31/2024	$22,577	$24,993	$33,351
11/30/2024	$25,166	$27,967	$35,570
12/31/2024	$23,185	$25,664	$34,483
1/31/2025	$24,187	$26,646	$35,571
2/28/2025	$22,769	$24,872	$34,890
3/31/2025	$20,711	$22,893	$32,854
4/30/2025	$21,117	$22,818	$32,634
5/31/2025	$22,706	$24,313	$34,703
6/30/2025	$23,726	$25,482	$36,466
7/31/2025	$23,934	$26,079	$37,269
8/31/2025	$24,855	$27,448	$38,131
9/30/2025	$24,710	$28,217	$39,447

SMID Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	7.33	2.29	10.12
Class A with Load	1.17	1.08	9.47
Russell 2500™ Growth Index	12.62	7.76	10.93
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$951,107,750
# of portfolio holdings	73
Portfolio turnover rate	74%
Total advisory fees paid	$7,357,391

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	26.2
Information technology	22.1
Health care	21.1
Consumer discretionary	13.1
Financials	7.4
Communication services	3.7
Utilities	2.9
Materials	1.9
Real estate	1.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Talen Energy Corp.	2.8
EMCOR Group, Inc.	2.7
Construction Partners, Inc. Class A	2.3
Celestica, Inc.	2.2
iRhythm Technologies, Inc.	2.2
RadNet, Inc.	2.1
Casella Waste Systems, Inc. Class A	2.1
Curtiss-Wright Corp.	2.1
Equitable Holdings, Inc.	2.0
TKO Group Holdings, Inc. Class A	1.9

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3321 09-25

Annual Shareholder Report

SMID Cap Growth Fund

September 30, 2025

Class C

WDSCX

This annual shareholder report contains important information about SMID Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

This report describes changes to the Fund that occurred either during or after the reporting period.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$202	1.96%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was positive but volatile. The economy was resilient—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative market corners. Many active managers underperformed in 2025 as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within financials and utilities. Holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Talen Energy Corp., contributed. In contrast, security selection within information technology detracted: Onto Innovation (This security was no longer held at the end of the reporting period.) experienced fundamental challenges, and Novanta, Inc. faced trade headwinds. Additionally, lack of ownership of speculative benchmark holdings detracted from relative performance.

Total return based on a $10,000 investment

	Class C with Load	Russell 2500™ Growth Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,390	$10,523	$10,790
11/30/2015	$10,439	$10,761	$10,850
12/31/2015	$10,136	$10,381	$10,627
1/31/2016	$9,138	$9,354	$10,027
2/29/2016	$9,033	$9,382	$10,024
3/31/2016	$9,703	$10,105	$10,730
4/30/2016	$9,875	$10,201	$10,796
5/31/2016	$10,132	$10,455	$10,990
6/30/2016	$10,163	$10,377	$11,012
7/31/2016	$10,612	$10,994	$11,449
8/31/2016	$10,553	$11,070	$11,478
9/30/2016	$10,651	$11,102	$11,496
10/31/2016	$10,280	$10,522	$11,248
11/30/2016	$10,830	$11,290	$11,751
12/31/2016	$10,785	$11,390	$11,980
1/31/2017	$11,205	$11,660	$12,206
2/28/2017	$11,786	$12,014	$12,660
3/31/2017	$11,829	$12,102	$12,668
4/30/2017	$12,158	$12,315	$12,803
5/31/2017	$12,261	$12,321	$12,934
6/30/2017	$12,403	$12,602	$13,050
7/31/2017	$12,601	$12,769	$13,296
8/31/2017	$12,632	$12,794	$13,322
9/30/2017	$13,048	$13,330	$13,647
10/31/2017	$13,352	$13,687	$13,945
11/30/2017	$13,657	$14,138	$14,368
12/31/2017	$13,817	$14,176	$14,512
1/31/2018	$14,675	$14,884	$15,277
2/28/2018	$14,291	$14,396	$14,714
3/31/2018	$14,224	$14,513	$14,418
4/30/2018	$14,004	$14,421	$14,473
5/31/2018	$14,703	$15,188	$14,882
6/30/2018	$14,847	$15,315	$14,979
7/31/2018	$14,967	$15,602	$15,476
8/31/2018	$16,161	$16,656	$16,020
9/30/2018	$16,041	$16,413	$16,046
10/31/2018	$14,162	$14,442	$14,865
11/30/2018	$14,234	$14,714	$15,162
12/31/2018	$12,743	$13,118	$13,751
1/31/2019	$14,368	$14,680	$14,931
2/28/2019	$15,472	$15,647	$15,457
3/31/2019	$15,654	$15,608	$15,682
4/30/2019	$16,227	$16,154	$16,309
5/31/2019	$15,981	$15,081	$15,253
6/30/2019	$17,302	$16,255	$16,325
7/31/2019	$17,822	$16,508	$16,567
8/31/2019	$17,203	$16,039	$16,229
9/30/2019	$16,525	$15,738	$16,514
10/31/2019	$16,367	$16,142	$16,870
11/30/2019	$17,548	$17,241	$17,511
12/31/2019	$17,594	$17,401	$18,017
1/31/2020	$18,157	$17,420	$17,997
2/29/2020	$17,265	$16,238	$16,523
3/31/2020	$14,424	$13,361	$14,251
4/30/2020	$16,970	$15,503	$16,139
5/31/2020	$19,028	$17,122	$17,002
6/30/2020	$19,570	$17,752	$17,390
7/31/2020	$21,100	$18,724	$18,378
8/31/2020	$22,473	$19,567	$19,709
9/30/2020	$22,562	$19,416	$18,992
10/31/2020	$22,802	$19,645	$18,582
11/30/2020	$26,068	$22,507	$20,842
12/31/2020	$28,278	$24,443	$21,780
1/31/2021	$27,882	$25,126	$21,683
2/28/2021	$28,395	$25,915	$22,361
3/31/2021	$26,584	$25,051	$23,162
4/30/2021	$28,021	$25,931	$24,356
5/31/2021	$26,650	$25,210	$24,467
6/30/2021	$28,681	$26,563	$25,071
7/31/2021	$28,769	$25,988	$25,495
8/31/2021	$29,906	$26,639	$26,222
9/30/2021	$28,095	$25,625	$25,045
10/31/2021	$29,627	$26,939	$26,739
11/30/2021	$26,819	$25,551	$26,332
12/31/2021	$26,646	$25,676	$27,369
1/31/2022	$21,685	$22,289	$25,759
2/28/2022	$21,426	$22,356	$25,110
3/31/2022	$21,584	$22,517	$25,924
4/30/2022	$18,352	$19,946	$23,598
5/31/2022	$16,894	$19,461	$23,566
6/30/2022	$16,092	$18,115	$21,595
7/31/2022	$18,521	$20,181	$23,621
8/31/2022	$17,866	$19,798	$22,739
9/30/2022	$16,160	$18,093	$20,630
10/31/2022	$17,086	$19,563	$22,322
11/30/2022	$17,719	$20,145	$23,487
12/31/2022	$16,427	$18,946	$22,112
1/31/2023	$18,178	$20,842	$23,635
2/28/2023	$17,671	$20,513	$23,083
3/31/2023	$18,213	$20,186	$23,700
4/30/2023	$18,005	$19,931	$23,952
5/31/2023	$18,120	$19,909	$24,046
6/30/2023	$19,284	$21,481	$25,688
7/31/2023	$19,514	$22,198	$26,608
8/31/2023	$18,765	$21,295	$26,095
9/30/2023	$17,660	$20,012	$24,852
10/31/2023	$16,415	$18,623	$24,193
11/30/2023	$18,105	$20,274	$26,449
12/31/2023	$19,621	$22,533	$27,852
1/31/2024	$19,538	$22,023	$28,160
2/29/2024	$21,030	$23,807	$29,685
3/31/2024	$21,681	$24,450	$30,642
4/30/2024	$20,667	$22,628	$29,294
5/31/2024	$21,277	$23,545	$30,678
6/30/2024	$21,277	$23,419	$31,628
7/31/2024	$21,665	$24,846	$32,216
8/31/2024	$22,324	$24,653	$32,917
9/30/2024	$23,008	$25,056	$33,598
10/31/2024	$22,563	$24,993	$33,351
11/30/2024	$25,150	$27,967	$35,570
12/31/2024	$23,170	$25,664	$34,483
1/31/2025	$24,172	$26,646	$35,571
2/28/2025	$22,755	$24,872	$34,890
3/31/2025	$20,698	$22,893	$32,854
4/30/2025	$21,104	$22,818	$32,634
5/31/2025	$22,692	$24,313	$34,703
6/30/2025	$23,712	$25,482	$36,466
7/31/2025	$23,919	$26,079	$37,269
8/31/2025	$24,840	$27,448	$38,131
9/30/2025	$24,695	$28,217	$39,447

SMID Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	6.52	1.50	9.46
Class C with Load	5.52	1.50	9.46
Russell 2500™ Growth Index	12.62	7.76	10.93
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$951,107,750
# of portfolio holdings	73
Portfolio turnover rate	74%
Total advisory fees paid	$7,357,391

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	26.2
Information technology	22.1
Health care	21.1
Consumer discretionary	13.1
Financials	7.4
Communication services	3.7
Utilities	2.9
Materials	1.9
Real estate	1.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Talen Energy Corp.	2.8
EMCOR Group, Inc.	2.7
Construction Partners, Inc. Class A	2.3
Celestica, Inc.	2.2
iRhythm Technologies, Inc.	2.2
RadNet, Inc.	2.1
Casella Waste Systems, Inc. Class A	2.1
Curtiss-Wright Corp.	2.1
Equitable Holdings, Inc.	2.0
TKO Group Holdings, Inc. Class A	1.9

Significant fund changes

This is a summary of certain changes and planned changes to the Fund since October 1, 2024.

At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3533 09-25

Annual Shareholder Report

SMID Cap Growth Fund

September 30, 2025

Class R6

WFDRX

This annual shareholder report contains important information about SMID Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$82	0.79%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was positive but volatile. The economy was resilient—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative market corners. Many active managers underperformed in 2025 as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within financials and utilities. Holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Talen Energy Corp., contributed. In contrast, security selection within information technology detracted: Onto Innovation (This security was no longer held at the end of the reporting period.) experienced fundamental challenges, and Novanta, Inc. faced trade headwinds. Additionally, lack of ownership of speculative benchmark holdings detracted from relative performance.

Total return based on a $10,000 investment

	Class R6	Russell 2500™ Growth Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,402	$10,523	$10,790
11/30/2015	$10,458	$10,761	$10,850
12/31/2015	$10,170	$10,381	$10,627
1/31/2016	$9,177	$9,354	$10,027
2/29/2016	$9,079	$9,382	$10,024
3/31/2016	$9,760	$10,105	$10,730
4/30/2016	$9,943	$10,201	$10,796
5/31/2016	$10,214	$10,455	$10,990
6/30/2016	$10,255	$10,377	$11,012
7/31/2016	$10,720	$10,994	$11,449
8/31/2016	$10,669	$11,070	$11,478
9/30/2016	$10,777	$11,102	$11,496
10/31/2016	$10,414	$10,522	$11,248
11/30/2016	$10,981	$11,290	$11,751
12/31/2016	$10,949	$11,390	$11,980
1/31/2017	$11,385	$11,660	$12,206
2/28/2017	$11,985	$12,014	$12,660
3/31/2017	$12,040	$12,102	$12,668
4/30/2017	$12,390	$12,315	$12,803
5/31/2017	$12,507	$12,321	$12,934
6/30/2017	$12,665	$12,602	$13,050
7/31/2017	$12,878	$12,769	$13,296
8/31/2017	$12,922	$12,794	$13,322
9/30/2017	$13,362	$13,330	$13,647
10/31/2017	$13,684	$13,687	$13,945
11/30/2017	$14,014	$14,138	$14,368
12/31/2017	$14,192	$14,176	$14,512
1/31/2018	$15,090	$14,884	$15,277
2/28/2018	$14,707	$14,396	$14,714
3/31/2018	$14,651	$14,513	$14,418
4/30/2018	$14,441	$14,421	$14,473
5/31/2018	$15,179	$15,188	$14,882
6/30/2018	$15,340	$15,315	$14,979
7/31/2018	$15,477	$15,602	$15,476
8/31/2018	$16,729	$16,656	$16,020
9/30/2018	$16,621	$16,413	$16,046
10/31/2018	$14,687	$14,442	$14,865
11/30/2018	$14,780	$14,714	$15,162
12/31/2018	$13,242	$13,118	$13,751
1/31/2019	$14,949	$14,680	$14,931
2/28/2019	$16,113	$15,647	$15,457
3/31/2019	$16,316	$15,608	$15,682
4/30/2019	$16,933	$16,154	$16,309
5/31/2019	$16,693	$15,081	$15,253
6/30/2019	$18,088	$16,255	$16,325
7/31/2019	$18,649	$16,508	$16,567
8/31/2019	$18,022	$16,039	$16,229
9/30/2019	$17,329	$15,738	$16,514
10/31/2019	$17,179	$16,142	$16,870
11/30/2019	$18,437	$17,241	$17,511
12/31/2019	$18,505	$17,401	$18,017
1/31/2020	$19,117	$17,420	$17,997
2/29/2020	$18,191	$16,238	$16,523
3/31/2020	$15,213	$13,361	$14,251
4/30/2020	$17,915	$15,503	$16,139
5/31/2020	$20,111	$17,122	$17,002
6/30/2020	$20,702	$17,752	$17,390
7/31/2020	$22,345	$18,724	$18,378
8/31/2020	$23,808	$19,567	$19,709
9/30/2020	$23,925	$19,416	$18,992
10/31/2020	$24,202	$19,645	$18,582
11/30/2020	$27,702	$22,507	$20,842
12/31/2020	$30,075	$24,443	$21,780
1/31/2021	$29,684	$25,126	$21,683
2/28/2021	$30,265	$25,915	$22,361
3/31/2021	$28,361	$25,051	$23,162
4/30/2021	$29,924	$25,931	$24,356
5/31/2021	$28,484	$25,210	$24,467
6/30/2021	$30,683	$26,563	$25,071
7/31/2021	$30,811	$25,988	$25,495
8/31/2021	$32,062	$26,639	$26,222
9/30/2021	$30,147	$25,625	$25,045
10/31/2021	$31,822	$26,939	$26,739
11/30/2021	$28,836	$25,551	$26,332
12/31/2021	$28,675	$25,676	$27,369
1/31/2022	$23,366	$22,289	$25,759
2/28/2022	$23,099	$22,356	$25,110
3/31/2022	$23,292	$22,517	$25,924
4/30/2022	$19,832	$19,946	$23,598
5/31/2022	$18,265	$19,461	$23,566
6/30/2022	$17,419	$18,115	$21,595
7/31/2022	$20,069	$20,181	$23,621
8/31/2022	$19,379	$19,798	$22,739
9/30/2022	$17,545	$18,093	$20,630
10/31/2022	$18,577	$19,563	$22,322
11/30/2022	$19,267	$20,145	$23,487
12/31/2022	$17,884	$18,946	$22,112
1/31/2023	$19,814	$20,842	$23,635
2/28/2023	$19,281	$20,513	$23,083
3/31/2023	$19,889	$20,186	$23,700
4/30/2023	$19,679	$19,931	$23,952
5/31/2023	$19,829	$19,909	$24,046
6/30/2023	$21,121	$21,481	$25,688
7/31/2023	$21,392	$22,198	$26,608
8/31/2023	$20,588	$21,295	$26,095
9/30/2023	$19,401	$20,012	$24,852
10/31/2023	$18,034	$18,623	$24,193
11/30/2023	$19,897	$20,274	$26,449
12/31/2023	$21,572	$22,533	$27,852
1/31/2024	$21,489	$22,023	$28,160
2/29/2024	$23,134	$23,807	$29,685
3/31/2024	$23,855	$24,450	$30,642
4/30/2024	$22,751	$22,628	$29,294
5/31/2024	$23,435	$23,545	$30,678
6/30/2024	$23,442	$23,419	$31,628
7/31/2024	$23,878	$24,846	$32,216
8/31/2024	$24,614	$24,653	$32,917
9/30/2024	$25,365	$25,056	$33,598
10/31/2024	$24,892	$24,993	$33,351
11/30/2024	$27,746	$27,967	$35,570
12/31/2024	$25,574	$25,664	$34,483
1/31/2025	$26,699	$26,646	$35,571
2/28/2025	$25,137	$24,872	$34,890
3/31/2025	$22,872	$22,893	$32,854
4/30/2025	$23,317	$22,818	$32,634
5/31/2025	$25,089	$24,313	$34,703
6/30/2025	$26,221	$25,482	$36,466
7/31/2025	$26,456	$26,079	$37,269
8/31/2025	$27,491	$27,448	$38,131
9/30/2025	$27,330	$28,217	$39,447

SMID Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class R6	7.78	2.70	10.58
Russell 2500™ Growth Index	12.62	7.76	10.93
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$951,107,750
# of portfolio holdings	73
Portfolio turnover rate	74%
Total advisory fees paid	$7,357,391

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	26.2
Information technology	22.1
Health care	21.1
Consumer discretionary	13.1
Financials	7.4
Communication services	3.7
Utilities	2.9
Materials	1.9
Real estate	1.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Talen Energy Corp.	2.8
EMCOR Group, Inc.	2.7
Construction Partners, Inc. Class A	2.3
Celestica, Inc.	2.2
iRhythm Technologies, Inc.	2.2
RadNet, Inc.	2.1
Casella Waste Systems, Inc. Class A	2.1
Curtiss-Wright Corp.	2.1
Equitable Holdings, Inc.	2.0
TKO Group Holdings, Inc. Class A	1.9

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4659 09-25

Annual Shareholder Report

SMID Cap Growth Fund

September 30, 2025

Institutional Class

WFDSX

This annual shareholder report contains important information about SMID Cap Growth Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$92	0.89%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

The 12-month period that ended September 30, 2025, was positive but volatile. The economy was resilient—U.S. gross domestic product growth remained positive and consumer strength persisted. However, the new U.S. administration’s aggressive policies on tariffs, immigration, and spending sparked concerns that rising costs and labor shortages could reignite inflation. After policy adjustments and trade negotiations, investors refocused on optimism over massive investments in artificial intelligence and falling interest rates, fueling a sharp rally in speculative market corners. Many active managers underperformed in 2025 as lower-quality and unprofitable equities sharply outperformed.

The portfolio benefited from security selection within financials and utilities. Holdings with innovative technologies and strong demand, such as Robinhood Markets, Inc. and Talen Energy Corp., contributed. In contrast, security selection within information technology detracted: Onto Innovation (This security was no longer held at the end of the reporting period.) experienced fundamental challenges, and Novanta, Inc. faced trade headwinds. Additionally, lack of ownership of speculative benchmark holdings detracted from relative performance.

Total return based on a $10,000 investment

	Institutional Class	Russell 2500™ Growth Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,403	$10,523	$10,790
11/30/2015	$10,459	$10,761	$10,850
12/31/2015	$10,171	$10,381	$10,627
1/31/2016	$9,176	$9,354	$10,027
2/29/2016	$9,074	$9,382	$10,024
3/31/2016	$9,760	$10,105	$10,730
4/30/2016	$9,940	$10,201	$10,796
5/31/2016	$10,211	$10,455	$10,990
6/30/2016	$10,249	$10,377	$11,012
7/31/2016	$10,714	$10,994	$11,449
8/31/2016	$10,663	$11,070	$11,478
9/30/2016	$10,768	$11,102	$11,496
10/31/2016	$10,405	$10,522	$11,248
11/30/2016	$10,972	$11,290	$11,751
12/31/2016	$10,937	$11,390	$11,980
1/31/2017	$11,373	$11,660	$12,206
2/28/2017	$11,972	$12,014	$12,660
3/31/2017	$12,027	$12,102	$12,668
4/30/2017	$12,374	$12,315	$12,803
5/31/2017	$12,487	$12,321	$12,934
6/30/2017	$12,645	$12,602	$13,050
7/31/2017	$12,855	$12,769	$13,296
8/31/2017	$12,900	$12,794	$13,322
9/30/2017	$13,340	$13,330	$13,647
10/31/2017	$13,660	$13,687	$13,945
11/30/2017	$13,986	$14,138	$14,368
12/31/2017	$14,161	$14,176	$14,512
1/31/2018	$15,057	$14,884	$15,277
2/28/2018	$14,674	$14,396	$14,714
3/31/2018	$14,617	$14,513	$14,418
4/30/2018	$14,407	$14,421	$14,473
5/31/2018	$15,138	$15,188	$14,882
6/30/2018	$15,299	$15,315	$14,979
7/31/2018	$15,437	$15,602	$15,476
8/31/2018	$16,684	$16,656	$16,020
9/30/2018	$16,575	$16,413	$16,046
10/31/2018	$14,645	$14,442	$14,865
11/30/2018	$14,734	$14,714	$15,162
12/31/2018	$13,201	$13,118	$13,751
1/31/2019	$14,904	$14,680	$14,931
2/28/2019	$16,063	$15,647	$15,457
3/31/2019	$16,266	$15,608	$15,682
4/30/2019	$16,876	$16,154	$16,309
5/31/2019	$16,635	$15,081	$15,253
6/30/2019	$18,025	$16,255	$16,325
7/31/2019	$18,584	$16,508	$16,567
8/31/2019	$17,954	$16,039	$16,229
9/30/2019	$17,264	$15,738	$16,514
10/31/2019	$17,108	$16,142	$16,870
11/30/2019	$18,366	$17,241	$17,511
12/31/2019	$18,429	$17,401	$18,017
1/31/2020	$19,033	$17,420	$17,997
2/29/2020	$18,108	$16,238	$16,523
3/31/2020	$15,149	$13,361	$14,251
4/30/2020	$17,836	$15,503	$16,139
5/31/2020	$20,021	$17,122	$17,002
6/30/2020	$20,608	$17,752	$17,390
7/31/2020	$22,238	$18,724	$18,378
8/31/2020	$23,696	$19,567	$19,709
9/30/2020	$23,808	$19,416	$18,992
10/31/2020	$24,081	$19,645	$18,582
11/30/2020	$27,563	$22,507	$20,842
12/31/2020	$29,920	$24,443	$21,780
1/31/2021	$29,527	$25,126	$21,683
2/28/2021	$30,105	$25,915	$22,361
3/31/2021	$28,210	$25,051	$23,162
4/30/2021	$29,757	$25,931	$24,356
5/31/2021	$28,327	$25,210	$24,467
6/30/2021	$30,514	$26,563	$25,071
7/31/2021	$30,638	$25,988	$25,495
8/31/2021	$31,877	$26,639	$26,222
9/30/2021	$29,976	$25,625	$25,045
10/31/2021	$31,630	$26,939	$26,739
11/30/2021	$28,664	$25,551	$26,332
12/31/2021	$28,501	$25,676	$27,369
1/31/2022	$23,223	$22,289	$25,759
2/28/2022	$22,954	$22,356	$25,110
3/31/2022	$23,141	$22,517	$25,924
4/30/2022	$19,705	$19,946	$23,598
5/31/2022	$18,147	$19,461	$23,566
6/30/2022	$17,301	$18,115	$21,595
7/31/2022	$19,937	$20,181	$23,621
8/31/2022	$19,248	$19,798	$22,739
9/30/2022	$17,421	$18,093	$20,630
10/31/2022	$18,447	$19,563	$22,322
11/30/2022	$19,136	$20,145	$23,487
12/31/2022	$17,756	$18,946	$22,112
1/31/2023	$19,672	$20,842	$23,635
2/28/2023	$19,142	$20,513	$23,083
3/31/2023	$19,740	$20,186	$23,700
4/30/2023	$19,528	$19,931	$23,952
5/31/2023	$19,680	$19,909	$24,046
6/30/2023	$20,960	$21,481	$25,688
7/31/2023	$21,225	$22,198	$26,608
8/31/2023	$20,430	$21,295	$26,095
9/30/2023	$19,248	$20,012	$24,852
10/31/2023	$17,892	$18,623	$24,193
11/30/2023	$19,740	$20,274	$26,449
12/31/2023	$21,399	$22,533	$27,852
1/31/2024	$21,308	$22,023	$28,160
2/29/2024	$22,944	$23,807	$29,685
3/31/2024	$23,656	$24,450	$30,642
4/30/2024	$22,558	$22,628	$29,294
5/31/2024	$23,232	$23,545	$30,678
6/30/2024	$23,240	$23,419	$31,628
7/31/2024	$23,672	$24,846	$32,216
8/31/2024	$24,399	$24,653	$32,917
9/30/2024	$25,141	$25,056	$33,598
10/31/2024	$24,664	$24,993	$33,351
11/30/2024	$27,497	$27,967	$35,570
12/31/2024	$25,344	$25,664	$34,483
1/31/2025	$26,455	$26,646	$35,571
2/28/2025	$24,903	$24,872	$34,890
3/31/2025	$22,656	$22,893	$32,854
4/30/2025	$23,097	$22,818	$32,634
5/31/2025	$24,854	$24,313	$34,703
6/30/2025	$25,973	$25,482	$36,466
7/31/2025	$26,202	$26,079	$37,269
8/31/2025	$27,223	$27,448	$38,131
9/30/2025	$27,068	$28,217	$39,447

SMID Cap Growth Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	7.66	2.60	10.47
Russell 2500™ Growth Index	12.62	7.76	10.93
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$951,107,750
# of portfolio holdings	73
Portfolio turnover rate	74%
Total advisory fees paid	$7,357,391

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	26.2
Information technology	22.1
Health care	21.1
Consumer discretionary	13.1
Financials	7.4
Communication services	3.7
Utilities	2.9
Materials	1.9
Real estate	1.6

TOP TEN HOLDINGS (% OF NET ASSETS)

Talen Energy Corp.	2.8
EMCOR Group, Inc.	2.7
Construction Partners, Inc. Class A	2.3
Celestica, Inc.	2.2
iRhythm Technologies, Inc.	2.2
RadNet, Inc.	2.1
Casella Waste Systems, Inc. Class A	2.1
Curtiss-Wright Corp.	2.1
Equitable Holdings, Inc.	2.0
TKO Group Holdings, Inc. Class A	1.9

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3123 09-25

Annual Shareholder Report

Special Mid Cap Value Fund

September 30, 2025

Administrator Class

WFMDX

This annual shareholder report contains important information about Special Mid Cap Value Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Administrator Class	$106	1.05%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

In a volatile year, the Fund underperformed, driven by stock selection. The period saw a fluctuation in investors’ risk appetites as optimism around monetary policy easing and the Republican sweep gave way to fears that a restrictive trade policy and the Federal Reserve’s decision to pause rate cuts could lead to a recession. However, markets rallied off the April 9 announcement that the implementation of tariffs would be delayed.

The Fund made minor changes to sector allocation, with an increase in industrials, while reducing exposure to real estate and financials. A large contributor was AerCap Holdings NV, the world’s largest aircraft and engine leasing business. We believe its acquisition of GECAS should provide AerCap with unrivaled advantages in customer relationships, purchasing power, and market information, leading to outsized cash flow growth over time. The largest detractor was beverage company Keurig Dr Pepper, Inc., on increased leverage from a plan to acquire JDE Peet’s and to split into two after the close. On a longer-term basis, the deal appears substantially accretive.

Total return based on a $10,000 investment

	Administrator Class	Russell Midcap® Value Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,539	$10,610	$10,790
11/30/2015	$10,670	$10,641	$10,850
12/31/2015	$10,219	$10,312	$10,627
1/31/2016	$9,715	$9,742	$10,027
2/29/2016	$9,818	$9,810	$10,024
3/31/2016	$10,555	$10,716	$10,730
4/30/2016	$10,699	$10,946	$10,796
5/31/2016	$10,980	$11,125	$10,990
6/30/2016	$11,049	$11,227	$11,012
7/31/2016	$11,313	$11,702	$11,449
8/31/2016	$11,463	$11,678	$11,478
9/30/2016	$11,542	$11,726	$11,496
10/31/2016	$11,415	$11,442	$11,248
11/30/2016	$12,129	$12,158	$11,751
12/31/2016	$12,391	$12,374	$11,980
1/31/2017	$12,422	$12,582	$12,206
2/28/2017	$12,793	$12,934	$12,660
3/31/2017	$12,634	$12,839	$12,668
4/30/2017	$12,699	$12,864	$12,803
5/31/2017	$12,734	$12,824	$12,934
6/30/2017	$12,849	$13,015	$13,050
7/31/2017	$12,907	$13,187	$13,296
8/31/2017	$12,810	$12,941	$13,322
9/30/2017	$13,216	$13,294	$13,647
10/31/2017	$13,254	$13,401	$13,945
11/30/2017	$13,597	$13,854	$14,368
12/31/2017	$13,741	$14,025	$14,512
1/31/2018	$14,164	$14,347	$15,277
2/28/2018	$13,394	$13,641	$14,714
3/31/2018	$13,362	$13,674	$14,418
4/30/2018	$13,329	$13,742	$14,473
5/31/2018	$13,282	$13,891	$14,882
6/30/2018	$13,416	$14,003	$14,979
7/31/2018	$13,940	$14,384	$15,476
8/31/2018	$13,933	$14,580	$16,020
9/30/2018	$13,821	$14,465	$16,046
10/31/2018	$12,856	$13,423	$14,865
11/30/2018	$13,195	$13,745	$15,162
12/31/2018	$11,913	$12,302	$13,751
1/31/2019	$13,099	$13,568	$14,931
2/28/2019	$13,631	$14,000	$15,457
3/31/2019	$13,808	$14,070	$15,682
4/30/2019	$14,392	$14,534	$16,309
5/31/2019	$13,653	$13,600	$15,253
6/30/2019	$14,544	$14,519	$16,325
7/31/2019	$14,780	$14,639	$16,567
8/31/2019	$14,544	$14,123	$16,229
9/30/2019	$14,909	$14,696	$16,514
10/31/2019	$15,146	$14,775	$16,870
11/30/2019	$15,615	$15,169	$17,511
12/31/2019	$16,104	$15,631	$18,017
1/31/2020	$15,723	$15,327	$17,997
2/29/2020	$14,344	$13,809	$16,523
3/31/2020	$10,984	$10,675	$14,251
4/30/2020	$12,383	$12,100	$16,139
5/31/2020	$13,079	$12,661	$17,002
6/30/2020	$13,125	$12,804	$17,390
7/31/2020	$13,598	$13,408	$18,378
8/31/2020	$14,094	$13,939	$19,709
9/30/2020	$13,844	$13,624	$18,992
10/31/2020	$13,925	$13,750	$18,582
11/30/2020	$15,727	$15,681	$20,842
12/31/2020	$16,590	$16,407	$21,780
1/31/2021	$16,324	$16,369	$21,683
2/28/2021	$17,454	$17,637	$22,361
3/31/2021	$18,426	$18,548	$23,162
4/30/2021	$19,607	$19,445	$24,356
5/31/2021	$20,116	$19,829	$24,467
6/30/2021	$19,534	$19,598	$25,071
7/31/2021	$19,684	$19,719	$25,495
8/31/2021	$19,927	$20,142	$26,222
9/30/2021	$19,375	$19,400	$25,045
10/31/2021	$20,375	$20,433	$26,739
11/30/2021	$19,784	$19,812	$26,332
12/31/2021	$21,289	$21,056	$27,369
1/31/2022	$20,610	$20,157	$25,759
2/28/2022	$20,652	$20,063	$25,110
3/31/2022	$20,788	$20,673	$25,924
4/30/2022	$19,859	$19,444	$23,598
5/31/2022	$20,385	$19,818	$23,566
6/30/2022	$18,654	$17,639	$21,595
7/31/2022	$20,050	$19,157	$23,621
8/31/2022	$19,439	$18,571	$22,739
9/30/2022	$17,776	$16,770	$20,630
10/31/2022	$19,464	$18,354	$22,322
11/30/2022	$20,881	$19,514	$23,487
12/31/2022	$20,262	$18,522	$22,112
1/31/2023	$21,588	$20,019	$23,635
2/28/2023	$20,985	$19,377	$23,083
3/31/2023	$20,409	$18,767	$23,700
4/30/2023	$20,534	$18,769	$23,952
5/31/2023	$19,816	$17,936	$24,046
6/30/2023	$21,486	$19,491	$25,688
7/31/2023	$21,956	$20,340	$26,608
8/31/2023	$21,247	$19,620	$26,095
9/30/2023	$20,262	$18,622	$24,852
10/31/2023	$19,512	$17,700	$24,193
11/30/2023	$20,796	$19,368	$26,449
12/31/2023	$22,131	$20,877	$27,852
1/31/2024	$21,820	$20,504	$28,160
2/29/2024	$22,864	$21,483	$29,685
3/31/2024	$24,136	$22,595	$30,642
4/30/2024	$23,092	$21,412	$29,294
5/31/2024	$23,928	$22,181	$30,678
6/30/2024	$23,559	$21,826	$31,628
7/31/2024	$24,948	$23,145	$32,216
8/31/2024	$25,482	$23,581	$32,917
9/30/2024	$25,695	$24,025	$33,598
10/31/2024	$25,035	$23,724	$33,351
11/30/2024	$26,502	$25,470	$35,570
12/31/2024	$24,715	$23,606	$34,483
1/31/2025	$25,248	$24,436	$35,571
2/28/2025	$24,846	$23,990	$34,890
3/31/2025	$24,213	$23,108	$32,854
4/30/2025	$23,550	$22,535	$32,634
5/31/2025	$24,334	$23,518	$34,703
6/30/2025	$24,940	$24,343	$36,466
7/31/2025	$25,441	$24,780	$37,269
8/31/2025	$26,439	$25,523	$38,131
9/30/2025	$26,031	$25,848	$39,447

Special Mid Cap Value Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Administrator Class	1.31	13.46	10.04
Russell Midcap® Value Index	7.58	13.66	9.96
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$13,661,257,291
# of portfolio holdings	73
Portfolio turnover rate	38%
Total advisory fees paid	$88,022,071

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.3
Financials	15.7
Health care	10.9
Materials	9.5
Information technology	9.3
Utilities	7.3
Energy	7.0
Consumer discretionary	6.7
Real estate	6.6
Consumer staples	4.4
Communication services	0.3

TOP TEN HOLDINGS (% OF NET ASSETS)

American Electric Power Co., Inc.	3.0
Jefferies Financial Group, Inc.	2.9
Teradyne, Inc.	2.9
Labcorp Holdings, Inc.	2.9
Vulcan Materials Co.	2.7
FirstEnergy Corp.	2.5
Jacobs Solutions, Inc.	2.3
Fifth Third Bancorp	2.2
Keurig Dr Pepper, Inc.	2.2
Baker Hughes Co. Class A	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3704 09-25

Annual Shareholder Report

Special Mid Cap Value Fund

September 30, 2025

Class A

WFPAX

This annual shareholder report contains important information about Special Mid Cap Value Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$113	1.12%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

In a volatile year, the Fund underperformed, driven by stock selection. The period saw a fluctuation in investors’ risk appetites as optimism around monetary policy easing and the Republican sweep gave way to fears that a restrictive trade policy and the Federal Reserve’s decision to pause rate cuts could lead to a recession. However, markets rallied off the April 9 announcement that the implementation of tariffs would be delayed.

The Fund made minor changes to sector allocation, with an increase in industrials, while reducing exposure to real estate and financials. A large contributor was AerCap Holdings NV, the world’s largest aircraft and engine leasing business. We believe its acquisition of GECAS should provide AerCap with unrivaled advantages in customer relationships, purchasing power, and market information, leading to outsized cash flow growth over time. The largest detractor was beverage company Keurig Dr Pepper, Inc., on increased leverage from a plan to acquire JDE Peet’s and to split into two after the close. On a longer-term basis, the deal appears substantially accretive.

Total return based on a $10,000 investment

	Class A with Load	Russell Midcap® Value Index	Russell 3000® Index
9/30/2015	$9,426	$10,000	$10,000
10/31/2015	$9,937	$10,610	$10,790
11/30/2015	$10,057	$10,641	$10,850
12/31/2015	$9,632	$10,312	$10,627
1/31/2016	$9,156	$9,742	$10,027
2/29/2016	$9,254	$9,810	$10,024
3/31/2016	$9,947	$10,716	$10,730
4/30/2016	$10,081	$10,946	$10,796
5/31/2016	$10,344	$11,125	$10,990
6/30/2016	$10,410	$11,227	$11,012
7/31/2016	$10,659	$11,702	$11,449
8/31/2016	$10,800	$11,678	$11,478
9/30/2016	$10,873	$11,726	$11,496
10/31/2016	$10,751	$11,442	$11,248
11/30/2016	$11,424	$12,158	$11,751
12/31/2016	$11,669	$12,374	$11,980
1/31/2017	$11,699	$12,582	$12,206
2/28/2017	$12,048	$12,934	$12,660
3/31/2017	$11,898	$12,839	$12,668
4/30/2017	$11,958	$12,864	$12,803
5/31/2017	$11,988	$12,824	$12,934
6/30/2017	$12,097	$13,015	$13,050
7/31/2017	$12,151	$13,187	$13,296
8/31/2017	$12,061	$12,941	$13,322
9/30/2017	$12,439	$13,294	$13,647
10/31/2017	$12,476	$13,401	$13,945
11/30/2017	$12,798	$13,854	$14,368
12/31/2017	$12,933	$14,025	$14,512
1/31/2018	$13,331	$14,347	$15,277
2/28/2018	$12,605	$13,641	$14,714
3/31/2018	$12,574	$13,674	$14,418
4/30/2018	$12,539	$13,742	$14,473
5/31/2018	$12,494	$13,891	$14,882
6/30/2018	$12,622	$14,003	$14,979
7/31/2018	$13,113	$14,384	$15,476
8/31/2018	$13,103	$14,580	$16,020
9/30/2018	$12,999	$14,465	$16,046
10/31/2018	$12,093	$13,423	$14,865
11/30/2018	$12,408	$13,745	$15,162
12/31/2018	$11,199	$12,302	$13,751
1/31/2019	$12,316	$13,568	$14,931
2/28/2019	$12,818	$14,000	$15,457
3/31/2019	$12,985	$14,070	$15,682
4/30/2019	$13,529	$14,534	$16,309
5/31/2019	$12,833	$13,600	$15,253
6/30/2019	$13,671	$14,519	$16,325
7/31/2019	$13,893	$14,639	$16,567
8/31/2019	$13,667	$14,123	$16,229
9/30/2019	$14,014	$14,696	$16,514
10/31/2019	$14,233	$14,775	$16,870
11/30/2019	$14,671	$15,169	$17,511
12/31/2019	$15,129	$15,631	$18,017
1/31/2020	$14,772	$15,327	$17,997
2/29/2020	$13,477	$13,809	$16,523
3/31/2020	$10,319	$10,675	$14,251
4/30/2020	$11,633	$12,100	$16,139
5/31/2020	$12,285	$12,661	$17,002
6/30/2020	$12,329	$12,804	$17,390
7/31/2020	$12,770	$13,408	$18,378
8/31/2020	$13,234	$13,939	$19,709
9/30/2020	$13,002	$13,624	$18,992
10/31/2020	$13,072	$13,750	$18,582
11/30/2020	$14,769	$15,681	$20,842
12/31/2020	$15,573	$16,407	$21,780
1/31/2021	$15,326	$16,369	$21,683
2/28/2021	$16,386	$17,637	$22,361
3/31/2021	$17,298	$18,548	$23,162
4/30/2021	$18,403	$19,445	$24,356
5/31/2021	$18,883	$19,829	$24,467
6/30/2021	$18,332	$19,598	$25,071
7/31/2021	$18,473	$19,719	$25,495
8/31/2021	$18,702	$20,142	$26,222
9/30/2021	$18,181	$19,400	$25,045
10/31/2021	$19,119	$20,433	$26,739
11/30/2021	$18,561	$19,812	$26,332
12/31/2021	$19,971	$21,056	$27,369
1/31/2022	$19,332	$20,157	$25,759
2/28/2022	$19,373	$20,063	$25,110
3/31/2022	$19,499	$20,673	$25,924
4/30/2022	$18,625	$19,444	$23,598
5/31/2022	$19,117	$19,818	$23,566
6/30/2022	$17,494	$17,639	$21,595
7/31/2022	$18,804	$19,157	$23,621
8/31/2022	$18,226	$18,571	$22,739
9/30/2022	$16,668	$16,770	$20,630
10/31/2022	$18,246	$18,354	$22,322
11/30/2022	$19,576	$19,514	$23,487
12/31/2022	$18,996	$18,522	$22,112
1/31/2023	$20,234	$20,019	$23,635
2/28/2023	$19,668	$19,377	$23,083
3/31/2023	$19,129	$18,767	$23,700
4/30/2023	$19,244	$18,769	$23,952
5/31/2023	$18,571	$17,936	$24,046
6/30/2023	$20,132	$19,491	$25,688
7/31/2023	$20,574	$20,340	$26,608
8/31/2023	$19,907	$19,620	$26,095
9/30/2023	$18,983	$18,622	$24,852
10/31/2023	$18,280	$17,700	$24,193
11/30/2023	$19,482	$19,368	$26,449
12/31/2023	$20,733	$20,877	$27,852
1/31/2024	$20,438	$20,504	$28,160
2/29/2024	$21,414	$21,483	$29,685
3/31/2024	$22,605	$22,595	$30,642
4/30/2024	$21,624	$21,412	$29,294
5/31/2024	$22,409	$22,181	$30,678
6/30/2024	$22,063	$21,826	$31,628
7/31/2024	$23,362	$23,145	$32,216
8/31/2024	$23,861	$23,581	$32,917
9/30/2024	$24,057	$24,025	$33,598
10/31/2024	$23,441	$23,724	$33,351
11/30/2024	$24,814	$25,470	$35,570
12/31/2024	$23,136	$23,606	$34,483
1/31/2025	$23,634	$24,436	$35,571
2/28/2025	$23,257	$23,990	$34,890
3/31/2025	$22,663	$23,108	$32,854
4/30/2025	$22,045	$22,535	$32,634
5/31/2025	$22,774	$23,518	$34,703
6/30/2025	$23,337	$24,343	$36,466
7/31/2025	$23,805	$24,780	$37,269
8/31/2025	$24,741	$25,523	$38,131
9/30/2025	$24,358	$25,848	$39,447

Special Mid Cap Value Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	1.25	13.38	9.96
Class A with Load	(4.56)	12.04	9.31
Russell Midcap® Value Index	7.58	13.66	9.96
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$13,661,257,291
# of portfolio holdings	73
Portfolio turnover rate	38%
Total advisory fees paid	$88,022,071

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.3
Financials	15.7
Health care	10.9
Materials	9.5
Information technology	9.3
Utilities	7.3
Energy	7.0
Consumer discretionary	6.7
Real estate	6.6
Consumer staples	4.4
Communication services	0.3

TOP TEN HOLDINGS (% OF NET ASSETS)

American Electric Power Co., Inc.	3.0
Jefferies Financial Group, Inc.	2.9
Teradyne, Inc.	2.9
Labcorp Holdings, Inc.	2.9
Vulcan Materials Co.	2.7
FirstEnergy Corp.	2.5
Jacobs Solutions, Inc.	2.3
Fifth Third Bancorp	2.2
Keurig Dr Pepper, Inc.	2.2
Baker Hughes Co. Class A	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3323 09-25

Annual Shareholder Report

Special Mid Cap Value Fund

September 30, 2025

Class C

WFPCX

This annual shareholder report contains important information about Special Mid Cap Value Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$187	1.87%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

In a volatile year, the Fund underperformed, driven by stock selection. The period saw a fluctuation in investors’ risk appetites as optimism around monetary policy easing and the Republican sweep gave way to fears that a restrictive trade policy and the Federal Reserve’s decision to pause rate cuts could lead to a recession. However, markets rallied off the April 9 announcement that the implementation of tariffs would be delayed.

The Fund made minor changes to sector allocation, with an increase in industrials, while reducing exposure to real estate and financials. A large contributor was AerCap Holdings NV, the world’s largest aircraft and engine leasing business. We believe its acquisition of GECAS should provide AerCap with unrivaled advantages in customer relationships, purchasing power, and market information, leading to outsized cash flow growth over time. The largest detractor was beverage company Keurig Dr Pepper, Inc., on increased leverage from a plan to acquire JDE Peet’s and to split into two after the close. On a longer-term basis, the deal appears substantially accretive.

Total return based on a $10,000 investment

	Class C with Load	Russell Midcap® Value Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,534	$10,610	$10,790
11/30/2015	$10,655	$10,641	$10,850
12/31/2015	$10,198	$10,312	$10,627
1/31/2016	$9,689	$9,742	$10,027
2/29/2016	$9,786	$9,810	$10,024
3/31/2016	$10,514	$10,716	$10,730
4/30/2016	$10,647	$10,946	$10,796
5/31/2016	$10,919	$11,125	$10,990
6/30/2016	$10,980	$11,227	$11,012
7/31/2016	$11,239	$11,702	$11,449
8/31/2016	$11,379	$11,678	$11,478
9/30/2016	$11,447	$11,726	$11,496
10/31/2016	$11,314	$11,442	$11,248
11/30/2016	$12,013	$12,158	$11,751
12/31/2016	$12,263	$12,374	$11,980
1/31/2017	$12,288	$12,582	$12,206
2/28/2017	$12,645	$12,934	$12,660
3/31/2017	$12,479	$12,839	$12,668
4/30/2017	$12,537	$12,864	$12,803
5/31/2017	$12,558	$12,824	$12,934
6/30/2017	$12,667	$13,015	$13,050
7/31/2017	$12,717	$13,187	$13,296
8/31/2017	$12,609	$12,941	$13,322
9/30/2017	$12,999	$13,294	$13,647
10/31/2017	$13,031	$13,401	$13,945
11/30/2017	$13,356	$13,854	$14,368
12/31/2017	$13,490	$14,025	$14,512
1/31/2018	$13,894	$14,347	$15,277
2/28/2018	$13,130	$13,641	$14,714
3/31/2018	$13,089	$13,674	$14,418
4/30/2018	$13,048	$13,742	$14,473
5/31/2018	$12,992	$13,891	$14,882
6/30/2018	$13,115	$14,003	$14,979
7/31/2018	$13,621	$14,384	$15,476
8/31/2018	$13,598	$14,580	$16,020
9/30/2018	$13,482	$14,465	$16,046
10/31/2018	$12,535	$13,423	$14,865
11/30/2018	$12,853	$13,745	$15,162
12/31/2018	$11,594	$12,302	$13,751
1/31/2019	$12,745	$13,568	$14,931
2/28/2019	$13,252	$14,000	$15,457
3/31/2019	$13,416	$14,070	$15,682
4/30/2019	$13,972	$14,534	$16,309
5/31/2019	$13,244	$13,600	$15,253
6/30/2019	$14,102	$14,519	$16,325
7/31/2019	$14,323	$14,639	$16,567
8/31/2019	$14,079	$14,123	$16,229
9/30/2019	$14,426	$14,696	$16,514
10/31/2019	$14,643	$14,775	$16,870
11/30/2019	$15,085	$15,169	$17,511
12/31/2019	$15,547	$15,631	$18,017
1/31/2020	$15,171	$15,327	$17,997
2/29/2020	$13,828	$13,809	$16,523
3/31/2020	$10,584	$10,675	$14,251
4/30/2020	$11,924	$12,100	$16,139
5/31/2020	$12,584	$12,661	$17,002
6/30/2020	$12,619	$12,804	$17,390
7/31/2020	$13,066	$13,408	$18,378
8/31/2020	$13,536	$13,939	$19,709
9/30/2020	$13,287	$13,624	$18,992
10/31/2020	$13,354	$13,750	$18,582
11/30/2020	$15,073	$15,681	$20,842
12/31/2020	$15,887	$16,407	$21,780
1/31/2021	$15,622	$16,369	$21,683
2/28/2021	$16,692	$17,637	$22,361
3/31/2021	$17,613	$18,548	$23,162
4/30/2021	$18,727	$19,445	$24,356
5/31/2021	$19,201	$19,829	$24,467
6/30/2021	$18,628	$19,598	$25,071
7/31/2021	$18,763	$19,719	$25,495
8/31/2021	$18,980	$20,142	$26,222
9/30/2021	$18,443	$19,400	$25,045
10/31/2021	$19,379	$20,433	$26,739
11/30/2021	$18,806	$19,812	$26,332
12/31/2021	$20,218	$21,056	$27,369
1/31/2022	$19,563	$20,157	$25,759
2/28/2022	$19,589	$20,063	$25,110
3/31/2022	$19,703	$20,673	$25,924
4/30/2022	$18,808	$19,444	$23,598
5/31/2022	$19,297	$19,818	$23,566
6/30/2022	$17,646	$17,639	$21,595
7/31/2022	$18,952	$19,157	$23,621
8/31/2022	$18,362	$18,571	$22,739
9/30/2022	$16,778	$16,770	$20,630
10/31/2022	$18,358	$18,354	$22,322
11/30/2022	$19,681	$19,514	$23,487
12/31/2022	$19,082	$18,522	$22,112
1/31/2023	$20,318	$20,019	$23,635
2/28/2023	$19,740	$19,377	$23,083
3/31/2023	$19,186	$18,767	$23,700
4/30/2023	$19,286	$18,769	$23,952
5/31/2023	$18,604	$17,936	$24,046
6/30/2023	$20,157	$19,491	$25,688
7/31/2023	$20,583	$20,340	$26,608
8/31/2023	$19,906	$19,620	$26,095
9/30/2023	$18,964	$18,622	$24,852
10/31/2023	$18,261	$17,700	$24,193
11/30/2023	$19,463	$19,368	$26,449
12/31/2023	$20,712	$20,877	$27,852
1/31/2024	$20,418	$20,504	$28,160
2/29/2024	$21,393	$21,483	$29,685
3/31/2024	$22,583	$22,595	$30,642
4/30/2024	$21,603	$21,412	$29,294
5/31/2024	$22,387	$22,181	$30,678
6/30/2024	$22,041	$21,826	$31,628
7/31/2024	$23,338	$23,145	$32,216
8/31/2024	$23,837	$23,581	$32,917
9/30/2024	$24,033	$24,025	$33,598
10/31/2024	$23,418	$23,724	$33,351
11/30/2024	$24,789	$25,470	$35,570
12/31/2024	$23,113	$23,606	$34,483
1/31/2025	$23,611	$24,436	$35,571
2/28/2025	$23,234	$23,990	$34,890
3/31/2025	$22,641	$23,108	$32,854
4/30/2025	$22,023	$22,535	$32,634
5/31/2025	$22,751	$23,518	$34,703
6/30/2025	$23,314	$24,343	$36,466
7/31/2025	$23,782	$24,780	$37,269
8/31/2025	$24,716	$25,523	$38,131
9/30/2025	$24,334	$25,848	$39,447

Special Mid Cap Value Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	0.48	12.53	9.30
Class C with Load	(0.52)	12.53	9.30
Russell Midcap® Value Index	7.58	13.66	9.96
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$13,661,257,291
# of portfolio holdings	73
Portfolio turnover rate	38%
Total advisory fees paid	$88,022,071

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.3
Financials	15.7
Health care	10.9
Materials	9.5
Information technology	9.3
Utilities	7.3
Energy	7.0
Consumer discretionary	6.7
Real estate	6.6
Consumer staples	4.4
Communication services	0.3

TOP TEN HOLDINGS (% OF NET ASSETS)

American Electric Power Co., Inc.	3.0
Jefferies Financial Group, Inc.	2.9
Teradyne, Inc.	2.9
Labcorp Holdings, Inc.	2.9
Vulcan Materials Co.	2.7
FirstEnergy Corp.	2.5
Jacobs Solutions, Inc.	2.3
Fifth Third Bancorp	2.2
Keurig Dr Pepper, Inc.	2.2
Baker Hughes Co. Class A	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3535 09-25

Annual Shareholder Report

Special Mid Cap Value Fund

September 30, 2025

Class R6

WFPRX

This annual shareholder report contains important information about Special Mid Cap Value Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$71	0.70%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

In a volatile year, the Fund underperformed, driven by stock selection. The period saw a fluctuation in investors’ risk appetites as optimism around monetary policy easing and the Republican sweep gave way to fears that a restrictive trade policy and the Federal Reserve’s decision to pause rate cuts could lead to a recession. However, markets rallied off the April 9 announcement that the implementation of tariffs would be delayed.

The Fund made minor changes to sector allocation, with an increase in industrials, while reducing exposure to real estate and financials. A large contributor was AerCap Holdings NV, the world’s largest aircraft and engine leasing business. We believe its acquisition of GECAS should provide AerCap with unrivaled advantages in customer relationships, purchasing power, and market information, leading to outsized cash flow growth over time. The largest detractor was beverage company Keurig Dr Pepper, Inc., on increased leverage from a plan to acquire JDE Peet’s and to split into two after the close. On a longer-term basis, the deal appears substantially accretive.

Total return based on a $10,000 investment

	Class R6	Russell Midcap® Value Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,544	$10,610	$10,790
11/30/2015	$10,677	$10,641	$10,850
12/31/2015	$10,229	$10,312	$10,627
1/31/2016	$9,726	$9,742	$10,027
2/29/2016	$9,835	$9,810	$10,024
3/31/2016	$10,573	$10,716	$10,730
4/30/2016	$10,720	$10,946	$10,796
5/31/2016	$11,006	$11,125	$10,990
6/30/2016	$11,077	$11,227	$11,012
7/31/2016	$11,349	$11,702	$11,449
8/31/2016	$11,503	$11,678	$11,478
9/30/2016	$11,584	$11,726	$11,496
10/31/2016	$11,458	$11,442	$11,248
11/30/2016	$12,180	$12,158	$11,751
12/31/2016	$12,448	$12,374	$11,980
1/31/2017	$12,479	$12,582	$12,206
2/28/2017	$12,859	$12,934	$12,660
3/31/2017	$12,700	$12,839	$12,668
4/30/2017	$12,772	$12,864	$12,803
5/31/2017	$12,807	$12,824	$12,934
6/30/2017	$12,928	$13,015	$13,050
7/31/2017	$12,993	$13,187	$13,296
8/31/2017	$12,897	$12,941	$13,322
9/30/2017	$13,308	$13,294	$13,647
10/31/2017	$13,353	$13,401	$13,945
11/30/2017	$13,702	$13,854	$14,368
12/31/2017	$13,851	$14,025	$14,512
1/31/2018	$14,281	$14,347	$15,277
2/28/2018	$13,508	$13,641	$14,714
3/31/2018	$13,479	$13,674	$14,418
4/30/2018	$13,450	$13,742	$14,473
5/31/2018	$13,407	$13,891	$14,882
6/30/2018	$13,548	$14,003	$14,979
7/31/2018	$14,078	$14,384	$15,476
8/31/2018	$14,075	$14,580	$16,020
9/30/2018	$13,966	$14,465	$16,046
10/31/2018	$12,999	$13,423	$14,865
11/30/2018	$13,342	$13,745	$15,162
12/31/2018	$12,047	$12,302	$13,751
1/31/2019	$13,253	$13,568	$14,931
2/28/2019	$13,798	$14,000	$15,457
3/31/2019	$13,980	$14,070	$15,682
4/30/2019	$14,573	$14,534	$16,309
5/31/2019	$13,828	$13,600	$15,253
6/30/2019	$14,737	$14,519	$16,325
7/31/2019	$14,982	$14,639	$16,567
8/31/2019	$14,744	$14,123	$16,229
9/30/2019	$15,123	$14,696	$16,514
10/31/2019	$15,364	$14,775	$16,870
11/30/2019	$15,846	$15,169	$17,511
12/31/2019	$16,346	$15,631	$18,017
1/31/2020	$15,966	$15,327	$17,997
2/29/2020	$14,569	$13,809	$16,523
3/31/2020	$11,162	$10,675	$14,251
4/30/2020	$12,586	$12,100	$16,139
5/31/2020	$13,295	$12,661	$17,002
6/30/2020	$13,345	$12,804	$17,390
7/31/2020	$13,829	$13,408	$18,378
8/31/2020	$14,340	$13,939	$19,709
9/30/2020	$14,088	$13,624	$18,992
10/31/2020	$14,174	$13,750	$18,582
11/30/2020	$16,016	$15,681	$20,842
12/31/2020	$16,895	$16,407	$21,780
1/31/2021	$16,630	$16,369	$21,683
2/28/2021	$17,789	$17,637	$22,361
3/31/2021	$18,787	$18,548	$23,162
4/30/2021	$19,993	$19,445	$24,356
5/31/2021	$20,519	$19,829	$24,467
6/30/2021	$19,930	$19,598	$25,071
7/31/2021	$20,090	$19,719	$25,495
8/31/2021	$20,344	$20,142	$26,222
9/30/2021	$19,786	$19,400	$25,045
10/31/2021	$20,812	$20,433	$26,739
11/30/2021	$20,219	$19,812	$26,332
12/31/2021	$21,761	$21,056	$27,369
1/31/2022	$21,072	$20,157	$25,759
2/28/2022	$21,120	$20,063	$25,110
3/31/2022	$21,266	$20,673	$25,924
4/30/2022	$20,320	$19,444	$23,598
5/31/2022	$20,866	$19,818	$23,566
6/30/2022	$19,099	$17,639	$21,595
7/31/2022	$20,535	$19,157	$23,621
8/31/2022	$19,916	$18,571	$22,739
9/30/2022	$18,217	$16,770	$20,630
10/31/2022	$19,950	$18,354	$22,322
11/30/2022	$21,412	$19,514	$23,487
12/31/2022	$20,781	$18,522	$22,112
1/31/2023	$22,147	$20,019	$23,635
2/28/2023	$21,539	$19,377	$23,083
3/31/2023	$20,954	$18,767	$23,700
4/30/2023	$21,085	$18,769	$23,952
5/31/2023	$20,355	$17,936	$24,046
6/30/2023	$22,077	$19,491	$25,688
7/31/2023	$22,569	$20,340	$26,608
8/31/2023	$21,843	$19,620	$26,095
9/30/2023	$20,837	$18,622	$24,852
10/31/2023	$20,070	$17,700	$24,193
11/30/2023	$21,399	$19,368	$26,449
12/31/2023	$22,781	$20,877	$27,852
1/31/2024	$22,464	$20,504	$28,160
2/29/2024	$23,548	$21,483	$29,685
3/31/2024	$24,865	$22,595	$30,642
4/30/2024	$23,796	$21,412	$29,294
5/31/2024	$24,667	$22,181	$30,678
6/30/2024	$24,291	$21,826	$31,628
7/31/2024	$25,732	$23,145	$32,216
8/31/2024	$26,291	$23,581	$32,917
9/30/2024	$26,514	$24,025	$33,598
10/31/2024	$25,846	$23,724	$33,351
11/30/2024	$27,366	$25,470	$35,570
12/31/2024	$25,528	$23,606	$34,483
1/31/2025	$26,089	$24,436	$35,571
2/28/2025	$25,678	$23,990	$34,890
3/31/2025	$25,032	$23,108	$32,854
4/30/2025	$24,353	$22,535	$32,634
5/31/2025	$25,170	$23,518	$34,703
6/30/2025	$25,806	$24,343	$36,466
7/31/2025	$26,329	$24,780	$37,269
8/31/2025	$27,370	$25,523	$38,131
9/30/2025	$26,959	$25,848	$39,447

Special Mid Cap Value Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class R6	1.68	13.86	10.43
Russell Midcap® Value Index	7.58	13.66	9.96
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$13,661,257,291
# of portfolio holdings	73
Portfolio turnover rate	38%
Total advisory fees paid	$88,022,071

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.3
Financials	15.7
Health care	10.9
Materials	9.5
Information technology	9.3
Utilities	7.3
Energy	7.0
Consumer discretionary	6.7
Real estate	6.6
Consumer staples	4.4
Communication services	0.3

TOP TEN HOLDINGS (% OF NET ASSETS)

American Electric Power Co., Inc.	3.0
Jefferies Financial Group, Inc.	2.9
Teradyne, Inc.	2.9
Labcorp Holdings, Inc.	2.9
Vulcan Materials Co.	2.7
FirstEnergy Corp.	2.5
Jacobs Solutions, Inc.	2.3
Fifth Third Bancorp	2.2
Keurig Dr Pepper, Inc.	2.2
Baker Hughes Co. Class A	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4662 09-25

Annual Shareholder Report

Special Mid Cap Value Fund

September 30, 2025

Institutional Class

WFMIX

This annual shareholder report contains important information about Special Mid Cap Value Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$81	0.80%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

In a volatile year, the Fund underperformed, driven by stock selection. The period saw a fluctuation in investors’ risk appetites as optimism around monetary policy easing and the Republican sweep gave way to fears that a restrictive trade policy and the Federal Reserve’s decision to pause rate cuts could lead to a recession. However, markets rallied off the April 9 announcement that the implementation of tariffs would be delayed.

The Fund made minor changes to sector allocation, with an increase in industrials, while reducing exposure to real estate and financials. A large contributor was AerCap Holdings NV, the world’s largest aircraft and engine leasing business. We believe its acquisition of GECAS should provide AerCap with unrivaled advantages in customer relationships, purchasing power, and market information, leading to outsized cash flow growth over time. The largest detractor was beverage company Keurig Dr Pepper, Inc., on increased leverage from a plan to acquire JDE Peet’s and to split into two after the close. On a longer-term basis, the deal appears substantially accretive.

Total return based on a $10,000 investment

	Institutional Class	Russell Midcap® Value Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,544	$10,610	$10,790
11/30/2015	$10,674	$10,641	$10,850
12/31/2015	$10,225	$10,312	$10,627
1/31/2016	$9,725	$9,742	$10,027
2/29/2016	$9,830	$9,810	$10,024
3/31/2016	$10,569	$10,716	$10,730
4/30/2016	$10,715	$10,946	$10,796
5/31/2016	$10,998	$11,125	$10,990
6/30/2016	$11,069	$11,227	$11,012
7/31/2016	$11,338	$11,702	$11,449
8/31/2016	$11,491	$11,678	$11,478
9/30/2016	$11,573	$11,726	$11,496
10/31/2016	$11,447	$11,442	$11,248
11/30/2016	$12,165	$12,158	$11,751
12/31/2016	$12,432	$12,374	$11,980
1/31/2017	$12,463	$12,582	$12,206
2/28/2017	$12,839	$12,934	$12,660
3/31/2017	$12,684	$12,839	$12,668
4/30/2017	$12,753	$12,864	$12,803
5/31/2017	$12,788	$12,824	$12,934
6/30/2017	$12,905	$13,015	$13,050
7/31/2017	$12,967	$13,187	$13,296
8/31/2017	$12,874	$12,941	$13,322
9/30/2017	$13,281	$13,294	$13,647
10/31/2017	$13,326	$13,401	$13,945
11/30/2017	$13,672	$13,854	$14,368
12/31/2017	$13,820	$14,025	$14,512
1/31/2018	$14,249	$14,347	$15,277
2/28/2018	$13,477	$13,641	$14,714
3/31/2018	$13,448	$13,674	$14,418
4/30/2018	$13,416	$13,742	$14,473
5/31/2018	$13,372	$13,891	$14,882
6/30/2018	$13,509	$14,003	$14,979
7/31/2018	$14,040	$14,384	$15,476
8/31/2018	$14,036	$14,580	$16,020
9/30/2018	$13,924	$14,465	$16,046
10/31/2018	$12,958	$13,423	$14,865
11/30/2018	$13,300	$13,745	$15,162
12/31/2018	$12,009	$12,302	$13,751
1/31/2019	$13,211	$13,568	$14,931
2/28/2019	$13,752	$14,000	$15,457
3/31/2019	$13,933	$14,070	$15,682
4/30/2019	$14,521	$14,534	$16,309
5/31/2019	$13,778	$13,600	$15,253
6/30/2019	$14,680	$14,519	$16,325
7/31/2019	$14,925	$14,639	$16,567
8/31/2019	$14,688	$14,123	$16,229
9/30/2019	$15,062	$14,696	$16,514
10/31/2019	$15,302	$14,775	$16,870
11/30/2019	$15,780	$15,169	$17,511
12/31/2019	$16,275	$15,631	$18,017
1/31/2020	$15,897	$15,327	$17,997
2/29/2020	$14,504	$13,809	$16,523
3/31/2020	$11,109	$10,675	$14,251
4/30/2020	$12,529	$12,100	$16,139
5/31/2020	$13,235	$12,661	$17,002
6/30/2020	$13,281	$12,804	$17,390
7/31/2020	$13,763	$13,408	$18,378
8/31/2020	$14,269	$13,939	$19,709
9/30/2020	$14,018	$13,624	$18,992
10/31/2020	$14,103	$13,750	$18,582
11/30/2020	$15,936	$15,681	$20,842
12/31/2020	$16,809	$16,407	$21,780
1/31/2021	$16,544	$16,369	$21,683
2/28/2021	$17,690	$17,637	$22,361
3/31/2021	$18,685	$18,548	$23,162
4/30/2021	$19,885	$19,445	$24,356
5/31/2021	$20,406	$19,829	$24,467
6/30/2021	$19,815	$19,598	$25,071
7/31/2021	$19,974	$19,719	$25,495
8/31/2021	$20,227	$20,142	$26,222
9/30/2021	$19,668	$19,400	$25,045
10/31/2021	$20,689	$20,433	$26,739
11/30/2021	$20,095	$19,812	$26,332
12/31/2021	$21,622	$21,056	$27,369
1/31/2022	$20,942	$20,157	$25,759
2/28/2022	$20,989	$20,063	$25,110
3/31/2022	$21,130	$20,673	$25,924
4/30/2022	$20,188	$19,444	$23,598
5/31/2022	$20,728	$19,818	$23,566
6/30/2022	$18,973	$17,639	$21,595
7/31/2022	$20,398	$19,157	$23,621
8/31/2022	$19,778	$18,571	$22,739
9/30/2022	$18,092	$16,770	$20,630
10/31/2022	$19,812	$18,354	$22,322
11/30/2022	$21,258	$19,514	$23,487
12/31/2022	$20,631	$18,522	$22,112
1/31/2023	$21,985	$20,019	$23,635
2/28/2023	$21,380	$19,377	$23,083
3/31/2023	$20,799	$18,767	$23,700
4/30/2023	$20,924	$18,769	$23,952
5/31/2023	$20,203	$17,936	$24,046
6/30/2023	$21,906	$19,491	$25,688
7/31/2023	$22,390	$20,340	$26,608
8/31/2023	$21,673	$19,620	$26,095
9/30/2023	$20,668	$18,622	$24,852
10/31/2023	$19,910	$17,700	$24,193
11/30/2023	$21,227	$19,368	$26,449
12/31/2023	$22,593	$20,877	$27,852
1/31/2024	$22,279	$20,504	$28,160
2/29/2024	$23,351	$21,483	$29,685
3/31/2024	$24,654	$22,595	$30,642
4/30/2024	$23,592	$21,412	$29,294
5/31/2024	$24,452	$22,181	$30,678
6/30/2024	$24,083	$21,826	$31,628
7/31/2024	$25,510	$23,145	$32,216
8/31/2024	$26,056	$23,581	$32,917
9/30/2024	$26,277	$24,025	$33,598
10/31/2024	$25,608	$23,724	$33,351
11/30/2024	$27,118	$25,470	$35,570
12/31/2024	$25,294	$23,606	$34,483
1/31/2025	$25,845	$24,436	$35,571
2/28/2025	$25,437	$23,990	$34,890
3/31/2025	$24,796	$23,108	$32,854
4/30/2025	$24,123	$22,535	$32,634
5/31/2025	$24,928	$23,518	$34,703
6/30/2025	$25,553	$24,343	$36,466
7/31/2025	$26,073	$24,780	$37,269
8/31/2025	$27,101	$25,523	$38,131
9/30/2025	$26,693	$25,848	$39,447

Special Mid Cap Value Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	1.58	13.75	10.32
Russell Midcap® Value Index	7.58	13.66	9.96
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY FUND STATISTICS

Total net assets	$13,661,257,291
# of portfolio holdings	73
Portfolio turnover rate	38%
Total advisory fees paid	$88,022,071

What did the Fund invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Industrials	22.3
Financials	15.7
Health care	10.9
Materials	9.5
Information technology	9.3
Utilities	7.3
Energy	7.0
Consumer discretionary	6.7
Real estate	6.6
Consumer staples	4.4
Communication services	0.3

TOP TEN HOLDINGS (% OF NET ASSETS)

American Electric Power Co., Inc.	3.0
Jefferies Financial Group, Inc.	2.9
Teradyne, Inc.	2.9
Labcorp Holdings, Inc.	2.9
Vulcan Materials Co.	2.7
FirstEnergy Corp.	2.5
Jacobs Solutions, Inc.	2.3
Fifth Third Bancorp	2.2
Keurig Dr Pepper, Inc.	2.2
Baker Hughes Co. Class A	2.2

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR3138 09-25

Annual Shareholder Report

Diversified Capital Builder Fund

September 30, 2025

Class A

EKBAX

This annual shareholder report contains important information about Diversified Capital Builder Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$116	1.07%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

U.S. equity markets rallied during the fiscal year, as the economy grew moderately. Cuts to the federal funds rate from 5.00% to 4.25% throughout the fiscal year helped stimulate economic growth. Yields of below-investment-grade bonds declined somewhat, resulting in modest capital appreciation. Our asset allocation is weighted toward equities, focusing on sectors that we believe have long-term growth potential. While inflation may persist, higher inflation rates could allow companies to have greater pricing power and maintain high profit margins.

The Fund outperformed its benchmark, the Diversified Capital Builder Blended Index. Top equity contributors were in information technology, industrials, and utilities, as well as underweights in consumer staples and health care. Top contributors included Broadcom, Inc., NVIDIA Corp., and Amphenol Corp. Underperformers were Adobe, Inc.; Oneok, Inc.; and IDEX Corp. Contributing to bond performance were our overweights in better-quality high yield bonds. Detractors were Spectrum Brands, Inc., ACCO Brands Corp., and Genuine Parts Co.

Total return based on a $10,000 investment

	Class A with Load	Diversified Capital Builder Blended Index	Russell 3000® Index
9/30/2015	$9,421	$10,000	$10,000
10/31/2015	$9,804	$10,676	$10,790
11/30/2015	$9,793	$10,643	$10,850
12/31/2015	$9,757	$10,431	$10,627
1/31/2016	$9,483	$9,969	$10,027
2/29/2016	$9,666	$9,978	$10,024
3/31/2016	$10,347	$10,609	$10,730
4/30/2016	$10,347	$10,758	$10,796
5/31/2016	$10,623	$10,917	$10,990
6/30/2016	$10,862	$10,965	$11,012
7/31/2016	$11,244	$11,347	$11,449
8/31/2016	$11,428	$11,422	$11,478
9/30/2016	$11,574	$11,447	$11,496
10/31/2016	$11,400	$11,288	$11,248
11/30/2016	$11,714	$11,611	$11,751
12/31/2016	$11,914	$11,831	$11,980
1/31/2017	$12,180	$12,050	$12,206
2/28/2017	$12,457	$12,446	$12,660
3/31/2017	$12,492	$12,446	$12,668
4/30/2017	$12,632	$12,580	$12,803
5/31/2017	$12,721	$12,729	$12,934
6/30/2017	$12,652	$12,799	$13,050
7/31/2017	$12,895	$13,026	$13,296
8/31/2017	$12,946	$13,056	$13,322
9/30/2017	$13,150	$13,293	$13,647
10/31/2017	$13,482	$13,535	$13,945
11/30/2017	$13,738	$13,835	$14,368
12/31/2017	$13,631	$13,960	$14,512
1/31/2018	$14,409	$14,557	$15,277
2/28/2018	$13,913	$14,122	$14,714
3/31/2018	$13,698	$13,860	$14,418
4/30/2018	$13,577	$13,918	$14,473
5/31/2018	$13,872	$14,184	$14,882
6/30/2018	$13,801	$14,265	$14,979
7/31/2018	$14,488	$14,674	$15,476
8/31/2018	$14,785	$15,080	$16,020
9/30/2018	$14,691	$15,145	$16,046
10/31/2018	$13,422	$14,279	$14,865
11/30/2018	$13,759	$14,465	$15,162
12/31/2018	$12,874	$13,398	$13,751
1/31/2019	$13,864	$14,394	$14,931
2/28/2019	$14,437	$14,820	$15,457
3/31/2019	$14,599	$15,050	$15,682
4/30/2019	$15,132	$15,559	$16,309
5/31/2019	$14,167	$14,765	$15,253
6/30/2019	$15,254	$15,634	$16,325
7/31/2019	$15,312	$15,836	$16,567
8/31/2019	$15,182	$15,634	$16,229
9/30/2019	$15,514	$15,850	$16,514
10/31/2019	$15,630	$16,111	$16,870
11/30/2019	$15,963	$16,578	$17,511
12/31/2019	$16,410	$17,023	$18,017
1/31/2020	$16,440	$17,037	$17,997
2/29/2020	$15,046	$15,928	$16,523
3/31/2020	$13,353	$13,883	$14,251
4/30/2020	$14,936	$15,390	$16,139
5/31/2020	$15,713	$16,176	$17,002
6/30/2020	$15,643	$16,482	$17,390
7/31/2020	$16,360	$17,403	$18,378
8/31/2020	$17,047	$18,404	$19,709
9/30/2020	$16,641	$17,852	$18,992
10/31/2020	$16,258	$17,550	$18,582
11/30/2020	$17,849	$19,274	$20,842
12/31/2020	$18,488	$19,978	$21,780
1/31/2021	$18,472	$19,870	$21,683
2/28/2021	$18,426	$20,318	$22,361
3/31/2021	$18,907	$20,903	$23,162
4/30/2021	$19,450	$21,804	$24,356
5/31/2021	$19,605	$21,897	$24,467
6/30/2021	$19,823	$22,383	$25,071
7/31/2021	$20,320	$22,752	$25,495
8/31/2021	$20,677	$23,277	$26,222
9/30/2021	$19,666	$22,476	$25,045
10/31/2021	$20,708	$23,637	$26,739
11/30/2021	$20,801	$23,338	$26,332
12/31/2021	$22,126	$24,159	$27,369
1/31/2022	$20,631	$22,972	$25,759
2/28/2022	$20,680	$22,446	$25,110
3/31/2022	$21,031	$22,963	$25,924
4/30/2022	$19,599	$21,218	$23,598
5/31/2022	$20,232	$21,210	$23,566
6/30/2022	$18,511	$19,518	$21,595
7/31/2022	$19,979	$21,176	$23,621
8/31/2022	$18,794	$20,438	$22,739
9/30/2022	$17,217	$18,814	$20,630
10/31/2022	$18,405	$20,082	$22,322
11/30/2022	$19,894	$20,993	$23,487
12/31/2022	$19,160	$20,038	$22,112
1/31/2023	$20,261	$21,240	$23,635
2/28/2023	$19,963	$20,791	$23,083
3/31/2023	$20,103	$21,343	$23,700
4/30/2023	$19,561	$21,593	$23,952
5/31/2023	$19,879	$21,616	$24,046
6/30/2023	$21,357	$22,799	$25,688
7/31/2023	$22,126	$23,468	$26,608
8/31/2023	$21,713	$23,177	$26,095
9/30/2023	$20,689	$22,292	$24,852
10/31/2023	$20,069	$21,819	$24,193
11/30/2023	$21,948	$23,596	$26,449
12/31/2023	$23,405	$24,688	$27,852
1/31/2024	$23,961	$24,946	$28,160
2/29/2024	$25,392	$25,974	$29,685
3/31/2024	$26,302	$26,675	$30,642
4/30/2024	$25,467	$25,756	$29,294
5/31/2024	$26,402	$26,737	$30,678
6/30/2024	$27,309	$27,464	$31,628
7/31/2024	$27,369	$27,897	$32,216
8/31/2024	$27,648	$28,505	$32,917
9/30/2024	$27,941	$29,078	$33,598
10/31/2024	$27,921	$28,884	$33,351
11/30/2024	$29,456	$30,361	$35,570
12/31/2024	$28,507	$29,693	$34,483
1/31/2025	$29,197	$30,505	$35,571
2/28/2025	$28,089	$30,156	$34,890
3/31/2025	$26,521	$28,766	$32,854
4/30/2025	$26,061	$28,638	$32,634
5/31/2025	$28,070	$30,130	$34,703
6/30/2025	$30,492	$31,413	$36,466
7/31/2025	$31,373	$31,967	$37,269
8/31/2025	$31,142	$32,571	$38,131
9/30/2025	$32,639	$33,480	$39,447

Diversified Capital Builder Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	16.81	14.42	13.23
Class A with Load	10.06	13.08	12.56
Diversified Capital Builder Blended IndexFootnote Reference*	15.14	13.40	12.84
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash Pay High Yield Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$1,639,269,797
# of portfolio holdings	99
Portfolio turnover rate	20%
Total advisory fees paid	$9,249,174

What did the Fund invest in?

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Common stocks	84.9
Corporate bonds and notes	14.1
Yankee corporate bonds and notes	1.0

TOP TEN HOLDINGS (% OF NET ASSETS)

Micron Technology, Inc.	5.1
Amphenol Corp. Class A	4.8
Advanced Micro Devices, Inc.	4.0
Leidos Holdings, Inc.	3.2
Broadcom, Inc.	3.2
Teledyne Technologies, Inc.	3.1
Curtiss-Wright Corp.	3.1
Marvell Technology, Inc.	2.9
NVIDIA Corp.	2.8
Cheniere Energy, Inc.	2.8

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4324 09-25

Annual Shareholder Report

Diversified Capital Builder Fund

September 30, 2025

Class C

EKBCX

This annual shareholder report contains important information about Diversified Capital Builder Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$198	1.83%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

U.S. equity markets rallied during the fiscal year, as the economy grew moderately. Cuts to the federal funds rate from 5.00% to 4.25% throughout the fiscal year helped stimulate economic growth. Yields of below-investment-grade bonds declined somewhat, resulting in modest capital appreciation. Our asset allocation is weighted toward equities, focusing on sectors that we believe have long-term growth potential. While inflation may persist, higher inflation rates could allow companies to have greater pricing power and maintain high profit margins.

The Fund outperformed its benchmark, the Diversified Capital Builder Blended Index. Top equity contributors were in information technology, industrials, and utilities, as well as underweights in consumer staples and health care. Top contributors included Broadcom, Inc., NVIDIA Corp., and Amphenol Corp. Underperformers were Adobe, Inc.; Oneok, Inc.; and IDEX Corp. Contributing to bond performance were our overweights in better-quality high yield bonds. Detractors were Spectrum Brands, Inc., ACCO Brands Corp., and Genuine Parts Co.

Total return based on a $10,000 investment

	Class C with Load	Diversified Capital Builder Blended Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,406	$10,676	$10,790
11/30/2015	$10,384	$10,643	$10,850
12/31/2015	$10,339	$10,431	$10,627
1/31/2016	$10,047	$9,969	$10,027
2/29/2016	$10,229	$9,978	$10,024
3/31/2016	$10,943	$10,609	$10,730
4/30/2016	$10,943	$10,758	$10,796
5/31/2016	$11,223	$10,917	$10,990
6/30/2016	$11,478	$10,965	$11,012
7/31/2016	$11,869	$11,347	$11,449
8/31/2016	$12,052	$11,422	$11,478
9/30/2016	$12,196	$11,447	$11,496
10/31/2016	$12,000	$11,288	$11,248
11/30/2016	$12,343	$11,611	$11,751
12/31/2016	$12,546	$11,831	$11,980
1/31/2017	$12,811	$12,050	$12,206
2/28/2017	$13,090	$12,446	$12,660
3/31/2017	$13,109	$12,446	$12,668
4/30/2017	$13,269	$12,580	$12,803
5/31/2017	$13,336	$12,729	$12,934
6/30/2017	$13,254	$12,799	$13,050
7/31/2017	$13,508	$13,026	$13,296
8/31/2017	$13,562	$13,056	$13,322
9/30/2017	$13,763	$13,293	$13,647
10/31/2017	$14,097	$13,535	$13,945
11/30/2017	$14,352	$13,835	$14,368
12/31/2017	$14,232	$13,960	$14,512
1/31/2018	$15,032	$14,557	$15,277
2/28/2018	$14,513	$14,122	$14,714
3/31/2018	$14,280	$13,860	$14,418
4/30/2018	$14,154	$13,918	$14,473
5/31/2018	$14,434	$14,184	$14,882
6/30/2018	$14,359	$14,265	$14,979
7/31/2018	$15,062	$14,674	$15,476
8/31/2018	$15,357	$15,080	$16,020
9/30/2018	$15,260	$15,145	$16,046
10/31/2018	$13,925	$14,279	$14,865
11/30/2018	$14,262	$14,465	$15,162
12/31/2018	$13,340	$13,398	$13,751
1/31/2019	$14,352	$14,394	$14,931
2/28/2019	$14,948	$14,820	$15,457
3/31/2019	$15,103	$15,050	$15,682
4/30/2019	$15,641	$15,559	$16,309
5/31/2019	$14,641	$14,765	$15,253
6/30/2019	$15,755	$15,634	$16,325
7/31/2019	$15,800	$15,836	$16,567
8/31/2019	$15,650	$15,634	$16,229
9/30/2019	$15,994	$15,850	$16,514
10/31/2019	$16,099	$16,111	$16,870
11/30/2019	$16,428	$16,578	$17,511
12/31/2019	$16,885	$17,023	$18,017
1/31/2020	$16,901	$17,037	$17,997
2/29/2020	$15,464	$15,928	$16,523
3/31/2020	$13,707	$13,883	$14,251
4/30/2020	$15,320	$15,390	$16,139
5/31/2020	$16,104	$16,176	$17,002
6/30/2020	$16,034	$16,482	$17,390
7/31/2020	$16,755	$17,403	$18,378
8/31/2020	$17,461	$18,404	$19,709
9/30/2020	$17,025	$17,852	$18,992
10/31/2020	$16,618	$17,550	$18,582
11/30/2020	$18,232	$19,274	$20,842
12/31/2020	$18,871	$19,978	$21,780
1/31/2021	$18,839	$19,870	$21,683
2/28/2021	$18,791	$20,318	$22,361
3/31/2021	$19,267	$20,903	$23,162
4/30/2021	$19,806	$21,804	$24,356
5/31/2021	$19,965	$21,897	$24,467
6/30/2021	$20,171	$22,383	$25,071
7/31/2021	$20,663	$22,752	$25,495
8/31/2021	$21,012	$23,277	$26,222
9/30/2021	$19,963	$22,476	$25,045
10/31/2021	$21,026	$23,637	$26,739
11/30/2021	$21,105	$23,338	$26,332
12/31/2021	$22,426	$24,159	$27,369
1/31/2022	$20,902	$22,972	$25,759
2/28/2022	$20,936	$22,446	$25,110
3/31/2022	$21,277	$22,963	$25,924
4/30/2022	$19,821	$21,218	$23,598
5/31/2022	$20,447	$21,210	$23,566
6/30/2022	$18,693	$19,518	$21,595
7/31/2022	$20,166	$21,176	$23,621
8/31/2022	$18,947	$20,438	$22,739
9/30/2022	$17,344	$18,814	$20,630
10/31/2022	$18,547	$20,082	$22,322
11/30/2022	$20,037	$20,993	$23,487
12/31/2022	$19,288	$20,038	$22,112
1/31/2023	$20,363	$21,240	$23,635
2/28/2023	$20,061	$20,791	$23,083
3/31/2023	$20,190	$21,343	$23,700
4/30/2023	$19,624	$21,593	$23,952
5/31/2023	$19,925	$21,616	$24,046
6/30/2023	$21,417	$22,799	$25,688
7/31/2023	$22,153	$23,468	$26,608
8/31/2023	$21,738	$23,177	$26,095
9/30/2023	$20,701	$22,292	$24,852
10/31/2023	$20,081	$21,819	$24,193
11/30/2023	$21,961	$23,596	$26,449
12/31/2023	$23,419	$24,688	$27,852
1/31/2024	$23,975	$24,946	$28,160
2/29/2024	$25,407	$25,974	$29,685
3/31/2024	$26,318	$26,675	$30,642
4/30/2024	$25,482	$25,756	$29,294
5/31/2024	$26,417	$26,737	$30,678
6/30/2024	$27,325	$27,464	$31,628
7/31/2024	$27,385	$27,897	$32,216
8/31/2024	$27,664	$28,505	$32,917
9/30/2024	$27,958	$29,078	$33,598
10/31/2024	$27,938	$28,884	$33,351
11/30/2024	$29,473	$30,361	$35,570
12/31/2024	$28,524	$29,693	$34,483
1/31/2025	$29,214	$30,505	$35,571
2/28/2025	$28,106	$30,156	$34,890
3/31/2025	$26,537	$28,766	$32,854
4/30/2025	$26,076	$28,638	$32,634
5/31/2025	$28,087	$30,130	$34,703
6/30/2025	$30,510	$31,413	$36,466
7/31/2025	$31,391	$31,967	$37,269
8/31/2025	$31,160	$32,571	$38,131
9/30/2025	$32,658	$33,480	$39,447

Diversified Capital Builder Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	16.03	13.58	12.56
Class C with Load	15.03	13.58	12.56
Diversified Capital Builder Blended IndexFootnote Reference*	15.14	13.40	12.84
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash Pay High Yield Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$1,639,269,797
# of portfolio holdings	99
Portfolio turnover rate	20%
Total advisory fees paid	$9,249,174

What did the Fund invest in?

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Common stocks	84.9
Corporate bonds and notes	14.1
Yankee corporate bonds and notes	1.0

TOP TEN HOLDINGS (% OF NET ASSETS)

Micron Technology, Inc.	5.1
Amphenol Corp. Class A	4.8
Advanced Micro Devices, Inc.	4.0
Leidos Holdings, Inc.	3.2
Broadcom, Inc.	3.2
Teledyne Technologies, Inc.	3.1
Curtiss-Wright Corp.	3.1
Marvell Technology, Inc.	2.9
NVIDIA Corp.	2.8
Cheniere Energy, Inc.	2.8

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4516 09-25

Annual Shareholder Report

Diversified Capital Builder Fund

September 30, 2025

Institutional Class

EKBYX

This annual shareholder report contains important information about Diversified Capital Builder Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$83	0.76%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

U.S. equity markets rallied during the fiscal year, as the economy grew moderately. Cuts to the federal funds rate from 5.00% to 4.25% throughout the fiscal year helped stimulate economic growth. Yields of below-investment-grade bonds declined somewhat, resulting in modest capital appreciation. Our asset allocation is weighted toward equities, focusing on sectors that we believe have long-term growth potential. While inflation may persist, higher inflation rates could allow companies to have greater pricing power and maintain high profit margins.

The Fund outperformed its benchmark, the Diversified Capital Builder Blended Index. Top equity contributors were in information technology, industrials, and utilities, as well as underweights in consumer staples and health care. Top contributors included Broadcom, Inc., NVIDIA Corp., and Amphenol Corp. Underperformers were Adobe, Inc.; Oneok, Inc.; and IDEX Corp. Contributing to bond performance were our overweights in better-quality high yield bonds. Detractors were Spectrum Brands, Inc., ACCO Brands Corp., and Genuine Parts Co.

Total return based on a $10,000 investment

	Institutional Class	Diversified Capital Builder Blended Index	Russell 3000® Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,408	$10,676	$10,790
11/30/2015	$10,397	$10,643	$10,850
12/31/2015	$10,366	$10,431	$10,627
1/31/2016	$10,073	$9,969	$10,027
2/29/2016	$10,281	$9,978	$10,024
3/31/2016	$10,994	$10,609	$10,730
4/30/2016	$11,007	$10,758	$10,796
5/31/2016	$11,302	$10,917	$10,990
6/30/2016	$11,568	$10,965	$11,012
7/31/2016	$11,964	$11,347	$11,449
8/31/2016	$12,174	$11,422	$11,478
9/30/2016	$12,328	$11,447	$11,496
10/31/2016	$12,141	$11,288	$11,248
11/30/2016	$12,490	$11,611	$11,751
12/31/2016	$12,705	$11,831	$11,980
1/31/2017	$12,990	$12,050	$12,206
2/28/2017	$13,288	$12,446	$12,660
3/31/2017	$13,321	$12,446	$12,668
4/30/2017	$13,484	$12,580	$12,803
5/31/2017	$13,580	$12,729	$12,934
6/30/2017	$13,505	$12,799	$13,050
7/31/2017	$13,779	$13,026	$13,296
8/31/2017	$13,834	$13,056	$13,322
9/30/2017	$14,067	$13,293	$13,647
10/31/2017	$14,410	$13,535	$13,945
11/30/2017	$14,699	$13,835	$14,368
12/31/2017	$14,581	$13,960	$14,512
1/31/2018	$15,419	$14,557	$15,277
2/28/2018	$14,899	$14,122	$14,714
3/31/2018	$14,662	$13,860	$14,418
4/30/2018	$14,547	$13,918	$14,473
5/31/2018	$14,865	$14,184	$14,882
6/30/2018	$14,787	$14,265	$14,979
7/31/2018	$15,528	$14,674	$15,476
8/31/2018	$15,848	$15,080	$16,020
9/30/2018	$15,761	$15,145	$16,046
10/31/2018	$14,390	$14,279	$14,865
11/30/2018	$14,755	$14,465	$15,162
12/31/2018	$13,813	$13,398	$13,751
1/31/2019	$14,882	$14,394	$14,931
2/28/2019	$15,502	$14,820	$15,457
3/31/2019	$15,687	$15,050	$15,682
4/30/2019	$16,264	$15,559	$16,309
5/31/2019	$15,220	$14,765	$15,253
6/30/2019	$16,409	$15,634	$16,325
7/31/2019	$16,471	$15,836	$16,567
8/31/2019	$16,331	$15,634	$16,229
9/30/2019	$16,704	$15,850	$16,514
10/31/2019	$16,829	$16,111	$16,870
11/30/2019	$17,190	$16,578	$17,511
12/31/2019	$17,674	$17,023	$18,017
1/31/2020	$17,707	$17,037	$17,997
2/29/2020	$16,228	$15,928	$16,523
3/31/2020	$14,386	$13,883	$14,251
4/30/2020	$16,106	$15,390	$16,139
5/31/2020	$16,949	$16,176	$17,002
6/30/2020	$16,870	$16,482	$17,390
7/31/2020	$17,650	$17,403	$18,378
8/31/2020	$18,413	$18,404	$19,709
9/30/2020	$17,969	$17,852	$18,992
10/31/2020	$17,554	$17,550	$18,582
11/30/2020	$19,267	$19,274	$20,842
12/31/2020	$19,976	$19,978	$21,780
1/31/2021	$19,959	$19,870	$21,683
2/28/2021	$19,925	$20,318	$22,361
3/31/2021	$20,434	$20,903	$23,162
4/30/2021	$21,025	$21,804	$24,356
5/31/2021	$21,211	$21,897	$24,467
6/30/2021	$21,449	$22,383	$25,071
7/31/2021	$21,991	$22,752	$25,495
8/31/2021	$22,397	$23,277	$26,222
9/30/2021	$21,295	$22,476	$25,045
10/31/2021	$22,433	$23,637	$26,739
11/30/2021	$22,552	$23,338	$26,332
12/31/2021	$23,984	$24,159	$27,369
1/31/2022	$22,386	$22,972	$25,759
2/28/2022	$22,423	$22,446	$25,110
3/31/2022	$22,820	$22,963	$25,924
4/30/2022	$21,272	$21,218	$23,598
5/31/2022	$21,964	$21,210	$23,566
6/30/2022	$20,099	$19,518	$21,595
7/31/2022	$21,707	$21,176	$23,621
8/31/2022	$20,410	$20,438	$22,739
9/30/2022	$18,700	$18,814	$20,630
10/31/2022	$20,020	$20,082	$22,322
11/30/2022	$21,633	$20,993	$23,487
12/31/2022	$20,846	$20,038	$22,112
1/31/2023	$22,034	$21,240	$23,635
2/28/2023	$21,727	$20,791	$23,083
3/31/2023	$21,876	$21,343	$23,700
4/30/2023	$21,280	$21,593	$23,952
5/31/2023	$21,650	$21,616	$24,046
6/30/2023	$23,271	$22,799	$25,688
7/31/2023	$24,095	$23,468	$26,608
8/31/2023	$23,662	$23,177	$26,095
9/30/2023	$22,556	$22,292	$24,852
10/31/2023	$21,894	$21,819	$24,193
11/30/2023	$23,941	$23,596	$26,449
12/31/2023	$25,543	$24,688	$27,852
1/31/2024	$26,156	$24,946	$28,160
2/29/2024	$27,710	$25,974	$29,685
3/31/2024	$28,709	$26,675	$30,642
4/30/2024	$27,810	$25,756	$29,294
5/31/2024	$28,840	$26,737	$30,678
6/30/2024	$29,841	$27,464	$31,628
7/31/2024	$29,907	$27,897	$32,216
8/31/2024	$30,214	$28,505	$32,917
9/30/2024	$30,563	$29,078	$33,598
10/31/2024	$30,541	$28,884	$33,351
11/30/2024	$32,236	$30,361	$35,570
12/31/2024	$31,213	$29,693	$34,483
1/31/2025	$31,976	$30,505	$35,571
2/28/2025	$30,774	$30,156	$34,890
3/31/2025	$29,041	$28,766	$32,854
4/30/2025	$28,554	$28,638	$32,634
5/31/2025	$30,777	$30,130	$34,703
6/30/2025	$33,435	$31,413	$36,466
7/31/2025	$34,387	$31,967	$37,269
8/31/2025	$34,155	$32,571	$38,131
9/30/2025	$35,821	$33,480	$39,447

Diversified Capital Builder Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	17.20	14.79	13.61
Diversified Capital Builder Blended IndexFootnote Reference*	15.14	13.40	12.84
Russell 3000® Index	17.41	15.74	14.71

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash Pay High Yield Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$1,639,269,797
# of portfolio holdings	99
Portfolio turnover rate	20%
Total advisory fees paid	$9,249,174

What did the Fund invest in?

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Common stocks	84.9
Corporate bonds and notes	14.1
Yankee corporate bonds and notes	1.0

TOP TEN HOLDINGS (% OF NET ASSETS)

Micron Technology, Inc.	5.1
Amphenol Corp. Class A	4.8
Advanced Micro Devices, Inc.	4.0
Leidos Holdings, Inc.	3.2
Broadcom, Inc.	3.2
Teledyne Technologies, Inc.	3.1
Curtiss-Wright Corp.	3.1
Marvell Technology, Inc.	2.9
NVIDIA Corp.	2.8
Cheniere Energy, Inc.	2.8

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR0747 09-25

Annual Shareholder Report

Diversified Income Builder Fund

September 30, 2025

Class A

EKSAX

This annual shareholder report contains important information about Diversified Income Builder Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class A	$88	0.83%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the past year, equity and fixed income markets benefited from fairly steady economic growth and moderating inflation, along with expectations of Federal Reserve rate cuts. U.S. consumers remained resilient, supported by strong labor markets and solid household balance sheets. Equity gains broadened beyond mega-cap stocks, while fixed income rallied on easing yield expectations. Risks have emerged, including tariffs, immigration restrictions, and slowing job growth. Medium-term economic growth remains promising, but policy sequencing will be key. The Fund maintained an equity overweight throughout the year, which contributed to relative performance. Selection within our global equity strategy was the top contributor to performance for the year, while our tactical duration positioning detracted from relative performance.

Total return based on a $10,000 investment

	Class A with Load	Diversified Income Builder Blended Index	Bloomberg U.S. Universal Bond Index
9/30/2015	$9,422	$10,000	$10,000
10/31/2015	$9,745	$10,409	$10,032
11/30/2015	$9,641	$10,244	$9,995
12/31/2015	$9,572	$10,002	$9,945
1/31/2016	$9,509	$9,749	$10,055
2/29/2016	$9,625	$9,783	$10,127
3/31/2016	$10,003	$10,275	$10,251
4/30/2016	$10,101	$10,595	$10,321
5/31/2016	$10,202	$10,694	$10,329
6/30/2016	$10,320	$10,786	$10,511
7/31/2016	$10,614	$11,094	$10,597
8/31/2016	$10,789	$11,283	$10,609
9/30/2016	$10,873	$11,340	$10,611
10/31/2016	$10,832	$11,311	$10,541
11/30/2016	$10,836	$11,389	$10,304
12/31/2016	$11,014	$11,609	$10,334
1/31/2017	$11,149	$11,784	$10,371
2/28/2017	$11,366	$12,036	$10,451
3/31/2017	$11,344	$12,019	$10,447
4/30/2017	$11,482	$12,153	$10,534
5/31/2017	$11,592	$12,275	$10,615
6/30/2017	$11,568	$12,306	$10,606
7/31/2017	$11,745	$12,473	$10,659
8/31/2017	$11,763	$12,481	$10,751
9/30/2017	$11,869	$12,632	$10,713
10/31/2017	$12,007	$12,740	$10,726
11/30/2017	$12,080	$12,810	$10,710
12/31/2017	$12,051	$12,874	$10,757
1/31/2018	$12,250	$13,174	$10,654
2/28/2018	$11,914	$12,924	$10,553
3/31/2018	$11,835	$12,769	$10,606
4/30/2018	$11,855	$12,839	$10,535
5/31/2018	$11,943	$12,952	$10,592
6/30/2018	$11,930	$13,011	$10,577
7/31/2018	$12,157	$13,263	$10,599
8/31/2018	$12,283	$13,485	$10,651
9/30/2018	$12,252	$13,554	$10,606
10/31/2018	$11,773	$13,074	$10,517
11/30/2018	$11,771	$13,092	$10,564
12/31/2018	$11,418	$12,489	$10,730
1/31/2019	$12,045	$13,228	$10,878
2/28/2019	$12,306	$13,529	$10,889
3/31/2019	$12,455	$13,698	$11,086
4/30/2019	$12,615	$14,016	$11,102
5/31/2019	$12,303	$13,587	$11,272
6/30/2019	$12,753	$14,139	$11,431
7/31/2019	$12,751	$14,262	$11,465
8/31/2019	$12,705	$14,208	$11,725
9/30/2019	$12,805	$14,323	$11,674
10/31/2019	$12,846	$14,452	$11,712
11/30/2019	$12,961	$14,668	$11,709
12/31/2019	$13,261	$15,014	$11,727
1/31/2020	$13,232	$15,020	$11,937
2/29/2020	$12,850	$14,618	$12,116
3/31/2020	$11,358	$13,085	$11,879
4/30/2020	$12,040	$13,769	$12,117
5/31/2020	$12,404	$14,306	$12,230
6/30/2020	$12,539	$14,516	$12,332
7/31/2020	$12,988	$15,157	$12,549
8/31/2020	$13,163	$15,460	$12,477
9/30/2020	$13,009	$15,238	$12,454
10/31/2020	$13,041	$15,178	$12,410
11/30/2020	$13,594	$16,030	$12,572
12/31/2020	$13,864	$16,403	$12,615
1/31/2021	$13,860	$16,398	$12,536
2/28/2021	$13,981	$16,490	$12,374
3/31/2021	$14,067	$16,585	$12,230
4/30/2021	$14,284	$16,895	$12,333
5/31/2021	$14,428	$16,996	$12,380
6/30/2021	$14,513	$17,209	$12,470
7/31/2021	$14,598	$17,306	$12,595
8/31/2021	$14,732	$17,466	$12,587
9/30/2021	$14,515	$17,265	$12,479
10/31/2021	$14,742	$17,467	$12,469
11/30/2021	$14,668	$17,262	$12,484
12/31/2021	$14,967	$17,627	$12,476
1/31/2022	$14,354	$17,063	$12,202
2/28/2022	$14,158	$16,831	$12,036
3/31/2022	$14,016	$16,759	$11,713
4/30/2022	$13,295	$15,961	$11,276
5/31/2022	$13,248	$16,011	$11,338
6/30/2022	$12,481	$14,983	$11,112
7/31/2022	$13,151	$15,842	$11,391
8/31/2022	$12,772	$15,399	$11,095
9/30/2022	$12,067	$14,560	$10,617
10/31/2022	$12,442	$15,003	$10,500
11/30/2022	$12,839	$15,550	$10,892
12/31/2022	$12,600	$15,316	$10,855
1/31/2023	$13,178	$16,018	$11,192
2/28/2023	$12,958	$15,715	$10,917
3/31/2023	$12,997	$16,002	$11,173
4/30/2023	$13,097	$16,166	$11,241
5/31/2023	$13,077	$16,003	$11,124
6/30/2023	$13,423	$16,383	$11,107
7/31/2023	$13,697	$16,671	$11,118
8/31/2023	$13,555	$16,568	$11,051
9/30/2023	$13,268	$16,217	$10,788
10/31/2023	$13,095	$15,936	$10,625
11/30/2023	$13,804	$16,848	$11,104
12/31/2023	$14,283	$17,520	$11,525
1/31/2024	$14,403	$17,540	$11,497
2/29/2024	$14,751	$17,719	$11,360
3/31/2024	$15,037	$18,009	$11,471
4/30/2024	$14,838	$17,683	$11,203
5/31/2024	$15,203	$18,025	$11,389
6/30/2024	$15,378	$18,252	$11,493
7/31/2024	$15,547	$18,603	$11,754
8/31/2024	$15,771	$18,941	$11,927
9/30/2024	$15,878	$19,273	$12,090
10/31/2024	$15,750	$19,028	$11,816
11/30/2024	$16,026	$19,366	$11,940
12/31/2024	$15,924	$19,153	$11,760
1/31/2025	$16,194	$19,488	$11,831
2/28/2025	$16,378	$19,601	$12,075
3/31/2025	$16,135	$19,283	$12,073
4/30/2025	$16,193	$19,339	$12,115
5/31/2025	$16,587	$19,792	$12,054
6/30/2025	$17,052	$20,279	$12,242
7/31/2025	$17,238	$20,387	$12,224
8/31/2025	$17,439	$20,702	$12,371
9/30/2025	$17,865	$21,017	$12,502

Diversified Income Builder Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class A	12.51	6.55	6.61
Class A with Load	6.10	5.30	5.97
Diversified Income Builder Blended IndexFootnote Reference*	9.05	6.64	7.71
Bloomberg U.S. Universal Bond Index	3.40	0.08	2.26

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and 15% of the Bloomberg U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$359,143,426
# of portfolio holdings	445
Portfolio turnover rate	83%
Total advisory fees paid	$986,841

What did the Fund invest in?

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Common stocks	38.8
Corporate bonds and notes	37.3
Yankee corporate bonds and notes	11.0
Foreign corporate bonds and notes	6.7
Municipal obligations	3.3
Loans	2.3
Preferred stocks	0.4
Asset-backed securities	0.2

TOP TEN HOLDINGS (% OF NET ASSETS)

NVIDIA Corp.	1.9
Microsoft Corp.	1.5
Apple, Inc.	1.1
Alphabet, Inc. Class A	1.1
Taiwan Semiconductor Manufacturing Co. Ltd.	1.0
Broadcom, Inc.	0.8
Amazon.com, Inc.	0.8
Walmart, Inc.	0.8
Citigroup, Inc.	0.8
Sompo Holdings, Inc.	0.6

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4304 09-25

Annual Shareholder Report

Diversified Income Builder Fund

September 30, 2025

Class C

EKSCX

This annual shareholder report contains important information about Diversified Income Builder Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class C	$168	1.59%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the past year, equity and fixed income markets benefited from fairly steady economic growth and moderating inflation, along with expectations of Federal Reserve rate cuts. U.S. consumers remained resilient, supported by strong labor markets and solid household balance sheets. Equity gains broadened beyond mega-cap stocks, while fixed income rallied on easing yield expectations. Risks have emerged, including tariffs, immigration restrictions, and slowing job growth. Medium-term economic growth remains promising, but policy sequencing will be key. The Fund maintained an equity overweight throughout the year, which contributed to relative performance. Selection within our global equity strategy was the top contributor to performance for the year, while our tactical duration positioning detracted from relative performance.

Total return based on a $10,000 investment

	Class C with Load	Diversified Income Builder Blended Index	Bloomberg U.S. Universal Bond Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,335	$10,409	$10,032
11/30/2015	$10,218	$10,244	$9,995
12/31/2015	$10,157	$10,002	$9,945
1/31/2016	$10,067	$9,749	$10,055
2/29/2016	$10,183	$9,783	$10,127
3/31/2016	$10,576	$10,275	$10,251
4/30/2016	$10,673	$10,595	$10,321
5/31/2016	$10,773	$10,694	$10,329
6/30/2016	$10,890	$10,786	$10,511
7/31/2016	$11,212	$11,094	$10,597
8/31/2016	$11,389	$11,283	$10,609
9/30/2016	$11,451	$11,340	$10,611
10/31/2016	$11,420	$11,311	$10,541
11/30/2016	$11,418	$11,389	$10,304
12/31/2016	$11,597	$11,609	$10,334
1/31/2017	$11,731	$11,784	$10,371
2/28/2017	$11,933	$12,036	$10,451
3/31/2017	$11,922	$12,019	$10,447
4/30/2017	$12,059	$12,153	$10,534
5/31/2017	$12,147	$12,275	$10,615
6/30/2017	$12,134	$12,306	$10,606
7/31/2017	$12,292	$12,473	$10,659
8/31/2017	$12,303	$12,481	$10,751
9/30/2017	$12,426	$12,632	$10,713
10/31/2017	$12,543	$12,740	$10,726
11/30/2017	$12,631	$12,810	$10,710
12/31/2017	$12,573	$12,874	$10,757
1/31/2018	$12,796	$13,174	$10,654
2/28/2018	$12,419	$12,924	$10,553
3/31/2018	$12,349	$12,769	$10,606
4/30/2018	$12,343	$12,839	$10,535
5/31/2018	$12,426	$12,952	$10,592
6/30/2018	$12,424	$13,011	$10,577
7/31/2018	$12,652	$13,263	$10,599
8/31/2018	$12,754	$13,485	$10,651
9/30/2018	$12,715	$13,554	$10,606
10/31/2018	$12,210	$13,074	$10,517
11/30/2018	$12,219	$13,092	$10,564
12/31/2018	$11,823	$12,489	$10,730
1/31/2019	$12,468	$13,228	$10,878
2/28/2019	$12,728	$13,529	$10,889
3/31/2019	$12,874	$13,698	$11,086
4/30/2019	$13,032	$14,016	$11,102
5/31/2019	$12,702	$13,587	$11,272
6/30/2019	$13,178	$14,139	$11,431
7/31/2019	$13,169	$14,262	$11,465
8/31/2019	$13,112	$14,208	$11,725
9/30/2019	$13,186	$14,323	$11,674
10/31/2019	$13,241	$14,452	$11,712
11/30/2019	$13,351	$14,668	$11,709
12/31/2019	$13,624	$15,014	$11,727
1/31/2020	$13,590	$15,020	$11,937
2/29/2020	$13,191	$14,618	$12,116
3/31/2020	$11,675	$13,085	$11,879
4/30/2020	$12,344	$13,769	$12,117
5/31/2020	$12,709	$14,306	$12,230
6/30/2020	$12,860	$14,516	$12,332
7/31/2020	$13,311	$15,157	$12,549
8/31/2020	$13,467	$15,460	$12,477
9/30/2020	$13,315	$15,238	$12,454
10/31/2020	$13,339	$15,178	$12,410
11/30/2020	$13,872	$16,030	$12,572
12/31/2020	$14,138	$16,403	$12,615
1/31/2021	$14,124	$16,398	$12,536
2/28/2021	$14,261	$16,490	$12,374
3/31/2021	$14,340	$16,585	$12,230
4/30/2021	$14,550	$16,895	$12,333
5/31/2021	$14,665	$16,996	$12,380
6/30/2021	$14,765	$17,209	$12,470
7/31/2021	$14,818	$17,306	$12,595
8/31/2021	$14,968	$17,466	$12,587
9/30/2021	$14,740	$17,265	$12,479
10/31/2021	$14,959	$17,467	$12,469
11/30/2021	$14,852	$17,262	$12,484
12/31/2021	$15,167	$17,627	$12,476
1/31/2022	$14,538	$17,063	$12,202
2/28/2022	$14,310	$16,831	$12,036
3/31/2022	$14,180	$16,759	$11,713
4/30/2022	$13,445	$15,961	$11,276
5/31/2022	$13,388	$16,011	$11,338
6/30/2022	$12,584	$14,983	$11,112
7/31/2022	$13,273	$15,842	$11,391
8/31/2022	$12,883	$15,399	$11,095
9/30/2022	$12,144	$14,560	$10,617
10/31/2022	$12,512	$15,003	$10,500
11/30/2022	$12,902	$15,550	$10,892
12/31/2022	$12,654	$15,316	$10,855
1/31/2023	$13,248	$16,018	$11,192
2/28/2023	$13,021	$15,715	$10,917
3/31/2023	$13,049	$16,002	$11,173
4/30/2023	$13,142	$16,166	$11,241
5/31/2023	$13,090	$16,003	$11,124
6/30/2023	$13,452	$16,383	$11,107
7/31/2023	$13,715	$16,671	$11,118
8/31/2023	$13,565	$16,568	$11,051
9/30/2023	$13,270	$16,217	$10,788
10/31/2023	$13,097	$15,936	$10,625
11/30/2023	$13,806	$16,848	$11,104
12/31/2023	$14,285	$17,520	$11,525
1/31/2024	$14,405	$17,540	$11,497
2/29/2024	$14,754	$17,719	$11,360
3/31/2024	$15,039	$18,009	$11,471
4/30/2024	$14,840	$17,683	$11,203
5/31/2024	$15,206	$18,025	$11,389
6/30/2024	$15,380	$18,252	$11,493
7/31/2024	$15,550	$18,603	$11,754
8/31/2024	$15,773	$18,941	$11,927
9/30/2024	$15,881	$19,273	$12,090
10/31/2024	$15,753	$19,028	$11,816
11/30/2024	$16,029	$19,366	$11,940
12/31/2024	$15,927	$19,153	$11,760
1/31/2025	$16,196	$19,488	$11,831
2/28/2025	$16,380	$19,601	$12,075
3/31/2025	$16,137	$19,283	$12,073
4/30/2025	$16,196	$19,339	$12,115
5/31/2025	$16,589	$19,792	$12,054
6/30/2025	$17,055	$20,279	$12,242
7/31/2025	$17,241	$20,387	$12,224
8/31/2025	$17,442	$20,702	$12,371
9/30/2025	$17,868	$21,017	$12,502

Diversified Income Builder Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class C	11.46	5.72	5.98
Class C with Load	10.46	5.72	5.98
Diversified Income Builder Blended IndexFootnote Reference*	9.05	6.64	7.71
Bloomberg U.S. Universal Bond Index	3.40	0.08	2.26

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and 15% of the Bloomberg U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$359,143,426
# of portfolio holdings	445
Portfolio turnover rate	83%
Total advisory fees paid	$986,841

What did the Fund invest in?

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Common stocks	38.8
Corporate bonds and notes	37.3
Yankee corporate bonds and notes	11.0
Foreign corporate bonds and notes	6.7
Municipal obligations	3.3
Loans	2.3
Preferred stocks	0.4
Asset-backed securities	0.2

TOP TEN HOLDINGS (% OF NET ASSETS)

NVIDIA Corp.	1.9
Microsoft Corp.	1.5
Apple, Inc.	1.1
Alphabet, Inc. Class A	1.1
Taiwan Semiconductor Manufacturing Co. Ltd.	1.0
Broadcom, Inc.	0.8
Amazon.com, Inc.	0.8
Walmart, Inc.	0.8
Citigroup, Inc.	0.8
Sompo Holdings, Inc.	0.6

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR0424 09-25

Annual Shareholder Report

Diversified Income Builder Fund

September 30, 2025

Class R6

EKSRX

This annual shareholder report contains important information about Diversified Income Builder Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Class R6	$45	0.42%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the past year, equity and fixed income markets benefited from fairly steady economic growth and moderating inflation, along with expectations of Federal Reserve rate cuts. U.S. consumers remained resilient, supported by strong labor markets and solid household balance sheets. Equity gains broadened beyond mega-cap stocks, while fixed income rallied on easing yield expectations. Risks have emerged, including tariffs, immigration restrictions, and slowing job growth. Medium-term economic growth remains promising, but policy sequencing will be key. The Fund maintained an equity overweight throughout the year, which contributed to relative performance. Selection within our global equity strategy was the top contributor to performance for the year, while our tactical duration positioning detracted from relative performance.

Total return based on a $10,000 investment

	Class R6	Diversified Income Builder Blended Index	Bloomberg U.S. Universal Bond Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,334	$10,409	$10,032
11/30/2015	$10,242	$10,244	$9,995
12/31/2015	$10,188	$10,002	$9,945
1/31/2016	$10,104	$9,749	$10,055
2/29/2016	$10,232	$9,783	$10,127
3/31/2016	$10,627	$10,275	$10,251
4/30/2016	$10,754	$10,595	$10,321
5/31/2016	$10,867	$10,694	$10,329
6/30/2016	$10,979	$10,786	$10,511
7/31/2016	$11,321	$11,094	$10,597
8/31/2016	$11,495	$11,283	$10,609
9/30/2016	$11,588	$11,340	$10,611
10/31/2016	$11,547	$11,311	$10,541
11/30/2016	$11,554	$11,389	$10,304
12/31/2016	$11,750	$11,609	$10,334
1/31/2017	$11,900	$11,784	$10,371
2/28/2017	$12,139	$12,036	$10,451
3/31/2017	$12,119	$12,019	$10,447
4/30/2017	$12,271	$12,153	$10,534
5/31/2017	$12,374	$12,275	$10,615
6/30/2017	$12,371	$12,306	$10,606
7/31/2017	$12,546	$12,473	$10,659
8/31/2017	$12,569	$12,481	$10,751
9/30/2017	$12,688	$12,632	$10,713
10/31/2017	$12,842	$12,740	$10,726
11/30/2017	$12,924	$12,810	$10,710
12/31/2017	$12,895	$12,874	$10,757
1/31/2018	$13,114	$13,174	$10,654
2/28/2018	$12,771	$12,924	$10,553
3/31/2018	$12,688	$12,769	$10,606
4/30/2018	$12,693	$12,839	$10,535
5/31/2018	$12,792	$12,952	$10,592
6/30/2018	$12,803	$13,011	$10,577
7/31/2018	$13,034	$13,263	$10,599
8/31/2018	$13,157	$13,485	$10,651
9/30/2018	$13,127	$13,554	$10,606
10/31/2018	$12,627	$13,074	$10,517
11/30/2018	$12,629	$13,092	$10,564
12/31/2018	$12,248	$12,489	$10,730
1/31/2019	$12,940	$13,228	$10,878
2/28/2019	$13,209	$13,529	$10,889
3/31/2019	$13,378	$13,698	$11,086
4/30/2019	$13,559	$14,016	$11,102
5/31/2019	$13,220	$13,587	$11,272
6/30/2019	$13,720	$14,139	$11,431
7/31/2019	$13,723	$14,262	$11,465
8/31/2019	$13,678	$14,208	$11,725
9/30/2019	$13,793	$14,323	$11,674
10/31/2019	$13,842	$14,452	$11,712
11/30/2019	$13,996	$14,668	$11,709
12/31/2019	$14,286	$15,014	$11,727
1/31/2020	$14,258	$15,020	$11,937
2/29/2020	$13,863	$14,618	$12,116
3/31/2020	$12,265	$13,085	$11,879
4/30/2020	$13,029	$13,769	$12,117
5/31/2020	$13,412	$14,306	$12,230
6/30/2020	$13,566	$14,516	$12,332
7/31/2020	$14,071	$15,157	$12,549
8/31/2020	$14,264	$15,460	$12,477
9/30/2020	$14,103	$15,238	$12,454
10/31/2020	$14,120	$15,178	$12,410
11/30/2020	$14,714	$16,030	$12,572
12/31/2020	$15,019	$16,403	$12,615
1/31/2021	$15,020	$16,398	$12,536
2/28/2021	$15,160	$16,490	$12,374
3/31/2021	$15,286	$16,585	$12,230
4/30/2021	$15,509	$16,895	$12,333
5/31/2021	$15,649	$16,996	$12,380
6/30/2021	$15,775	$17,209	$12,470
7/31/2021	$15,850	$17,306	$12,595
8/31/2021	$16,031	$17,466	$12,587
9/30/2021	$15,794	$17,265	$12,479
10/31/2021	$16,053	$17,467	$12,469
11/30/2021	$15,951	$17,262	$12,484
12/31/2021	$16,292	$17,627	$12,476
1/31/2022	$15,637	$17,063	$12,202
2/28/2022	$15,424	$16,831	$12,036
3/31/2022	$15,270	$16,759	$11,713
4/30/2022	$14,494	$15,961	$11,276
5/31/2022	$14,448	$16,011	$11,338
6/30/2022	$13,620	$14,983	$11,112
7/31/2022	$14,349	$15,842	$11,391
8/31/2022	$13,955	$15,399	$11,095
9/30/2022	$13,171	$14,560	$10,617
10/31/2022	$13,595	$15,003	$10,500
11/30/2022	$14,019	$15,550	$10,892
12/31/2022	$13,783	$15,316	$10,855
1/31/2023	$14,412	$16,018	$11,192
2/28/2023	$14,169	$15,715	$10,917
3/31/2023	$14,218	$16,002	$11,173
4/30/2023	$14,336	$16,166	$11,241
5/31/2023	$14,319	$16,003	$11,124
6/30/2023	$14,714	$16,383	$11,107
7/31/2023	$15,000	$16,671	$11,118
8/31/2023	$14,846	$16,568	$11,051
9/30/2023	$14,556	$16,217	$10,788
10/31/2023	$14,366	$15,936	$10,625
11/30/2023	$15,144	$16,848	$11,104
12/31/2023	$15,689	$17,520	$11,525
1/31/2024	$15,832	$17,540	$11,497
2/29/2024	$16,203	$17,719	$11,360
3/31/2024	$16,532	$18,009	$11,471
4/30/2024	$16,312	$17,683	$11,203
5/31/2024	$16,733	$18,025	$11,389
6/30/2024	$16,907	$18,252	$11,493
7/31/2024	$17,105	$18,603	$11,754
8/31/2024	$17,365	$18,941	$11,927
9/30/2024	$17,493	$19,273	$12,090
10/31/2024	$17,355	$19,028	$11,816
11/30/2024	$17,674	$19,366	$11,940
12/31/2024	$17,565	$19,153	$11,760
1/31/2025	$17,848	$19,488	$11,831
2/28/2025	$18,063	$19,601	$12,075
3/31/2025	$17,823	$19,283	$12,073
4/30/2025	$17,895	$19,339	$12,115
5/31/2025	$18,289	$19,792	$12,054
6/30/2025	$18,856	$20,279	$12,242
7/31/2025	$19,045	$20,387	$12,224
8/31/2025	$19,282	$20,702	$12,371
9/30/2025	$19,744	$21,017	$12,502

Diversified Income Builder Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Class R6Footnote Reference*	12.86	6.96	7.04
Diversified Income Builder Blended IndexFootnote Reference†	9.05	6.64	7.71
Bloomberg U.S. Universal Bond Index	3.40	0.08	2.26

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Historical performance shown for the Class R6 shares prior to their inception on July 31, 2018 reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
Footnote†	Source: Allspring Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and 15% of the Bloomberg U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$359,143,426
# of portfolio holdings	445
Portfolio turnover rate	83%
Total advisory fees paid	$986,841

What did the Fund invest in?

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Common stocks	38.8
Corporate bonds and notes	37.3
Yankee corporate bonds and notes	11.0
Foreign corporate bonds and notes	6.7
Municipal obligations	3.3
Loans	2.3
Preferred stocks	0.4
Asset-backed securities	0.2

TOP TEN HOLDINGS (% OF NET ASSETS)

NVIDIA Corp.	1.9
Microsoft Corp.	1.5
Apple, Inc.	1.1
Alphabet, Inc. Class A	1.1
Taiwan Semiconductor Manufacturing Co. Ltd.	1.0
Broadcom, Inc.	0.8
Amazon.com, Inc.	0.8
Walmart, Inc.	0.8
Citigroup, Inc.	0.8
Sompo Holdings, Inc.	0.6

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4806 09-25

Annual Shareholder Report

Diversified Income Builder Fund

September 30, 2025

Institutional Class

EKSYX

This annual shareholder report contains important information about Diversified Income Builder Fund for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at allspringglobal.com. You can also request this information by contacting us at 1-800-222-8222.

What were the Fund costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Institutional Class	$55	0.52%

The manager has contractually committed to waive fees and/or reimburse certain expenses to the extent necessary to cap the Fund's total annual fund operating expense ratio at a specific amount. Without this cap, the costs shown above may have been higher. Please see the prospectus for the amount and the expiration date of the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

How did the Fund perform last year and what affected its performance?

Over the past year, equity and fixed income markets benefited from fairly steady economic growth and moderating inflation, along with expectations of Federal Reserve rate cuts. U.S. consumers remained resilient, supported by strong labor markets and solid household balance sheets. Equity gains broadened beyond mega-cap stocks, while fixed income rallied on easing yield expectations. Risks have emerged, including tariffs, immigration restrictions, and slowing job growth. Medium-term economic growth remains promising, but policy sequencing will be key. The Fund maintained an equity overweight throughout the year, which contributed to relative performance. Selection within our global equity strategy was the top contributor to performance for the year, while our tactical duration positioning detracted from relative performance.

Total return based on a $10,000 investment

	Institutional Class	Diversified Income Builder Blended Index	Bloomberg U.S. Universal Bond Index
9/30/2015	$10,000	$10,000	$10,000
10/31/2015	$10,334	$10,409	$10,032
11/30/2015	$10,242	$10,244	$9,995
12/31/2015	$10,188	$10,002	$9,945
1/31/2016	$10,104	$9,749	$10,055
2/29/2016	$10,232	$9,783	$10,127
3/31/2016	$10,627	$10,275	$10,251
4/30/2016	$10,754	$10,595	$10,321
5/31/2016	$10,867	$10,694	$10,329
6/30/2016	$10,979	$10,786	$10,511
7/31/2016	$11,321	$11,094	$10,597
8/31/2016	$11,495	$11,283	$10,609
9/30/2016	$11,588	$11,340	$10,611
10/31/2016	$11,547	$11,311	$10,541
11/30/2016	$11,554	$11,389	$10,304
12/31/2016	$11,750	$11,609	$10,334
1/31/2017	$11,900	$11,784	$10,371
2/28/2017	$12,139	$12,036	$10,451
3/31/2017	$12,119	$12,019	$10,447
4/30/2017	$12,271	$12,153	$10,534
5/31/2017	$12,374	$12,275	$10,615
6/30/2017	$12,371	$12,306	$10,606
7/31/2017	$12,546	$12,473	$10,659
8/31/2017	$12,569	$12,481	$10,751
9/30/2017	$12,688	$12,632	$10,713
10/31/2017	$12,842	$12,740	$10,726
11/30/2017	$12,924	$12,810	$10,710
12/31/2017	$12,895	$12,874	$10,757
1/31/2018	$13,114	$13,174	$10,654
2/28/2018	$12,771	$12,924	$10,553
3/31/2018	$12,688	$12,769	$10,606
4/30/2018	$12,693	$12,839	$10,535
5/31/2018	$12,792	$12,952	$10,592
6/30/2018	$12,803	$13,011	$10,577
7/31/2018	$13,034	$13,263	$10,599
8/31/2018	$13,156	$13,485	$10,651
9/30/2018	$13,147	$13,554	$10,606
10/31/2018	$12,646	$13,074	$10,517
11/30/2018	$12,647	$13,092	$10,564
12/31/2018	$12,242	$12,489	$10,730
1/31/2019	$12,934	$13,228	$10,878
2/28/2019	$13,201	$13,529	$10,889
3/31/2019	$13,392	$13,698	$11,086
4/30/2019	$13,549	$14,016	$11,102
5/31/2019	$13,232	$13,587	$11,272
6/30/2019	$13,731	$14,139	$11,431
7/31/2019	$13,733	$14,262	$11,465
8/31/2019	$13,686	$14,208	$11,725
9/30/2019	$13,778	$14,323	$11,674
10/31/2019	$13,850	$14,452	$11,712
11/30/2019	$13,956	$14,668	$11,709
12/31/2019	$14,271	$15,014	$11,727
1/31/2020	$14,241	$15,020	$11,937
2/29/2020	$13,846	$14,618	$12,116
3/31/2020	$12,249	$13,085	$11,879
4/30/2020	$12,983	$13,769	$12,117
5/31/2020	$13,365	$14,306	$12,230
6/30/2020	$13,542	$14,516	$12,332
7/31/2020	$14,020	$15,157	$12,549
8/31/2020	$14,213	$15,460	$12,477
9/30/2020	$14,050	$15,238	$12,454
10/31/2020	$14,091	$15,178	$12,410
11/30/2020	$14,682	$16,030	$12,572
12/31/2020	$14,986	$16,403	$12,615
1/31/2021	$14,986	$16,398	$12,536
2/28/2021	$15,124	$16,490	$12,374
3/31/2021	$15,224	$16,585	$12,230
4/30/2021	$15,470	$16,895	$12,333
5/31/2021	$15,608	$16,996	$12,380
6/30/2021	$15,732	$17,209	$12,470
7/31/2021	$15,806	$17,306	$12,595
8/31/2021	$15,960	$17,466	$12,587
9/30/2021	$15,748	$17,265	$12,479
10/31/2021	$15,980	$17,467	$12,469
11/30/2021	$15,877	$17,262	$12,484
12/31/2021	$16,240	$17,627	$12,476
1/31/2022	$15,586	$17,063	$12,202
2/28/2022	$15,347	$16,831	$12,036
3/31/2022	$15,218	$16,759	$11,713
4/30/2022	$14,444	$15,961	$11,276
5/31/2022	$14,397	$16,011	$11,338
6/30/2022	$13,544	$14,983	$11,112
7/31/2022	$14,270	$15,842	$11,391
8/31/2022	$13,903	$15,399	$11,095
9/30/2022	$13,120	$14,560	$10,617
10/31/2022	$13,515	$15,003	$10,500
11/30/2022	$13,963	$15,550	$10,892
12/31/2022	$13,700	$15,316	$10,855
1/31/2023	$14,352	$16,018	$11,192
2/28/2023	$14,109	$15,715	$10,917
3/31/2023	$14,157	$16,002	$11,173
4/30/2023	$14,273	$16,166	$11,241
5/31/2023	$14,228	$16,003	$11,124
6/30/2023	$14,620	$16,383	$11,107
7/31/2023	$14,931	$16,671	$11,118
8/31/2023	$14,776	$16,568	$11,051
9/30/2023	$14,486	$16,217	$10,788
10/31/2023	$14,268	$15,936	$10,625
11/30/2023	$15,041	$16,848	$11,104
12/31/2023	$15,583	$17,520	$11,525
1/31/2024	$15,723	$17,540	$11,497
2/29/2024	$16,091	$17,719	$11,360
3/31/2024	$16,417	$18,009	$11,471
4/30/2024	$16,197	$17,683	$11,203
5/31/2024	$16,614	$18,025	$11,389
6/30/2024	$16,815	$18,252	$11,493
7/31/2024	$17,010	$18,603	$11,754
8/31/2024	$17,238	$18,941	$11,927
9/30/2024	$17,364	$19,273	$12,090
10/31/2024	$17,225	$19,028	$11,816
11/30/2024	$17,541	$19,366	$11,940
12/31/2024	$17,431	$19,153	$11,760
1/31/2025	$17,711	$19,488	$11,831
2/28/2025	$17,953	$19,601	$12,075
3/31/2025	$17,683	$19,283	$12,073
4/30/2025	$17,753	$19,339	$12,115
5/31/2025	$18,174	$19,792	$12,054
6/30/2025	$18,705	$20,279	$12,242
7/31/2025	$18,922	$20,387	$12,224
8/31/2025	$19,155	$20,702	$12,371
9/30/2025	$19,581	$21,017	$12,502

Diversified Income Builder Fund

Annual Shareholder Report | September 30, 2025

AVERAGE ANNUAL TOTAL RETURNS (%)

AATR	1 Year	5 Years	10 Years
Institutional Class	12.77	6.86	6.95
Diversified Income Builder Blended IndexFootnote Reference*	9.05	6.64	7.71
Bloomberg U.S. Universal Bond Index	3.40	0.08	2.26

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and 15% of the Bloomberg U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.

KEY FUND STATISTICS

Total net assets	$359,143,426
# of portfolio holdings	445
Portfolio turnover rate	83%
Total advisory fees paid	$986,841

What did the Fund invest in?

PORTFOLIO COMPOSITION (% OF LONG-TERM INVESTMENTS)

Common stocks	38.8
Corporate bonds and notes	37.3
Yankee corporate bonds and notes	11.0
Foreign corporate bonds and notes	6.7
Municipal obligations	3.3
Loans	2.3
Preferred stocks	0.4
Asset-backed securities	0.2

TOP TEN HOLDINGS (% OF NET ASSETS)

NVIDIA Corp.	1.9
Microsoft Corp.	1.5
Apple, Inc.	1.1
Alphabet, Inc. Class A	1.1
Taiwan Semiconductor Manufacturing Co. Ltd.	1.0
Broadcom, Inc.	0.8
Amazon.com, Inc.	0.8
Walmart, Inc.	0.8
Citigroup, Inc.	0.8
Sompo Holdings, Inc.	0.6

For more information

You can find additional information on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

AR4700 09-25

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Jane A. Freeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Freeman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the registrant by the registrant’s principal accountant. These fees were billed to the registrant and were approved by the registrant’s audit committee.

	Fiscal year ended September 30, 2025	Fiscal year ended September 30, 2024
Audit fees	$433,160	$456,980
Audit-related fees(1)	—	3,700
Tax fees (2)	25,140	56,390
All other fees	—	—

	$458,300	$517,070

(1)	Merger of Allspring C&B Mid Cap Value Fund into Allspring Special Mid Cap Value Fund on February 23, 2024.
(2)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) (1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e) (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements filed under Item 7(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are included as part of the Financial Statements filed under Item 7(a) of this Form.

Allspring Diversified Income Builder Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Diversified Income Builder Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.17%
Frontier Issuer LLC Series 2024-1 Class C144A	11.16%	6-20-2054	$196,350	$220,317
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37	4-20-2055	380,000	390,960
Total asset-backed securities (Cost $578,355)				611,277

	Shares
Common stocks: 37.27%
Communication services: 2.73%
Diversified telecommunication services: 0.62%
Orange SA	138,338	2,242,962
Interactive media & services: 1.72%
Alphabet, Inc. Class A	15,930	3,872,583
Meta Platforms, Inc. Class A	3,118	2,289,797
		6,162,380
Media: 0.39%
Publicis Groupe SA	14,511	1,391,554
Consumer discretionary: 2.90%
Automobiles: 0.46%
Tesla, Inc.†	3,700	1,645,464
Broadline retail: 0.82%
Amazon.com, Inc.†	13,424	2,947,508
Hotels, restaurants & leisure: 0.90%
Booking Holdings, Inc.	268	1,447,004
Brightstar Lottery PLC	103,750	1,789,688
		3,236,692
Household durables: 0.72%
Haier Smart Home Co. Ltd. Class H	277,600	903,936
Panasonic Holdings Corp.	155,800	1,696,169
		2,600,105
Consumer staples: 1.71%
Beverages: 0.52%
Coca-Cola HBC AG	39,286	1,851,364
Consumer staples distribution & retail: 1.19%
Dollar General Corp.	13,441	1,389,127
Walmart, Inc.	28,097	2,895,677
		4,284,804
Energy: 1.64%
Independent power and renewable electricity producers: 0.47%
Enviva, Inc.†	103,033	1,700,045
The accompanying notes are an integral part of these financial statements.
2 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Oil, gas & consumable fuels: 1.17%
APA Corp.	45,071	$1,094,324
Cheniere Energy, Inc.	5,191	1,219,781
Enbridge, Inc.	37,632	1,898,500
		4,212,605
Financials: 8.15%
Banks: 3.90%
Banco Bilbao Vizcaya Argentaria SA	93,984	1,802,988
Barclays PLC	300,935	1,536,345
China Construction Bank Corp. Class H	1,558,000	1,497,548
Citigroup, Inc.	27,025	2,743,037
Citizens Financial Group, Inc.	31,409	1,669,702
DBS Group Holdings Ltd.	36,500	1,447,324
ING Groep NV	57,573	1,492,129
UniCredit SpA	23,950	1,812,801
		14,001,874
Capital markets: 1.79%
3i Group PLC	35,186	1,934,982
Artisan Partners Asset Management, Inc. Class A	25,488	1,106,179
Nomura Holdings, Inc.	185,800	1,363,802
Plus500 Ltd.	28,427	1,231,053
Virtu Financial, Inc. Class A	21,907	777,698
		6,413,714
Insurance: 2.46%
Aviva PLC	173,132	1,596,852
BB Seguridade Participacoes SA	281,341	1,758,166
Ping An Insurance Group Co. of China Ltd. Class H	182,500	1,244,113
Power Corp. of Canada	44,396	1,921,051
Sompo Holdings, Inc.	75,100	2,323,309
		8,843,491
Health care: 2.68%
Biotechnology: 1.01%
AbbVie, Inc.	8,067	1,867,833
Gilead Sciences, Inc.	15,854	1,759,794
		3,627,627
Pharmaceuticals: 1.67%
Bristol-Myers Squibb Co.	26,026	1,173,773
Eli Lilly & Co.	1,656	1,263,528
Merck & Co., Inc.	24,253	2,035,554
Pfizer, Inc.	59,630	1,519,373
		5,992,228
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 3

Portfolio of investments—September 30, 2025

	Shares	Value
Industrials: 2.78%
Building products: 0.76%
Johnson Controls International PLC	16,375	$1,800,431
Owens Corning	6,524	922,885
		2,723,316
Construction & engineering: 0.44%
Vinci SA	11,430	1,582,818
Electrical equipment: 0.38%
GE Vernova, Inc.	2,252	1,384,755
Ground transportation: 0.40%
Union Pacific Corp.	6,114	1,445,166
Industrial conglomerates: 0.37%
Siemens AG	4,935	1,327,971
Professional services: 0.43%
Booz Allen Hamilton Holding Corp. Class A	15,383	1,537,531
Information technology: 10.96%
Communications equipment: 0.54%
Arista Networks, Inc.†	13,248	1,930,366
Electronic equipment, instruments & components: 1.08%
TD SYNNEX Corp.	12,132	1,986,615
TE Connectivity PLC	8,658	1,900,691
		3,887,306
IT services: 0.46%
International Business Machines Corp.	5,854	1,651,765
Semiconductors & semiconductor equipment: 4.20%
Broadcom, Inc.	9,129	3,011,748
KLA Corp.	1,739	1,875,685
NVIDIA Corp.	36,224	6,758,674
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	12,251	3,421,582
		15,067,689
Software: 2.03%
Microsoft Corp.	10,283	5,326,080
SAP SE	7,329	1,960,992
		7,287,072
Technology hardware, storage & peripherals: 2.65%
Apple, Inc.	16,091	4,097,251
Dell Technologies, Inc. Class C	13,285	1,883,415
Samsung Electronics Co. Ltd.	33,761	2,018,850
Seagate Technology Holdings PLC	6,467	1,526,600
		9,526,116
The accompanying notes are an integral part of these financial statements.
4 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Materials: 0.36%
Metals & mining: 0.36%
Alrosa PJSC (Acquired 5-6-2021, cost $65,232)♦†˃	42,660	$0
Fortescue Ltd.	105,211	1,300,466
		1,300,466
Real estate: 1.43%
Health care REITs: 0.47%
Omega Healthcare Investors, Inc.	40,189	1,696,780
Retail REITs: 0.41%
Simon Property Group, Inc.	7,841	1,471,520
Specialized REITs: 0.55%
VICI Properties, Inc. Class A	60,079	1,959,176
Utilities: 1.93%
Electric utilities: 0.79%
Edison International	24,482	1,353,365
Enel SpA	156,387	1,480,968
		2,834,333
Gas utilities: 0.59%
UGI Corp.	63,885	2,124,815
Multi-utilities: 0.55%
Engie SA	91,508	1,961,227
Investment Companies: 0.00%
Resolute Topco, Inc.‡†	5,151	15,453
Total common stocks (Cost $94,936,291)		133,870,058

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 35.88%
Basic materials: 0.73%
Chemicals: 0.56%
Celanese U.S. Holdings LLC	6.50%	4-15-2030	$705,000	709,610
Chemours Co.144A	8.00	1-15-2033	660,000	656,479
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	650,000	637,282
				2,003,371
Iron/steel: 0.17%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	625,000	631,228
Communications: 4.83%
Advertising: 0.60%
Clear Channel Outdoor Holdings, Inc.144A	7.13	2-15-2031	980,000	1,012,979
Clear Channel Outdoor Holdings, Inc.144A	7.50	3-15-2033	60,000	62,734
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 5

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Advertising(continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63%	3-15-2030	$225,000	$216,246
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	800,000	843,954
				2,135,913
Internet: 0.53%
Arches Buyer, Inc.144A	4.25	6-1-2028	250,000	244,985
Arches Buyer, Inc.144A	6.13	12-1-2028	450,000	441,129
Cablevision Lightpath LLC144A	5.63	9-15-2028	425,000	418,062
Match Group Holdings II LLC144A	5.63	2-15-2029	360,000	358,999
Match Group Holdings II LLC144A	6.13	9-15-2033	440,000	443,866
				1,907,041
Media: 2.34%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	925,000	799,721
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	1,700,000	1,605,505
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	565,000	514,187
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.38	6-1-2029	400,000	397,333
CSC Holdings LLC144A	3.38	2-15-2031	570,000	367,619
CSC Holdings LLC144A	5.50	4-15-2027	760,000	721,337
CSC Holdings LLC144A	5.75	1-15-2030	335,000	127,561
CSC Holdings LLC144A	11.25	5-15-2028	455,000	421,220
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc.144A	5.88	8-15-2027	135,000	134,849
DISH DBS Corp.144A	5.75	12-1-2028	210,000	201,314
DISH Network Corp.144A	11.75	11-15-2027	1,220,000	1,291,074
Gray Media, Inc.144A	9.63	7-15-2032	475,000	485,278
Paramount Global (U.S. SOFR 3 Month+3.90%)±	6.25	2-28-2057	575,000	566,766
Sirius XM Radio LLC144A	4.13	7-1-2030	835,000	783,154
				8,416,918
Telecommunications: 1.36%
CommScope LLC144A	8.25	3-1-2027	620,000	626,776
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	1,711,256	1,764,219
Level 3 Financing, Inc.144A	3.63	1-15-2029	525,000	454,362
Level 3 Financing, Inc.144A	3.88	10-15-2030	350,000	305,583
Level 3 Financing, Inc.144A	6.88	6-30-2033	515,000	524,878
Lumen Technologies, Inc.144A	10.00	10-15-2032	562,375	568,931
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25	10-1-2031	600,000	621,526
				4,866,275
Consumer, cyclical: 6.03%
Airlines: 0.13%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50	4-20-2026	81,250	81,286
JetBlue Airways Corp./JetBlue Loyalty LP144A	9.88	9-20-2031	390,000	395,566
				476,852
Apparel: 0.14%
Beach Acquisition Bidco LLC (PIK at 10.75%)144A¥	10.00	7-15-2033	460,000	496,185
The accompanying notes are an integral part of these financial statements.
6 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Auto manufacturers: 0.04%
Nissan Motor Acceptance Co. LLC144A	7.05%	9-15-2028	$140,000	$145,766
Auto parts & equipment: 0.55%
Adient Global Holdings Ltd.144A	7.50	2-15-2033	460,000	476,314
Adient Global Holdings Ltd.144A	8.25	4-15-2031	115,000	120,610
American Axle & Manufacturing, Inc.	5.00	10-1-2029	415,000	394,366
American Axle & Manufacturing, Inc.144A%%	7.75	10-15-2033	290,000	292,261
ZF North America Capital, Inc.144A	6.88	4-23-2032	390,000	373,389
ZF North America Capital, Inc.144A	7.50	3-24-2031	310,000	307,889
				1,964,829
Distribution/wholesale: 0.04%
RB Global Holdings, Inc.144A	7.75	3-15-2031	140,000	146,426
Entertainment: 1.03%
Churchill Downs, Inc.144A	6.75	5-1-2031	525,000	538,049
Cinemark USA, Inc.144A	7.00	8-1-2032	1,325,000	1,377,143
Six Flags Entertainment Corp.144A	7.25	5-15-2031	160,000	160,063
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co.144A	6.63	5-1-2032	675,000	687,699
WarnerMedia Holdings, Inc.	5.05	3-15-2042	575,000	459,034
WarnerMedia Holdings, Inc. Series WI	4.05	3-15-2029	505,000	487,325
				3,709,313
Home builders: 0.56%
Ashton Woods USA LLC/Ashton Woods Finance Co.144A	6.88	8-1-2033	545,000	549,674
Century Communities, Inc.144A	6.63	9-15-2033	400,000	403,504
K Hovnanian Enterprises, Inc.144A	8.38	10-1-2033	170,000	174,293
LGI Homes, Inc.144A	8.75	12-15-2028	570,000	598,397
Tri Pointe Homes, Inc.	5.70	6-15-2028	270,000	275,456
				2,001,324
Home furnishings: 0.13%
Whirlpool Corp.	6.13	6-15-2030	470,000	473,681
Housewares: 0.29%
Newell Brands, Inc.	6.38	5-15-2030	460,000	455,766
Newell Brands, Inc.144A	8.50	6-1-2028	575,000	608,198
				1,063,964
Leisure time: 0.82%
NCL Corp. Ltd.144A	6.25	9-15-2033	555,000	557,873
NCL Corp. Ltd.144A	6.75	2-1-2032	280,000	287,961
NCL Corp. Ltd.144A	7.75	2-15-2029	330,000	351,352
Sabre Global, Inc.144A	10.75	11-15-2029	880,000	850,431
Sabre Global, Inc.144A	11.13	7-15-2030	130,000	125,899
Viking Cruises Ltd.144A	5.88	9-15-2027	170,000	170,065
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 7

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Leisure time(continued)
Viking Cruises Ltd.144A%%	5.88%	10-15-2033	$190,000	$190,133
Viking Cruises Ltd.144A	7.00	2-15-2029	400,000	402,021
				2,935,735
Lodging: 0.29%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	525,000	542,304
Hilton Domestic Operating Co., Inc.144A	6.13	4-1-2032	480,000	493,455
				1,035,759
Retail: 2.01%
Advance Auto Parts, Inc.144A	7.38	8-1-2033	490,000	505,312
Carvana Co.144A	9.00	6-1-2030	1,090,000	1,140,376
FirstCash, Inc.144A	4.63	9-1-2028	405,000	397,084
FirstCash, Inc.144A	6.88	3-1-2032	785,000	811,382
Group 1 Automotive, Inc.144A	6.38	1-15-2030	430,000	439,905
Lithia Motors, Inc.144A	4.38	1-15-2031	505,000	479,557
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	460,000	460,444
PetSmart LLC/PetSmart Finance Corp.144A	7.50	9-15-2032	395,000	395,587
PetSmart LLC/PetSmart Finance Corp.144A	10.00	9-15-2033	455,000	459,167
QXO Building Products, Inc.144A	6.75	4-30-2032	535,000	553,937
Saks Global Enterprises LLC144A	11.00	12-15-2029	540,000	247,500
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	370,000	384,656
SGUS LLC144A	11.00	12-15-2029	232,363	219,043
Sonic Automotive, Inc.144A	4.63	11-15-2029	260,000	252,508
Sonic Automotive, Inc.144A	4.88	11-15-2031	495,000	473,325
				7,219,783
Consumer, non-cyclical: 6.19%
Commercial services: 2.34%
ADT Security Corp.144A%%	5.88	10-15-2033	275,000	275,000
Allied Universal Holdco LLC144A	7.88	2-15-2031	520,000	545,218
Block, Inc.	6.50	5-15-2032	700,000	724,504
CoreCivic, Inc.	8.25	4-15-2029	1,230,000	1,299,442
GEO Group, Inc.	8.63	4-15-2029	725,000	767,579
GEO Group, Inc.	10.25	4-15-2031	725,000	797,731
Grand Canyon University	5.13	10-1-2028	1,000,000	983,383
Herc Holdings, Inc.144A	7.00	6-15-2030	700,000	727,108
Hertz Corp.144A	12.63	7-15-2029	150,000	159,022
Service Corp. International	5.75	10-15-2032	660,000	668,631
Sotheby’s/BidFair Holdings, Inc.144A	5.88	6-1-2029	975,000	888,402
Veritiv Operating Co.144A	10.50	11-30-2030	510,000	547,346
				8,383,366
Food: 0.54%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC144A	5.88	2-15-2028	450,000	449,900
B&G Foods, Inc.144A	8.00	9-15-2028	785,000	760,596
The accompanying notes are an integral part of these financial statements.
8 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Food(continued)
Lamb Weston Holdings, Inc.144A	4.38%	1-31-2032	$500,000	$472,561
Performance Food Group, Inc.144A	6.13	9-15-2032	260,000	266,321
				1,949,378
Healthcare-services: 2.81%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	355,000	321,149
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	475,000	461,054
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	475,000	503,071
Concentra Health Services, Inc.144A	6.88	7-15-2032	525,000	545,150
DaVita, Inc.144A	6.88	9-1-2032	1,385,000	1,430,755
Eastern Maine Healthcare Systems	5.02	7-1-2036	1,000,000	948,285
IQVIA, Inc.144A	6.25	6-1-2032	225,000	231,332
Molina Healthcare, Inc.144A	6.25	1-15-2033	365,000	369,055
MPH Acquisition Holdings LLC144A	5.75	12-31-2030	235,163	205,355
MPH Acquisition Holdings LLC (PIK at 0.75%)144A¥	6.75	3-31-2031	398,481	323,766
MPH Acquisition Holdings LLC (PIK at 5.00%)144A¥	11.50	12-31-2030	294,877	308,503
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	390,000	387,355
Radiology Partners, Inc.144A	8.50	7-15-2032	555,000	574,334
Star Parent, Inc.144A	9.00	10-1-2030	875,000	925,044
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	430,000	441,716
Tenet Healthcare Corp.	6.75	5-15-2031	1,125,000	1,164,689
Toledo Hospital	6.02	11-15-2048	1,000,000	950,000
				10,090,613
Household products/wares: 0.09%
Central Garden & Pet Co.	4.13	10-15-2030	325,000	308,704
Pharmaceuticals: 0.41%
AdaptHealth LLC144A	5.13	3-1-2030	605,000	576,942
Endo Finance Holdings, Inc.144A	8.50	4-15-2031	840,000	901,210
				1,478,152
Energy: 4.49%
Energy-alternate sources: 0.20%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	2,460,000	0
TerraForm Power Operating LLC144A	5.00	1-31-2028	710,000	704,876
				704,876
Oil & gas: 1.13%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	375,000	391,086
California Resources Corp.144A%%	7.00	1-15-2034	240,000	238,348
California Resources Corp.144A	8.25	6-15-2029	735,000	766,491
Caturus Energy LLC144A	8.50	2-15-2030	145,000	150,970
Civitas Resources, Inc.144A	9.63	6-15-2033	450,000	475,293
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	525,000	505,607
Kraken Oil & Gas Partners LLC144A	7.63	8-15-2029	200,000	198,236
Murphy Oil Corp.	6.00	10-1-2032	305,000	300,920
Nabors Industries Ltd.144A	7.50	1-15-2028	285,000	284,794
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 9

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Oil & gas(continued)
Nabors Industries, Inc.144A	8.88%	8-15-2031	$275,000	$256,110
Nabors Industries, Inc.144A	9.13	1-31-2030	470,000	488,800
				4,056,655
Oil & gas services: 0.63%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	565,000	579,567
Bristow Group, Inc.144A	6.88	3-1-2028	1,000,000	1,005,510
Oceaneering International, Inc.	6.00	2-1-2028	300,000	303,710
SESI LLC144A%%	7.88	9-30-2030	260,000	259,870
USA Compression Partners LP/USA Compression Finance Corp.144A	6.25	10-1-2033	115,000	115,440
				2,264,097
Pipelines: 2.53%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	5.75	10-15-2033	330,000	328,537
Buckeye Partners LP	5.85	11-15-2043	425,000	396,382
Buckeye Partners LP144A	6.88	7-1-2029	260,000	269,457
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	150,000	148,606
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	955,000	1,036,366
Excelerate Energy LP144A	8.00	5-15-2030	595,000	633,359
Harvest Midstream I LP144A	7.50	9-1-2028	730,000	737,855
Hess Midstream Operations LP144A	5.50	10-15-2030	225,000	226,627
Hess Midstream Operations LP144A	6.50	6-1-2029	145,000	149,543
Kinetik Holdings LP144A	5.88	6-15-2030	600,000	603,489
Prairie Acquiror LP144A	9.00	8-1-2029	500,000	520,552
Rockies Express Pipeline LLC144A	6.75	3-15-2033	240,000	250,516
Rockies Express Pipeline LLC144A	6.88	4-15-2040	855,000	879,969
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	800,000	790,023
Venture Global LNG, Inc.144A	8.38	6-1-2031	750,000	787,478
Venture Global LNG, Inc.144A	9.88	2-1-2032	355,000	386,497
Venture Global Plaquemines LNG LLC144A	7.50	5-1-2033	870,000	961,359
				9,106,615
Financial: 5.73%
Banks: 0.17%
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	630,000	624,180
Diversified financial services: 2.32%
Azorra Finance Ltd.144A	7.25	1-15-2031	390,000	406,104
Encore Capital Group, Inc.144A	9.25	4-1-2029	575,000	606,717
EZCORP, Inc.144A	7.38	4-1-2032	390,000	415,538
Jane Street Group/JSG Finance, Inc.144A	6.13	11-1-2032	275,000	278,729
Jane Street Group/JSG Finance, Inc.144A	6.75	5-1-2033	270,000	280,431
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	655,000	687,024
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	5.00	8-15-2028	485,000	468,600
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	6.63	10-15-2031	425,000	427,830
Jefferson Capital Holdings LLC144A	8.25	5-15-2030	230,000	240,540
The accompanying notes are an integral part of these financial statements.
10 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Diversified financial services(continued)
Jefferson Capital Holdings LLC144A	9.50%	2-15-2029	$425,000	$447,618
Nationstar Mortgage Holdings, Inc.144A	6.50	8-1-2029	100,000	102,589
Nationstar Mortgage Holdings, Inc.144A	7.13	2-1-2032	610,000	636,720
Navient Corp.	11.50	3-15-2031	705,000	795,229
OneMain Finance Corp.	7.88	3-15-2030	710,000	751,290
PRA Group, Inc.144A	5.00	10-1-2029	410,000	380,759
Rocket Cos., Inc.144A	6.13	8-1-2030	270,000	277,106
United Wholesale Mortgage LLC144A	5.50	4-15-2029	900,000	887,629
United Wholesale Mortgage LLC144A	6.25	3-15-2031	240,000	238,857
				8,329,310
Insurance: 0.78%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer144A	7.38	10-1-2032	1,150,000	1,184,997
AmWINS Group, Inc.144A	6.38	2-15-2029	315,000	321,405
HUB International Ltd.144A	5.63	12-1-2029	365,000	364,633
HUB International Ltd.144A	7.25	6-15-2030	125,000	130,363
HUB International Ltd.144A	7.38	1-31-2032	755,000	786,211
				2,787,609
REITs: 2.46%
Blackstone Mortgage Trust, Inc.144A	7.75	12-1-2029	465,000	490,609
Brandywine Operating Partnership LP%%	6.13	1-15-2031	280,000	279,370
Brandywine Operating Partnership LP	8.88	4-12-2029	1,175,000	1,275,298
Iron Mountain, Inc.144A	4.50	2-15-2031	335,000	319,766
Iron Mountain, Inc.144A	5.25	7-15-2030	1,345,000	1,330,160
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	725,000	760,079
MPT Operating Partnership LP/MPT Finance Corp.144A	8.50	2-15-2032	540,000	573,784
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	5.88	10-1-2028	395,000	394,256
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	7.00	2-1-2030	400,000	412,358
RHP Hotel Properties LP/RHP Finance Corp.144A	6.50	6-15-2033	400,000	411,956
Service Properties Trust144A¤	0.00	9-30-2027	10,000	8,815
Service Properties Trust	8.38	6-15-2029	295,000	299,534
Service Properties Trust144A	8.63	11-15-2031	1,175,000	1,251,015
Starwood Property Trust, Inc.144A	6.50	7-1-2030	675,000	698,182
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	135,000	122,230
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	8.63	6-15-2032	225,000	214,954
				8,842,366
Industrial: 3.69%
Aerospace/defense: 0.69%
Spirit AeroSystems, Inc.144A	9.75	11-15-2030	775,000	852,341
TransDigm, Inc.144A	6.63	3-1-2032	1,595,000	1,642,124
				2,494,465
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 11

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Building materials: 0.86%
Builders FirstSource, Inc.144A	6.38%	3-1-2034	$455,000	$468,698
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	515,000	498,265
CP Atlas Buyer, Inc.144A	9.75	7-15-2030	400,000	418,920
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	725,000	745,263
Quikrete Holdings, Inc.144A	6.38	3-1-2032	185,000	191,631
Quikrete Holdings, Inc.144A	6.75	3-1-2033	405,000	421,076
Standard Building Solutions, Inc.144A	6.25	8-1-2033	335,000	339,484
				3,083,337
Electrical components & equipment: 0.51%
Energizer Holdings, Inc.144A	4.38	3-31-2029	910,000	872,745
Energizer Holdings, Inc.144A	6.00	9-15-2033	220,000	215,165
WESCO Distribution, Inc.144A	6.63	3-15-2032	725,000	753,435
				1,841,345
Electronics: 0.02%
Sensata Technologies, Inc.144A	6.63	7-15-2032	80,000	82,782
Environmental control: 0.11%
Clean Harbors, Inc.144A	6.38	2-1-2031	380,000	389,133
Machinery-diversified: 0.29%
Chart Industries, Inc.144A	7.50	1-1-2030	230,000	239,369
Chart Industries, Inc.144A	9.50	1-1-2031	455,000	487,467
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	335,000	333,816
				1,060,652
Packaging & containers: 0.55%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	730,000	729,824
Clydesdale Acquisition Holdings, Inc.144A	6.88	1-15-2030	245,000	251,323
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	445,000	457,123
Sealed Air Corp./Sealed Air Corp. U.S.144A	7.25	2-15-2031	500,000	524,659
				1,962,929
Transportation: 0.17%
Genesee & Wyoming, Inc.144A	6.25	4-15-2032	585,000	594,443
Trucking & leasing: 0.49%
FTAI Aviation Investors LLC144A	5.50	5-1-2028	560,000	560,089
FTAI Aviation Investors LLC144A	7.00	5-1-2031	825,000	862,998
FTAI Aviation Investors LLC144A	7.00	6-15-2032	310,000	324,422
				1,747,509
Technology: 1.99%
Computers: 0.26%
Diebold Nixdorf, Inc.144A	7.75	3-31-2030	595,000	627,644
Insight Enterprises, Inc.144A	6.63	5-15-2032	295,000	302,464
				930,108
The accompanying notes are an integral part of these financial statements.
12 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
Office/business equipment: 0.14%
Zebra Technologies Corp.144A	6.50%	6-1-2032		$490,000	$503,267
Semiconductors: 0.07%
Entegris, Inc.144A	5.95	6-15-2030		265,000	268,718
Software: 1.52%
AthenaHealth Group, Inc.144A	6.50	2-15-2030		650,000	644,682
Cloud Software Group, Inc.144A	8.25	6-30-2032		1,025,000	1,087,272
Cloud Software Group, Inc.144A	9.00	9-30-2029		1,495,000	1,550,624
Ellucian Holdings, Inc.144A	6.50	12-1-2029		605,000	614,630
Rocket Software, Inc.144A	6.50	2-15-2029		165,000	160,684
Rocket Software, Inc.144A	9.00	11-28-2028		650,000	670,034
SS&C Technologies, Inc.144A	6.50	6-1-2032		700,000	723,686
					5,451,612
Utilities: 2.20%
Electric: 2.20%
AES Corp. (5 Year Treasury Constant Maturity+2.89%)±	6.95	7-15-2055		600,000	588,825
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055		495,000	512,749
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053		420,000	429,242
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63	12-15-2054		730,000	765,338
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028		925,000	901,531
PG&E Corp.	5.25	7-1-2030		750,000	739,609
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055		870,000	893,794
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052		410,000	398,919
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026		445,000	451,795
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029		625,000	686,652
Vistra Operations Co. LLC144A	7.75	10-15-2031		620,000	656,079
XPLR Infrastructure Operating Partners LP144A	7.25	1-15-2029		860,000	882,982
					7,907,515
Total corporate bonds and notes (Cost $125,965,999)					128,874,099
Foreign corporate bonds and notes: 6.42%
Consumer, cyclical: 0.20%
Auto manufacturers: 0.20%
RCI Banque SA (EURIBOR ICE Swap Rate 11:00am+3.84%)ʊ±	6.13	9-24-2030	EUR	600,000	704,078
Financial: 6.22%
Banks: 4.91%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.90%)ʊ±	4.75	9-22-2027	EUR	1,300,000	1,533,134
AIB Group PLC (EURIBOR ICE Swap Rate 11:00am+4.39%)ʊ±	7.13	10-30-2029	EUR	1,000,000	1,258,747
Bankinter SA (EURIBOR ICE Swap Rate 11:00am+3.86%)ʊ±	6.00	6-30-2030	EUR	1,000,000	1,207,297
Barclays PLC (ICE Swap Rate GBP SONIA 11:00 5 Year+4.69%)ʊ±	8.38	9-15-2031	GBP	600,000	849,406
BAWAG Group AG (EURIBOR ICE Swap Rate 11:00am+5.05%)ʊ±	7.25	9-18-2029	EUR	800,000	1,001,184
CaixaBank SA (EURIBOR ICE Swap Rate 11:00am+5.14%)ʊ±	8.25	3-13-2029	EUR	800,000	1,054,754
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 13

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
Banks(continued)
Credit Agricole SA (EURIBOR ICE Swap Rate 11:00am+4.44%)ʊ±	7.25%	9-23-2028	EUR	1,300,000	$1,643,050
Deutsche Bank AG (EURIBOR ICE Swap Rate 11:00am+5.11%)ʊ±	7.38	10-30-2031	EUR	600,000	759,207
Intesa Sanpaolo SpA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+5.85%)ʊ±	5.50	3-1-2028	EUR	1,200,000	1,456,186
Investec PLC (UK Gilts 5 Year+6.57%)ʊ±	10.50	8-28-2029	GBP	500,000	750,541
KBC Group NV (EURIBOR ICE Swap Rate 11:00am+3.99%)ʊ±	6.25	9-17-2031	EUR	1,000,000	1,226,136
Lloyds Banking Group PLC (UK Gilts 5 Year+5.88%)ʊ±	8.50	9-27-2027	GBP	1,000,000	1,411,270
NatWest Group PLC (UK Gilts 5 Year+3.29%)ʊ±	7.50	2-28-2032	GBP	1,000,000	1,368,430
Unicaja Banco SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+5.02%)ʊ±	4.88	11-18-2026	EUR	600,000	708,444
UniCredit SpA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+4.61%)ʊ±	4.45	12-3-2027	EUR	1,200,000	1,414,433
					17,642,219
Insurance: 0.77%
Achmea BV (EURIBOR ICE Swap Rate 11:00am+3.74%)ʊ±	6.13	1-28-2035	EUR	250,000	305,691
ASR Nederland NV (EURIBOR ICE Swap Rate 11:00am+4.03%)ʊ±	6.63	12-27-2031	EUR	900,000	1,139,434
Aviva PLC (UK Gilts 5 Year+4.65%)ʊ±	6.88	12-15-2031	GBP	750,000	1,023,299
Chesnara PLC (UK Gilts 5 Year+4.43%)ʊ±	8.50	8-1-2030	GBP	200,000	275,133
					2,743,557
Savings & loans: 0.54%
Coventry Building Society (UK Gilts 5 Year+4.73%)ʊ±	8.75	6-11-2029	GBP	400,000	572,545
Nationwide Building Society (UK Gilts 5 Year+3.85%)ʊ±	7.50	12-20-2030	GBP	1,000,000	1,378,764
					1,951,309
Total foreign corporate bonds and notes (Cost $20,469,578)					23,041,163
Loans: 2.22%
Communications: 1.03%
Media: 0.45%
CSC Holdings LLC (U.S. SOFR 1 Month+4.50%)±	8.65	1-18-2028		$609,839	605,528
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%)±	9.82	8-2-2029		611,044	611,490
EW Scripps Co. (U.S. SOFR 1 Month+5.75%)±	10.01	6-30-2028		250,982	252,604
Hubbard Radio LLC (U.S. SOFR 1 Month+4.50%)‡±	8.66	9-30-2027		284,401	154,287
					1,623,909
Telecommunications: 0.58%
CommScope, Inc. (U.S. SOFR 1 Month+4.75%)±	8.91	12-17-2029		1,160,000	1,173,050
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%)±	8.66	9-27-2029		398,987	393,501
Lumen Technologies, Inc. (U.S. SOFR 1 Month+2.35%)±	6.63	4-15-2030		527,306	523,425
					2,089,976
Consumer, cyclical: 0.16%
Airlines: 0.06%
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	8.04	4-1-2031		202,950	204,050
Housewares: 0.10%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	9.91	10-30-2029		375,293	375,293
The accompanying notes are an integral part of these financial statements.
14 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Consumer, non-cyclical: 0.39%
Commercial services: 0.11%
Hertz Corp. (U.S. SOFR 3 Month+3.50%)±	8.07%	6-30-2028	$432,172	$387,208
Healthcare-products: 0.08%
Bausch & Lomb Corp. (U.S. SOFR 1 Month+4.25%)±	8.41	1-15-2031	299,250	299,002
Healthcare-services: 0.20%
Modivcare, Inc. (U.S. SOFR 1 Month+7.00%)‡±	11.14	2-22-2026	92,194	89,428
Modivcare, Inc. (U.S. SOFR 3 Month+8.75%)±	12.75	7-1-2031	1,064,622	479,080
Modivcare, Inc. (U.S. SOFR 3 Month+9.50%)±	13.78	1-12-2026	183,553	78,010
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%)±	8.06	12-31-2030	49,906	49,694
				696,212
Energy: 0.08%
Pipelines: 0.08%
Prairie Acquiror LP (U.S. SOFR 1 Month+3.75%)±	7.91	8-1-2029	265,969	267,187
Financial: 0.25%
Insurance: 0.25%
Asurion LLC (U.S. SOFR 1 Month+4.25%)±	8.41	9-19-2030	272,180	270,253
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	9.53	1-31-2028	659,029	640,906
				911,159
Industrial: 0.16%
Aerospace/defense: 0.04%
Spirit AeroSystems, Inc. (U.S. SOFR 3 Month+4.50%)±	8.81	1-15-2027	139,282	139,673
Packaging & containers: 0.12%
Owens-Illinois Group, Inc. (U.S. SOFR 1 Month+3.00%)±	7.16	9-30-2032	420,000	418,950
Technology: 0.15%
Computers: 0.10%
McAfee Corp. (U.S. SOFR 1 Month+3.00%)±	7.22	3-1-2029	377,150	359,590
Software: 0.05%
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%)±	7.91	11-28-2028	182,233	182,512
Total loans (Cost $8,724,813)				7,954,721
Municipal obligations: 3.13%
California: 0.44%
Education revenue: 0.23%
California PFA EEC, Inc. Series B144A	5.00	6-15-2031	860,000	830,767
Tobacco revenue: 0.21%
Golden State Tobacco Securitization Corp. Series A-1	4.21	6-1-2050	1,000,000	741,097
				1,571,864
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 15

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Colorado: 0.12%
Health revenue: 0.12%
Denver Health & Hospital Authority Series B	5.15%	12-1-2026	$445,000	$445,277
Florida: 0.35%
Education revenue: 0.07%
Florida Higher Educational Facilities Financing Authority Jacksonville University Series A-2144A	5.43	6-1-2027	255,000	256,429
Water & sewer revenue: 0.28%
Charlotte County IDA MSKP Town & Country Utility LLC Series B144A	5.00	10-1-2036	1,105,000	1,017,083
				1,273,512
Georgia: 0.06%
Health revenue: 0.06%
Development Authority of Cobb County Presbyterian Village Austell, Inc. Series B144A	5.75	12-1-2028	200,000	198,802
Guam: 0.16%
Airport revenue: 0.16%
Antonio B Won Pat International Airport Authority Series A	4.46	10-1-2043	675,000	579,163
Illinois: 0.35%
GO revenue: 0.35%
Chicago Board of Education Series E	6.04	12-1-2029	1,255,000	1,238,139
Indiana: 0.13%
Health revenue: 0.13%
County of Knox Good Samaritan Hospital Obligated Group Series B	5.90	4-1-2034	480,000	480,215
Iowa: 0.33%
Housing revenue: 0.33%
City of Coralville Series C	5.00	5-1-2030	1,200,000	1,200,586
Louisiana: 0.14%
Health revenue: 0.14%
Louisiana Local Government Environmental Facilities & CDA Glen Retirement System Obligated Group Series B	5.75	1-1-2029	525,000	517,489
New Jersey: 0.27%
Education revenue: 0.27%
New Jersey Educational Facilities Authority Georgian Court University A New Jersey Non Profit Corp. Series H	4.25	7-1-2028	1,000,000	967,449
New York: 0.06%
Health revenue: 0.03%
Jefferson County Civic Facility Development Corp. Samaritan Medical Center Obligated Group Series B	4.25	11-1-2028	115,000	112,483
The accompanying notes are an integral part of these financial statements.
16 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Utilities revenue: 0.03%
New York State Energy Research & Development Authority Series A	4.81%	4-1-2034	$105,000	$104,610
				217,093
Oklahoma: 0.14%
Health revenue: 0.14%
Oklahoma Development Finance Authority OU Medicine Obligated Group Series C	5.45	8-15-2028	500,000	493,202
Texas: 0.46%
Industrial development revenue: 0.46%
Port of Beaumont IDA Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series B144A	4.10	1-1-2028	700,000	628,132
Port of Beaumont Navigation District Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series B144A	10.00	7-1-2026	1,000,000	1,004,561
				1,632,693
Wisconsin: 0.12%
Education revenue: 0.12%
PFA Burrell College of Osteopathic Medicine LLC144A	5.13	6-1-2028	430,000	423,777
Total municipal obligations (Cost $11,804,561)				11,239,261

	Dividend rate	Shares
Preferred stocks: 0.43%
Energy: 0.43%
Oil, gas & consumable fuels: 0.43%
Petroleo Brasileiro SA - Petrobras	0.04	262,332	1,550,653
Total preferred stocks (Cost $1,813,903)			1,550,653

	Interest rate		Principal
Yankee corporate bonds and notes: 10.58%
Basic materials: 0.03%
Chemicals: 0.03%
Braskem Netherlands Finance BV144A	8.50	1-12-2031	$235,000	91,650
Communications: 1.75%
Internet: 0.38%
Rakuten Group, Inc.144A	9.75	4-15-2029	870,000	978,284
Rakuten Group, Inc. (5 Year Treasury Constant Maturity+4.25%)144Aʊ±	8.13	12-15-2029	375,000	389,811
				1,368,095
Media: 0.48%
Virgin Media Finance PLC144A	5.00	7-15-2030	340,000	315,795
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 17

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Media(continued)
Virgin Media Secured Finance PLC144A	4.50%	8-15-2030	$850,000	$801,415
VZ Secured Financing BV144A	5.00	1-15-2032	695,000	628,779
				1,745,989
Telecommunications: 0.89%
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13	4-15-2055	1,200,000	1,272,196
Telecom Italia Capital SA	7.20	7-18-2036	440,000	474,880
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%)±	6.63	10-15-2055	655,000	674,329
Zegona Finance PLC144A	8.63	7-15-2029	719,000	765,375
				3,186,780
Consumer, cyclical: 1.11%
Airlines: 0.36%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	350,000	365,037
Latam Airlines Group SA144A	7.63	1-7-2031	365,000	377,934
Latam Airlines Group SA144A	7.88	4-15-2030	540,000	561,843
				1,304,814
Auto manufacturers: 0.16%
Nissan Motor Co. Ltd.144A	8.13	7-17-2035	525,000	563,585
Entertainment: 0.22%
Banijay Entertainment SASU144A	8.13	5-1-2029	755,000	784,127
Leisure time: 0.37%
Carnival Corp.144A	5.75	8-1-2032	235,000	239,155
Carnival Corp.144A	6.00	5-1-2029	375,000	380,597
Carnival Corp.144A	6.13	2-15-2033	700,000	717,525
				1,337,277
Consumer, non-cyclical: 1.23%
Cosmetics/Personal Care: 0.34%
Opal Bidco SAS144A	6.50	3-31-2032	625,000	640,466
Perrigo Finance Unlimited Co.	6.13	9-30-2032	555,000	558,721
				1,199,187
Food: 0.13%
Froneri Lux Finco Sarl144A	6.00	8-1-2032	470,000	470,564
Healthcare-products: 0.18%
Bausch & Lomb Corp.144A	8.38	10-1-2028	630,000	656,578
Pharmaceuticals: 0.58%
1261229 BC Ltd.144A	10.00	4-15-2032	1,135,000	1,163,434
Bausch Health Cos., Inc.144A	11.00	9-30-2028	215,000	223,604
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	600,000	686,021
				2,073,059
The accompanying notes are an integral part of these financial statements.
18 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Energy: 0.40%
Oil & gas: 0.29%
Baytex Energy Corp.144A	8.50%	4-30-2030	$295,000	$303,131
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	516,341	511,673
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	236,000	244,487
				1,059,291
Pipelines: 0.11%
Northriver Midstream Finance LP144A	6.75	7-15-2032	380,000	388,587
Financial: 4.88%
Banks: 4.35%
Banco Bilbao Vizcaya Argentaria SA (5 Year Treasury Constant Maturity+5.10%)ʊ±	9.38	3-19-2029	900,000	1,004,197
Banco del Estado de Chile (5 Year Treasury Constant Maturity+3.23%)144Aʊ±	7.95	5-2-2029	450,000	480,065
Banco Santander SA (5 Year Treasury Constant Maturity+5.31%)ʊ±	9.63	11-21-2028	800,000	894,654
Barclays PLC (USD SOFR ICE Swap Rate 11:00am NY 5 Year+5.78%)ʊ±	9.63	12-15-2029	1,400,000	1,589,367
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	330,000	355,410
BNP Paribas SA (5 Year Treasury Constant Maturity+4.35%)ʊ±	8.50	8-14-2028	1,400,000	1,495,693
HSBC Holdings PLC (5 Year Treasury Constant Maturity+3.65%)ʊ±	4.60	12-17-2030	1,500,000	1,417,337
ING Groep NV (5 Year Treasury Constant Maturity+3.51%)ʊ±	4.88	5-16-2029	1,000,000	962,662
Nordea Bank Abp (5 Year Treasury Constant Maturity+2.72%)ʊ±	6.75	11-10-2033	2,000,000	2,028,988
Societe Generale SA (5 Year Treasury Constant Maturity+5.39%)ʊ±	9.38	11-22-2027	1,200,000	1,286,723
Standard Chartered PLC (5 Year Treasury Constant Maturity+3.81%)ʊ±	4.75	1-14-2031	1,000,000	938,823
Svenska Handelsbanken AB (5 Year Treasury Constant Maturity+4.05%)ʊ±	4.75	3-1-2031	1,000,000	951,155
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	395,000	388,921
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)ʊ±	4.88	2-12-2027	1,600,000	1,575,377
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+4.16%)144Aʊ±	7.75	4-12-2031	245,000	264,406
				15,633,778
Diversified financial services: 0.53%
GGAM Finance Ltd.144A	5.88	3-15-2030	725,000	734,060
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	735,000	759,356
goeasy Ltd.144A	7.63	7-1-2029	385,000	390,159
				1,883,575
Industrial: 0.66%
Aerospace/defense: 0.15%
Bombardier, Inc.144A	8.75	11-15-2030	500,000	539,196
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 19

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Electronics: 0.19%
Sensata Technologies BV144A	5.88%	9-1-2030	$700,000	$704,337
Packaging & containers: 0.32%
Trivium Packaging Finance BV144A	8.25	7-15-2030	535,000	570,708
Trivium Packaging Finance BV144A	12.25	1-15-2031	530,000	573,641
				1,144,349
Technology: 0.30%
Computers: 0.19%
Seagate Data Storage Technology Pte. Ltd.144A	8.50	7-15-2031	635,000	672,247
Semiconductors: 0.11%
Kioxia Holdings Corp.144A	6.63	7-24-2033	395,000	406,072
Utilities: 0.22%
Electric: 0.22%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	800,000	780,600
Total yankee corporate bonds and notes (Cost $36,898,490)				37,993,737

		Yield	Shares
Short-term investments: 2.05%
Investment companies: 2.05%
Allspring Government Money Market Fund Select Class♠∞##		4.07	7,366,210	7,366,210
Total short-term investments (Cost $7,366,210)				7,366,210
Total investments in securities (Cost $308,558,200)	98.15%			352,501,179
Other assets and liabilities, net	1.85			6,642,247
Total net assets	100.00%			$359,143,426

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held restricted securities with an aggregate current value of $0 (original an aggregate cost of $65,232), representing 0.00% of its net assets as of period end.

‡	Security is valued using significant unobservable inputs.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

The accompanying notes are an integral part of these financial statements.
20 | Allspring Diversified Income Builder Fund

Portfolio of investments—September 30, 2025

Abbreviations:
ADR	American depositary receipt
CDA	Community Development Authority
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
GO	General obligation
IDA	Industrial Development Authority
PFA	Public Finance Authority
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$14,205,284	$144,991,006	$(151,830,080)	$0	$0	$7,366,210	7,366,210	$701,426
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	15,422,927	EUR	13,070,000	Bank of New York Mellon Corp.	11-26-2025	$35,390	$0
USD	7,636,157	GBP	5,670,000	Bank of New York Mellon Corp.	11-26-2025	12,755	0
						$48,145	$0
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
TOPIX Index	52	12-11-2025	$10,810,997	$11,044,528	$233,531	$0
10-Year U.S. Treasury Notes	252	12-19-2025	28,596,990	28,350,000	0	(246,990)
E-Mini NASDAQ 100 Index	38	12-19-2025	18,509,730	18,925,330	415,600	0
Euro STOXX 50 Index	103	12-19-2025	6,591,375	6,700,577	109,202	0
MSCI Emerging Markets Index	263	12-19-2025	17,790,362	17,880,055	89,693	0
Ultra 10-Year U.S. Treasury Notes	172	12-19-2025	19,955,151	19,793,438	0	(161,713)
					$848,026	$(408,703)
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 21

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $301,191,990)	$345,134,969
Investments in affiliated securities, at value (cost $7,366,210)	7,366,210
Cash	4,958
Cash at broker segregated for futures contracts	3,581,000
Segregated cash for forward foreign currency contracts	3,037
Foreign currency, at value (cost $87,461)	87,666
Receivable for dividends and interest	3,962,203
Receivable for investments sold	1,220,182
Receivable for Fund shares sold	172,388
Receivable for daily variation margin on open futures contracts	123,318
Unrealized gains on forward foreign currency contracts	48,145
Prepaid expenses and other assets	51,605
Total assets	361,755,681
Liabilities
Payable for when-issued transactions	1,535,673
Payable for investments purchased	688,720
Payable for Fund shares redeemed	133,693
Management fee payable	86,617
Administration fees payable	45,446
Shareholder servicing fees payable	39,517
Distribution fee payable	19,609
Payable for daily variation margin on open futures contracts	14,815
Trustees’ fees and expenses payable	2,462
Accrued expenses and other liabilities	45,703
Total liabilities	2,612,255
Total net assets	$359,143,426
Net assets consist of
Paid-in capital	$356,939,874
Total distributable earnings	2,203,552
Total net assets	$359,143,426
The accompanying notes are an integral part of these financial statements.
22 | Allspring Diversified Income Builder Fund

Statement of assets and liabilities—September 30, 2025
Statement of assets and liabilities
Computation of net asset value and offering price per share
Net assets–Class A	$161,131,220
Shares outstanding–Class A1	24,719,867
Net asset value per share–Class A	$6.52
Maximum offering price per share – Class A2	$6.92
Net assets–Class C	$31,980,572
Shares outstanding–Class C1	4,888,599
Net asset value per share–Class C	$6.54
Net assets–Class R6	$49,116,651
Shares outstanding–Class R6[1]	7,780,784
Net asset value per share–Class R6	$6.31
Net assets–Institutional Class	$116,914,983
Shares outstanding–Institutional Class[1]	18,543,628
Net asset value per share–Institutional Class	$6.30
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 23

Statement of operations—year ended September 30, 2025
Statement of operations
Investment income
Interest	$14,744,835
Dividends (net of foreign withholdings taxes of $403,285)	5,128,197
Income from affiliated securities	701,426
Total investment income	20,574,458
Expenses
Management fee	1,901,784
Administration fees
Class A	299,345
Class C	72,202
Class R6	14,367
Administrator Class	2,121 [1]
Institutional Class	143,624
Shareholder servicing fees
Class A	374,096
Class C	90,012
Administrator Class	4,072 [1]
Distribution fee
Class C	270,085
Custody and accounting fees	17,529
Professional fees	109,502
Registration fees	142,585
Shareholder report expenses	50,120
Trustees’ fees and expenses	9,796
Other fees and expenses	33,149
Total expenses	3,534,389
Less: Fee waivers and/or expense reimbursements
Fund-level	(914,943)
Class A	(12,049)
Class C	(1)
Net expenses	2,607,396
Net investment income	17,967,062
1 For the period from October 1, 2024 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Diversified Income Builder Fund

Statement of operations—year ended September 30, 2025
Statement of operations
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	$6,013,277
Foreign currency and foreign currency translations	764,928
Forward foreign currency contracts	(1,680,246)
Futures contracts	(2,320,171)
Written options	145,900
Net realized gains on investments	2,923,688
Net change in unrealized gains (losses) on
Unaffiliated securities	19,330,758
Foreign currency and foreign currency translations	7,679
Forward foreign currency contracts	66,537
Futures contracts	438,489
Written options	322,042
Unfunded loan commitments	(2,085)
Net change in unrealized gains (losses) on investments	20,163,420
Net realized and unrealized gains (losses) on investments	23,087,108
Net increase in net assets resulting from operations	$41,054,170
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 25

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment income		$17,967,062		$17,993,226
Net realized gains on investments		2,923,688		15,088,031
Net change in unrealized gains (losses) on investments		20,163,420		30,383,628
Net increase in net assets resulting from operations		41,054,170		63,464,885
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,148,557)		(7,440,881)
Class C		(1,697,152)		(2,223,504)
Class R6		(2,897,487)		(2,932,729)
Administrator Class		(89,280)[1]		(102,392)
Institutional Class		(6,567,074)		(6,212,196)
Total distributions to shareholders		(19,399,550)		(18,911,702)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,430,227	21,170,320	2,210,349	12,964,736
Class C	557,115	3,457,213	365,757	2,146,941
Class R6	190,745	1,124,593	980,987	5,546,494
Administrator Class	16,113 [1]	96,225 [1]	176,847	1,041,571
Institutional Class	5,219,984	31,402,954	4,965,366	27,888,036
		57,251,305		49,587,778
Reinvestment of distributions
Class A	1,220,915	7,525,410	1,164,562	6,797,603
Class C	269,791	1,663,759	368,827	2,154,985
Class R6	485,165	2,897,030	513,459	2,912,273
Administrator Class	15,025 [1]	89,279 [1]	17,994	102,054
Institutional Class	1,000,538	5,974,596	989,469	5,590,666
		18,150,074		17,557,581
Payment for shares redeemed
Class A	(3,598,063)	(22,218,765)	(5,232,684)	(30,330,257)
Class C	(3,237,839)	(19,986,391)	(3,483,570)	(20,347,129)
Class R6	(1,459,027)	(8,592,430)	(2,004,455)	(11,319,036)
Administrator Class	(225,408)[1]	(1,335,877)[1]	(101,501)	(575,861)
Institutional Class	(6,002,965)	(36,323,945)	(9,337,854)	(52,357,810)
		(88,457,408)		(114,930,093)
1 For the period from October 1, 2024 to September 12, 2025
The accompanying notes are an integral part of these financial statements.
26 | Allspring Diversified Income Builder Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
	Shares		Shares
Share conversions
Administrator Class	(255,047)[2]	$(1,602,332)[2]	0	$0
Institutional Class	255,360 [2]	1,602,332 [2]	0	0
		0		0
Net decrease in net assets resulting from capital share transactions		(13,056,029)		(47,784,734)
Total increase (decrease) in net assets		8,598,591		(3,231,551)
Net assets
Beginning of period		350,544,835		353,776,386
End of period		$359,143,426		$350,544,835
2 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 27

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$6.12	$5.39	$5.14	$6.42	$5.95
Net investment income	0.32 [1]	0.30 [1]	0.25 [1]	0.21 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.42	0.74	0.26	(1.27)	0.49
Total from investment operations	0.74	1.04	0.51	(1.06)	0.68
Distributions to shareholders from
Net investment income	(0.34)	(0.31)	(0.26)	(0.22)	(0.21)
Net asset value, end of period	$6.52	$6.12	$5.39	$5.14	$6.42
Total return[2]	12.51%	19.67%	9.95%	(16.86)%	11.58%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.08%*	1.18%	1.13%	1.08%
Net expenses	0.83%	0.84%*	0.84%	0.85%	0.85%
Net investment income	5.13%	5.09%*	4.56%	3.38%	3.07%
Supplemental data
Portfolio turnover rate	83%	67%	45%	86%	87%
Net assets, end of period (000s omitted)	$161,131	$144,904	$137,643	$156,487	$218,615

*	Ratios include dividends on securities sold short in the amount of 0.00%.
[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
28 | Allspring Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$6.15	$5.41	$5.15	$6.44	$5.97
Net investment income	0.27 [1]	0.25 [1]	0.21 [1]	0.17	0.15
Net realized and unrealized gains (losses) on investments	0.41	0.75	0.26	(1.28)	0.48
Total from investment operations	0.68	1.00	0.47	(1.11)	0.63
Distributions to shareholders from
Net investment income	(0.29)	(0.26)	(0.21)	(0.18)	(0.16)
Net asset value, end of period	$6.54	$6.15	$5.41	$5.15	$6.44
Total return[2]	11.46%	18.88%	9.28%	(17.61)%	10.70%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.83%*	1.93%	1.87%	1.83%
Net expenses	1.59%	1.59%*	1.60%	1.60%	1.60%
Net investment income	4.33%	4.29%*	3.80%	2.61%	2.31%
Supplemental data
Portfolio turnover rate	83%	67%	45%	86%	87%
Net assets, end of period (000s omitted)	$31,981	$44,857	$54,373	$68,612	$103,956

*	Ratios include dividends on securities sold short in the amount of 0.00%.
[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 29

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2025	2024	2023	2022	2021
Net asset value, beginning of period	$5.94	$5.24	$5.00	$6.26	$5.81
Net investment income	0.33 [1]	0.31 [1]	0.26 [1]	0.24	0.23
Net realized and unrealized gains (losses) on investments	0.40	0.72	0.26	(1.25)	0.46
Total from investment operations	0.73	1.03	0.52	(1.01)	0.69
Distributions to shareholders from
Net investment income	(0.36)	(0.33)	(0.28)	(0.25)	(0.24)
Net asset value, end of period	$6.31	$5.94	$5.24	$5.00	$6.26
Total return[2]	12.86%	20.18%	10.52%	(16.61)%	11.99%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.66%*	0.76%	0.70%	0.65%
Net expenses	0.42%	0.42%*	0.42%	0.42%	0.42%
Net investment income	5.53%	5.52%*	4.99%	3.83%	3.52%
Supplemental data
Portfolio turnover rate	83%	67%	45%	86%	87%
Net assets, end of period (000s omitted)	$49,117	$50,876	$47,557	$51,102	$47,544

*	Ratios include dividends on securities sold short in the amount of 0.00%.
[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
30 | Allspring Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$5.93	$5.24	$5.00	$6.26	$5.80
Net investment income	0.32 [1]	0.30 [1]	0.26 [1]	0.22 [1]	0.21
Net realized and unrealized gains (losses) on investments	0.41	0.72	0.25	(1.24)	0.48
Total from investment operations	0.73	1.02	0.51	(1.02)	0.69
Distributions to shareholders from
Net investment income	(0.36)	(0.33)	(0.27)	(0.24)	(0.23)
Net asset value, end of period	$6.30	$5.93	$5.24	$5.00	$6.26
Total return[2]	12.77%	19.87%	10.41%	(16.69)%	12.08%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.76%*	0.85%	0.79%	0.75%
Net expenses	0.52%	0.52%*	0.52%	0.52%	0.52%
Net investment income	5.42%	5.37%*	4.87%	3.67%	3.40%
Supplemental data
Portfolio turnover rate	83%	67%	45%	86%	87%
Net assets, end of period (000s omitted)	$116,915	$107,238	$112,338	$148,499	$249,764

*	Ratios include dividends on securities sold short in the amount of 0.00%.
[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Income Builder Fund | 31

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on September 12, 2025, Administrator Class shares became Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2025, such fair value pricing was not used in pricing foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options and swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
32 | Allspring Diversified Income Builder Fund

Notes to financial statements
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of assets and liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of operations.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or
Allspring Diversified Income Builder Fund | 33

Notes to financial statements
loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may sell a security it does not own as a result of an exercised written call option. The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such securities during the period are recorded as an expense on the Statement of operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of assets and liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter (“OTC”) market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of assets and liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
34 | Allspring Diversified Income Builder Fund

Notes to financial statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $313,277,062 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$44,701,902
Gross unrealized losses	(4,990,317)
Net unrealized gains	$39,711,585
As of September 30, 2025, the Fund had capital loss carryforwards which consist of $34,529,795 in short-term capital losses and $6,105,497 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Diversified Income Builder Fund | 35

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$611,277	$0	$611,277
Common stocks
Communication services	9,796,896	0	0	9,796,896
Consumer discretionary	10,429,769	0	0	10,429,769
Consumer staples	6,136,168	0	0	6,136,168
Energy	4,212,605	1,700,045	0	5,912,650
Financials	29,259,079	0	0	29,259,079
Health care	9,619,855	0	0	9,619,855
Industrials	10,001,557	0	0	10,001,557
Information technology	39,350,314	0	0	39,350,314
Investment Companies	0	0	15,453	15,453
Materials	1,300,466	0	0	1,300,466
Real estate	5,127,476	0	0	5,127,476
Utilities	6,920,375	0	0	6,920,375
Corporate bonds and notes	0	128,874,099	0	128,874,099
Foreign corporate bonds and notes	0	23,041,163	0	23,041,163
Loans	0	7,711,006	243,715	7,954,721
Municipal obligations	0	11,239,261	0	11,239,261
Preferred stocks
Energy	1,550,653	0	0	1,550,653
Yankee corporate bonds and notes	0	37,993,737	0	37,993,737
Short-term investments
Investment companies	7,366,210	0	0	7,366,210
	141,071,423	211,170,588	259,168	352,501,179
Forward foreign currency contracts	0	48,145	0	48,145
Futures contracts	848,026	0	0	848,026
Total assets	$141,919,449	$211,218,733	$259,168	$353,397,350
Liabilities
Futures contracts	$408,703	$0	$0	$408,703
Total liabilities	$408,703	$0	$0	$408,703
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund had no material transfers into/out of Level 3.
36 | Allspring Diversified Income Builder Fund

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.84%
Class C	1.59
Class R6	0.42
Institutional Class	0.52
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
Allspring Diversified Income Builder Fund | 37

Notes to financial statements
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $17,212 from the sale of Class A shares and $1,083 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2025.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2025 were $270,085,383 and $282,012,930, respectively.
6.
DERIVATIVE TRANSACTIONS
During the year ended September 30, 2025, the Fund entered into futures contracts and written options for economic hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund’s derivative activity during the year ended September 30, 2025 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$1,174,999
Average contract amounts to sell	20,432,061
Futures contracts
Average notional balance on long futures	$41,058,231
Average notional balance on short futures	5,699,416
Written options
Average number of contracts written	3,143
A summary of the location of derivative instruments on the  financial statements by primary risk exposure is outlined in the following tables.
38 | Allspring Diversified Income Builder Fund

Notes to financial statements
The fair value of derivative instruments as of September 30, 2025 by primary risk type was as follows for the Fund:
	Interest rate risk	Equity risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$48,145	$48,145
Futures contracts	0	848,026 *	0	848,026
	$0	$848,026	$48,145	$896,171
Liability derivatives
Futures contracts	$408,703 *	$0	$0	$408,703

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of investments. For futures contracts, only the current day’s variation margin as of September 30, 2025 is reported separately on the Statement of assets and liabilities.

The effect of derivative instruments on the Statement of operations for the year ended September 30, 2025 was as follows:
	INTEREST RATE RISK	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$(1,680,246)	$(1,680,246)
Futures contracts	(2,164,121)	(156,050)	0	(2,320,171)
Written options	0	145,900	0	145,900
	$(2,164,121)	$(10,150)	$(1,680,246)	$(3,854,517)
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$66,537	$66,537
Futures contracts	(409,537)	848,026	0	438,489
Written options	0	322,042	0	322,042
	$(409,537)	$1,170,068	$66,537	$827,068
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of assets and liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of assets and liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of assets and liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Bank of New York Mellon Corp.	$48,145	$0	$0	$48,145
7.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2025, there were no borrowings by the Fund under the agreement.
Allspring Diversified Income Builder Fund | 39

Notes to financial statements
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Ordinary income	$19,399,550	$18,911,702
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$3,117,931	$39,711,585	$(40,635,292)
9.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the financial sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
12.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
40 | Allspring Diversified Income Builder Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Diversified Income Builder Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agents, agent banks, and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
Allspring Diversified Income Builder Fund | 41

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 5% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $2,797,638 of income dividends paid during the fiscal year ended September 30, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2025, $7,987,987 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

42 | Allspring Diversified Income Builder Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring Diversified Income Builder Fund | 43

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Diversified Income Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) investment sub-advisory agreements (the “Sub-Advisory Agreements”) with Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited (together, the “Sub-Advisers”), each an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Advisers are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Advisers. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

44 | Allspring Diversified Income Builder Fund

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review, except for the 5-year period under review, which was lower. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Diversified Income Builder Blended Index, for the one-year period under review, and lower for all other periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s performance relative to the Universe and benchmark over the shorter-term time periods under review.
The Board noted that it had previously approved certain investment strategy changes for the Fund as well as the addition of Allspring Global Investments (UK) Limited as a second sub-adviser to the Fund and that those changes had become effective on or about November 8, 2024. It was also noted that the Board had previously been notified of a change in the portfolio managers of the Fund, which had been implemented in December 2024, and that the investment performance of the Fund for most of the periods covered did not reflect the Fund’s new portfolio managers, investment strategy changes or second sub-adviser. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of those changes.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
It was noted that the Board had approved a proposal to convert Administrator Class shares into Institutional Class shares for the Fund and that the conversion is expected to occur on or about September 12, 2025.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Advisers for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of the average rates for the expense Groups for each share class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Advisers, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Allspring Diversified Income Builder Fund | 45

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

46 | Allspring Diversified Income Builder Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR4304 09-25

Allspring Diversified Capital Builder Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Diversified Capital Builder Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Shares	Value
Common stocks: 84.21%
Consumer discretionary: 0.17%
Distributors: 0.17%
Genuine Parts Co.	20,000	$2,772,000
Energy: 14.64%
Energy equipment & services: 4.31%
Baker Hughes Co. Class A	800,000	38,976,000
Schlumberger NV	920,000	31,620,400
		70,596,400
Oil, gas & consumable fuels: 10.33%
Antero Resources Corp.†	80,000	2,684,800
Cheniere Energy, Inc.	195,000	45,821,100
Devon Energy Corp.	700,000	24,542,000
EOG Resources, Inc.	180,000	20,181,600
EQT Corp.	220,000	11,974,600
ONEOK, Inc.	375,000	27,363,750
Targa Resources Corp.	220,000	36,858,800
		169,426,650
Financials: 0.37%
Banks: 0.37%
PNC Financial Services Group, Inc.	30,000	6,027,900
Health care: 4.95%
Biotechnology: 2.20%
AbbVie, Inc.	60,000	13,892,400
BioMarin Pharmaceutical, Inc.†	100,000	5,416,000
Neurocrine Biosciences, Inc.†	120,000	16,845,600
		36,154,000
Health care equipment & supplies: 1.43%
Boston Scientific Corp.†	240,000	23,431,200
Pharmaceuticals: 1.32%
Eli Lilly & Co.	3,000	2,289,000
Merck & Co., Inc.	230,000	19,303,900
		21,592,900
Industrials: 22.80%
Aerospace & defense: 5.11%
ATI, Inc.†	270,000	21,961,800
Curtiss-Wright Corp.	93,000	50,493,420
HEICO Corp.	35,000	11,298,700
		83,753,920
The accompanying notes are an integral part of these financial statements.
2 | Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Commercial services & supplies: 2.40%
Cintas Corp.	90,000	$18,473,400
Clean Harbors, Inc.†	90,000	20,899,800
		39,373,200
Construction & engineering: 0.65%
Dycom Industries, Inc.†	8,000	2,334,080
Quanta Services, Inc.	20,000	8,288,400
		10,622,480
Electrical equipment: 6.75%
AMETEK, Inc.	145,000	27,260,000
Eaton Corp. PLC	45,000	16,841,250
Emerson Electric Co.	315,000	41,321,700
Regal Rexnord Corp.	55,000	7,889,200
Vertiv Holdings Co. Class A	115,000	17,348,900
		110,661,050
Machinery: 4.66%
Crane Co.	15,008	2,763,573
Flowserve Corp.	320,000	17,004,800
IDEX Corp.	10,000	1,627,600
ITT, Inc.	95,000	16,982,200
Oshkosh Corp.	20,000	2,594,000
Parker-Hannifin Corp.	17,000	12,888,550
Timken Co.	300,000	22,554,000
		76,414,723
Professional services: 3.23%
Leidos Holdings, Inc.	280,000	52,908,800
Information technology: 36.32%
Communications equipment: 1.26%
Motorola Solutions, Inc.	45,000	20,578,050
Electronic equipment, instruments & components: 10.23%
Amphenol Corp. Class A	640,000	79,200,000
Crane NXT Co.	90,000	6,036,300
Jabil, Inc.	145,000	31,489,650
Teledyne Technologies, Inc.†	87,000	50,985,480
		167,711,430
IT services: 2.75%
International Business Machines Corp.	160,000	45,145,600
Semiconductors & semiconductor equipment: 18.15%
Advanced Micro Devices, Inc.†	410,000	66,333,900
Broadcom, Inc.	160,000	52,785,600
Marvell Technology, Inc.	560,000	47,079,200
Micron Technology, Inc.	500,000	83,660,000
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund | 3

Portfolio of investments—September 30, 2025

	Shares	Value
Semiconductors & semiconductor equipment(continued)
NVIDIA Corp.	250,000	$46,645,000
Synaptics, Inc.†	15,000	1,025,100
		297,528,800
Software: 3.93%
Adobe, Inc.†	55,000	19,401,250
Autodesk, Inc.†	45,000	14,295,150
Roper Technologies, Inc.	2,000	997,380
Synopsys, Inc.†	60,295	29,748,950
		64,442,730
Materials: 0.86%
Chemicals: 0.49%
Westlake Corp.	105,000	8,091,300
Containers & packaging: 0.37%
AptarGroup, Inc.	45,000	6,014,700
Real estate: 0.50%
Specialized REITs: 0.50%
Iron Mountain, Inc.	80,000	8,155,200
Utilities: 3.60%
Electric utilities: 0.40%
NRG Energy, Inc.	40,000	6,478,000
Gas utilities: 0.47%
Atmos Energy Corp.	45,000	7,683,750
Independent power and renewable electricity producers: 2.09%
Vistra Corp.	175,000	34,286,000
Multi-utilities: 0.64%
CMS Energy Corp.	120,000	8,791,200
NiSource, Inc.	40,000	1,732,000
		10,523,200
Total common stocks (Cost $832,169,817)		1,380,373,983

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 13.96%
Basic materials: 0.93%
Iron/steel: 0.93%
Cleveland-Cliffs, Inc.144A	6.75%	4-15-2030	$15,000,000	15,238,575
Consumer, cyclical: 0.34%
Retail: 0.34%
Genuine Parts Co.	6.88	11-1-2033	5,000,000	5,597,814
The accompanying notes are an integral part of these financial statements.
4 | Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Consumer, non-cyclical: 3.40%
Commercial services: 0.53%
Valvoline, Inc.144A	3.63%	6-15-2031	$9,495,000	$8,706,030
Food: 0.86%
Post Holdings, Inc.144A	4.50	9-15-2031	8,435,000	7,880,392
Post Holdings, Inc.144A	6.25	2-15-2032	4,000,000	4,112,313
Post Holdings, Inc.144A	6.38	3-1-2033	2,000,000	2,018,618
				14,011,323
Healthcare-services: 1.60%
Charles River Laboratories International, Inc.144A	4.00	3-15-2031	9,200,000	8,568,525
DaVita, Inc.144A	4.63	6-1-2030	7,550,000	7,235,836
Encompass Health Corp.	4.63	4-1-2031	5,500,000	5,351,429
IQVIA, Inc.144A	6.25	6-1-2032	5,000,000	5,140,705
				26,296,495
Household products/wares: 0.41%
ACCO Brands Corp.144A	4.25	3-15-2029	2,000,000	1,805,454
Spectrum Brands, Inc.144A	3.88	3-15-2031	6,200,000	4,975,500
				6,780,954
Financial: 1.49%
REITs: 1.49%
Iron Mountain, Inc.144A	4.50	2-15-2031	12,350,000	11,788,395
Iron Mountain, Inc.144A	6.25	1-15-2033	5,000,000	5,100,075
SBA Communications Corp.	3.13	2-1-2029	8,000,000	7,482,494
				24,370,964
Industrial: 4.43%
Aerospace/defense: 1.21%
ATI, Inc.	7.25	8-15-2030	6,532,000	6,856,543
TransDigm, Inc.	4.63	1-15-2029	9,000,000	8,819,755
TransDigm, Inc.144A	6.63	3-1-2032	4,000,000	4,118,180
				19,794,478
Electrical components & equipment: 0.19%
WESCO Distribution, Inc.144A	6.38	3-15-2033	3,000,000	3,109,884
Electronics: 0.52%
TTM Technologies, Inc.144A	4.00	3-1-2029	8,890,000	8,547,121
Engineering & construction: 0.58%
Dycom Industries, Inc.144A	4.50	4-15-2029	9,720,000	9,492,981
Environmental control: 0.95%
Clean Harbors, Inc.144A	6.38	2-1-2031	14,000,000	14,336,476
Stericycle, Inc.144A	3.88	1-15-2029	1,310,000	1,301,744
				15,638,220
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund | 5

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Machinery-diversified: 0.69%
ESAB Corp.144A	6.25%	4-15-2029	$11,015,000	$11,315,742
Packaging & containers: 0.29%
Ball Corp.	2.88	8-15-2030	2,000,000	1,816,885
Sealed Air Corp.144A	5.00	4-15-2029	3,000,000	2,983,262
				4,800,147
Technology: 0.65%
Semiconductors: 0.65%
Synaptics, Inc.144A	4.00	6-15-2029	11,185,000	10,702,393
Utilities: 2.72%
Electric: 2.72%
NRG Energy, Inc.144A	5.25	6-15-2029	1,000,000	996,763
NRG Energy, Inc.144A%%	6.00	1-15-2036	10,000,000	10,001,436
NRG Energy, Inc.144A	6.25	11-1-2034	14,000,000	14,351,274
Vistra Operations Co. LLC144A	4.38	5-1-2029	12,000,000	11,748,731
Vistra Operations Co. LLC144A	7.75	10-15-2031	7,000,000	7,407,344
				44,505,548
Total corporate bonds and notes (Cost $230,555,028)				228,908,669
Yankee corporate bonds and notes: 0.98%
Basic materials: 0.20%
Chemicals: 0.20%
Methanex Corp.	5.25	12-15-2029	3,293,000	3,288,145
Industrial: 0.17%
Electronics: 0.17%
Sensata Technologies BV144A	4.00	4-15-2029	2,880,000	2,763,856
Technology: 0.61%
Computers: 0.61%
Seagate Data Storage Technology Pte. Ltd.144A	3.13	7-15-2029	1,500,000	1,299,208
Seagate Data Storage Technology Pte. Ltd.144A	4.09	6-1-2029	3,488,000	3,374,392
Seagate Data Storage Technology Pte. Ltd.144A	8.50	7-15-2031	5,000,000	5,293,290
				9,966,890
Total yankee corporate bonds and notes (Cost $16,310,019)				16,018,891

		Yield	Shares
Short-term investments: 1.31%
Investment companies: 1.31%
Allspring Government Money Market Fund Select Class♠∞##		4.07	21,477,966	21,477,966
Total short-term investments (Cost $21,477,966)				21,477,966
Total investments in securities (Cost $1,100,512,830)	100.46%			1,646,779,509
Other assets and liabilities, net	(0.46)			(7,509,712)
Total net assets	100.00%			$1,639,269,797

The accompanying notes are an integral part of these financial statements.
6 | Allspring Diversified Capital Builder Fund

Portfolio of investments—September 30, 2025

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,654,794	$252,906,349	$(233,083,177)	$0	$0	$21,477,966	21,477,966	$345,714
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund | 7

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,079,034,864)	$1,625,301,543
Investments in affiliated securities, at value (cost $21,477,966)	21,477,966
Cash	302
Receivable for dividends and interest	4,386,246
Receivable for investments sold	2,513,924
Receivable for Fund shares sold	562,492
Prepaid expenses and other assets	74,314
Total assets	1,654,316,787
Liabilities
Payable for when-issued transactions	10,000,000
Payable for investments purchased	2,005,742
Payable for Fund shares redeemed	1,693,068
Management fee payable	787,356
Administration fees payable	227,889
Shareholder servicing fees payable	202,259
Distribution fee payable	74,997
Trustees’ fees and expenses payable	102
Accrued expenses and other liabilities	55,577
Total liabilities	15,046,990
Total net assets	$1,639,269,797
Net assets consist of
Paid-in capital	$949,329,896
Total distributable earnings	689,939,901
Total net assets	$1,639,269,797
Computation of net asset value and offering price per share
Net assets–Class A	$874,483,660
Shares outstanding–Class A1	56,261,275
Net asset value per share–Class A	$15.54
Maximum offering price per share – Class A2	$16.49
Net assets–Class C	$123,828,679
Shares outstanding–Class C1	8,036,920
Net asset value per share–Class C	$15.41
Net assets–Institutional Class	$640,957,458
Shares outstanding–Institutional Class[1]	41,648,129
Net asset value per share–Institutional Class	$15.39
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
8 | Allspring Diversified Capital Builder Fund

Statement of operations—year ended September 30, 2025
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $1,484)	$13,616,242
Dividends	13,166,843
Income from affiliated securities	345,714
Total investment income	27,128,799
Expenses
Management fee	9,249,348
Administration fees
Class A	1,598,530
Class C	252,091
Administrator Class	11,264 [1]
Institutional Class	794,737
Shareholder servicing fees
Class A	1,998,163
Class C	315,114
Administrator Class	21,580 [1]
Distribution fee
Class C	945,289
Custody and accounting fees	53,338
Professional fees	64,516
Registration fees	161,948
Shareholder report expenses	90,126
Trustees’ fees and expenses	19,091
Other fees and expenses	41,144
Total expenses	15,616,279
Less: Fee waivers and/or expense reimbursements
Fund-level	(174)
Class A	(44,251)
Class C	(13)
Net expenses	15,571,841
Net investment income	11,556,958
Realized and unrealized gains (losses) on investments
Net realized gains on investments	150,266,000
Net change in unrealized gains (losses) on investments	66,638,054
Net realized and unrealized gains (losses) on investments	216,904,054
Net increase in net assets resulting from operations	$228,461,012
1 For the period from October 1, 2024 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund | 9

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment income		$11,556,958		$8,163,774
Net realized gains on investments		150,266,000		72,873,243
Net change in unrealized gains (losses) on investments		66,638,054		293,483,296
Net increase in net assets resulting from operations		228,461,012		374,520,313
Distributions to shareholders from
Net investment income and net realized gains
Class A		(41,879,141)		(36,792,729)
Class C		(6,380,859)		(5,986,522)
Administrator Class		(500,204)[1]		(538,916)
Institutional Class		(36,223,822)		(23,341,499)
Total distributions to shareholders		(84,984,026)		(66,659,666)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,630,450	64,790,355	6,511,330	82,229,398
Class C	1,453,056	20,153,379	2,295,375	29,292,969
Administrator Class	94,984 [1]	1,343,707 [1]	381,476	4,849,025
Institutional Class	9,480,787	132,159,812	19,879,539	250,576,773
		218,447,253		366,948,165
Reinvestment of distributions
Class A	2,859,648	39,980,434	3,057,299	35,030,112
Class C	448,321	6,200,546	523,170	5,886,415
Administrator Class	35,710 [1]	498,332 [1]	46,847	537,223
Institutional Class	2,351,146	32,569,052	1,846,063	21,209,679
		79,248,364		62,663,429
Payment for shares redeemed
Class A	(7,030,058)	(97,760,160)	(6,718,383)	(84,564,975)
Class C	(3,817,533)	(52,273,426)	(2,551,979)	(32,096,294)
Administrator Class	(219,313)[1]	(2,988,304)[1]	(493,567)	(6,310,280)
Institutional Class	(15,885,460)	(205,548,777)	(6,914,272)	(85,814,956)
		(358,570,667)		(208,786,505)
Share conversions
Administrator Class	(600,576)[2]	(9,173,265)[2]	0	0
Institutional Class	606,713 [2]	9,173,265 [2]	0	0
		0		0
Net increase (decrease) in net assets resulting from capital share transactions		(60,875,050)		220,825,089
Total increase in net assets		82,601,936		528,685,736
Net assets
Beginning of period		1,556,667,861		1,027,982,125
End of period		$1,639,269,797		$1,556,667,861
1 For the period from October 1, 2024 to September 12, 2025
2 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Diversified Capital Builder Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$14.02	$11.01	$10.29	$12.64	$10.88
Net investment income	0.10 [1]	0.07 [1]	0.11	0.10 [1]	0.09
Net realized and unrealized gains (losses) on investments	2.17	3.63	1.89	(1.50)	1.87
Total from investment operations	2.27	3.70	2.00	(1.40)	1.96
Distributions to shareholders from
Net investment income	(0.10)	(0.07)	(0.11)	(0.10)	(0.10)
Net realized gains	(0.65)	(0.62)	(1.17)	(0.85)	(0.10)
Total distributions to shareholders	(0.75)	(0.69)	(1.28)	(0.95)	(0.20)
Net asset value, end of period	$15.54	$14.02	$11.01	$10.29	$12.64
Total return[2]	16.81%	35.05%	20.16%	(12.45)%	18.18%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.08%	1.11%	1.11%	1.11%
Net expenses	1.07%	1.07%	1.11%	1.10%	1.11%
Net investment income	0.69%	0.57%	0.99%	0.77%	0.76%
Supplemental data
Portfolio turnover rate	20%	30%	38%	19%	28%
Net assets, end of period (000s omitted)	$874,484	$782,252	$583,064	$534,863	$657,696

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$13.91	$10.96	$10.24	$12.58	$10.86
Net investment income (loss)	(0.01)[1]	(0.02)[1]	0.02	0.00 [1,2]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	2.16	3.59	1.89	(1.48)	1.86
Total from investment operations	2.15	3.57	1.91	(1.48)	1.86
Distributions to shareholders from
Net investment income	(0.00)[3]	0.00	(0.02)	(0.01)	(0.04)
Net realized gains	(0.65)	(0.62)	(1.17)	(0.85)	(0.10)
Total distributions to shareholders	(0.65)	(0.62)	(1.19)	(0.86)	(0.14)
Net asset value, end of period	$15.41	$13.91	$10.96	$10.24	$12.58
Total return[4]	16.03%	33.96%	19.36%	(13.12)%	17.25%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.83%	1.86%	1.85%	1.86%
Net expenses	1.83%	1.83%	1.86%	1.85%	1.86%
Net investment income (loss)	(0.08)%	(0.18)%	0.24%	0.02%	0.01%
Supplemental data
Portfolio turnover rate	20%	30%	38%	19%	28%
Net assets, end of period (000s omitted)	$123,829	$138,491	$106,152	$100,367	$127,209

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Amount is more than $(0.005).
[4]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$13.89	$10.91	$10.20	$12.54	$10.79
Net investment income	0.14 [1]	0.11 [1]	0.14	0.13 [1]	0.13
Net realized and unrealized gains (losses) on investments	2.15	3.60	1.88	(1.48)	1.86
Total from investment operations	2.29	3.71	2.02	(1.35)	1.99
Distributions to shareholders from
Net investment income	(0.14)	(0.11)	(0.14)	(0.14)	(0.14)
Net realized gains	(0.65)	(0.62)	(1.17)	(0.85)	(0.10)
Total distributions to shareholders	(0.79)	(0.73)	(1.31)	(0.99)	(0.24)
Net asset value, end of period	$15.39	$13.89	$10.91	$10.20	$12.54
Total return[2]	17.20%	35.50%	20.62%	(12.19)%	18.51%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.78%	0.78%	0.78%
Net expenses	0.76%	0.76%	0.78%	0.77%	0.78%
Net investment income	1.00%	0.89%	1.32%	1.10%	1.09%
Supplemental data
Portfolio turnover rate	20%	30%	38%	19%	28%
Net assets, end of period (000s omitted)	$640,957	$626,256	$330,452	$290,545	$358,519

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Diversified Capital Builder Fund | 13

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on September 12, 2025, Administrator Class shares became Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
14 | Allspring Diversified Capital Builder Fund

Notes to financial statements
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $1,100,578,060 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$593,919,191
Gross unrealized losses	(47,717,742)
Net unrealized gains	$546,201,449
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Diversified Capital Builder Fund | 15

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$2,772,000	$0	$0	$2,772,000
Energy	240,023,050	0	0	240,023,050
Financials	6,027,900	0	0	6,027,900
Health care	81,178,100	0	0	81,178,100
Industrials	373,734,173	0	0	373,734,173
Information technology	595,406,610	0	0	595,406,610
Materials	14,106,000	0	0	14,106,000
Real estate	8,155,200	0	0	8,155,200
Utilities	58,970,950	0	0	58,970,950
Corporate bonds and notes	0	228,908,669	0	228,908,669
Yankee corporate bonds and notes	0	16,018,891	0	16,018,891
Short-term investments
Investment companies	21,477,966	0	0	21,477,966
Total assets	$1,401,851,949	$244,927,560	$0	$1,646,779,509
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
16 | Allspring Diversified Capital Builder Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.11%
Class C	1.86
Institutional Class	0.78
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $47,496 from the sale of Class A shares and $13,934 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2025.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2025 were $301,724,626 and $435,120,983, respectively.
6.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2025, there were no borrowings by the Fund under the agreement.
Allspring Diversified Capital Builder Fund | 17

Notes to financial statements
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Ordinary income	$11,693,620	$8,242,285
Long-term capital gain	73,290,406	58,417,381
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$477,240	$143,314,435	$546,201,449
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in information technology and industrials sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
11.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
18 | Allspring Diversified Capital Builder Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Diversified Capital Builder Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
Allspring Diversified Capital Builder Fund | 19

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2025.
Pursuant to Section 852 of the Internal Revenue Code, $73,290,406 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $11,693,620 of income dividends paid during the fiscal year ended September 30, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2025, $5,691,416 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

20 | Allspring Diversified Capital Builder Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring Diversified Capital Builder Fund | 21

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Diversified Capital Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.[1] In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.

22 | Allspring Diversified Capital Builder Fund

Other information (unaudited)
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Diversified Capital Builder Blended Index, for all periods under review, except for the five-year period under review, which was in range of the investment performance of its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class, except Institutional Class, which was lower than the median net operating expense ratios of the expense Groups.
It was noted that the Board had approved a proposal to convert Administrator Class shares into Institutional Class shares for the Fund and that the conversion is expected to occur on or about September 12, 2025.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the expense Groups for each share class, except Institutional Class, which was lower than the sum of the average rates for the expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.

Allspring Diversified Capital Builder Fund | 23

Other information (unaudited)
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

24 | Allspring Diversified Capital Builder Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR4324 09-25

Allspring Common Stock Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Common Stock Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Shares	Value
Common stocks: 97.73%
Communication services: 1.43%
Entertainment: 1.43%
Roku, Inc.†	93,544	$9,366,561
Consumer discretionary: 13.40%
Automobile components: 1.10%
Gentherm, Inc.†	211,006	7,186,864
Diversified consumer services: 0.51%
Service Corp. International	40,487	3,369,328
Hotels, restaurants & leisure: 2.80%
DraftKings, Inc. Class A†	187,468	7,011,303
Planet Fitness, Inc. Class A†	108,984	11,312,540
		18,323,843
Household durables: 1.35%
Toll Brothers, Inc.	64,015	8,843,032
Specialty retail: 7.64%
AutoNation, Inc.†	41,426	9,062,766
Burlington Stores, Inc.†	37,274	9,486,233
Chewy, Inc. Class A†	260,927	10,554,497
National Vision Holdings, Inc.†	429,228	12,529,165
Revolve Group, Inc.†	395,509	8,424,342
		50,057,003
Consumer staples: 0.56%
Household products: 0.56%
Church & Dwight Co., Inc.	42,242	3,701,667
Energy: 2.26%
Oil, gas & consumable fuels: 2.26%
Antero Resources Corp.†	287,225	9,639,271
Coterra Energy, Inc.	218,266	5,161,991
		14,801,262
Financials: 18.27%
Banks: 5.67%
Ameris Bancorp	145,223	10,646,298
Axos Financial, Inc.†	85,590	7,245,194
Webster Financial Corp.	165,787	9,854,379
Wintrust Financial Corp.	70,976	9,400,061
		37,145,932
Capital markets: 2.84%
Cboe Global Markets, Inc.	35,455	8,695,339
Raymond James Financial, Inc.	57,196	9,872,029
		18,567,368
The accompanying notes are an integral part of these financial statements.
2 | Allspring Common Stock Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Financial services: 1.52%
Essent Group Ltd.	156,828	$9,967,988
Insurance: 8.24%
Arch Capital Group Ltd.	96,171	8,725,595
Axis Capital Holdings Ltd.	87,132	8,347,246
First American Financial Corp.	137,210	8,814,370
HCI Group, Inc.	39,029	7,490,836
Reinsurance Group of America, Inc.	52,670	10,119,487
Unum Group	135,268	10,521,145
		54,018,679
Health care: 8.86%
Health care equipment & supplies: 2.05%
Haemonetics Corp.†	108,866	5,306,129
LivaNova PLC†	155,046	8,121,309
		13,427,438
Health care providers & services: 2.75%
HealthEquity, Inc.†	118,328	11,213,945
Humana, Inc.	26,171	6,808,909
		18,022,854
Health care technology: 0.45%
Schrodinger, Inc.†	147,310	2,955,039
Life sciences tools & services: 3.61%
Azenta, Inc.†	257,499	7,395,371
Bio-Rad Laboratories, Inc. Class A†	42,251	11,846,758
Bruker Corp.	136,568	4,437,094
		23,679,223
Industrials: 22.35%
Aerospace & defense: 3.71%
BWX Technologies, Inc.	64,897	11,965,060
Melrose Industries PLC	1,508,965	12,355,025
		24,320,085
Building products: 4.88%
AAON, Inc.	110,826	10,355,581
AZZ, Inc.	80,689	8,805,591
Carlisle Cos., Inc.	39,006	12,831,414
		31,992,586
Commercial services & supplies: 1.53%
Republic Services, Inc. Class A	43,738	10,036,996
Construction & engineering: 1.63%
API Group Corp.†	310,795	10,682,024
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund | 3

Portfolio of investments—September 30, 2025

	Shares	Value
Electrical equipment: 3.36%
Allient, Inc.	251,470	$11,253,282
Regal Rexnord Corp.	75,109	10,773,635
		22,026,917
Marine transportation: 1.35%
Kirby Corp.†	105,668	8,817,995
Passenger airlines: 1.10%
Alaska Air Group, Inc.†	144,992	7,217,702
Professional services: 1.27%
TransUnion	99,085	8,301,341
Trading companies & distributors: 3.52%
Herc Holdings, Inc.	59,770	6,972,768
QXO, Inc.†	587,983	11,206,956
WESCO International, Inc.	23,135	4,893,053
		23,072,777
Information technology: 16.98%
Electronic equipment, instruments & components: 4.85%
Littelfuse, Inc.	37,633	9,747,323
Ralliant Corp.	196,421	8,589,490
Teledyne Technologies, Inc.†	22,936	13,441,414
		31,778,227
IT services: 1.63%
Okta, Inc.†	116,279	10,662,784
Semiconductors & semiconductor equipment: 5.56%
Allegro MicroSystems, Inc.†	267,296	7,805,043
Marvell Technology, Inc.	234,553	19,718,871
ON Semiconductor Corp.†	181,133	8,931,668
		36,455,582
Software: 4.94%
CCC Intelligent Solutions Holdings, Inc.†	1,012,980	9,228,248
Dynatrace, Inc.†	222,282	10,769,563
Q2 Holdings, Inc.†	75,069	5,434,245
SPS Commerce, Inc.†	66,829	6,959,572
		32,391,628
Materials: 8.06%
Chemicals: 2.33%
Ashland, Inc.	116,115	5,563,069
Westlake Corp.	126,229	9,727,207
		15,290,276
The accompanying notes are an integral part of these financial statements.
4 | Allspring Common Stock Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Containers & packaging: 2.66%
Crown Holdings, Inc.	96,592	$9,329,821
International Paper Co.	174,921	8,116,335
		17,446,156
Metals & mining: 1.42%
Commercial Metals Co.	161,984	9,278,444
Paper & forest products: 1.65%
Louisiana-Pacific Corp.	121,260	10,772,738
Real estate: 5.56%
Industrial REITs: 1.28%
Terreno Realty Corp.	148,400	8,421,700
Residential REITs: 1.44%
Sun Communities, Inc.	73,210	9,444,090
Specialized REITs: 2.84%
CubeSmart	220,942	8,983,502
SBA Communications Corp. Class A	49,736	9,616,455
		18,599,957
Total common stocks (Cost $482,808,798)		640,444,086
Investment companies: 1.59%
Exchange-traded funds: 1.59%
SPDR S&P Biotech ETF	104,009	10,421,702
Total investment companies (Cost $5,666,135)		10,421,702

		Yield
Short-term investments: 0.76%
Investment companies: 0.76%
Allspring Government Money Market Fund Select Class♠∞		4.07%	4,986,689	4,986,689
Total short-term investments (Cost $4,986,689)				4,986,689
Total investments in securities (Cost $493,461,622)	100.08%			655,852,477
Other assets and liabilities, net	(0.08)			(528,923)
Total net assets	100.00%			$655,323,554

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund | 5

Portfolio of investments—September 30, 2025

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,265,814	$179,871,302	$(179,150,427)	$0	$0	$4,986,689	4,986,689	$276,495
The accompanying notes are an integral part of these financial statements.
6 | Allspring Common Stock Fund

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $488,474,933)	$650,865,788
Investments in affiliated securities, at value (cost $4,986,689)	4,986,689
Foreign currency, at value (cost $71)	77
Receivable for dividends	428,340
Receivable for Fund shares sold	21,784
Prepaid expenses and other assets	50,031
Total assets	656,352,709
Liabilities
Management fee payable	413,069
Payable for Fund shares redeemed	297,279
Shareholder servicing fees payable	128,762
Administration fees payable	106,748
Trustees’ fees and expenses payable	803
Distribution fee payable	351
Accrued expenses and other liabilities	82,143
Total liabilities	1,029,155
Total net assets	$655,323,554
Net assets consist of
Paid-in capital	$487,216,679
Total distributable earnings	168,106,875
Total net assets	$655,323,554
Computation of net asset value and offering price per share
Net assets–Class A	$614,352,191
Shares outstanding–Class A1	36,063,803
Net asset value per share–Class A	$17.04
Maximum offering price per share – Class A2	$18.08
Net assets–Class C	$663,243
Shares outstanding–Class C1	94,095
Net asset value per share–Class C	$7.05
Net assets–Class R6	$6,555,483
Shares outstanding–Class R6[1]	336,418
Net asset value per share–Class R6	$19.49
Net assets–Institutional Class	$33,752,637
Shares outstanding–Institutional Class[1]	1,745,540
Net asset value per share–Institutional Class	$19.34
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund | 7

Statement of operations—year ended September 30, 2025
Statement of operations
Investment income
Dividends	$7,601,026
Income from affiliated securities	276,495
Interest	693
Total investment income	7,878,214
Expenses
Management fee	5,548,165
Administration fees
Class A	1,311,399
Class C	1,506
Class R6	1,963
Administrator Class	1,326 [1]
Institutional Class	55,125
Shareholder servicing fees
Class A	1,637,883
Class C	1,876
Administrator Class	2,540 [1]
Distribution fee
Class C	4,776
Custody and accounting fees	38,750
Professional fees	56,780
Registration fees	96,334
Shareholder report expenses	42,333
Trustees’ fees and expenses	12,056
Other fees and expenses	29,597
Total expenses	8,842,409
Less: Fee waivers and/or expense reimbursements
Fund-level	(170,390)
Class A	(396,731)
Class R6	(379)
Institutional Class	(35,183)
Net expenses	8,239,726
Net investment loss	(361,512)
1 For the period from October 1, 2024 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
8 | Allspring Common Stock Fund

Statement of operations—year ended September 30, 2025
Statement of operations
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	$27,822,840
Foreign currency and foreign currency translations	1,140
Net realized gains on investments	27,823,980
Net change in unrealized gains (losses) on
Unaffiliated securities	(51,215,132)
Foreign currency and foreign currency translations	3,409
Net change in unrealized gains (losses) on investments	(51,211,723)
Net realized and unrealized gains (losses) on investments	(23,387,743)
Net decrease in net assets resulting from operations	$(23,749,255)
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund | 9

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment loss		$(361,512)		$(1,838,363)
Net realized gains on investments		27,823,980		48,078,870
Net change in unrealized gains (losses) on investments		(51,211,723)		108,726,647
Net increase (decrease) in net assets resulting from operations		(23,749,255)		154,967,154
Distributions to shareholders from
Net investment income and net realized gains
Class A		(41,978,446)		(25,647,705)
Class C		(114,745)		(87,239)
Class R6		(325,254)		(201,162)
Administrator Class		(66,931)[1]		(37,933)
Institutional Class		(2,810,180)		(2,465,513)
Total distributions to shareholders		(45,295,556)		(28,439,552)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	283,130	4,842,320	245,876	4,188,714
Class C	8,264	65,420	12,027	94,309
Class R6	150,602	2,961,198	79,172	1,522,437
Administrator Class	1,441 [1]	26,808 [1]	4,096	77,381
Institutional Class	239,933	4,680,292	263,165	5,072,291
		12,576,038		10,955,132
Reinvestment of distributions
Class A	2,183,359	39,540,624	1,496,401	24,256,663
Class C	15,218	114,745	11,493	84,361
Class R6	15,743	325,248	10,913	199,591
Administrator Class	3,233 [1]	63,307 [1]	2,062	35,933
Institutional Class	136,780	2,805,360	135,423	2,460,641
		42,849,284		27,037,189
Payment for shares redeemed
Class A	(5,767,745)	(99,720,622)	(5,570,716)	(95,517,303)
Class C	(46,001)	(344,569)	(51,477)	(413,853)
Class R6	(106,873)	(2,072,214)	(170,722)	(3,310,178)
Administrator Class	(13,422)[1]	(233,360)[1]	(22,454)	(397,809)
Institutional Class	(1,463,631)	(28,059,915)	(1,857,001)	(35,576,838)
		(130,430,680)		(135,215,981)
1 For the period from October 1, 2024 to September 12, 2025
The accompanying notes are an integral part of these financial statements.
10 | Allspring Common Stock Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
	Shares		Shares
Share conversions
Administrator Class	(52,103)[2]	$(965,208)[2]	0	$0
Institutional Class	49,648 [2]	965,208 [2]	0	0
		0		0
Net decrease in net assets resulting from capital share transactions		(75,005,358)		(97,223,660)
Total increase (decrease) in net assets		(144,050,169)		29,303,942
Net assets
Beginning of period		799,373,723		770,069,781
End of period		$655,323,554		$799,373,723
2 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund | 11

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$18.62	$15.89	$16.31	$24.46	$17.88
Net investment loss	(0.01)[1]	(0.05)[1]	(0.05)[1]	(0.12)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.47)	3.39	2.34	(3.79)	7.75
Total from investment operations	(0.48)	3.34	2.29	(3.91)	7.63
Distributions to shareholders from
Net realized gains	(1.10)	(0.61)	(2.71)	(4.24)	(1.05)
Net asset value, end of period	$17.04	$18.62	$15.89	$16.31	$24.46
Total return[2]	(2.93)%	21.60%	14.48%	(20.08)%	43.77%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.26%	1.27%	1.26%	1.25%
Net expenses	1.19%	1.21%	1.23%	1.23%	1.23%
Net investment loss	(0.07)%	(0.27)%	(0.30)%	(0.58)%	(0.50)%
Supplemental data
Portfolio turnover rate	56%	46%	36%	40%	48%
Net assets, end of period (000s omitted)	$614,352	$733,100	$686,143	$684,178	$945,399

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$8.38	$7.52	$9.05	$15.45	$11.70
Net investment loss	(0.06)[1]	(0.08)[1]	(0.08)[1]	(0.14)[1]	(0.18)[1]
Net realized and unrealized gains (losses) on investments	(0.17)	1.55	1.26	(2.02)	4.98
Total from investment operations	(0.23)	1.47	1.18	(2.16)	4.80
Distributions to shareholders from
Net realized gains	(1.10)	(0.61)	(2.71)	(4.24)	(1.05)
Net asset value, end of period	$7.05	$8.38	$7.52	$9.05	$15.45
Total return[2]	(3.61)%	20.72%	13.64%	(20.56)%	42.64%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.94%	1.95%	1.88%	1.99%
Net expenses	1.90%	1.94%	1.95%	1.88%	1.99%
Net investment loss	(0.79)%	(0.99)%	(1.02)%	(1.23)%	(1.26)%
Supplemental data
Portfolio turnover rate	56%	46%	36%	40%	48%
Net assets, end of period (000s omitted)	$663	$977	$1,087	$1,314	$2,405

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund | 13

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2025	2024	2023	2022	2021
Net asset value, beginning of period	$21.08	$17.84	$17.94	$26.41	$19.16
Net investment income (loss)	0.06 [1]	0.02 [1]	0.02 [1]	(0.04)[1]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	(0.55)	3.83	2.59	(4.19)	8.32
Total from investment operations	(0.49)	3.85	2.61	(4.23)	8.30
Distributions to shareholders from
Net realized gains	(1.10)	(0.61)	(2.71)	(4.24)	(1.05)
Net asset value, end of period	$19.49	$21.08	$17.84	$17.94	$26.41
Total return[2]	(2.63)%	22.11%	15.00%	(19.77)%	44.37%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.84%	0.84%	0.83%	0.82%
Net expenses	0.83%	0.83%	0.83%	0.83%	0.82%
Net investment income (loss)	0.28%	0.12%	0.09%	(0.17)%	(0.09)%
Supplemental data
Portfolio turnover rate	56%	46%	36%	40%	48%
Net assets, end of period (000s omitted)	$6,555	$5,837	$6,378	$27,209	$35,280

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$20.93	$17.72	$17.85	$26.30	$19.09
Net investment income (loss)	0.05 [1]	0.02 [1]	0.02 [1]	(0.04)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	(0.54)	3.80	2.56	(4.17)	8.29
Total from investment operations	(0.49)	3.82	2.58	(4.21)	8.26
Distributions to shareholders from
Net realized gains	(1.10)	(0.61)	(2.71)	(4.24)	(1.05)
Net asset value, end of period	$19.34	$20.93	$17.72	$17.85	$26.30
Total return[2]	(2.65)%	22.09%	14.89%	(19.78)%	44.32%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.94%	0.94%	0.93%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	0.27%	0.10%	0.09%	(0.20)%	(0.14)%
Supplemental data
Portfolio turnover rate	56%	46%	36%	40%	48%
Net assets, end of period (000s omitted)	$33,753	$58,240	$75,148	$74,701	$98,202

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Common Stock Fund | 15

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Common Stock Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on September 12, 2025, Administrator Class shares became Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2025, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
16 | Allspring Common Stock Fund

Notes to financial statements
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $505,198,863 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$180,385,750
Gross unrealized losses	(29,732,136)
Net unrealized gains	$150,653,614
As of September 30, 2025, the Fund had current year deferred post-October capital losses and a qualified late-year ordinary loss which will both be recognized on the first day of the following fiscal year in the following amounts:
Deferred post-October capital losses
Short-Term	Late-Year Ordinary Loss Deferred
3,603,006	360,630
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Common Stock Fund | 17

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$9,366,561	$0	$0	$9,366,561
Consumer discretionary	87,780,070	0	0	87,780,070
Consumer staples	3,701,667	0	0	3,701,667
Energy	14,801,262	0	0	14,801,262
Financials	119,699,967	0	0	119,699,967
Health care	58,084,554	0	0	58,084,554
Industrials	146,468,423	0	0	146,468,423
Information technology	111,288,221	0	0	111,288,221
Materials	52,787,614	0	0	52,787,614
Real estate	36,465,747	0	0	36,465,747
Investment companies	10,421,702	0	0	10,421,702
Short-term investments
Investment companies	4,986,689	0	0	4,986,689
Total assets	$655,852,477	$0	$0	$655,852,477
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds
18 | Allspring Common Stock Fund

Notes to financial statements
Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.25%
Class C	2.00
Class R6	0.83
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $398 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2025.
Allspring Common Stock Fund | 19

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2025 were $393,527,270 and $515,213,863, respectively.
6.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2025, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Ordinary income	$11,795,951	$7,329,047
Long-term capital gain	33,499,605	21,110,505
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:
			Post-October capital losses deferred
Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Short-term
$21,414,715	$150,657,712	$360,630	$3,603,006
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s
20 | Allspring Common Stock Fund

Notes to financial statements
single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
10.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
11.
CLASS CONVERSION
At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.
Allspring Common Stock Fund | 21

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Common Stock Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
22 | Allspring Common Stock Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 40% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2025.
Pursuant to Section 852 of the Internal Revenue Code, $33,499,605 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $5,647,015 of income dividends paid during the fiscal year ended September 30, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2025, $11,795,951 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Common Stock Fund | 23

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

24 | Allspring Common Stock Fund

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Common Stock Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Common Stock Fund | 25

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was in range of the average investment performance of the Universe for the ten-year period under review, but lower for all other periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 2500™ Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to the investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class.
It was noted that the Board had approved a proposal to convert Administrator Class shares into Institutional Class shares for the Fund and that the conversion is expected to occur on or about September 12, 2025.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the expense Groups for each share class, except for Class A in which it was higher than the average rates for the expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

26 | Allspring Common Stock Fund

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Common Stock Fund | 27

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3301 09-25

Allspring SMID Cap Growth Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring SMID Cap Growth Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Shares	Value
Common stocks: 98.09%
Communication services: 3.63%
Entertainment: 3.63%
Liberty Media Corp.-Liberty Live Class C†	167,979	$16,288,924
TKO Group Holdings, Inc. Class A	90,203	18,217,398
		34,506,322
Consumer discretionary: 12.85%
Broadline retail: 1.30%
MercadoLibre, Inc.†	5,288	12,357,739
Diversified consumer services: 1.47%
Adtalem Global Education, Inc.†	90,424	13,965,987
Hotels, restaurants & leisure: 5.24%
Dutch Bros, Inc. Class A†	231,193	12,100,641
Hyatt Hotels Corp. Class A	81,774	11,606,184
Viking Holdings Ltd.†	207,877	12,921,634
Wingstop, Inc.	52,479	13,207,915
		49,836,374
Household durables: 2.26%
SharkNinja, Inc.†	88,542	9,133,108
Taylor Morrison Home Corp. Class A†	186,829	12,332,582
		21,465,690
Specialty retail: 2.58%
Burlington Stores, Inc.†	42,319	10,770,185
Chewy, Inc. Class A†	340,988	13,792,965
		24,563,150
Financials: 7.26%
Capital markets: 1.33%
Miami International Holdings, Inc.†	120,963	4,869,970
Robinhood Markets, Inc. Class A†	54,541	7,809,181
		12,679,151
Financial services: 4.59%
Affirm Holdings, Inc.†	215,170	15,724,624
Equitable Holdings, Inc.	373,090	18,945,510
Toast, Inc. Class A†	245,510	8,963,570
		43,633,704
Insurance: 1.34%
Ryan Specialty Holdings, Inc. Class A	225,243	12,694,695
Health care: 20.75%
Biotechnology: 6.31%
ADMA Biologics, Inc.†	406,139	5,953,998
Ascendis Pharma AS ADR†	56,227	11,178,490
The accompanying notes are an integral part of these financial statements.
2 | Allspring SMID Cap Growth Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Biotechnology(continued)
Insmed, Inc.†	85,158	$12,263,603
Natera, Inc.†	53,029	8,536,078
Neurocrine Biosciences, Inc.†	76,196	10,696,394
Soleno Therapeutics, Inc.†	70,416	4,760,122
Vericel Corp.†	211,000	6,640,170
		60,028,855
Health care equipment & supplies: 4.67%
Glaukos Corp.†	88,431	7,211,548
iRhythm Technologies, Inc.†	119,346	20,526,319
Penumbra, Inc.†	65,719	16,647,937
		44,385,804
Health care providers & services: 7.46%
Guardant Health, Inc.†	175,040	10,936,499
HealthEquity, Inc.†	165,760	15,709,075
Option Care Health, Inc.†	404,746	11,235,749
RadNet, Inc.†	264,839	20,183,380
Tenet Healthcare Corp.†	63,292	12,850,808
		70,915,511
Life sciences tools & services: 1.07%
Repligen Corp.†	76,233	10,190,065
Pharmaceuticals: 1.24%
Teva Pharmaceutical Industries Ltd. ADR†	584,324	11,803,345
Industrials: 25.66%
Aerospace & defense: 4.54%
ATI, Inc.†	99,550	8,097,397
Curtiss-Wright Corp.	36,169	19,637,597
Mercury Systems, Inc.†	200,451	15,514,907
		43,249,901
Building products: 1.14%
AAON, Inc.	116,130	10,851,187
Commercial services & supplies: 4.19%
Casella Waste Systems, Inc. Class A†	208,920	19,822,330
RB Global, Inc.	113,830	12,334,619
Tetra Tech, Inc.	229,835	7,671,892
		39,828,841
Construction & engineering: 6.38%
Argan, Inc.	50,260	13,572,713
Construction Partners, Inc. Class A†	168,719	21,427,313
EMCOR Group, Inc.	39,498	25,655,531
		60,655,557
The accompanying notes are an integral part of these financial statements.
Allspring SMID Cap Growth Fund | 3

Portfolio of investments—September 30, 2025

	Shares	Value
Electrical equipment: 0.58%
Power Solutions International, Inc.†	55,993	$5,499,632
Ground transportation: 1.18%
Saia, Inc.†	37,447	11,210,134
Machinery: 2.95%
ESAB Corp.	101,670	11,360,606
RBC Bearings, Inc.†	42,827	16,714,950
		28,075,556
Professional services: 2.01%
Parsons Corp.†	120,640	10,003,469
UL Solutions, Inc. Class A	128,370	9,096,298
		19,099,767
Trading companies & distributors: 2.69%
Applied Industrial Technologies, Inc.	58,064	15,157,607
SiteOne Landscape Supply, Inc.†	81,105	10,446,324
		25,603,931
Information technology: 21.65%
Electronic equipment, instruments & components: 4.37%
Celestica, Inc.†	86,171	21,230,811
Novanta, Inc.†	92,001	9,213,900
Teledyne Technologies, Inc.†	19,039	11,157,616
		41,602,327
Semiconductors & semiconductor equipment: 5.43%
Astera Labs, Inc.†	69,788	13,664,490
Impinj, Inc.†	50,204	9,074,373
Monolithic Power Systems, Inc.	13,908	12,804,261
Rambus, Inc.†	154,162	16,063,681
		51,606,805
Software: 11.85%
Clearwater Analytics Holdings, Inc. Class A†	693,692	12,500,330
Commvault Systems, Inc.†	90,868	17,154,061
Guidewire Software, Inc.†	66,348	15,250,751
Procore Technologies, Inc.†	190,243	13,872,519
SailPoint, Inc.†	344,273	7,601,548
Samsara, Inc. Class A†	273,656	10,193,686
ServiceTitan, Inc. Class A†	83,603	8,429,690
Tyler Technologies, Inc.†	23,799	12,450,685
Varonis Systems, Inc. Class B†	265,431	15,254,320
		112,707,590
Materials: 1.90%
Metals & mining: 1.90%
Carpenter Technology Corp.	73,782	18,116,432
The accompanying notes are an integral part of these financial statements.
4 | Allspring SMID Cap Growth Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Real estate: 1.56%
Real estate management & development: 1.56%
Jones Lang LaSalle, Inc.†	49,890	$14,881,189
Utilities: 2.83%
Independent power and renewable electricity producers: 2.83%
Talen Energy Corp.†	63,278	26,917,196
Total common stocks (Cost $684,780,590)		932,932,437

		Yield
Short-term investments: 0.44%
Investment companies: 0.44%
Allspring Government Money Market Fund Select Class♠∞		4.07%	4,220,964	4,220,964
Total short-term investments (Cost $4,220,964)				4,220,964
Total investments in securities (Cost $689,001,554)	98.53%			937,153,401
Other assets and liabilities, net	1.47			13,954,349
Total net assets	100.00%			$951,107,750

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,714,757	$326,982,322	$(326,476,115)	$0	$0	$4,220,964	4,220,964	$345,234
The accompanying notes are an integral part of these financial statements.
Allspring SMID Cap Growth Fund | 5

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $684,780,590)	$932,932,437
Investments in affiliated securities, at value (cost $4,220,964)	4,220,964
Cash	3
Receivable for investments sold	11,387,945
Receivable for Fund shares sold	6,208,465
Receivable for dividends	49,246
Prepaid expenses and other assets	56,966
Total assets	954,856,026
Liabilities
Payable for investments purchased	2,362,655
Payable for Fund shares redeemed	573,211
Management fee payable	571,639
Administration fees payable	109,683
Shareholder servicing fees payable	84,476
Distribution fee payable	1,317
Trustees’ fees and expenses payable	558
Accrued expenses and other liabilities	44,737
Total liabilities	3,748,276
Total net assets	$951,107,750
Net assets consist of
Paid-in capital	$582,466,555
Total distributable earnings	368,641,195
Total net assets	$951,107,750
Computation of net asset value and offering price per share
Net assets–Class A	$358,862,881
Shares outstanding–Class A1	13,109,884
Net asset value per share–Class A	$27.37
Maximum offering price per share – Class A2	$29.04
Net assets–Class C	$2,117,733
Shares outstanding–Class C1	114,337
Net asset value per share–Class C	$18.52
Net assets–Class R6	$172,995,166
Shares outstanding–Class R6[1]	5,119,878
Net asset value per share–Class R6	$33.79
Net assets–Administrator Class	$42,711,648
Shares outstanding–Administrator Class[1]	1,445,435
Net asset value per share–Administrator Class	$29.55
Net assets–Institutional Class	$374,420,322
Shares outstanding–Institutional Class[1]	11,301,101
Net asset value per share–Institutional Class	$33.13
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
6 | Allspring SMID Cap Growth Fund

Statement of operations—year ended September 30, 2025
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $25,559)	$1,625,141
Income from affiliated securities	345,234
Interest	8,911
Total investment income	1,979,286
Expenses
Management fee	7,768,403
Administration fees
Class A	756,428
Class C	4,703
Class R6	58,986
Administrator Class	63,105
Institutional Class	493,726
Shareholder servicing fees
Class A	945,173
Class C	5,870
Administrator Class	121,227
Distribution fee
Class C	17,520
Custody and accounting fees	40,675
Professional fees	54,066
Registration fees	82,098
Shareholder report expenses	67,355
Trustees’ fees and expenses	14,435
Interest expense	4,479
Other fees and expenses	66,448
Total expenses	10,564,697
Less: Fee waivers and/or expense reimbursements
Fund-level	(411,012)
Class A	(167,233)
Class C	(7)
Administrator Class	(8)
Institutional Class	(20,328)
Net expenses	9,966,109
Net investment loss	(7,986,823)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	146,071,880
Net change in unrealized gains (losses) on investments	(68,307,802)
Net realized and unrealized gains (losses) on investments	77,764,078
Net increase in net assets resulting from operations	$69,777,255
The accompanying notes are an integral part of these financial statements.
Allspring SMID Cap Growth Fund | 7

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment loss		$(7,986,823)		$(7,046,425)
Net realized gains on investments		146,071,880		157,405,177
Net change in unrealized gains (losses) on investments		(68,307,802)		156,534,358
Net increase in net assets resulting from operations		69,777,255		306,893,110
Distributions to shareholders from
Net investment income and net realized gains
Class A		(36,981,041)		0
Class C		(336,902)		0
Class R6		(18,398,144)		0
Administrator Class		(4,404,183)		0
Institutional Class		(30,894,971)		0
Total distributions to shareholders		(91,015,241)		0
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	281,750	7,372,906	444,049	10,770,592
Class C	11,682	217,068	13,647	246,450
Class R6	803,776	26,013,457	1,480,279	44,494,152
Administrator Class	198,491	5,566,343	353,172	8,648,190
Institutional Class	1,584,459	50,348,502	2,045,572	60,215,008
		89,518,276		124,374,392
Reinvestment of distributions
Class A	1,321,112	35,987,085	0	0
Class C	17,618	326,822	0	0
Class R6	538,340	18,045,142	0	0
Administrator Class	149,526	4,396,056	0	0
Institutional Class	836,068	27,506,624	0	0
		86,261,729		0
Payment for shares redeemed
Class A	(3,200,951)	(83,624,100)	(3,751,114)	(92,194,209)
Class C	(50,257)	(907,654)	(83,886)	(1,459,188)
Class R6	(3,874,288)	(123,889,864)	(4,949,079)	(144,842,709)
Administrator Class	(683,441)	(19,256,342)	(697,639)	(18,484,856)
Institutional Class	(3,305,767)	(105,307,455)	(6,597,714)	(195,353,494)
		(332,985,415)		(452,334,456)
Net decrease in net assets resulting from capital share transactions		(157,205,410)		(327,960,064)
Total decrease in net assets		(178,443,396)		(21,066,954)
Net assets
Beginning of period		1,129,551,146		1,150,618,100
End of period		$951,107,750		$1,129,551,146
The accompanying notes are an integral part of these financial statements.
8 | Allspring SMID Cap Growth Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$27.92	$21.43	$19.73	$47.48	$39.95
Net investment loss	(0.26)[1]	(0.20)[1]	(0.17)[1]	(0.30)[1]	(0.53)
Net realized and unrealized gains (losses) on investments	2.30	6.69	2.16	(14.84)	10.51
Total from investment operations	2.04	6.49	1.99	(15.14)	9.98
Distributions to shareholders from
Net realized gains	(2.59)	0.00	(0.29)	(12.61)	(2.45)
Net asset value, end of period	$27.37	$27.92	$21.43	$19.73	$47.48
Total return[2]	7.33%	30.28%	10.08%	(42.03)%	25.48%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.24%	1.24%	1.21%	1.19%
Net expenses	1.17%	1.18%	1.20%	1.19%	1.18%
Net investment loss	(0.97)%	(0.82)%	(0.77)%	(1.08)%	(1.08)%
Supplemental data
Portfolio turnover rate	74%	64%	52%	58%	51%
Net assets, end of period (000s omitted)	$358,863	$410,614	$386,119	$414,018	$875,257

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring SMID Cap Growth Fund | 9

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$19.81	$15.33	$14.30	$38.31	$32.88
Net investment loss	(0.32)[1]	(0.28)[1]	(0.24)[1]	(0.42)[1]	(0.70)[1]
Net realized and unrealized gains (losses) on investments	1.62	4.76	1.56	(10.98)	8.58
Total from investment operations	1.30	4.48	1.32	(11.40)	7.88
Distributions to shareholders from
Net realized gains	(2.59)	0.00	(0.29)	(12.61)	(2.45)
Net asset value, end of period	$18.52	$19.81	$15.33	$14.30	$38.31
Total return[2]	6.52%	29.22%	9.28%	(42.48)%	24.52%
Ratios to average net assets (annualized)
Gross expenses	2.00%	1.98%	1.98%	1.94%	1.94%
Net expenses	1.96%	1.96%	1.97%	1.94%	1.94%
Net investment loss	(1.76)%	(1.59)%	(1.54)%	(1.84)%	(1.84)%
Supplemental data
Portfolio turnover rate	74%	64%	52%	58%	51%
Net assets, end of period (000s omitted)	$2,118	$2,681	$3,151	$3,622	$17,909

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
10 | Allspring SMID Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2025	2024	2023	2022	2021
Net asset value, beginning of period	$33.77	$25.83	$23.63	$54.02	$44.98
Net investment loss	(0.19)[1]	(0.12)[1]	(0.09)[1]	(0.22)[1]	(0.35)[1]
Net realized and unrealized gains (losses) on investments	2.80	8.06	2.58	(17.56)	11.84
Total from investment operations	2.61	7.94	2.49	(17.78)	11.49
Distributions to shareholders from
Net realized gains	(2.59)	0.00	(0.29)	(12.61)	(2.45)
Net asset value, end of period	$33.79	$33.77	$25.83	$23.63	$54.02
Total return[2]	7.78%	30.74%	10.58%	(41.80)%	26.01%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.81%	0.78%	0.76%
Net expenses	0.79%	0.79%	0.79%	0.78%	0.76%
Net investment loss	(0.59)%	(0.42)%	(0.36)%	(0.66)%	(0.66)%
Supplemental data
Portfolio turnover rate	74%	64%	52%	58%	51%
Net assets, end of period (000s omitted)	$172,995	$258,437	$287,218	$353,183	$771,279

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring SMID Cap Growth Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$29.94	$22.97	$21.12	$49.83	$41.79
Net investment loss	(0.27)[1]	(0.20)[1]	(0.16)[1]	(0.30)[1]	(0.49)[1]
Net realized and unrealized gains (losses) on investments	2.47	7.17	2.30	(15.80)	10.98
Total from investment operations	2.20	6.97	2.14	(16.10)	10.49
Distributions to shareholders from
Net realized gains	(2.59)	0.00	(0.29)	(12.61)	(2.45)
Net asset value, end of period	$29.55	$29.94	$22.97	$21.12	$49.83
Total return[2]	7.38%	30.34%	10.18%	(41.98)%	25.58%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.16%	1.12%	1.09%	1.11%
Net expenses	1.14%	1.14%	1.11%	1.09%	1.11%
Net investment loss	(0.94)%	(0.77)%	(0.69)%	(0.98)%	(1.01)%
Supplemental data
Portfolio turnover rate	74%	64%	52%	58%	51%
Net assets, end of period (000s omitted)	$42,712	$53,313	$48,826	$70,724	$189,022

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring SMID Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$33.19	$25.41	$23.27	$53.45	$44.57
Net investment loss	(0.22)[1]	(0.15)[1]	(0.12)[1]	(0.25)[1]	(0.40)[1]
Net realized and unrealized gains (losses) on investments	2.75	7.93	2.55	(17.32)	11.73
Total from investment operations	2.53	7.78	2.43	(17.57)	11.33
Distributions to shareholders from
Net realized gains	(2.59)	0.00	(0.29)	(12.61)	(2.45)
Net asset value, end of period	$33.13	$33.19	$25.41	$23.27	$53.45
Total return[2]	7.66%	30.62%	10.49%	(41.88)%	25.91%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.92%	0.91%	0.88%	0.86%
Net expenses	0.89%	0.89%	0.89%	0.88%	0.86%
Net investment loss	(0.69)%	(0.52)%	(0.46)%	(0.76)%	(0.76)%
Supplemental data
Portfolio turnover rate	74%	64%	52%	58%	51%
Net assets, end of period (000s omitted)	$374,420	$404,506	$425,304	$517,465	$1,090,159

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring SMID Cap Growth Fund | 13

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring SMID Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $696,459,856 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$264,659,596
Gross unrealized losses	(23,966,051)
Net unrealized gains	$240,693,545
14 | Allspring SMID Cap Growth Fund

Notes to financial statements
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$34,506,322	$0	$0	$34,506,322
Consumer discretionary	122,188,940	0	0	122,188,940
Financials	69,007,550	0	0	69,007,550
Health care	197,323,580	0	0	197,323,580
Industrials	244,074,506	0	0	244,074,506
Information technology	205,916,722	0	0	205,916,722
Materials	18,116,432	0	0	18,116,432
Real estate	14,881,189	0	0	14,881,189
Utilities	26,917,196	0	0	26,917,196
Short-term investments
Investment companies	4,220,964	0	0	4,220,964
Total assets	$937,153,401	$0	$0	$937,153,401
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds
Allspring SMID Cap Growth Fund | 15

Notes to financial statements
Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.21%
Class C	1.96
Class R6	0.79
Administrator Class	1.14
Institutional Class	0.89
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $860 from the sale of Class A shares and $150 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2025.
16 | Allspring SMID Cap Growth Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2025 were $734,978,408 and $1,008,022,383, respectively.
6.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
During the year ended September 30, 2025, the Fund had average borrowings outstanding of $98,904 at an average rate of 4.53% and paid interest in the amount of $4,479. The maximum amount borrowed during the year ended September 30, 2025 was $7,300,000.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Ordinary income	$8,970,036	$0
Long-term capital gain	82,045,205	0
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,747,988	$124,199,859	$240,693,545
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the
Allspring SMID Cap Growth Fund | 17

Notes to financial statements
Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
11.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
12.
CLASS CONVERSION
At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.
18 | Allspring SMID Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring SMID Cap Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
Allspring SMID Cap Growth Fund | 19

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 23% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2025.
Pursuant to Section 852 of the Internal Revenue Code, $82,045,205 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $2,247,297 of income dividends paid during the fiscal year ended September 30, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2025, $8,970,036 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

20 | Allspring SMID Cap Growth Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring SMID Cap Growth Fund | 21

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring SMID Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

22 | Allspring SMID Cap Growth Fund

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-year period under review, but lower for all other periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Russell 2500 Growth Index, for the one-year period under review, in range of the investment performance of its benchmark index for the ten-year period under review, and lower than the investment performance of its benchmark index for the three- and five-year periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to the investment decisions and market factors that affected the Fund’s investment performance.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for Class A and Institutional Class, equal to the median net operating expense ratios of the expense Groups for Class R6, and higher than the median net operating expense ratios of the expense Groups for Administrator Class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the expense Groups for Institutional Class and Class R6, and higher than the sum of the average rates for the expense Groups for Class A and Administrator Class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring SMID Cap Growth Fund | 23

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

24 | Allspring SMID Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3321 09-25

Allspring Mid Cap Growth Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Mid Cap Growth Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Shares	Value
Common stocks: 99.71%
Communication services: 11.05%
Entertainment: 11.05%
Live Nation Entertainment, Inc.†	99,003	$16,177,090
Nintendo Co. Ltd. ADR	547,182	11,676,864
Roblox Corp. Class A†	161,683	22,396,329
Spotify Technology SA†	11,042	7,707,316
TKO Group Holdings, Inc. Class A	72,407	14,623,318
		72,580,917
Consumer discretionary: 16.08%
Broadline retail: 1.98%
MercadoLibre, Inc.†	5,575	13,028,441
Hotels, restaurants & leisure: 8.39%
DoorDash, Inc. Class A†	43,203	11,750,784
DraftKings, Inc. Class A†	227,028	8,490,847
Hilton Worldwide Holdings, Inc.	77,342	20,065,608
Viking Holdings Ltd.†	238,466	14,823,047
		55,130,286
Household durables: 1.35%
PulteGroup, Inc.	67,356	8,899,748
Specialty retail: 4.36%
Burlington Stores, Inc.†	46,473	11,827,378
Carvana Co. Class A†	44,490	16,783,408
		28,610,786
Financials: 9.39%
Capital markets: 3.96%
Coinbase Global, Inc. Class A†	13,017	4,393,107
LPL Financial Holdings, Inc.	26,682	8,876,835
Robinhood Markets, Inc. Class A†	89,132	12,761,920
		26,031,862
Financial services: 4.38%
Affirm Holdings, Inc.†	125,950	9,204,426
Equitable Holdings, Inc.	204,306	10,374,658
Toast, Inc. Class A†	251,543	9,183,835
		28,762,919
Insurance: 1.05%
Ryan Specialty Holdings, Inc. Class A	122,106	6,881,894
Health care: 16.78%
Biotechnology: 5.78%
Alnylam Pharmaceuticals, Inc.†	40,790	18,600,240
The accompanying notes are an integral part of these financial statements.
2 | Allspring Mid Cap Growth Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Biotechnology(continued)
Argenx SE ADR†	10,788	$7,956,797
Natera, Inc.†	71,095	11,444,162
		38,001,199
Health care equipment & supplies: 4.01%
IDEXX Laboratories, Inc.†	25,253	16,133,889
Penumbra, Inc.†	40,446	10,245,781
		26,379,670
Health care providers & services: 4.77%
Cencora, Inc.	47,772	14,930,183
Guardant Health, Inc.†	63,320	3,956,233
RadNet, Inc.†	163,194	12,437,015
		31,323,431
Life sciences tools & services: 1.07%
Repligen Corp.†	52,688	7,042,805
Pharmaceuticals: 1.15%
Teva Pharmaceutical Industries Ltd. ADR†	373,214	7,538,923
Industrials: 22.05%
Aerospace & defense: 5.93%
Axon Enterprise, Inc.†	22,453	16,113,171
Curtiss-Wright Corp.	25,708	13,957,902
Howmet Aerospace, Inc.	45,280	8,885,294
		38,956,367
Commercial services & supplies: 3.12%
RB Global, Inc.	87,702	9,503,389
Waste Connections, Inc.	62,482	10,984,335
		20,487,724
Construction & engineering: 4.43%
EMCOR Group, Inc.	17,259	11,210,411
Quanta Services, Inc.	43,197	17,901,701
		29,112,112
Electrical equipment: 2.81%
Vertiv Holdings Co. Class A	122,653	18,503,431
Ground transportation: 1.17%
Saia, Inc.†	25,610	7,666,610
Machinery: 1.79%
RBC Bearings, Inc.†	30,151	11,767,634
The accompanying notes are an integral part of these financial statements.
Allspring Mid Cap Growth Fund | 3

Portfolio of investments—September 30, 2025

	Shares	Value
Trading companies & distributors: 2.80%
Applied Industrial Technologies, Inc.	44,470	$11,608,893
SiteOne Landscape Supply, Inc.†	52,802	6,800,898
		18,409,791
Information technology: 17.16%
Electronic equipment, instruments & components: 1.09%
Teledyne Technologies, Inc.†	12,220	7,161,409
IT services: 2.99%
Cloudflare, Inc. Class A†	67,979	14,587,614
Snowflake, Inc.†	22,364	5,044,200
		19,631,814
Semiconductors & semiconductor equipment: 2.74%
Monolithic Power Systems, Inc.	19,523	17,973,655
Software: 10.34%
AppLovin Corp. Class A†	17,436	12,528,464
Commvault Systems, Inc.†	34,839	6,576,906
Fair Isaac Corp.†	8,857	13,254,766
Guidewire Software, Inc.†	21,298	4,895,558
Procore Technologies, Inc.†	112,608	8,211,375
Samsara, Inc. Class A†	249,383	9,289,517
Tyler Technologies, Inc.†	25,244	13,206,651
		67,963,237
Materials: 3.39%
Construction materials: 1.95%
Vulcan Materials Co.	41,524	12,773,613
Metals & mining: 1.44%
Carpenter Technology Corp.	38,610	9,480,299
Utilities: 3.81%
Independent power and renewable electricity producers: 3.81%
Vistra Corp.	127,690	25,017,025
Total common stocks (Cost $447,604,441)		655,117,602

		Yield
Short-term investments: 0.26%
Investment companies: 0.26%
Allspring Government Money Market Fund Select Class♠∞		4.07%	1,720,927	1,720,927
Total short-term investments (Cost $1,720,927)				1,720,927
Total investments in securities (Cost $449,325,368)	99.97%			656,838,529
Other assets and liabilities, net	0.03			170,398
Total net assets	100.00%			$657,008,927

The accompanying notes are an integral part of these financial statements.
4 | Allspring Mid Cap Growth Fund

Portfolio of investments—September 30, 2025

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,789,725	$137,243,964	$(140,312,762)	$0	$0	$1,720,927	1,720,927	$161,250
The accompanying notes are an integral part of these financial statements.
Allspring Mid Cap Growth Fund | 5

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $447,604,441)	$655,117,602
Investments in affiliated securities, at value (cost $1,720,927)	1,720,927
Cash	3
Receivable for investments sold	5,591,587
Receivable for Fund shares sold	110,456
Receivable for dividends	92,983
Prepaid expenses and other assets	92,093
Total assets	662,725,651
Liabilities
Payable for investments purchased	4,894,745
Management fee payable	367,816
Shareholder servicing fees payable	128,931
Administration fees payable	106,200
Payable for Fund shares redeemed	90,683
Trustees’ fees and expenses payable	877
Distribution fee payable	212
Accrued expenses and other liabilities	127,260
Total liabilities	5,716,724
Total net assets	$657,008,927
Net assets consist of
Paid-in capital	$382,656,414
Total distributable earnings	274,352,513
Total net assets	$657,008,927
Computation of net asset value and offering price per share
Net assets–Class A	$625,391,221
Shares outstanding–Class A1	11,259,275
Net asset value per share–Class A	$55.54
Maximum offering price per share – Class A2	$58.93
Net assets–Class C	$347,098
Shares outstanding–Class C1	8,501
Net asset value per share–Class C	$40.83
Net assets–Class R6	$2,017,526
Shares outstanding–Class R6[1]	29,675
Net asset value per share–Class R6	$67.99
Net assets–Institutional Class	$29,253,082
Shares outstanding–Institutional Class[1]	434,027
Net asset value per share–Institutional Class	$67.40
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Mid Cap Growth Fund

Statement of operations—year ended September 30, 2025
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $29,574)	$1,273,871
Income from affiliated securities	161,250
Interest	144
Total investment income	1,435,265
Expenses
Management fee	4,673,958
Administration fees
Class A	1,180,893
Class C	927
Class R6	1,124
Administrator Class	2,388 [1]
Institutional Class	40,232
Shareholder servicing fees
Class A	1,476,116
Class C	1,156
Administrator Class	3,464 [1]
Distribution fee
Class C	3,438
Custody and accounting fees	9,843
Professional fees	52,191
Registration fees	155,160
Shareholder report expenses	51,722
Trustees’ fees and expenses	11,014
Other fees and expenses	35,038
Total expenses	7,698,664
Less: Fee waivers and/or expense reimbursements
Fund-level	(125,469)
Class A	(498,438)
Class C	(163)
Institutional Class	(17,154)
Net expenses	7,057,440
Net investment loss	(5,622,175)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	80,253,648
Foreign currency and foreign currency translations	(113)
Net realized gains on investments	80,253,535
Net change in unrealized gains (losses) on investments	35,139,898
Net realized and unrealized gains (losses) on investments	115,393,433
Net increase in net assets resulting from operations	$109,771,258
1 For the period from October 1, 2024 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Mid Cap Growth Fund | 7

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment loss		$(5,622,175)		$(4,894,355)
Net realized gains on investments		80,253,535		65,032,717
Net change in unrealized gains (losses) on investments		35,139,898		119,039,393
Net increase in net assets resulting from operations		109,771,258		179,177,755
Distributions to shareholders from
Net investment income and net realized gains
Class A		(58,092,029)		(13,133,463)
Class C		(80,513)		(20,718)
Class R6		(287,524)		(1,220,732)
Administrator Class		(180,360)[1]		(66,556)
Institutional Class		(2,855,090)		(591,818)
Total distributions to shareholders		(61,495,516)		(15,033,287)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	91,105	4,519,650	76,505	3,442,175
Class C	1,985	79,602	1,370	50,005
Class R6	16,714	1,068,590	59,562	3,152,815
Administrator Class	4,085 [1]	236,477 [1]	21,922	1,041,268
Institutional Class	139,497	8,592,595	158,417	8,710,962
		14,496,914		16,397,225
Reinvestment of distributions
Class A	1,069,467	54,671,124	293,587	12,389,381
Class C	2,129	80,513	602	19,562
Class R6	4,579	285,765	24,178	1,220,262
Administrator Class	3,174 [1]	178,900 [1]	1,437	66,252
Institutional Class	45,304	2,804,335	11,499	576,313
		58,020,637		14,271,770
Payment for shares redeemed
Class A	(1,230,912)	(62,359,948)	(1,419,970)	(64,576,545)
Class C	(11,351)	(427,701)	(7,972)	(271,908)
Class R6	(131,908)	(8,750,727)	(1,142,389)	(65,784,173)
Administrator Class	(9,076)[1]	(509,739)[1]	(45,155)	(2,264,271)
Institutional Class	(293,222)	(17,978,014)	(223,597)	(12,376,763)
		(90,026,129)		(145,273,660)
1 For the period from October 1, 2024 to September 12, 2025
The accompanying notes are an integral part of these financial statements.
8 | Allspring Mid Cap Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
	Shares		Shares
Share conversions
Administrator Class	(32,694)[2]	$(1,999,532)[2]	0	$0
Institutional Class	29,714 [2]	1,999,532 [2]	0	0
		0		0
Net decrease in net assets resulting from capital share transactions		(17,508,578)		(114,604,665)
Total increase in net assets		30,767,164		49,539,803
Net assets
Beginning of period		626,241,763		576,701,960
End of period		$657,008,927		$626,241,763
2 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Mid Cap Growth Fund | 9

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$51.51	$39.62	$35.92	$76.01	$64.21
Net investment loss	(0.46)[1]	(0.38)[1]	(0.32)[1]	(0.55)	(0.77)[1]
Net realized and unrealized gains (losses) on investments	9.70	13.36	4.02	(28.31)	19.17
Total from investment operations	9.24	12.98	3.70	(28.86)	18.40
Distributions to shareholders from
Net realized gains	(5.21)	(1.09)	0.00	(11.23)	(6.60)
Net asset value, end of period	$55.54	$51.51	$39.62	$35.92	$76.01
Total return[2]	18.82%	33.36%	10.27%	(44.27)%	29.90%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.23%	1.25%	1.23%	1.21%
Net expenses	1.14%	1.16%	1.17%	1.16%	1.17%
Net investment loss	(0.91)%	(0.83)%	(0.80)%	(1.03)%	(1.06)%
Supplemental data
Portfolio turnover rate	69%	57%	49%	46%	41%
Net assets, end of period (000s omitted)	$625,391	$583,572	$490,533	$490,694	$990,030

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Mid Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$39.41	$30.78	$28.12	$62.41	$54.11
Net investment loss	(0.64)[1]	(0.56)[1]	(0.48)[1]	(0.75)[1]	(1.10)[1]
Net realized and unrealized gains (losses) on investments	7.27	10.28	3.14	(22.31)	16.00
Total from investment operations	6.63	9.72	2.66	(23.06)	14.90
Distributions to shareholders from
Net realized gains	(5.21)	(1.09)	0.00	(11.23)	(6.60)
Net asset value, end of period	$40.83	$39.41	$30.78	$28.12	$62.41
Total return[2]	17.88%	32.32%	9.46%	(44.71)%	28.92%
Ratios to average net assets (annualized)
Gross expenses	1.98%	1.97%	1.99%	1.96%	1.96%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.69)%	(1.60)%	(1.57)%	(1.80)%	(1.82)%
Supplemental data
Portfolio turnover rate	69%	57%	49%	46%	41%
Net assets, end of period (000s omitted)	$347	$620	$669	$943	$2,509

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Mid Cap Growth Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2025	2024	2023	2022	2021
Net asset value, beginning of period	$61.78	$47.16	$42.59	$87.70	$72.94
Net investment loss	(0.34)[1]	(0.25)[1]	(0.20)[1]	(0.40)[1]	(0.57)[1]
Net realized and unrealized gains (losses) on investments	11.76	15.96	4.77	(33.48)	21.93
Total from investment operations	11.42	15.71	4.57	(33.88)	21.36
Distributions to shareholders from
Net realized gains	(5.21)	(1.09)	0.00	(11.23)	(6.60)
Net asset value, end of period	$67.99	$61.78	$47.16	$42.59	$87.70
Total return[2]	19.24%	33.82%	10.70%	(44.07)%	30.41%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.83%	0.80%	0.78%
Net expenses	0.80%	0.80%	0.80%	0.79%	0.78%
Net investment loss	(0.54)%	(0.47)%	(0.43)%	(0.66)%	(0.68)%
Supplemental data
Portfolio turnover rate	69%	57%	49%	46%	41%
Net assets, end of period (000s omitted)	$2,018	$8,668	$56,539	$51,082	$94,430

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Mid Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$61.32	$46.84	$42.33	$87.27	$72.66
Net investment loss	(0.38)[1]	(0.28)[1]	(0.23)[1]	(0.44)[1]	(0.62)[1]
Net realized and unrealized gains (losses) on investments	11.67	15.85	4.74	(33.27)	21.83
Total from investment operations	11.29	15.57	4.51	(33.71)	21.21
Distributions to shareholders from
Net realized gains	(5.21)	(1.09)	0.00	(11.23)	(6.60)
Net asset value, end of period	$67.40	$61.32	$46.84	$42.33	$87.27
Total return[2]	19.17%	33.75%	10.65%	(44.11)%	30.31%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.91%	0.92%	0.90%	0.88%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.62)%	(0.52)%	(0.49)%	(0.72)%	(0.74)%
Supplemental data
Portfolio turnover rate	69%	57%	49%	46%	41%
Net assets, end of period (000s omitted)	$29,253	$31,440	$26,530	$35,710	$78,349

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Mid Cap Growth Fund | 13

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Mid Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on September 12, 2025, Administrator Class shares became Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
14 | Allspring Mid Cap Growth Fund

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $449,902,131 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$218,632,301
Gross unrealized losses	(11,695,903)
Net unrealized gains	$206,936,398
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$72,580,917	$0	$0	$72,580,917
Consumer discretionary	105,669,261	0	0	105,669,261
Financials	61,676,675	0	0	61,676,675
Health care	110,286,028	0	0	110,286,028
Industrials	144,903,669	0	0	144,903,669
Information technology	112,730,115	0	0	112,730,115
Materials	22,253,912	0	0	22,253,912
Utilities	25,017,025	0	0	25,017,025
Short-term investments
Investment companies	1,720,927	0	0	1,720,927
Total assets	$656,838,529	$0	$0	$656,838,529
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
Allspring Mid Cap Growth Fund | 15

Notes to financial statements
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.18%
Class C	1.93
Class R6	0.80
Institutional Class	0.85
16 | Allspring Mid Cap Growth Fund

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $1,830 from the sale of Class A shares and $42 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2025.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2025 were $431,281,825 and $515,939,257, respectively.
6.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2025, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Long-term capital gain	$61,495,516	$15,033,287
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$7,349,405	$60,077,796	$206,936,398
8.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Mid Cap Growth Fund | 17

Notes to financial statements
9.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
10.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
11.
CLASS CONVERSION
At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.
18 | Allspring Mid Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Mid Cap Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
Allspring Mid Cap Growth Fund | 19

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $61,495,516 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2025.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

20 | Allspring Mid Cap Growth Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring Mid Cap Growth Fund | 21

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Mid Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

22 | Allspring Mid Cap Growth Fund

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-year period under review, in range of the average investment performance of the Universe for the ten-year period under review, and lower than the average investment performance of the Universe for the three- and five-year periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell Midcap Growth Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for the one-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for Class A, equal to the median net operating expense ratios of the expense Groups for Institutional Class and Class R6, and higher than the median net operating expense ratios of the expense Groups for Administrator Class.
It was noted that the Board had approved a proposal to convert Administrator Class shares into Institutional Class shares for the Fund and that the conversion is expected to occur on or about September 12, 2025.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the expense Groups for Institutional Class and Class R6, and higher than the sum of the average rates for the expense Groups for Class A and Administrative Class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.

Allspring Mid Cap Growth Fund | 23

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

24 | Allspring Mid Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3018 09-25

Allspring Special Mid Cap Value Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Special Mid Cap Value Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Shares	Value
Common stocks: 98.52%
Communication services: 0.26%
Media: 0.26%
NIQ Global Intelligence PLC†	2,290,411	$35,959,453
Consumer discretionary: 6.58%
Automobile components: 1.44%
Aptiv PLC†	2,285,130	197,023,909
Household durables: 2.78%
D.R. Horton, Inc.	1,171,500	198,534,105
Somnigroup International, Inc.	1,458,544	122,999,015
TopBuild Corp.†	149,200	58,316,312
		379,849,432
Specialty retail: 1.30%
AutoZone, Inc.†	41,300	177,186,912
Textiles, apparel & luxury goods: 1.06%
PVH Corp.	1,724,500	144,461,365
Consumer staples: 4.30%
Beverages: 2.71%
Keurig Dr Pepper, Inc.	11,858,514	302,510,692
Primo Brands Corp. Class A	3,076,200	67,984,020
		370,494,712
Household products: 1.59%
Church & Dwight Co., Inc.	2,473,950	216,792,239
Energy: 6.89%
Energy equipment & services: 2.20%
Baker Hughes Co. Class A	6,180,700	301,123,704
Oil, gas & consumable fuels: 4.69%
EOG Resources, Inc.	1,685,950	189,028,714
EQT Corp.	4,346,600	236,585,438
Valero Energy Corp.	1,259,350	214,416,931
		640,031,083
Financials: 15.46%
Banks: 4.00%
Fifth Third Bancorp	6,864,750	305,824,612
First Citizens BancShares, Inc. Class A	31,700	56,716,372
Regions Financial Corp.	6,982,650	184,132,481
		546,673,465
Capital markets: 2.92%
Jefferies Financial Group, Inc.	6,092,550	398,574,621
Pershing Square Tontine Holdings Ltd.♦†	7,483,000	7
		398,574,628
The accompanying notes are an integral part of these financial statements.
2 | Allspring Special Mid Cap Value Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Financial services: 1.15%
Euronet Worldwide, Inc.†	1,786,450	$156,868,175
Insurance: 5.29%
Arch Capital Group Ltd.	2,989,850	271,269,090
Brown & Brown, Inc.	2,264,100	212,349,939
Loews Corp.	2,387,150	239,645,989
		723,265,018
Mortgage real estate investment trusts (REITs): 2.10%
Annaly Capital Management, Inc.	14,221,799	287,422,558
Health care: 10.83%
Health care equipment & supplies: 2.06%
Alcon AG	2,290,250	170,646,527
Hologic, Inc.†	1,644,900	111,014,301
		281,660,828
Health care providers & services: 4.37%
Humana, Inc.	778,500	202,542,345
Labcorp Holdings, Inc.	1,375,000	394,707,500
		597,249,845
Life sciences tools & services: 4.40%
Charles River Laboratories International, Inc.†	1,806,864	282,701,941
ICON PLC ADR†	887,000	155,225,000
Qiagen NV	2,390,189	106,793,645
Revvity, Inc.	636,500	55,789,225
		600,509,811
Industrials: 21.96%
Aerospace & defense: 2.92%
L3Harris Technologies, Inc.	632,050	193,034,390
StandardAero, Inc.†	7,528,500	205,452,765
		398,487,155
Building products: 1.16%
Carlisle Cos., Inc.	484,103	159,250,523
Commercial services & supplies: 1.45%
Republic Services, Inc. Class A	863,050	198,052,714
Construction & engineering: 0.90%
API Group Corp.†	3,591,199	123,429,510
Ground transportation: 2.91%
Canadian Pacific Kansas City Ltd.	3,429,700	255,478,353
Knight-Swift Transportation Holdings, Inc.	3,587,500	141,742,125
		397,220,478
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund | 3

Portfolio of investments—September 30, 2025

	Shares	Value
Machinery: 5.01%
Donaldson Co., Inc.	765,400	$62,647,990
Gates Industrial Corp. PLC†	9,587,927	237,972,348
Ingersoll Rand, Inc.	1,321,500	109,182,330
Mueller Industries, Inc.	600,400	60,706,444
Toro Co.	2,812,400	214,304,880
		684,813,992
Professional services: 3.78%
Booz Allen Hamilton Holding Corp. Class A	1,958,100	195,712,095
Jacobs Solutions, Inc.	2,139,700	320,655,442
		516,367,537
Trading companies & distributors: 3.83%
AerCap Holdings NV	2,449,294	296,364,574
WESCO International, Inc.	1,071,400	226,601,100
		522,965,674
Information technology: 9.18%
Electronic equipment, instruments & components: 2.92%
CDW Corp.	1,306,000	208,019,680
Keysight Technologies, Inc.†	1,093,700	191,310,004
		399,329,684
IT services: 1.83%
Amdocs Ltd.	2,575,050	211,282,853
Okta, Inc.†	418,100	38,339,770
		249,622,623
Semiconductors & semiconductor equipment: 4.43%
ON Semiconductor Corp.†	4,232,050	208,682,385
Teradyne, Inc.	2,876,800	395,962,752
		604,645,137
Materials: 9.34%
Chemicals: 1.55%
Eastman Chemical Co.	780,400	49,204,220
RPM International, Inc.	1,381,000	162,792,280
		211,996,500
Construction materials: 3.58%
Amrize Ltd.†	2,567,200	124,586,216
Vulcan Materials Co.	1,186,250	364,914,225
		489,500,441
Containers & packaging: 2.66%
AptarGroup, Inc.	463,300	61,924,678
Graphic Packaging Holding Co.♠	15,369,500	300,781,115
		362,705,793
The accompanying notes are an integral part of these financial statements.
4 | Allspring Special Mid Cap Value Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Metals & mining: 1.55%
Freeport-McMoRan, Inc.	3,957,550	$155,215,111
Nucor Corp.	417,500	56,542,025
		211,757,136
Real estate: 6.53%
Office REITs: 1.29%
BXP, Inc.	2,362,300	175,613,382
Real estate management & development: 1.47%
CBRE Group, Inc. Class A†	1,275,000	200,889,000
Specialized REITs: 3.77%
CubeSmart	3,885,500	157,984,430
Gaming & Leisure Properties, Inc.	3,270,985	152,460,611
Weyerhaeuser Co.	8,273,450	205,098,825
		515,543,866
Utilities: 7.19%
Electric utilities: 5.46%
American Electric Power Co., Inc.	3,627,300	408,071,253
FirstEnergy Corp.	7,379,650	338,135,563
		746,206,816
Water utilities: 1.73%
American Water Works Co., Inc.	1,693,950	235,780,900
Total common stocks (Cost $10,520,321,964)		13,459,325,998

	Expiration date
Rights: 0.00%
Financials: 0.00%
Capital markets: 0.00%
Pershing Square Holdings Ltd.♦†	9-23-2033	2,255,595	0
Total rights (Cost $0)			0
Warrants: 0.00%
Financials: 0.00%
Capital markets: 0.00%
Pershing Square Holdings Ltd.♦†	7-24-2027	769,690	0
Total warrants (Cost $4,560,928)			0
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund | 5

Portfolio of investments—September 30, 2025

		Yield	Shares	Value
Short-term investments: 1.38%
Investment companies: 1.38%
Allspring Government Money Market Fund Select Class♠∞		4.07%	188,164,226	$188,164,226
Total short-term investments (Cost $188,164,226)				188,164,226
Total investments in securities (Cost $10,713,047,118)	99.90%			13,647,490,224
Other assets and liabilities, net	0.10			13,767,067
Total net assets	100.00%			$13,661,257,291

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$662,433,599	$2,749,435,716	$(3,223,705,089)	$0	$0	$188,164,226	188,164,226	$17,849,234
Graphic Packaging Holding Co.	351,990,804	83,149,321	0	0	(134,359,010)	300,781,115	15,369,500	5,896,177
				$0	$(134,359,010)	$488,945,341		$23,745,411
Transactions with issuers that were no longer affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common stocks
Euronet Worldwide, Inc.†	$240,806,403	$0	$(63,137,513)	$2,212,176	$(23,012,891)	$156,868,175	1,786,450	$0

†	Non-income-earning security
The accompanying notes are an integral part of these financial statements.
6 | Allspring Special Mid Cap Value Fund

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $10,137,984,774)	$13,158,544,883
Investments in affiliated securities, at value (cost $575,062,344)	488,945,341
Cash	3,863
Receivable for dividends	25,594,353
Receivable for investments sold	20,531,580
Receivable for Fund shares sold	14,669,354
Prepaid expenses and other assets	424,126
Total assets	13,708,713,500
Liabilities
Payable for Fund shares redeemed	19,195,190
Payable for investments purchased	18,896,293
Management fee payable	7,438,743
Administration fees payable	1,277,427
Shareholder servicing fees payable	336,251
Distribution fee payable	42,338
Trustees’ fees and expenses payable	595
Accrued expenses and other liabilities	269,372
Total liabilities	47,456,209
Total net assets	$13,661,257,291
Net assets consist of
Paid-in capital	$9,524,542,927
Total distributable earnings	4,136,714,364
Total net assets	$13,661,257,291
Computation of net asset value and offering price per share
Net assets–Class A	$1,302,951,547
Shares outstanding–Class A1	26,903,042
Net asset value per share–Class A	$48.43
Maximum offering price per share – Class A2	$51.38
Net assets–Class C	$67,409,995
Shares outstanding–Class C1	1,500,181
Net asset value per share–Class C	$44.93
Net assets–Class R6	$3,411,704,811
Shares outstanding–Class R6[1]	67,570,455
Net asset value per share–Class R6	$50.49
Net assets–Administrator Class	$246,046,474
Shares outstanding–Administrator Class[1]	4,937,372
Net asset value per share–Administrator Class	$49.83
Net assets–Institutional Class	$8,633,144,464
Shares outstanding–Institutional Class[1]	171,398,539
Net asset value per share–Institutional Class	$50.37
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund | 7

Statement of operations—year ended September 30, 2025
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $453,518)	$259,627,555
Income from affiliated securities	23,745,411
Interest	39,255
Total investment income	283,412,221
Expenses
Management fee	88,022,071
Administration fees
Class A	2,764,702
Class C	156,856
Class R6	1,062,374
Administrator Class	349,092
Institutional Class	10,645,304
Shareholder servicing fees
Class A	3,455,877
Class C	195,702
Administrator Class	669,321
Distribution fee
Class C	587,059
Custody and accounting fees	404,644
Professional fees	204,903
Registration fees	487,586
Shareholder report expenses	913,882
Trustees’ fees and expenses	125,629
Other fees and expenses	350,001
Total expenses	110,395,003
Less: Fee waivers and/or expense reimbursements
Class A	(89,080)
Administrator Class	(474)
Net expenses	110,305,449
Net investment income	173,106,772
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,173,079,824
Foreign currency and foreign currency translations	8,660
Net realized gains on investments	1,173,088,484
Net change in unrealized gains (losses) on
Unaffiliated securities	(1,036,663,137)
Affiliated securities	(134,359,010)
Foreign currency and foreign currency translations	1,010
Net change in unrealized gains (losses) on investments	(1,171,021,137)
Net realized and unrealized gains (losses) on investments	2,067,347
Net increase in net assets resulting from operations	$175,174,119
The accompanying notes are an integral part of these financial statements.
8 | Allspring Special Mid Cap Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment income		$173,106,772		$157,809,293
Net realized gains on investments		1,173,088,484		828,323,074
Net change in unrealized gains (losses) on investments		(1,171,021,137)		2,059,255,377
Net increase in net assets resulting from operations		175,174,119		3,045,387,744
Distributions to shareholders from
Net investment income and net realized gains
Class A		(107,057,874)		(72,575,389)
Class C		(6,168,177)		(4,859,037)
Class R6		(284,398,053)		(180,956,781)
Administrator Class		(21,102,378)		(16,081,852)
Institutional Class		(605,419,621)		(390,251,708)
Total distributions to shareholders		(1,024,146,103)		(664,724,767)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,910,885	185,359,300	4,882,582	227,755,761
Class C	173,582	7,679,127	179,228	7,681,803
Class R6	16,362,088	813,497,001	16,743,128	808,040,769
Administrator Class	512,631	25,111,533	776,405	37,300,168
Institutional Class	51,206,316	2,508,290,167	49,147,245	2,385,408,261
		3,539,937,128		3,466,186,762
Reinvestment of distributions
Class A	2,073,812	99,452,698	1,562,560	67,331,371
Class C	130,647	5,834,281	115,958	4,623,250
Class R6	5,290,808	263,842,791	3,705,131	166,003,927
Administrator Class	425,779	20,999,898	361,867	16,007,557
Institutional Class	11,677,455	581,229,204	8,381,897	374,702,181
		971,358,872		628,668,286
Payment for shares redeemed
Class A	(8,790,602)	(414,064,835)	(9,940,435)	(458,881,439)
Class C	(801,550)	(35,053,956)	(982,343)	(42,171,459)
Class R6	(24,760,878)	(1,203,041,122)	(22,102,537)	(1,049,235,535)
Administrator Class	(1,974,499)	(96,574,677)	(2,369,943)	(111,325,969)
Institutional Class	(50,552,615)	(2,479,287,020)	(55,944,959)	(2,666,758,504)
		(4,228,021,610)		(4,328,372,906)
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund | 9

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
	Shares		Shares
Net asset value of shares issued in acquisition
Class A	0	$0	2,119,683	$96,889,975
Class C	0	0	27,382	1,172,263
Class R6	0	0	283,445	13,434,335
Administrator Class	0	0	216,950	10,179,714
Institutional Class	0	0	1,445,839	68,416,152
		0		190,092,439
Net increase (decrease) in net assets resulting from capital share transactions		283,274,390		(43,425,419)
Total increase (decrease) in net assets		(565,697,594)		2,337,237,558
Net assets
Beginning of period		14,226,954,885		11,889,717,327
End of period		$13,661,257,291		$14,226,954,885
The accompanying notes are an integral part of these financial statements.
10 | Allspring Special Mid Cap Value Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$51.52	$42.93	$40.97	$49.22	$35.33
Net investment income	0.47 [1]	0.44 [1]	0.37	0.22	0.13
Net realized and unrealized gains (losses) on investments	0.11	10.55	5.32	(3.63)	13.91
Total from investment operations	0.58	10.99	5.69	(3.41)	14.04
Distributions to shareholders from
Net investment income	(0.48)	(0.45)	(0.32)	(0.11)	(0.15)
Net realized gains	(3.19)	(1.95)	(3.41)	(4.73)	0.00
Total distributions to shareholders	(3.67)	(2.40)	(3.73)	(4.84)	(0.15)
Net asset value, end of period	$48.43	$51.52	$42.93	$40.97	$49.22
Total return[2]	1.25%	26.73%	13.89%	(8.32)%	39.83%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.12%	1.13%	1.12%	1.13%
Net expenses	1.12%	1.11%	1.13%	1.12%	1.13%
Net investment income	0.99%	0.96%	0.94%	0.55%	0.17%
Supplemental data
Portfolio turnover rate	38%	19%	27%	24%	38%
Net assets, end of period (000s omitted)	$1,302,952	$1,530,576	$1,334,415	$1,098,924	$1,131,411

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$48.04	$40.05	$38.43	$46.68	$33.63
Net investment income (loss)	0.11 [1]	0.09 [1]	0.03	(0.11)	(0.25)[1]
Net realized and unrealized gains (losses) on investments	0.09	9.85	5.00	(3.41)	13.30
Total from investment operations	0.20	9.94	5.03	(3.52)	13.05
Distributions to shareholders from
Net investment income	(0.12)	0.00	0.00	0.00	0.00
Net realized gains	(3.19)	(1.95)	(3.41)	(4.73)	0.00
Total distributions to shareholders	(3.31)	(1.95)	(3.41)	(4.73)	0.00
Net asset value, end of period	$44.93	$48.04	$40.05	$38.43	$46.68
Total return[2]	0.48%	25.81%	13.03%	(9.03)%	38.80%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.87%	1.88%	1.87%	1.88%
Net expenses	1.87%	1.87%	1.88%	1.87%	1.88%
Net investment income (loss)	0.24%	0.20%	0.17%	(0.22)%	(0.58)%
Supplemental data
Portfolio turnover rate	38%	19%	27%	24%	38%
Net assets, end of period (000s omitted)	$67,410	$95,952	$106,431	$108,314	$132,741

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2025	2024	2023	2022	2021
Net asset value, beginning of period	$53.55	$44.53	$42.36	$50.72	$36.39
Net investment income	0.69 [1]	0.66 [1]	0.59	0.46	0.29
Net realized and unrealized gains (losses) on investments	0.12	10.94	5.49	(3.79)	14.36
Total from investment operations	0.81	11.60	6.08	(3.33)	14.65
Distributions to shareholders from
Net investment income	(0.68)	(0.63)	(0.50)	(0.30)	(0.32)
Net realized gains	(3.19)	(1.95)	(3.41)	(4.73)	0.00
Total distributions to shareholders	(3.87)	(2.58)	(3.91)	(5.03)	(0.32)
Net asset value, end of period	$50.49	$53.55	$44.53	$42.36	$50.72
Total return[2]	1.68%	27.24%	14.38%	(7.93)%	40.44%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.70%	0.70%	0.69%	0.70%
Net expenses	0.70%	0.70%	0.70%	0.69%	0.70%
Net investment income	1.41%	1.38%	1.37%	0.96%	0.60%
Supplemental data
Portfolio turnover rate	38%	19%	27%	24%	38%
Net assets, end of period (000s omitted)	$3,411,705	$3,784,977	$3,208,044	$2,537,407	$2,925,693

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund | 13

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$52.91	$44.02	$41.90	$50.22	$36.02
Net investment income	0.51 [1]	0.48 [1]	0.46	0.39	0.23
Net realized and unrealized gains (losses) on investments	0.11	10.83	5.40	(3.85)	14.13
Total from investment operations	0.62	11.31	5.86	(3.46)	14.36
Distributions to shareholders from
Net investment income	(0.51)	(0.47)	(0.33)	(0.13)	(0.16)
Net realized gains	(3.19)	(1.95)	(3.41)	(4.73)	0.00
Total distributions to shareholders	(3.70)	(2.42)	(3.74)	(4.86)	(0.16)
Net asset value, end of period	$49.83	$52.91	$44.02	$41.90	$50.22
Total return[2]	1.31%	26.81%	13.99%	(8.26)%	39.96%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.05%	1.05%	1.04%	1.05%
Net expenses	1.05%	1.05%	1.05%	1.04%	1.05%
Net investment income	1.05%	1.02%	1.00%	0.60%	0.25%
Supplemental data
Portfolio turnover rate	38%	19%	27%	24%	38%
Net assets, end of period (000s omitted)	$246,046	$316,031	$307,586	$293,286	$389,512

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$53.43	$44.43	$42.28	$50.63	$36.33
Net investment income	0.64 [1]	0.61 [1]	0.56	0.42	0.24
Net realized and unrealized gains (losses) on investments	0.12	10.93	5.45	(3.78)	14.35
Total from investment operations	0.76	11.54	6.01	(3.36)	14.59
Distributions to shareholders from
Net investment income	(0.63)	(0.59)	(0.45)	(0.26)	(0.29)
Net realized gains	(3.19)	(1.95)	(3.41)	(4.73)	0.00
Total distributions to shareholders	(3.82)	(2.54)	(3.86)	(4.99)	(0.29)
Net asset value, end of period	$50.37	$53.43	$44.43	$42.28	$50.63
Total return[2]	1.58%	27.14%	14.24%	(8.01)%	40.30%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.80%	0.79%	0.80%
Net expenses	0.80%	0.80%	0.80%	0.79%	0.80%
Net investment income	1.30%	1.28%	1.26%	0.86%	0.50%
Supplemental data
Portfolio turnover rate	38%	19%	27%	24%	38%
Net assets, end of period (000s omitted)	$8,633,144	$8,499,419	$6,933,240	$6,208,455	$7,209,810

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Special Mid Cap Value Fund | 15

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may sell a security it does not own as a result of an exercised written call option. The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such securities during the period are recorded as an expense on the Statement of operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received.
16 | Allspring Special Mid Cap Value Fund

Notes to financial statements
The Fund may also purchase call or put options. Premiums paid are included in the Statement of assets and liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $10,739,453,457 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$3,558,406,079
Gross unrealized losses	(650,369,312)
Net unrealized gains	$2,908,036,767
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
Allspring Special Mid Cap Value Fund | 17

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$35,959,453	$0	$0	$35,959,453
Consumer discretionary	898,521,618	0	0	898,521,618
Consumer staples	587,286,951	0	0	587,286,951
Energy	941,154,787	0	0	941,154,787
Financials	2,112,803,837	7	0	2,112,803,844
Health care	1,479,420,484	0	0	1,479,420,484
Industrials	3,000,587,583	0	0	3,000,587,583
Information technology	1,253,597,444	0	0	1,253,597,444
Materials	1,275,959,870	0	0	1,275,959,870
Real estate	892,046,248	0	0	892,046,248
Utilities	981,987,716	0	0	981,987,716
Rights
Financials	0	0	0	0
Warrants
Financials	0	0	0	0
Short-term investments
Investment companies	188,164,226	0	0	188,164,226
Total assets	$13,647,490,217	$7	$0	$13,647,490,224
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds
18 | Allspring Special Mid Cap Value Fund

Notes to financial statements
Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.15%
Class C	1.90
Class R6	0.73
Administrator Class	1.08
Institutional Class	0.83
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $28,782 from the sale of Class A shares and $12,000 and $3,320 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.
Allspring Special Mid Cap Value Fund | 19

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2025 were $4,931,079,312 and $5,029,113,581, respectively.
6.
ACQUISITION
After the close of business on February 23, 2024, the Fund acquired the net assets of Allspring C&B Mid Cap Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Class R6, Administrator Class and Institutional Class shares of Allspring C&B Mid Cap Value Fund received Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Allspring C&B Mid Cap Value Fund for 4,093,299 shares of the Fund valued at $190,092,439 at an exchange ratio of 0.66, 0.61, 0.65, 0.66 and 0.65 for Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Allspring C&B Mid Cap Value Fund with a fair value of $197,862,214, identified cost of $184,956,851 and unrealized gains (losses) of $12,905,363 at February 23, 2024 was the principal assets acquired by the Fund. The aggregate net assets of Allspring C&B Mid Cap Value Fund and the Fund immediately prior to the acquisition were $190,092,439 and $12,652,366,791, respectively. The aggregate net assets of the Fund immediately after the acquisition were $12,842,459,230. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Allspring C&B Mid Cap Value Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed October 1, 2023, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended September 30, 2024 would have been as follows:
Net investment income	$158,453,596
Net realized and unrealized gains (losses) on investments	2,966,884,022
Net increase in net assets resulting from operations	$3,125,337,618
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Allspring C&B Mid Cap Value Fund that have been included in the Fund’s Statement of operations since February 24, 2024.
7.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2025, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Ordinary income	$241,840,458	$195,273,289
Long-term capital gain	782,305,645	469,451,478
20 | Allspring Special Mid Cap Value Fund

Notes to financial statements
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$177,685,212	$1,050,991,359	$2,908,037,779
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
11.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
Allspring Special Mid Cap Value Fund | 21

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Mid Cap Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
22 | Allspring Special Mid Cap Value Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 78% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2025.
Pursuant to Section 852 of the Internal Revenue Code, $782,305,645 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $197,748,814 of income dividends paid during the fiscal year ended September 30, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2025, $11,280,552 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2025, $67,308,292 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Special Mid Cap Value Fund | 23

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

24 | Allspring Special Mid Cap Value Fund

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Special Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Special Mid Cap Value Fund | 25

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for one-, five-, and ten-year periods under review, and in range of the average investment performance of the Universe for three-year period under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Russell Midcap® Value Index, for the three-, five-, and ten-year periods under review, but lower for the one-year period under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the average rates for the expense Groups for each share class, except for the Class A and Class R6 in which they were higher than the average rates for the expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.

26 | Allspring Special Mid Cap Value Fund

Other information (unaudited)
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Special Mid Cap Value Fund | 27

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3323 09-25

Allspring Opportunity Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Opportunity Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Shares	Value
Common stocks: 98.64%
Communication services: 10.37%
Interactive media & services: 10.37%
Alphabet, Inc. Class C	443,967	$108,128,163
Meta Platforms, Inc. Class A	121,010	88,867,324
		196,995,487
Consumer discretionary: 12.78%
Broadline retail: 6.22%
Amazon.com, Inc.†	538,443	118,225,929
Hotels, restaurants & leisure: 2.21%
DraftKings, Inc. Class A†	518,363	19,386,776
Starbucks Corp.	267,268	22,610,873
		41,997,649
Specialty retail: 4.35%
Burlington Stores, Inc.†	89,292	22,724,814
Home Depot, Inc.	94,638	38,346,371
Ulta Beauty, Inc.†	39,293	21,483,448
		82,554,633
Consumer staples: 2.59%
Consumer staples distribution & retail: 1.51%
Sysco Corp.	349,603	28,786,311
Household products: 1.08%
Church & Dwight Co., Inc.	234,119	20,515,848
Financials: 12.23%
Capital markets: 5.43%
Charles Schwab Corp.	473,853	45,238,746
Intercontinental Exchange, Inc.	215,956	36,384,267
S&P Global, Inc.	44,221	21,522,803
		103,145,816
Consumer finance: 1.21%
Capital One Financial Corp.	108,583	23,082,574
Financial services: 3.22%
Mastercard, Inc. Class A	107,413	61,097,589
Insurance: 2.37%
Marsh & McLennan Cos., Inc.	93,041	18,750,553
Unum Group	338,115	26,298,584
		45,049,137
Health care: 5.99%
Health care equipment & supplies: 1.21%
Medtronic PLC	241,865	23,035,223
The accompanying notes are an integral part of these financial statements.
2 | Allspring Opportunity Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Health care providers & services: 1.09%
UnitedHealth Group, Inc.	60,204	$20,788,441
Life sciences tools & services: 3.69%
Agilent Technologies, Inc.	185,127	23,761,050
Bio-Rad Laboratories, Inc. Class A†	70,803	19,852,453
Thermo Fisher Scientific, Inc.	54,491	26,429,225
		70,042,728
Industrials: 14.44%
Aerospace & defense: 5.33%
BWX Technologies, Inc.	164,065	30,248,664
HEICO Corp. Class A	127,172	32,313,133
Melrose Industries PLC	4,719,565	38,642,609
		101,204,406
Building products: 2.87%
Carlisle Cos., Inc.	106,217	34,941,144
Trane Technologies PLC	46,509	19,624,938
		54,566,082
Commercial services & supplies: 1.66%
Republic Services, Inc. Class A	137,036	31,447,021
Electrical equipment: 2.00%
Regal Rexnord Corp.	264,836	37,988,076
Professional services: 1.19%
TransUnion	270,891	22,695,248
Trading companies & distributors: 1.39%
QXO, Inc.†	1,390,101	26,495,325
Information technology: 30.56%
Electronic equipment, instruments & components: 3.89%
Amphenol Corp. Class A	257,986	31,925,767
Teledyne Technologies, Inc.†	71,596	41,958,120
		73,883,887
Semiconductors & semiconductor equipment: 10.01%
Marvell Technology, Inc.	670,771	56,391,718
NVIDIA Corp.	344,111	64,204,230
ON Semiconductor Corp.†	479,373	23,637,883
Texas Instruments, Inc.	250,439	46,013,158
		190,246,989
Software: 11.77%
Dynatrace, Inc.†	466,994	22,625,859
Microsoft Corp.	233,016	120,690,637
Salesforce, Inc.	159,662	37,839,894
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund | 3

Portfolio of investments—September 30, 2025

	Shares	Value
Software(continued)
ServiceNow, Inc.†	14,521	$13,363,386
Workday, Inc. Class A†	120,601	29,032,279
		223,552,055
Technology hardware, storage & peripherals: 4.89%
Apple, Inc.	364,670	92,855,922
Materials: 4.78%
Chemicals: 3.44%
Ashland, Inc.	422,817	20,257,162
Sherwin-Williams Co.	75,865	26,269,015
Westlake Corp.	244,880	18,870,453
		65,396,630
Containers & packaging: 1.34%
International Paper Co.	547,887	25,421,957
Real estate: 4.90%
Industrial REITs: 1.43%
Prologis, Inc.	237,899	27,244,193
Real estate management & development: 0.74%
CoStar Group, Inc.†	166,215	14,023,560
Residential REITs: 1.41%
Sun Communities, Inc.	207,626	26,783,754
Specialized REITs: 1.32%
American Tower Corp.	130,349	25,068,720
Total common stocks (Cost $1,001,508,522)		1,874,191,190

		Yield
Short-term investments: 1.40%
Investment companies: 1.40%
Allspring Government Money Market Fund Select Class♠∞		4.07%	26,587,980	26,587,980
Total short-term investments (Cost $26,587,980)				26,587,980
Total investments in securities (Cost $1,028,096,502)	100.04%			1,900,779,170
Other assets and liabilities, net	(0.04)			(842,065)
Total net assets	100.00%			$1,899,937,105

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
4 | Allspring Opportunity Fund

Portfolio of investments—September 30, 2025

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$36,958,073	$234,329,528	$(244,699,621)	$0	$0	$26,587,980	26,587,980	$1,115,085
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund | 5

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $1,001,508,522)	$1,874,191,190
Investments in affiliated securities, at value (cost $26,587,980)	26,587,980
Foreign currency, at value (cost $109)	118
Receivable for dividends	1,707,611
Receivable for Fund shares sold	23,238
Prepaid expenses and other assets	86,246
Total assets	1,902,596,383
Liabilities
Management fee payable	1,061,715
Shareholder servicing fees payable	822,185
Payable for Fund shares redeemed	421,662
Administration fees payable	296,453
Distribution fee payable	633
Trustees’ fees and expenses payable	507
Accrued expenses and other liabilities	56,123
Total liabilities	2,659,278
Total net assets	$1,899,937,105
Net assets consist of
Paid-in capital	$880,554,515
Total distributable earnings	1,019,382,590
Total net assets	$1,899,937,105
Computation of net asset value and offering price per share
Net assets–Class A	$1,598,744,161
Shares outstanding–Class A1	29,951,168
Net asset value per share–Class A	$53.38
Maximum offering price per share – Class A2	$56.64
Net assets–Class C	$1,090,514
Shares outstanding–Class C1	24,050
Net asset value per share–Class C	$45.34
Net assets–Class R6	$511,064
Shares outstanding–Class R6[1]	7,788
Net asset value per share–Class R6	$65.62
Net assets–Administrator Class	$268,344,301
Shares outstanding–Administrator Class[1]	4,274,382
Net asset value per share–Administrator Class	$62.78
Net assets–Institutional Class	$31,247,065
Shares outstanding–Institutional Class[1]	476,911
Net asset value per share–Institutional Class	$65.52
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Opportunity Fund

Statement of operations—year ended September 30, 2025
Statement of operations
Investment income
Dividends	$19,415,597
Income from affiliated securities	1,115,085
Interest	399
Total investment income	20,531,081
Expenses
Management fee	13,562,074
Administration fees
Class A	3,178,444
Class C	2,572
Class R6	117
Administrator Class	341,169
Institutional Class	39,830
Shareholder servicing fees
Class A	3,973,054
Class C	3,210
Administrator Class	650,332
Distribution fee
Class C	8,967
Custody and accounting fees	72,064
Professional fees	60,836
Registration fees	139,504
Shareholder report expenses	74,892
Trustees’ fees and expenses	23,360
Other fees and expenses	60,683
Total expenses	22,191,108
Less: Fee waivers and/or expense reimbursements
Fund-level	(420,536)
Class A	(628,354)
Class R6	(117)
Administrator Class	(384,870)
Institutional Class	(31,514)
Net expenses	20,725,717
Net investment loss	(194,636)
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	153,374,843
Foreign currency and foreign currency translations	4,174
Net realized gains on investments	153,379,017
Net change in unrealized gains (losses) on
Unaffiliated securities	(28,223,856)
Foreign currency and foreign currency translations	5,527
Net change in unrealized gains (losses) on investments	(28,218,329)
Net realized and unrealized gains (losses) on investments	125,160,688
Net increase in net assets resulting from operations	$124,966,052
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund | 7

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment loss		$(194,636)		$(443,884)
Net realized gains on investments		153,379,017		171,791,165
Net change in unrealized gains (losses) on investments		(28,218,329)		294,762,805
Net increase in net assets resulting from operations		124,966,052		466,110,086
Distributions to shareholders from
Net investment income and net realized gains
Class A		(145,152,925)		(60,356,131)
Class C		(140,674)		(67,168)
Class R6		(23,084)		(8,935)
Administrator Class		(20,603,316)		(8,509,577)
Institutional Class		(2,317,822)		(992,927)
Total distributions to shareholders		(168,237,821)		(69,934,738)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	144,260	7,346,042	164,200	7,960,413
Class C	3,401	147,032	1,258	54,120
Class R6	3,444	221,864	1,907	105,621
Administrator Class	23,043	1,404,865	26,873	1,572,814
Institutional Class	108,981	6,692,708	187,859	10,901,614
		15,812,511		20,594,582
Reinvestment of distributions
Class A	2,669,945	140,599,330	1,278,860	58,622,947
Class C	3,125	140,674	1,652	66,111
Class R6	358	23,084	162	8,935
Administrator Class	308,621	19,088,225	148,123	7,860,908
Institutional Class	35,925	2,315,341	17,989	989,756
		162,166,654		67,548,657
Payment for shares redeemed
Class A	(3,466,741)	(176,931,791)	(3,164,427)	(155,570,046)
Class C	(12,970)	(567,753)	(8,347)	(352,941)
Class R6	(1,321)	(84,541)	(75)	(4,156)
Administrator Class	(392,944)	(23,718,942)	(397,752)	(22,526,454)
Institutional Class	(164,131)	(10,322,371)	(226,202)	(13,057,758)
		(211,625,398)		(191,511,355)
Net decrease in net assets resulting from capital share transactions		(33,646,233)		(103,368,116)
Total increase (decrease) in net assets		(76,918,002)		292,807,232
Net assets
Beginning of period		1,976,855,107		1,684,047,875
End of period		$1,899,937,105		$1,976,855,107
The accompanying notes are an integral part of these financial statements.
8 | Allspring Opportunity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$54.52	$44.06	$40.84	$57.30	$45.64
Net investment loss	(0.02)[1]	(0.03)[1]	(0.08)[1]	(0.22)	(0.20)
Net realized and unrealized gains (losses) on investments	3.71	12.39	7.61	(9.64)	14.95
Total from investment operations	3.69	12.36	7.53	(9.86)	14.75
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	(4.83)	(1.90)	(4.31)	(6.60)	(3.07)
Total distributions to shareholders	(4.83)	(1.90)	(4.31)	(6.60)	(3.09)
Net asset value, end of period	$53.38	$54.52	$44.06	$40.84	$57.30
Total return[2]	6.89%	28.88%	19.42%	(20.07)%	33.63%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.19%	1.20%	1.19%	1.20%
Net expenses	1.13%	1.15%	1.17%	1.16%	1.17%
Net investment loss	(0.04)%	(0.05)%	(0.18)%	(0.43)%	(0.37)%
Supplemental data
Portfolio turnover rate	21%	20%	26%	22%	29%
Net assets, end of period (000s omitted)	$1,598,744	$1,668,461	$1,424,188	$1,309,459	$1,782,585

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund | 9

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$47.33	$38.76	$36.63	$52.32	$42.19
Net investment loss	(0.35)[1]	(0.34)[1]	(0.35)[1]	(0.50)[1]	(0.55)[1]
Net realized and unrealized gains (losses) on investments	3.19	10.81	6.79	(8.59)	13.75
Total from investment operations	2.84	10.47	6.44	(9.09)	13.20
Distributions to shareholders from
Net realized gains	(4.83)	(1.90)	(4.31)	(6.60)	(3.07)
Net asset value, end of period	$45.34	$47.33	$38.76	$36.63	$52.32
Total return[2]	6.08%	27.92%	18.60%	(20.55)%[3]	32.65%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.89%	1.90%	1.85%	1.92%
Net expenses	1.88%	1.89%	1.89%	1.84%	1.91%
Net investment loss	(0.80)%	(0.79)%	(0.90)%	(1.11)%	(1.12)%
Supplemental data
Portfolio turnover rate	21%	20%	26%	22%	29%
Net assets, end of period (000s omitted)	$1,091	$1,443	$1,393	$1,450	$2,073

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
[3]	During the year ended September 30, 2022, the Fund received payments from a service provider which had a 0.09% impact on the total return.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class R6	2025	2024	2023	2022	2021
Net asset value, beginning of period	$65.72	$52.53	$47.73	$65.66	$51.83
Net investment income	0.24 [1]	0.23 [1]	0.16 [1]	0.01 [1]	0.04
Net realized and unrealized gains (losses) on investments	4.49	14.86	8.95	(11.34)	17.06
Total from investment operations	4.73	15.09	9.11	(11.33)	17.10
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.20)
Net realized gains	(4.83)	(1.90)	(4.31)	(6.60)	(3.07)
Total distributions to shareholders	(4.83)	(1.90)	(4.31)	(6.60)	(3.27)
Net asset value, end of period	$65.62	$65.72	$52.53	$47.73	$65.66
Total return[2]	7.32%	29.44%	19.96%	(19.72)%	34.23%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.79%	0.75%	0.76%
Net expenses	0.72%	0.72%	0.73%	0.72%	0.72%
Net investment income	0.39%	0.38%	0.31%	0.01%	0.08%
Supplemental data
Portfolio turnover rate	21%	20%	26%	22%	29%
Net assets, end of period (000s omitted)	$511	$349	$174	$28	$35

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$63.20	$50.72	$46.33	$64.07	$50.68
Net investment income (loss)	0.08 [1]	0.07 [1]	(0.00)[1,2]	(0.14)[1]	(0.10)
Net realized and unrealized gains (losses) on investments	4.33	14.31	8.70	(11.00)	16.65
Total from investment operations	4.41	14.38	8.70	(11.14)	16.55
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.09)
Net realized gains	(4.83)	(1.90)	(4.31)	(6.60)	(3.07)
Total distributions to shareholders	(4.83)	(1.90)	(4.31)	(6.60)	(3.16)
Net asset value, end of period	$62.78	$63.20	$50.72	$46.33	$64.07
Total return[3]	7.09%	29.08%	19.63%	(19.91)%	33.87%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.12%	1.12%	1.11%	1.12%
Net expenses	0.95%	0.98%	0.99%	0.97%	0.98%
Net investment income (loss)	0.14%	0.11%	(0.00)%	(0.24)%	(0.18)%
Supplemental data
Portfolio turnover rate	21%	20%	26%	22%	29%
Net assets, end of period (000s omitted)	$268,344	$274,035	$231,186	$209,340	$281,217

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$65.64	$52.48	$47.70	$65.64	$51.83
Net investment income (loss)	0.21 [1]	0.21 [1]	0.13 [1]	(0.01)[1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	4.50	14.85	8.96	(11.33)	17.04
Total from investment operations	4.71	15.06	9.09	(11.34)	17.07
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.19)
Net realized gains	(4.83)	(1.90)	(4.31)	(6.60)	(3.07)
Total distributions to shareholders	(4.83)	(1.90)	(4.31)	(6.60)	(3.26)
Net asset value, end of period	$65.52	$65.64	$52.48	$47.70	$65.64
Total return[2]	7.30%	29.41%	19.93%	(19.76)%	34.20%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.87%	0.87%	0.86%	0.87%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.34%	0.35%	0.24%	(0.01)%	0.05%
Supplemental data
Portfolio turnover rate	21%	20%	26%	22%	29%
Net assets, end of period (000s omitted)	$31,247	$32,567	$27,107	$23,437	$29,303

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Opportunity Fund | 13

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Opportunity Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2025, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
14 | Allspring Opportunity Fund

Notes to financial statements
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $1,032,851,774 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$906,349,293
Gross unrealized losses	(38,421,897)
Net unrealized gains	$867,927,396
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Opportunity Fund | 15

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$196,995,487	$0	$0	$196,995,487
Consumer discretionary	242,778,211	0	0	242,778,211
Consumer staples	49,302,159	0	0	49,302,159
Financials	232,375,116	0	0	232,375,116
Health care	113,866,392	0	0	113,866,392
Industrials	274,396,158	0	0	274,396,158
Information technology	580,538,853	0	0	580,538,853
Materials	90,818,587	0	0	90,818,587
Real estate	93,120,227	0	0	93,120,227
Short-term investments
Investment companies	26,587,980	0	0	26,587,980
Total assets	$1,900,779,170	$0	$0	$1,900,779,170
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.725
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Next $2 billion	0.630
Next $4 billion	0.620
Over $16 billion	0.610
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
16 | Allspring Opportunity Fund

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.17%
Class C	1.92
Class R6	0.72
Administrator Class	1.00
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $1,847 from the sale of Class A shares and $48 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2025.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2025 were $396,015,401 and $588,286,140, respectively.
6.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is
Allspring Opportunity Fund | 17

Notes to financial statements
charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2025, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Ordinary income	$14,025,767	$0
Long-term capital gain	154,212,054	69,934,738
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$13,628,988	$137,869,953	$867,934,596
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
11.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
12.
CLASS CONVERSION
At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.
18 | Allspring Opportunity Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Opportunity Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
Allspring Opportunity Fund | 19

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 77% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2025.
Pursuant to Section 852 of the Internal Revenue Code, $154,212,054 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $11,572,213 of income dividends paid during the fiscal year ended September 30, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2025, $14,025,767 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

20 | Allspring Opportunity Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring Opportunity Fund | 21

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

22 | Allspring Opportunity Fund

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five- and ten-year periods under review and lower than the average investment performance of the Universe for the one- and three-year periods under review. The Board also noted that the investment performance of the Fund was lower than the investment performance of its benchmark index, the Russell 3000 Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range or equal to the median net operating expense ratios of the expense Groups for Administrator Class, Institutional Class and Class R6, and higher than the median net operating expense ratios of the expense Groups for Class A.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the expense Groups for Administrator Class and Class R6, and higher than the sum of the average rates for the expense Groups for Class A and Institutional Class.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Opportunity Fund | 23

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

24 | Allspring Opportunity Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3002 09-25

Allspring Income Plus Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Income Plus Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 35.24%
FHLMC	5.50%	10-1-2054	$4,594,829	$4,635,933
FHLMC	5.50	11-1-2054	417,429	421,162
FHLMC	5.50	6-1-2055	3,221,184	3,249,855
FNMA%%	5.00	10-14-2055	15,305,000	15,177,313
FNMA%%	5.50	10-15-2054	1,650,000	1,663,593
FNMA%%	6.00	10-15-2054	12,220,000	12,483,801
GNMA%%	5.00	10-15-2054	1,985,000	1,974,319
GNMA	5.00	12-20-2054	1,497,282	1,491,031
GNMA%%	5.50	10-15-2054	19,140,000	19,282,445
GNMA	5.50	12-20-2054	2,801,786	2,826,454
GNMA%%	6.00	10-15-2054	11,765,000	11,965,165
Total agency securities (Cost $75,157,345)				75,171,071
Asset-backed securities: 7.13%
ACHM Trust Series 2023-HE2 Class A144A±±	7.50	10-25-2038	261,391	269,397
ACHM Trust Series 2025-HE1 Class A144A±±	5.92	3-25-2055	550,499	559,658
AFN ABSPROP001 LLC Series 2019-1A Class A2144A	4.46	5-20-2049	684,612	617,611
Aqua Finance Trust Series 2019-A Class A144A	3.14	7-16-2040	76,170	74,303
Aqua Finance Trust Series 2021-A Class A144A	1.54	7-17-2046	189,067	175,245
BHG Securitization Trust Series 2021-A Class A144A	1.42	11-17-2033	69,007	68,274
Bojangles Issuer LLC Series 2024-1A Class A2144A	6.58	11-20-2054	700,000	709,785
Centersquare Issuer LLC Series 2024-1A Class A2144A	5.20	10-26-2054	1,000,000	993,328
Centersquare Issuer LLC Series 2025-1A Class A2144A	5.50	3-26-2055	780,000	761,909
Coinstar Funding LLC Series 2017-1A Class A2144A	5.22	4-25-2047	1,023,012	946,287
Commonbond Student Loan Trust Series 2018-CGS Class C144A	4.35	2-25-2046	66,652	57,328
Driven Brands Funding LLC Series 2019-2A Class A2144A	3.98	10-20-2049	321,851	319,474
FIGRE Trust Series 2023-HE1 Class A144A	5.85	3-25-2053	382,216	387,725
FIGRE Trust Series 2023-HE2 Class A144A±±	6.51	5-25-2053	262,696	268,636
Five Guys Holdings, Inc. Series 2023-1A Class A2144A	7.55	1-26-2054	178,650	185,819
FREED Mortgage Trust Series 2022-HE1 Class A144A±±	7.00	10-25-2037	251,921	257,012
Frontier Issuer LLC Series 2023-1 Class A2144A	6.60	8-20-2053	900,000	914,029
FS Rialto Issuer LLC Series 2021-FL3 Class B (U.S. SOFR 1 Month+1.91%)144A±	6.06	11-16-2036	1,000,000	993,396
Jimmy Johns Funding LLC Series 2017-1A Class A2II144A	4.85	7-30-2047	229,100	228,123
Jonah Energy ABS I LLC Series 2022-1 Class A1144A	7.20	12-10-2037	364,428	367,183
Laurel Road Prime Student Loan Trust Series 2017-C Class C144A	3.29	11-25-2042	295,202	292,488
MNR ABS Issuer I LLC‡	8.12	12-15-2038	176,774	180,203
NBC Funding LLC Series 2024-1A Class A2144A	6.75	7-30-2054	900,475	920,822
New Economy Assets - Phase 1 Sponsor LLC Series 2021-1 Class B1144A	2.41	10-20-2061	1,500,000	996,220
NMEF Funding LLC Series 2025-A Class B144A	5.18	7-15-2032	445,000	449,528
Octane Receivables Trust Series 2023-1A Class A144A	5.87	5-21-2029	12,174	12,194
Octane Receivables Trust Series 2023-1A Class B144A	5.96	7-20-2029	160,000	161,106
Pagaya AI Debt Trust Series 2025-4 Class A2144A	5.37	1-17-2033	635,000	640,031
Starwood LLC Series 2025-SIF5A Class A (U.S. SOFR 3 Month+1.55%)144A±	5.80	4-15-2037	875,000	877,907
The accompanying notes are an integral part of these consolidated financial statements.
2 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
Store Master Funding I-VII XIV XIX XX XXIV Series 2023-1A Class A1144A	6.19%	6-20-2053	$494,167	$497,762
Uniti Fiber ABS Issuer LLC Series 2025-1A Class A2144A	5.88	4-20-2055	1,000,000	1,024,016
Total asset-backed securities (Cost $15,665,119)				15,206,799

	Shares
Common stocks: 0.13%
Consumer staples: 0.00%
Consumer staples distribution & retail: 0.00%
Casino Guichard Perrachon SA†	1,285	725
Energy: 0.13%
Independent power and renewable electricity producers: 0.13%
Enviva, Inc.†	16,752	276,408
Financials: 0.00%
Financial services: 0.00%
Unifin Financiera SAB de CV♦†	78,042	0
Total common stocks (Cost $531,900)		277,133

			Principal
Corporate bonds and notes: 23.51%
Basic materials: 0.60%
Chemicals: 0.19%
Chemours Co.144A	8.00	1-15-2033	$325,000	323,266
LYB International Finance III LLC	5.50	3-1-2034	75,000	75,434
				398,700
Iron/steel: 0.41%
Cleveland-Cliffs, Inc.144A	4.88	3-1-2031	40,000	37,344
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	560,000	565,580
Nucor Corp.	5.10	6-1-2035	265,000	269,426
				872,350
Communications: 2.98%
Advertising: 0.02%
Clear Channel Outdoor Holdings, Inc.144A	7.50	3-15-2033	40,000	41,823
Internet: 0.48%
Arches Buyer, Inc.144A	6.13	12-1-2028	345,000	338,199
Booking Holdings, Inc.	4.13	5-12-2033	245,000	301,676
Cablevision Lightpath LLC144A	5.63	9-15-2028	390,000	383,633
				1,023,508
Media: 1.64%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	655,000	566,289
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 3

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Media(continued)
Charter Communications Operating LLC/Charter Communications Operating Capital	3.90%	6-1-2052	$170,000	$115,140
Charter Communications Operating LLC/Charter Communications Operating Capital	6.10	6-1-2029	235,000	246,607
Comcast Corp.	2.94	11-1-2056	120,000	71,209
CSC Holdings LLC144A	5.50	4-15-2027	170,000	161,352
CSC Holdings LLC144A	11.25	5-15-2028	325,000	300,871
DISH Network Corp.144A	11.75	11-15-2027	205,000	216,943
Gray Media, Inc.144A	9.63	7-15-2032	425,000	434,196
News Corp.144A	3.88	5-15-2029	385,000	371,853
News Corp.144A	5.13	2-15-2032	315,000	313,235
Paramount Global (U.S. SOFR 3 Month+3.90%)±	6.25	2-28-2057	510,000	502,697
Time Warner Cable LLC	5.50	9-1-2041	220,000	201,617
				3,502,009
Telecommunications: 0.84%
AT&T, Inc.	3.55	9-15-2055	270,000	186,062
AT&T, Inc.	5.70	11-1-2054	625,000	617,728
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	518,562	534,611
Level 3 Financing, Inc.144A	3.75	7-15-2029	60,000	51,146
Level 3 Financing, Inc.144A	4.50	4-1-2030	120,000	109,650
Level 3 Financing, Inc.144A	7.00	3-31-2034	295,000	300,106
				1,799,303
Consumer, cyclical: 3.61%
Airlines: 0.32%
American Airlines Pass-Through Trust Series 2015-1 Class A	3.38	5-1-2027	359,654	353,725
JetBlue Airways Corp./JetBlue Loyalty LP144A	9.88	9-20-2031	205,000	207,926
United Airlines Pass-Through Trust Series 2020-1 Class B	4.88	1-15-2026	58,958	58,959
United Airlines Pass-Through Trust Series 2020-1 Class A	5.88	10-15-2027	51,629	53,068
				673,678
Apparel: 0.65%
Beach Acquisition Bidco LLC144A	5.25	7-15-2032	425,000	511,487
Beach Acquisition Bidco LLC (PIK at 10.75%)144A¥	10.00	7-15-2033	655,000	706,524
Crocs, Inc.144A	4.13	8-15-2031	190,000	174,068
				1,392,079
Auto manufacturers: 0.33%
Daimler Truck Finance North America LLC144A	4.65	10-12-2030	220,000	220,311
Ford Motor Credit Co. LLC	5.73	9-5-2030	475,000	478,910
				699,221
Entertainment: 0.30%
WarnerMedia Holdings, Inc.	4.28	3-15-2032	268,000	245,555
WarnerMedia Holdings, Inc.	5.05	3-15-2042	430,000	343,278
WarnerMedia Holdings, Inc.	5.14	3-15-2052	74,000	55,130
				643,963
The accompanying notes are an integral part of these consolidated financial statements.
4 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Home builders: 0.33%
Century Communities, Inc.144A	6.63%	9-15-2033	$450,000	$453,942
K Hovnanian Enterprises, Inc.144A	8.38	10-1-2033	220,000	225,555
LGI Homes, Inc.144A	8.75	12-15-2028	20,000	20,996
				700,493
Housewares: 0.02%
Newell Brands, Inc.	6.38	5-15-2030	40,000	39,632
Leisure time: 0.33%
Sabre Global, Inc.144A	10.75	11-15-2029	734,000	709,337
Lodging: 0.33%
Las Vegas Sands Corp.	6.00	6-14-2030	390,000	406,123
Las Vegas Sands Corp.	6.20	8-15-2034	285,000	298,243
				704,366
Retail: 0.74%
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	305,000	305,294
Michaels Cos., Inc.144A	7.88	5-1-2029	215,000	179,525
PetSmart LLC/PetSmart Finance Corp.144A	7.50	9-15-2032	510,000	510,758
PetSmart LLC/PetSmart Finance Corp.144A	10.00	9-15-2033	580,000	585,312
				1,580,889
Toys/games/hobbies: 0.26%
Hasbro, Inc.	6.05	5-14-2034	285,000	298,083
Mattel, Inc.144A	5.88	12-15-2027	250,000	250,569
				548,652
Consumer, non-cyclical: 2.72%
Agriculture: 0.32%
BAT Capital Corp.	5.63	8-15-2035	400,000	415,601
BAT Capital Corp.	6.25	8-15-2055	260,000	271,863
				687,464
Biotechnology: 0.09%
Biogen, Inc.	6.45	5-15-2055	180,000	193,006
Commercial services: 1.15%
GEO Group, Inc.	10.25	4-15-2031	125,000	137,540
Global Payments, Inc.	4.88	3-17-2031	595,000	733,915
Global Payments, Inc.	5.95	8-15-2052	70,000	68,688
Hertz Corp.144A	12.63	7-15-2029	340,000	360,450
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.144A	5.50	5-15-2033	350,000	427,869
Sotheby’s/BidFair Holdings, Inc.144A	5.88	6-1-2029	425,000	387,252
Toll Road Investors Partnership II LP Series 1999-B (NPFGC Insured)144A¤	0.00	2-15-2027	200,000	183,697
Upbound Group, Inc.144A	6.38	2-15-2029	150,000	148,029
				2,447,440
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 5

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Food: 0.31%
Kroger Co.	5.50%	9-15-2054	$670,000	$653,022
Healthcare-services: 0.72%
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	220,000	233,001
Radiology Partners, Inc.144A	8.50	7-15-2032	400,000	413,935
Star Parent, Inc.144A	9.00	10-1-2030	400,000	422,877
UnitedHealth Group, Inc.	4.65	1-15-2031	445,000	450,969
UnitedHealth Group, Inc.	5.95	6-15-2055	25,000	26,065
				1,546,847
Pharmaceuticals: 0.13%
AbbVie, Inc.	5.60	3-15-2055	270,000	276,260
Energy: 2.56%
Energy-alternate sources: 0.11%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	400,000	0
TerraForm Power Operating LLC144A	4.75	1-15-2030	239,000	230,996
				230,996
Oil & gas: 0.90%
APA Corp.	5.25	2-1-2042	93,000	75,064
BP Capital Markets America, Inc.	5.23	11-17-2034	490,000	506,113
California Resources Corp.144A	8.25	6-15-2029	150,000	156,427
Civitas Resources, Inc.144A	9.63	6-15-2033	190,000	200,679
ConocoPhillips Co.	5.50	1-15-2055	390,000	382,063
ConocoPhillips Co.	5.65	1-15-2065	75,000	73,567
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	165,000	158,905
Nabors Industries, Inc.144A	8.88	8-15-2031	155,000	144,353
Nabors Industries, Inc.144A	9.13	1-31-2030	220,000	228,800
				1,925,971
Oil & gas services: 0.33%
Oceaneering International, Inc.	6.00	2-1-2028	155,000	156,917
Schlumberger Holdings Corp.144A	4.85	5-15-2033	215,000	215,969
SESI LLC144A%%	7.88	9-30-2030	340,000	339,830
				712,716
Pipelines: 1.22%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	6.63	2-1-2032	135,000	139,041
Buckeye Partners LP	5.85	11-15-2043	60,000	55,960
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	188,000	204,018
Energy Transfer LP (5 Year Treasury Constant Maturity+4.02%)±	8.00	5-15-2054	70,000	74,803
MPLX LP	6.20	9-15-2055	180,000	182,096
Prairie Acquiror LP144A	9.00	8-1-2029	410,000	426,853
Rockies Express Pipeline LLC144A	6.88	4-15-2040	90,000	92,628
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	385,000	380,199
The accompanying notes are an integral part of these consolidated financial statements.
6 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Pipelines(continued)
Venture Global LNG, Inc.144A	8.38%	6-1-2031	$150,000	$157,496
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%)144Aʊ±	9.00	9-30-2029	440,000	436,075
Venture Global Plaquemines LNG LLC144A	7.50	5-1-2033	410,000	453,054
				2,602,223
Financial: 7.37%
Banks: 2.75%
Bank of America Corp. (U.S. SOFR+1.74%)±	5.52	10-25-2035	195,000	199,738
Bank of America Corp. (U.S. SOFR+1.91%)±	5.43	8-15-2035	465,000	474,351
Bank of America Corp. Series DD (U.S. SOFR 3 Month+4.81%)ʊ±	6.30	3-10-2026	195,000	196,092
Bank of America Corp. Series OO (5 Year Treasury Constant Maturity+2.68%)ʊ±	6.63	5-1-2030	170,000	176,883
Citigroup, Inc. (U.S. SOFR+1.49%)±	5.17	9-11-2036	260,000	262,638
Goldman Sachs Group, Inc. Series T (5 Year Treasury Constant Maturity+2.97%)ʊ±	3.80	5-10-2026	520,000	513,684
JPMorgan Chase & Co. (U.S. SOFR+1.55%)±	5.53	11-29-2045	280,000	287,946
JPMorgan Chase & Co. (U.S. SOFR+1.64%)±	5.58	7-23-2036	915,000	948,564
Morgan Stanley (U.S. SOFR+1.29%)±	2.94	1-21-2033	620,000	563,675
Morgan Stanley (U.S. SOFR+1.71%)±	5.52	11-19-2055	440,000	444,765
Santander Holdings USA, Inc. (U.S. SOFR+1.88%)±	5.74	3-20-2031	190,000	196,151
Santander Holdings USA, Inc. (U.S. SOFR+3.28%)±	7.66	11-9-2031	70,000	78,404
U.S. Bancorp (U.S. SOFR+1.86%)±	5.68	1-23-2035	445,000	468,537
U.S. Bancorp (U.S. SOFR+2.26%)±	5.84	6-12-2034	330,000	351,644
Wells Fargo & Co. (U.S. SOFR+2.06%)±	6.49	10-23-2034	645,000	716,655
				5,879,727
Diversified financial services: 0.82%
Aircastle Ltd.144A	5.95	2-15-2029	185,000	192,937
Aircastle Ltd./Aircastle Ireland DAC144A	5.25	3-15-2030	370,000	377,448
Ares Finance Co. II LLC144A	3.25	6-15-2030	285,000	269,190
Citadel LP144A	6.38	1-23-2032	240,000	254,020
Computershare U.S., Inc.	1.13	10-7-2031	440,000	449,610
PRA Group, Inc.144A	5.00	10-1-2029	185,000	171,806
United Wholesale Mortgage LLC144A	5.50	4-15-2029	35,000	34,519
				1,749,530
Insurance: 2.17%
Athene Global Funding144A	5.03	7-17-2030	315,000	320,037
Athene Global Funding144A	5.54	8-22-2035	550,000	557,367
Broadstreet Partners Group LLC144A	5.88	4-15-2029	325,000	324,053
Brown & Brown, Inc.	4.90	6-23-2030	250,000	253,359
Equitable America Global Funding144A	4.95	6-9-2030	435,000	443,693
Guardian Life Insurance Co. of America144A	4.85	1-24-2077	145,000	122,098
Jackson Financial, Inc.	4.00	11-23-2051	325,000	234,471
MetLife, Inc.	6.40	12-15-2036	420,000	441,972
New York Life Insurance Co.144A	5.88	5-15-2033	260,000	275,424
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 7

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Insurance(continued)
Northwestern Mutual Life Insurance Co.144A	6.17%	5-29-2055	$285,000	$306,590
Omnis Funding Trust144A	6.72	5-15-2055	465,000	501,571
PartnerRe Finance B LLC (5 Year Treasury Constant Maturity+3.82%)±	4.50	10-1-2050	40,000	37,741
Prudential Financial, Inc. (5 Year Treasury Constant Maturity+3.04%)±	3.70	10-1-2050	380,000	354,954
RGA Global Funding144A	5.05	12-6-2031	440,000	448,659
				4,621,989
Investment Companies: 0.90%
Ares Capital Corp. BDC	5.10	1-15-2031	410,000	407,043
Ares Capital Corp. BDC	5.50	9-1-2030	240,000	242,924
Ares Capital Corp. BDC	5.88	3-1-2029	185,000	190,339
Blue Owl Capital Corp. BDC	2.63	1-15-2027	1,105,000	1,075,077
				1,915,383
REITs: 0.73%
Brandywine Operating Partnership LP	8.88	4-12-2029	35,000	37,988
EPR Properties	3.75	8-15-2029	180,000	173,288
Essential Properties LP	2.95	7-15-2031	245,000	220,807
Essential Properties LP	5.40	12-1-2035	485,000	486,820
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	290,000	304,031
Piedmont Operating Partnership LP	9.25	7-20-2028	130,000	144,351
WEA Finance LLC/Westfield U.K. & Europe Finance PLC144A	4.75	9-17-2044	230,000	199,955
				1,567,240
Industrial: 0.71%
Building materials: 0.32%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	320,000	309,602
CP Atlas Buyer, Inc.144A	9.75	7-15-2030	360,000	377,028
				686,630
Engineering & construction: 0.15%
MasTec, Inc.144A	4.50	8-15-2028	325,000	324,128
Packaging & containers: 0.24%
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	500,000	513,621
Technology: 1.54%
Computers: 0.11%
Kyndryl Holdings, Inc.	4.10	10-15-2041	285,000	231,227
Semiconductors: 0.51%
Entegris, Inc.144A	4.75	4-15-2029	200,000	198,285
Foundry JV Holdco LLC144A	5.88	1-25-2034	260,000	270,859
Foundry JV Holdco LLC144A	6.20	1-25-2037	360,000	384,008
The accompanying notes are an integral part of these consolidated financial statements.
8 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
Semiconductors(continued)
Intel Corp.	2.80%	8-12-2041		$255,000	$178,365
Intel Corp.	3.25	11-15-2049		85,000	56,482
					1,087,999
Software: 0.92%
AthenaHealth Group, Inc.144A	6.50	2-15-2030		535,000	530,623
Cloud Software Group, Inc.144A	8.25	6-30-2032		430,000	456,124
Cloud Software Group, Inc.144A	9.00	9-30-2029		170,000	176,325
Oracle Corp.	4.45	9-26-2030		310,000	309,848
Oracle Corp.	5.95	9-26-2055		485,000	483,508
					1,956,428
Utilities: 1.42%
Electric: 1.42%
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055		30,000	31,076
Baltimore Gas & Electric Co.	5.45	6-1-2035		370,000	384,329
Dominion Energy, Inc. (5 Year Treasury Constant Maturity+2.21%)±	6.63	5-15-2055		115,000	119,017
Duke Energy Corp.	3.10	6-15-2028		200,000	236,908
Duke Energy Corp.	3.85	6-15-2034		235,000	276,146
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63	12-15-2054		210,000	220,166
Evergy, Inc. (5 Year Treasury Constant Maturity+2.56%)±	6.65	6-1-2055		110,000	112,651
Niagara Mohawk Power Corp.144A	6.00	7-3-2055		305,000	314,742
NRG Energy, Inc.144A%%	5.41	10-15-2035		205,000	205,697
Oglethorpe Power Corp.	4.25	4-1-2046		125,000	99,219
PG&E Corp.	5.25	7-1-2030		40,000	39,446
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055		550,000	565,043
Sempra (5 Year Treasury Constant Maturity+2.35%)±	6.63	4-1-2055		320,000	324,946
Southern Co. Series B (5 Year Treasury Constant Maturity+3.73%)±	4.00	1-15-2051		95,000	94,655
					3,024,041
Total corporate bonds and notes (Cost $48,306,889)					50,163,891
Foreign corporate bonds and notes: 11.39%
Communications: 2.32%
Telecommunications: 2.32%
British Telecommunications PLC (UK Gilts 5 Year+3.82%)±	8.38	12-20-2083	GBP	295,000	425,714
Chorus Ltd.	3.63	9-7-2029	EUR	295,000	354,812
Fibercop SpA	1.63	1-18-2029	EUR	395,000	433,347
Koninklijke KPN NV	3.88	7-3-2031	EUR	300,000	365,756
Lorca Telecom Bondco SA	4.00	9-18-2027	EUR	400,000	469,583
SES SA (EURIBOR ICE Swap Rate 11:00am+3.23%)±	5.50	9-12-2054	EUR	400,000	478,640
TDC Net AS	5.62	2-6-2030	EUR	400,000	501,658
Telecom Italia SpA	1.63	1-18-2029	EUR	200,000	224,489
Telefonica Emisiones SA	4.18	11-21-2033	EUR	400,000	485,328
VMED O2 U.K. Financing I PLC	5.63	4-15-2032	EUR	390,000	469,376
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 9

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
Telecommunications(continued)
Vodafone Group PLC (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.48%)±	3.00%	8-27-2080	EUR	260,000	$294,247
Zegona Finance PLC144A	6.75	7-15-2029	EUR	351,000	436,271
					4,939,221
Consumer, cyclical: 1.78%
Airlines: 0.23%
Deutsche Lufthansa AG (EURIBOR ICE Swap Rate 11:00am+2.86%)±	5.25	1-15-2055	EUR	400,000	484,586
Auto manufacturers: 0.11%
BMW International Investment BV	3.50	1-22-2033	EUR	200,000	236,876
Auto parts & equipment: 0.15%
Mahle GmbH	6.50	5-2-2031	EUR	255,000	309,908
Entertainment: 0.26%
Cirsa Finance International Sarl144A	10.38	11-30-2027	EUR	42,300	51,199
Universal Music Group NV	4.00	6-13-2031	EUR	420,000	511,734
					562,933
Leisure time: 0.40%
TUI AG	5.88	3-15-2029	EUR	700,000	853,805
Lodging: 0.24%
Essendi SA	6.38	10-15-2029	EUR	415,000	514,203
Retail: 0.28%
Dufry One BV	4.50	5-23-2032	EUR	400,000	482,564
Fressnapf Holding SE	5.25	10-31-2031	EUR	100,000	118,984
					601,548
Toys/games/hobbies: 0.11%
Asmodee Group AB	5.75	12-15-2029	EUR	186,667	230,089
Consumer, non-cyclical: 1.40%
Agriculture: 0.24%
Tereos Finance Groupe I SA	5.88	4-30-2030	EUR	425,000	499,283
Commercial services: 0.50%
Amber Finco PLC	6.63	7-15-2029	EUR	280,000	345,518
Nexi SpA	2.13	4-30-2029	EUR	250,000	283,515
Transurban Finance Co. Pty. Ltd.	4.23	4-26-2033	EUR	100,000	123,182
Verisure Holding AB144A	9.25	10-15-2027	EUR	28,000	33,718
Worldline SA	4.13	9-12-2028	EUR	300,000	287,016
					1,072,949
The accompanying notes are an integral part of these consolidated financial statements.
10 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
Food: 0.38%
Flora Food Management BV	6.88%	7-2-2029	EUR	250,000	$293,414
Iceland Bondco PLC	4.38	5-15-2028	GBP	400,000	524,133
					817,547
Healthcare-services: 0.28%
Eurofins Scientific SE (3 Month EURIBOR+4.24%)ʊ±	6.75	4-24-2028	EUR	475,000	596,001
Energy: 0.95%
Oil & gas: 0.72%
Var Energi ASA	3.88	3-12-2031	EUR	265,000	314,506
Var Energi ASA (EURIBOR ICE Swap Rate 11:00am+4.77%)±	7.86	11-15-2083	EUR	200,000	260,369
Wintershall Dea Finance 2 BV (EURIBOR ICE Swap Rate 11:00am+3.94%)ʊ±	6.12	5-8-2030	EUR	415,000	509,156
Wintershall Dea Finance 2 BV Series NC8 (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.32%)ʊ±	3.00	7-20-2028	EUR	400,000	452,596
					1,536,627
Oil & gas services: 0.23%
OEG Finance PLC	7.25	9-27-2029	EUR	400,000	490,837
Financial: 2.45%
Banks: 1.48%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.90%)ʊ±	4.75	9-22-2027	EUR	400,000	471,734
BAWAG Group AG (EURIBOR ICE Swap Rate 11:00am+5.05%)ʊ±	7.25	9-18-2029	EUR	200,000	250,296
CaixaBank SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.55%)±	6.25	2-23-2033	EUR	400,000	502,549
Deutsche Bank AG (3 Month EURIBOR+2.95%)±	5.00	9-5-2030	EUR	200,000	250,530
KBC Group NV (EURIBOR ICE Swap Rate 11:00am+4.93%)ʊ±	8.00	9-5-2028	EUR	200,000	260,933
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am+1.60%)±	1.38	6-17-2033	EUR	200,000	223,896
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am+5.20%)±	7.38	12-20-2032	EUR	400,000	506,410
Societe Generale SA (EURIBOR ICE Swap Rate 11:00am+1.65%)±	3.75	5-17-2035	EUR	600,000	700,529
					3,166,877
Diversified financial services: 0.22%
Sherwood Financing PLC	4.50	11-15-2026	EUR	395,000	462,054
Insurance: 0.53%
AXA SA	3.63	1-10-2033	EUR	400,000	485,240
NN Group NV (3 Month EURIBOR+4.20%)±	5.25	3-1-2043	EUR	205,000	260,089
Sampo Oyj (3 Month EURIBOR+3.60%)±	2.50	9-3-2052	EUR	355,000	386,231
					1,131,560
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 11

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
Real estate: 0.22%
Castellum AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year+3.45%)ʊ±	3.13%	12-2-2026	EUR	400,000	$464,585
Government securities: 0.33%
Multi-national: 0.33%
Asian Development Bank	6.20	10-6-2026	INR	18,450,000	207,213
Banque Ouest Africaine de Developpement	2.75	1-22-2033	EUR	485,000	493,241
					700,454
Industrial: 0.67%
Building materials: 0.44%
Heidelberg Materials Finance Luxembourg SA	3.00	7-10-2030	EUR	800,000	938,488
Environmental control: 0.23%
Luna 2.5 Sarl144A	5.50	7-1-2032	EUR	420,000	501,668
Technology: 0.36%
Computers: 0.36%
Almaviva-The Italian Innovation Co. SpA144A	5.00	10-30-2030	EUR	213,000	254,033
Teleperformance SE	5.75	11-22-2031	EUR	400,000	509,134
					763,167
Utilities: 1.13%
Electric: 0.58%
Engie SA	2.13	3-30-2032	EUR	400,000	438,435
Engie SA	3.63	3-6-2031	EUR	300,000	360,627
Vattenfall AB (UK Gilts 5 Year+1.90%)±	2.50	6-29-2083	GBP	350,000	433,900
					1,232,962
Gas: 0.31%
APA Infrastructure Ltd.	2.00	7-15-2030	EUR	595,000	662,921
Water: 0.24%
Holding d’Infrastructures des Metiers de l’Environnement SAS	4.88	10-24-2029	EUR	431,000	524,835
Total foreign corporate bonds and notes (Cost $22,511,884)					24,295,984
Foreign government bonds: 13.01%
Australia: 0.96%
New South Wales Treasury Corp.	3.00	4-20-2029	AUD	1,585,000	1,019,732
Queensland Treasury Corp.144A	3.50	8-21-2030	AUD	1,585,000	1,022,061
					2,041,793
Belgium: 0.98%
European Union	2.63	7-4-2028	EUR	1,775,000	2,104,133
Brazil: 1.73%
Brazil##	10.00	1-1-2027	BRL	20,500,000	3,692,063
The accompanying notes are an integral part of these consolidated financial statements.
12 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
Colombia: 1.90%
Colombia TES##	5.75%	11-3-2027	COP	17,000,000,000	$4,051,813
Czech Republic: 0.99%
Czech Republic	5.00	9-30-2030	CZK	41,920,000	2,104,936
France: 1.91%
French Republic144A##	2.70	2-25-2031	EUR	3,495,000	4,077,366
South Africa: 0.71%
Republic of South Africa	8.00	1-31-2030	ZAR	26,005,000	1,510,993
United Kingdom: 3.83%
U.K. Gilts##	3.75	3-7-2027	GBP	3,925,000	5,260,868
U.K. Gilts##	4.13	7-22-2029	GBP	2,155,000	2,902,861
					8,163,729
Total foreign government bonds (Cost $27,130,235)					27,746,826

	Shares
Investment companies: 0.44%
Exchange-traded funds: 0.44%
SPDR Portfolio High Yield Bond ETF	39,015	934,019
Total investment companies (Cost $885,250)		934,019

			Principal
Loans: 0.68%
Communications: 0.12%
Media: 0.00%
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.00%)±	9.57	8-2-2027	$9,139	9,140
Telecommunications: 0.12%
CommScope, Inc. (U.S. SOFR 1 Month+4.75%)±	8.91	12-17-2029	150,000	151,688
Lumen Technologies, Inc. (U.S. SOFR 1 Month+2.35%)±	6.63	4-15-2030	99,491	98,759
				250,447
Consumer, cyclical: 0.44%
Airlines: 0.02%
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	8.04	4-1-2031	34,650	34,838
Entertainment: 0.23%
Crown Finance U.S., Inc. (U.S. SOFR 1 Month+4.50%)±	8.78	12-2-2031	491,294	489,883
Housewares: 0.07%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	9.91	10-30-2029	153,651	153,651
Retail: 0.12%
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%)±	7.51	3-3-2028	260,000	253,001
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 13

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Financial: 0.10%
Insurance: 0.10%
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	9.53%	1-31-2028	$215,000	$209,087
Technology: 0.02%
Software: 0.02%
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%)±	7.91	11-28-2028	49,029	49,104
Total loans (Cost $1,449,769)				1,449,151
Municipal obligations: 0.01%
Illinois: 0.01%
GO revenue: 0.01%
City of Chicago Series E	6.05	1-1-2029	30,000	30,495
Total municipal obligations (Cost $30,514)				30,495
Non-agency mortgage-backed securities: 2.49%
Brean Asset-Backed Securities Trust Series 2021-RM2 Class A144A±±	1.75	10-25-2061	731,592	709,682
BX Trust Series 2022-CLS Class C144A	6.79	10-13-2027	750,000	738,178
Hudson’s Bay Simon JV Trust Series 2015-HB10 Class A10144A	4.15	8-5-2034	535,000	534,415
JPMorgan Mortgage Trust Series 2017-6 Class B5144A±±	3.78	12-25-2048	392,790	316,325
MFA Trust Series 2020-NQM3 Class M1144A±±	2.65	1-26-2065	1,000,000	938,985
MFA Trust Series 2021-NQM1 Class A1144A±±	1.15	4-25-2065	49,290	46,429
SDAL Trust Series 2025-DAL Class B (U.S. SOFR 1 Month+2.94%)144A±	7.09	4-15-2042	500,000	502,709
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE Class A2B144A±±	4.14	1-5-2043	505,000	440,663
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE Class D144A±±	4.53	1-5-2043	700,000	527,619
TRK Trust Series 2021-INV2 Class A2144A±±	2.12	11-25-2056	566,597	511,976
Verus Securitization Trust Series 2021-2 Class A1144A±±	1.03	2-25-2066	58,080	51,918
Total non-agency mortgage-backed securities (Cost $5,619,664)				5,318,899
U.S. Treasury securities: 19.05%
U.S. Treasury Bonds##	3.00	2-15-2049	135,000	101,081
U.S. Treasury Bonds##	4.25	8-15-2054	1,335,000	1,232,372
U.S. Treasury Bonds##	4.50	11-15-2054	60,000	57,771
U.S. Treasury Bonds##	4.63	11-15-2044	195,000	193,187
U.S. Treasury Bonds##	4.75	2-15-2045	40,000	40,250
U.S. Treasury Bonds##	4.75	5-15-2055	115,000	115,359
U.S. Treasury Notes##	3.63	8-31-2027	14,685,000	14,684,427
U.S. Treasury Notes##	3.75	6-30-2027	8,100,000	8,114,555
U.S. Treasury Notes##	4.13	10-31-2026	4,170,000	4,187,918
U.S. Treasury Notes##	4.13	2-28-2027	9,720,000	9,778,092
U.S. Treasury Notes##	4.25	8-15-2035	2,120,000	2,137,225
Total U.S. Treasury securities (Cost $40,564,985)				40,642,237
The accompanying notes are an integral part of these consolidated financial statements.
14 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

	Expiration date	Shares	Value
Warrants: 0.00%
Consumer staples: 0.00%
Consumer staples distribution & retail: 0.00%
Casino Guichard Perrachon SA♦†	4-27-2029	128,399	$75
Total warrants (Cost $0)			75

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 9.71%
Basic materials: 0.37%
Chemicals: 0.22%
Braskem Netherlands Finance BV144A	7.25%	2-13-2033	$600,000	230,307
Orbia Advance Corp. SAB de CV144A	7.50	5-13-2035	220,000	231,440
				461,747
Mining: 0.15%
Rio Tinto Finance USA PLC	5.88	3-14-2065	320,000	333,362
Communications: 0.83%
Media: 0.02%
Virgin Media Secured Finance PLC144A	4.50	8-15-2030	45,000	42,428
Telecommunications: 0.81%
NTT Finance Corp.144A	4.88	7-16-2030	695,000	706,170
NTT Finance Corp.144A	5.17	7-16-2032	200,000	204,834
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13	4-15-2055	600,000	636,098
TELUS Corp. (5 Year Treasury Constant Maturity+2.71%)±	7.00	10-15-2055	180,000	189,795
				1,736,897
Consumer, cyclical: 0.58%
Airlines: 0.17%
Latam Airlines Group SA144A	7.63	1-7-2031	350,000	362,402
Apparel: 0.07%
Gildan Activewear, Inc.144A%%	5.40	10-7-2035	150,000	150,021
Leisure time: 0.34%
Royal Caribbean Cruises Ltd.144A	5.63	9-30-2031	50,000	50,984
Royal Caribbean Cruises Ltd.144A	6.00	2-1-2033	660,000	676,818
				727,802
Consumer, non-cyclical: 0.74%
Beverages: 0.28%
Coca-Cola Icecek AS144A	4.50	1-20-2029	595,000	584,897
Pharmaceuticals: 0.46%
1261229 BC Ltd.144A	10.00	4-15-2032	735,000	753,413
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 15

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals(continued)
Bausch Health Cos., Inc.144A	11.00%	9-30-2028	$150,000	$156,003
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	70,000	80,036
				989,452
Energy: 1.13%
Oil & gas: 0.97%
Aker BP ASA144A	5.80	10-1-2054	330,000	305,947
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	400,610	396,988
BP Capital Markets PLC (5 Year Treasury Constant Maturity+4.40%)ʊ±	4.88	3-22-2030	745,000	739,734
Eni SpA144A	5.95	5-15-2054	430,000	429,858
TotalEnergies Capital SA	5.43	9-10-2064	195,000	187,758
				2,060,285
Pipelines: 0.16%
Enbridge, Inc. Series 20-A (5 Year Treasury Constant Maturity+5.31%)±	5.75	7-15-2080	345,000	348,316
Financial: 4.91%
Banks: 3.47%
AIB Group PLC (U.S. SOFR+1.65%)144A±	5.32	5-15-2031	220,000	226,506
Banco Industrial SA (5 Year Treasury Constant Maturity+4.44%)144A±	4.88	1-29-2031	300,000	298,800
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity+4.07%)144Aʊ±	8.38	5-20-2031	650,000	684,417
Banco Nacional de Comercio Exterior SNC (5 Year Treasury Constant Maturity+2.00%)144A±	2.72	8-11-2031	385,000	375,202
Bancolombia SA (5 Year Treasury Constant Maturity+4.32%)±	8.63	12-24-2034	200,000	215,972
Barclays PLC (U.S. SOFR+1.23%)±	5.37	2-25-2031	265,000	273,255
Barclays PLC (U.S. SOFR+1.59%)±	5.79	2-25-2036	640,000	667,914
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero (5 Year Treasury Constant Maturity+4.31%)144A±	5.88	9-13-2034	300,000	300,629
BNP Paribas SA (5 Year Treasury Constant Maturity+4.90%)144Aʊ±	7.75	8-16-2029	225,000	238,251
Commonwealth Bank of Australia (1 Year Treasury Constant Maturity+1.32%)144A±	5.93	3-14-2046	425,000	440,923
Danske Bank AS (1 Year Treasury Constant Maturity+1.75%)144A±	4.30	4-1-2028	650,000	650,603
HSBC Holdings PLC (U.S. SOFR+1.57%)±	5.24	5-13-2031	500,000	514,525
Lloyds Banking Group PLC (5 Year Treasury Constant Maturity+4.82%)ʊ±	6.75	6-27-2026	220,000	222,321
National Australia Bank Ltd. (5 Year Treasury Constant Maturity+1.70%)144A±	3.35	1-12-2037	1,020,000	924,364
NatWest Group PLC (5 Year Treasury Constant Maturity+5.63%)ʊ±	6.00	12-29-2025	320,000	320,371
UBS Group AG (1 Year Treasury Constant Maturity+1.77%)144A±	5.70	2-8-2035	595,000	626,838
The accompanying notes are an integral part of these consolidated financial statements.
16 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Banks(continued)
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88%	2-12-2027	$200,000	$196,922
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+3.63%)144Aʊ±	6.85	9-10-2029	220,000	226,860
				7,404,673
Diversified financial services: 0.80%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (5 Year Treasury Constant Maturity+2.72%)±	6.95	3-10-2055	590,000	617,551
Avolon Holdings Funding Ltd.144A	2.75	2-21-2028	190,000	182,467
Avolon Holdings Funding Ltd.144A	5.75	11-15-2029	220,000	228,548
Brookfield Asset Management Ltd.	6.08	9-15-2055	120,000	124,517
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	315,000	325,439
Macquarie AirFinance Holdings Ltd.144A	6.40	3-26-2029	175,000	184,296
Unifin Financiera SAB de CV144A†	9.88	1-28-2029	600,000	36,600
				1,699,418
Insurance: 0.64%
Aspen Insurance Holdings Ltd.	5.75	7-1-2030	225,000	235,492
Intact Financial Corp.144A	5.46	9-22-2032	635,000	654,150
RenaissanceRe Holdings Ltd.	5.80	4-1-2035	455,000	477,079
				1,366,721
Government securities: 0.11%
Multi-national: 0.11%
African Export-Import Bank144A	3.80	5-17-2031	260,000	234,007
Industrial: 0.50%
Engineering & construction: 0.02%
CIMIC Finance USA Pty. Ltd.144A	7.00	3-25-2034	40,000	43,557
Packaging & containers: 0.26%
Trivium Packaging Finance BV144A	12.25	1-15-2031	500,000	541,171
Trucking & leasing: 0.22%
Avolon Holdings Funding Ltd.144A	4.90	10-10-2030	250,000	251,368
SMBC Aviation Capital Finance DAC144A	5.45	5-3-2028	220,000	225,531
				476,899
Utilities: 0.54%
Electric: 0.54%
Comision Federal de Electricidad144A	3.88	7-26-2033	720,000	636,139
Emera, Inc. Series 16-A (U.S. SOFR 3 Month+5.44%)±	6.75	6-15-2076	100,000	100,513
Enel Finance International NV144A	4.38	9-30-2030	420,000	417,143
				1,153,795
Total yankee corporate bonds and notes (Cost $20,782,452)				20,717,850
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 17

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Yankee government bonds: 1.84%
Argentina: 0.23%
Argentinaøø	4.13%	7-9-2035	$260,000	$135,070
Provincia de Cordoba144Aøø	6.88	12-10-2025	42,413	42,731
Provincia de Cordoba144Aøø	6.88	2-1-2029	332,619	306,010
				483,811
Dominican Republic: 0.25%
Dominican Republic144A	4.88	9-23-2032	300,000	286,290
Dominican Republic144A	7.05	2-3-2031	235,000	253,224
				539,514
Israel: 0.16%
Israel	5.75	3-12-2054	370,000	349,999
Ivory Coast: 0.15%
Ivory Coast144A	8.25	1-30-2037	300,000	312,858
Mexico: 0.63%
Mexico	5.63	9-22-2035	570,000	567,184
Mexico	6.35	2-9-2035	520,000	549,131
Mexico	3.77	5-24-2061	355,000	223,277
				1,339,592
Panama: 0.11%
Panama	4.50	1-19-2063	310,000	224,573
Peru: 0.31%
Corp. Financiera de Desarrollo SA144A	5.95	4-30-2029	640,000	668,800
Total yankee government bonds (Cost $3,801,251)				3,919,147

		Yield	Shares
Short-term investments: 2.11%
Investment companies: 2.11%
Allspring Government Money Market Fund Select Class♠∞##		4.07	4,514,164	4,514,164
Total short-term investments (Cost $4,514,164)				4,514,164
Total investments in securities (Cost $266,951,421)	126.74%			270,387,741
Other assets and liabilities, net	(26.74)			(57,052,707)
Total net assets	100.00%			$213,335,034

The accompanying notes are an integral part of these consolidated financial statements.
18 | Allspring Income Plus Fund

Portfolio of investments—September 30, 2025

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
##	All or a portion of this security is segregated as collateral for when-issued securities.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AUD	Australian dollar
BDC	Business Development Company
BRL	Brazilian real
COP	Colombian peso
CZK	Czech Republic koruna
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
GO	General obligation
INR	Indian rupee
NPFGC	National Public Finance Guarantee Corporation
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$15,122,046	$181,646,066	$(192,253,948)	$0	$0	$4,514,164	4,514,164	$293,860
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	4,201,900	COP	16,587,000,000	Morgan Stanley, Inc.	12-30-2025	$22,070	$0
JPY	304,500,000	USD	2,096,934	Citibank N.A.	12-30-2025	0	(19,347)
USD	2,077,703	JPY	304,500,000	Citibank N.A.	12-30-2025	116	0
USD	3,606,350	AUD	5,398,000	Citibank N.A.	12-31-2025	30,865	0
AUD	1,394,000	USD	924,053	Citibank N.A.	12-31-2025	0	(706)
AUD	804,000	USD	532,141	Citibank N.A.	12-31-2025	406	0
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 19

Portfolio of investments—September 30, 2025

Forward foreign currency contracts (continued)
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	3,673,165	BRL	19,935,000	Morgan Stanley, Inc.	12-31-2025	$6,017	$0
USD	2,100,328	CZK	43,700,000	Morgan Stanley, Inc.	12-31-2025	0	(12,198)
EUR	215,000	USD	253,445	Citibank N.A.	12-31-2025	281	0
USD	31,926,552	EUR	26,869,000	Citibank N.A.	12-31-2025	217,838	0
EUR	130,000	USD	154,902	Citibank N.A.	12-31-2025	0	(1,486)
USD	590,973	GBP	440,000	Citibank N.A.	12-31-2025	0	(810)
USD	7,368,810	GBP	5,398,000	Citibank N.A.	12-31-2025	108,705	0
USD	1,620,954	GBP	1,200,000	Citibank N.A.	12-31-2025	7,000	0
USD	162,130	GBP	120,000	Citibank N.A.	12-31-2025	735	0
USD	1,443,415	ZAR	25,270,000	Morgan Stanley, Inc.	12-31-2025	0	(10,364)
						$394,033	$(44,911)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Ultra Long Term U.S. Treasury Bond	47	12-19-2025	$5,497,058	$5,642,938	$145,880	$0
2-Year U.S. Treasury Notes	60	12-31-2025	12,496,493	12,503,906	7,413	0
Short
10-Year Euro BUND Index	(43)	12-8-2025	(6,466,448)	(6,490,751)	0	(24,303)
2-Year Euro SCHATZ	(41)	12-8-2025	(5,154,825)	(5,149,598)	5,227	0
5-Year Euro-BOBL Futures	(71)	12-8-2025	(9,826,910)	(9,820,358)	6,552	0
Ultra 10-Year U.S. Treasury Notes	(82)	12-19-2025	(9,343,104)	(9,436,406)	0	(93,302)
5-Year U.S. Treasury Notes	(208)	12-31-2025	(22,809,042)	(22,712,625)	96,417	0
					$261,489	$(117,605)
Centrally cleared credit default swap contracts
Reference index	Fixed rate	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Buy Protection
Markit CDX Emerging Markets Index S42	5.00%	Quarterly	6-20-2029	USD	1,840,000	$152,374	$107,784	$44,590	$0
Markit CDX North American High Yield Series 44	5.00	Quarterly	6-20-2030	USD	2,065,000	164,717	143,039	21,678	0
								$66,268	$0
The accompanying notes are an integral part of these consolidated financial statements.
20 | Allspring Income Plus Fund

Statement of assets and liabilities—September 30, 2025
Consolidated Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $262,437,257)	$265,873,577
Investments in affiliated securities, at value (cost $4,514,164)	4,514,164
Cash	384
Cash at broker segregated for futures contracts	1,459,000
Segregated cash for forward foreign currency contracts	520,000
Segregated cash for swap contracts	250,642
Foreign currency, at value (cost $639)	639
Receivable for interest	2,582,047
Receivable for Fund shares sold	1,401,199
Unrealized gains on forward foreign currency contracts	394,033
Receivable for investments sold	17,639
Receivable for daily variation margin on open futures contracts	13,202
Prepaid expenses and other assets	82,080
Total assets	277,108,606
Liabilities
Payable for when-issued transactions	63,580,267
Unrealized losses on forward foreign currency contracts	44,911
Payable for daily variation margin on open futures contracts	36,230
Management fee payable	26,017
Payable for Fund shares redeemed	21,593
Administration fees payable	14,700
Shareholder servicing fees payable	2,951
Payable for daily variation margin on centrally cleared swap contracts	2,307
Trustees’ fees and expenses payable	2,263
Contingent tax liability	605
Distribution fee payable	322
Accrued expenses and other liabilities	41,406
Total liabilities	63,773,572
Total net assets	$213,335,034
Net assets consist of
Paid-in capital	$222,702,076
Total distributable loss	(9,367,042)
Total net assets	$213,335,034
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 21

Statement of assets and liabilities—September 30, 2025
Statement of assets and liabilities
Computation of net asset value and offering price per share
Net assets–Class A	$13,573,840
Shares outstanding–Class A1	1,517,189
Net asset value per share–Class A	$8.95
Maximum offering price per share – Class A2	$9.32
Net assets–Class C	$509,776
Shares outstanding–Class C1	56,595
Net asset value per share–Class C	$9.01
Net assets–Institutional Class	$199,251,418
Shares outstanding–Institutional Class[1]	22,333,816
Net asset value per share–Institutional Class	$8.92
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.
22 | Allspring Income Plus Fund

Consolidated Statement of operations— year ended September 30, 2025
Consolidated statement of operations
Investment income
Interest (net of foreign withholding taxes of $24,829)	$11,266,981
Income from affiliated securities	293,860
Dividends	157,583
Total investment income	11,718,424
Expenses
Management fee	1,101,561
Administration fees
Class A	21,325
Class C	1,030
Administrator Class	416 [1]
Institutional Class	155,600
Shareholder servicing fees
Class A	35,541
Class C	1,711
Administrator Class	1,040 [1]
Distribution fee
Class C	5,116
Custody and accounting fees	44,661
Professional fees	84,782
Registration fees	156,844
Shareholder report expenses	29,990
Trustees’ fees and expenses	11,536
Other fees and expenses	27,279
Total expenses	1,678,432
Less: Fee waivers and/or expense reimbursements
Fund-level	(804,336)
Class A	(2,186)
Net expenses	871,910
Net investment income	10,846,514
1 For the period from October 1, 2024 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 23

Consolidated Statement of operations— year ended September 30, 2025
Consolidated statement of operations
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities (net of foreign capital gains tax of $9,507)	$(4,007,075)
Foreign currency and foreign currency translations	(102,967)
Forward foreign currency contracts	828,385
Futures contracts	1,542,130
Swap contracts	203,062
Net realized losses on investments	(1,536,465)
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gains tax of $605)	134,064
Foreign currency and foreign currency translations	(11,871)
Forward foreign currency contracts	478,819
Futures contracts	283,296
Swap contracts	50,622
Net change in unrealized gains (losses) on investments	934,930
Net realized and unrealized gains (losses) on investments	(601,535)
Net increase in net assets resulting from operations	$10,244,979
The accompanying notes are an integral part of these consolidated financial statements.
24 | Allspring Income Plus Fund

Consolidated statement of changes in net assets
Consolidated statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment income		$10,846,514		$11,824,239
Net realized losses on investments		(1,536,465)		(4,183,297)
Net change in unrealized gains (losses) on investments		934,930		18,462,718
Net increase in net assets resulting from operations		10,244,979		26,103,660
Distributions to shareholders from
Net investment income and net realized gains
Class A		(786,648)		(884,260)
Class C		(32,608)		(51,604)
Administrator Class		(22,772)[1]		(31,219)
Institutional Class		(11,630,269)		(11,813,181)
Total distributions to shareholders		(12,472,297)		(12,780,264)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	309,520	2,732,940	618,530	5,404,379
Class C	3,339	29,639	24,561	214,868
Administrator Class	28,694 [1]	253,681 [1]	5,357	47,398
Institutional Class	14,783,143	130,497,994	16,234,174	141,287,853
		133,514,254		146,954,498
Reinvestment of distributions
Class A	88,849	783,926	102,103	882,378
Class C	3,670	32,595	5,951	51,604
Administrator Class	2,555 [1]	22,772 [1]	3,596	31,219
Institutional Class	1,295,360	11,400,083	1,359,579	11,784,431
		12,239,376		12,749,632
Payment for shares redeemed
Class A	(610,318)	(5,411,742)	(915,549)	(7,986,862)
Class C	(48,338)	(429,117)	(79,811)	(700,375)
Administrator Class	(24,195)[1]	(216,346)[1]	(67,173)	(588,234)
Institutional Class	(21,336,693)	(187,783,557)	(6,763,910)	(58,923,788)
		(193,840,762)		(68,199,259)
Share conversions
Administrator Class	(51,049)[2]	(463,586)[2]	0	0
Institutional Class	51,742 [2]	463,586 [2]	0	0
		0		0
Net increase (decrease) in net assets resulting from capital share transactions		(48,087,132)		91,504,871
Total increase (decrease) in net assets		(50,314,450)		104,828,267
Net assets
Beginning of period		263,649,484		158,821,217
End of period		$213,335,034		$263,649,484
1 For the period from October 1, 2024 to September 12, 2025
2 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 25

Consolidated financial highlights
Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$8.98	$8.43	$8.38	$10.12	$9.64
Net investment income	0.43 [1]	0.43 [1]	0.38 [1]	0.28 [1]	0.27
Net realized and unrealized gains (losses) on investments	0.03	0.60	0.05	(1.41)	0.51
Total from investment operations	0.46	1.03	0.43	(1.13)	0.78
Distributions to shareholders from
Net investment income	(0.49)	(0.48)	(0.38)	(0.36)	(0.30)
Net realized gains	0.00	0.00	0.00	(0.25)	0.00
Total distributions to shareholders	(0.49)	(0.48)	(0.38)	(0.61)	(0.30)
Net asset value, end of period	$8.95	$8.98	$8.43	$8.38	$10.12
Total return[2]	5.35%	12.64%	5.14%	(11.77)%	8.18%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.02%	1.09%	1.07%	1.07%
Net expenses	0.71%	0.71%	0.81%	0.90%	0.90%
Net investment income	4.88%	4.98%	4.44%	3.09%	3.00%
Supplemental data
Portfolio turnover rate	486%	350%	182%	113%	128%
Net assets, end of period (000s omitted)	$13,574	$15,534	$16,212	$13,960	$2,667

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these consolidated financial statements.
26 | Allspring Income Plus Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$9.04	$8.48	$8.42	$10.16	$9.68
Net investment income	0.37 [1]	0.37 [1]	0.32 [1]	0.21 [1]	0.22
Net realized and unrealized gains (losses) on investments	0.02	0.61	0.05	(1.41)	0.49
Total from investment operations	0.39	0.98	0.37	(1.20)	0.71
Distributions to shareholders from
Net investment income	(0.42)	(0.42)	(0.31)	(0.29)	(0.23)
Net realized gains	0.00	0.00	0.00	(0.25)	0.00
Total distributions to shareholders	(0.42)	(0.42)	(0.31)	(0.54)	(0.23)
Net asset value, end of period	$9.01	$9.04	$8.48	$8.42	$10.16
Total return[2]	4.53%	11.83%	4.45%	(12.38)%[3]	7.36%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.77%	1.83%	1.77%	1.82%
Net expenses	1.46%	1.46%	1.56%	1.63%	1.65%
Net investment income	4.13%	4.21%	3.68%	2.30%	2.23%
Supplemental data
Portfolio turnover rate	486%	350%	182%	113%	128%
Net assets, end of period (000s omitted)	$510	$885	$1,248	$1,059	$1,290

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
[3]	During the year ended September 30, 2022, the Fund received payments from a service provider which had a 0.10% impact on the total return.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Income Plus Fund | 27

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$8.96	$8.41	$8.36	$10.10	$9.63
Net investment income	0.46 [1]	0.46 [1]	0.40 [1]	0.32	0.33
Net realized and unrealized gains (losses) on investments	0.02	0.60	0.06	(1.43)	0.47
Total from investment operations	0.48	1.06	0.46	(1.11)	0.80
Distributions to shareholders from
Net investment income	(0.52)	(0.51)	(0.41)	(0.38)	(0.33)
Net realized gains	0.00	0.00	0.00	(0.25)	0.00
Total distributions to shareholders	(0.52)	(0.51)	(0.41)	(0.63)	(0.33)
Net asset value, end of period	$8.92	$8.96	$8.41	$8.36	$10.10
Total return[2]	5.58%	13.04%	5.50%	(11.53)%	8.43%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.70%	0.76%	0.74%	0.74%
Net expenses	0.39%	0.39%	0.50%	0.60%	0.60%
Net investment income	5.18%	5.29%	4.74%	3.33%	3.34%
Supplemental data
Portfolio turnover rate	486%	350%	182%	113%	128%
Net assets, end of period (000s omitted)	$199,251	$246,831	$140,492	$141,671	$163,806

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these consolidated financial statements.
28 | Allspring Income Plus Fund

Notes to consolidated financial statements
Notes to consolidated financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Income Plus Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on September 12, 2025, Administrator Class shares became Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund.
2.
INVESTMENT IN SUBSIDIARY
The Fund invested, through October 22, 2024 (the “liquidation date”) in Income Plus Special Investments (Cayman) Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on July 11, 2019, under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. The Fund was the sole shareholder of the Subsidiary. The financial statements of the Fund include the consolidated financial results of the Subsidiary for each of the periods presented through the liquidation date. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated through the liquidation date.
The Subsidiary was liquidated on October 22, 2024 after all assets and liabilities of the Subsidiary were transferred to the Fund upon redemption of its interest in the Subsidiary. After elimination of interfund balances between the Fund and the Subsidiary, there was no change to the net assets of the Fund as a result of the liquidation.
3.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2025, such fair value pricing was not used in pricing foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible
Allspring Income Plus Fund | 29

Notes to consolidated financial statements
for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of assets and liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated statement of operations.
30 | Allspring Income Plus Fund

Notes to consolidated financial statements
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of assets and liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Consolidated statement of operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Allspring Income Plus Fund | 31

Notes to consolidated financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary was classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code through the liquidation date. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $270,794,231 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$2,976,259
Gross unrealized losses	(2,572,652)
Net unrealized gains	$403,607
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary difference causing such reclassification is due to liquidation of wholly owned Cayman Subsidiary. At September 30, 2025, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of assets and liabilities:
Paid-in capital	Total distributable loss
$(818,903)	$818,903
As of September 30, 2025, the Fund had capital loss carryforwards which consist of $1,746,278 in short-term capital losses and $8,719,226 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
32 | Allspring Income Plus Fund

Notes to consolidated financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$75,171,071	$0	$75,171,071
Asset-backed securities	0	15,026,596	180,203	15,206,799
Common stocks
Consumer staples	725	0	0	725
Energy	0	276,408	0	276,408
Financials	0	0	0	0
Corporate bonds and notes	0	50,163,891	0	50,163,891
Foreign corporate bonds and notes	0	24,295,984	0	24,295,984
Foreign government bonds	0	27,746,826	0	27,746,826
Investment companies	934,019	0	0	934,019
Loans	0	1,449,151	0	1,449,151
Municipal obligations	0	30,495	0	30,495
Non-agency mortgage-backed securities	0	5,318,899	0	5,318,899
U.S. Treasury securities	40,642,237	0	0	40,642,237
Warrants
Consumer staples	0	75	0	75
Yankee corporate bonds and notes	0	20,717,850	0	20,717,850
Yankee government bonds	0	3,919,147	0	3,919,147
Short-term investments
Investment companies	4,514,164	0	0	4,514,164
	46,091,145	224,116,393	180,203	270,387,741
Forward foreign currency contracts	0	394,033	0	394,033
Futures contracts	261,489	0	0	261,489
Swap contracts	0	66,268	0	66,268
Total assets	$46,352,634	$224,576,694	$180,203	$271,109,531
Liabilities
Forward foreign currency contracts	$0	$44,911	$0	$44,911
Futures contracts	117,605	0	0	117,605
Total liabilities	$117,605	$44,911	$0	$162,516
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
5.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds
Allspring Income Plus Fund | 33

Notes to consolidated financial statements
Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.525%
Next $500 million	0.500
Next $2 billion	0.475
Next $2 billion	0.450
Next $5 billion	0.415
Over $10 billion	0.405
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.
The Subsidiary, through its liquidation date, had a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary did not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.71%
Class C	1.46
Institutional Class	0.39
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $357 from the sale of Class A shares and $1,753 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended September 30, 2025.
34 | Allspring Income Plus Fund

Notes to consolidated financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
6.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2025 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,053,551,775	$201,155,832	$1,037,517,853	$261,001,880
7.
DERIVATIVE TRANSACTIONS
During the year ended September 30, 2025, the Fund entered into futures contracts and forward foreign currency contracts for hedging purpose and entered into swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.
The volume of the Fund’s derivative activity during the year ended September 30, 2025 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$10,615,646
Average contract amounts to sell	63,306,751
Futures contracts
Average notional balance on long futures	$18,792,780
Average notional balance on short futures	44,313,762
Swap contracts
Average notional balance	$5,844,990
The credit default swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the consolidated financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2025 by primary risk type on the Statement of assets and liabilities was as follows for the Fund:
Allspring Income Plus Fund | 35

Notes to consolidated financial statements
	Interest rate risk	Credit risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$394,033	$394,033
Futures contracts	261,489 *	0	0	261,489
Swap contracts	0	66,268 *	0	66,268
	$261,489	$66,268	$394,033	$721,790
Liability derivatives
Forward foreign currency contracts	$0	$0	$44,911	$44,911
Futures contracts	117,605 *	0	0	117,605
	$117,605	$0	$44,911	$162,516

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of investments. For futures contracts and centrally cleared swap contracts, only the current day’s variation margin as of September 30, 2025 is reported separately on the Statement of assets and liabilities.

The effect of derivative instruments on the Consolidated statement of operations for the year ended September 30, 2025 was as follows:
	INTEREST RATE RISK	Credit risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$828,385	$828,385
Futures contracts	1,542,130	0	0	1,542,130
Swap contracts	0	203,062	0	203,062
	$1,542,130	$203,062	$828,385	$2,573,577
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$478,819	$478,819
Futures contracts	283,296	0	0	283,296
Swap contracts	0	50,622	0	50,622
	$283,296	$50,622	$478,819	$812,737
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of assets and liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of assets and liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of assets and liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank N.A.	$365,946	$(22,349)	$0	$343,597
Morgan Stanley, Inc.	28,087	(22,562)	0	5,525

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Citibank N.A.	$22,349	$(22,349)	$0	$0
Morgan Stanley, Inc.	22,562	(22,562)	0	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
36 | Allspring Income Plus Fund

Notes to consolidated financial statements
8.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2025, there were no borrowings by the Fund under the agreement.
9.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Ordinary income	$12,472,297	$12,780,264
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$674,703	$423,756	$(10,465,504)
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Consolidated statement of operations.
12.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
13.
CLASS CONVERSION
At a meeting held on August 19-20, 2025, the Board of Trustees of the Fund approved the conversion of the Fund’s Class C shares into Class A shares effective on or about the close of business on November 14, 2025. In addition, effective at the close of business on September 29, 2025, Class C was closed to new investors and additional investments from existing shareholders.
Allspring Income Plus Fund | 37

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Income Plus Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the consolidated portfolio of investments, as of September 30, 2025, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agents, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
38 | Allspring Income Plus Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended September 30, 2025, $6,745,754 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2025, 12% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Income Plus Fund | 39

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Consolidated statement of operations.

40 | Allspring Income Plus Fund

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Income Plus Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Income Plus Fund | 41

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review, except for the one-year period, which was in range of the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Bloomberg U.S. Aggregate Bond Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
It was noted that the Board had approved a proposal to convert Administrator Class shares into Institutional Class shares for the Fund and that the conversion is expected to occur on or about September 12, 2025.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of the average rates for the expense Groups for each share class, except for Administrator Class, which was in range of the sum of the average rates for the expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.

42 | Allspring Income Plus Fund

Other information (unaudited)
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Income Plus Fund | 43

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3365 09-25

Allspring Index Asset Allocation Fund
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Index Asset Allocation Fund | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.00%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$10,292	$11,327
Total agency securities (Cost $10,292)				11,327

	Shares
Common stocks: 59.70%
Communication services: 6.05%
Diversified telecommunication services: 0.41%
AT&T, Inc.	95,973	2,710,278
Verizon Communications, Inc.	56,592	2,487,218
		5,197,496
Entertainment: 0.93%
Electronic Arts, Inc.	3,022	609,537
Live Nation Entertainment, Inc.†	2,117	345,918
Netflix, Inc.†	5,703	6,837,441
Take-Two Interactive Software, Inc.†	2,327	601,203
TKO Group Holdings, Inc. Class A	926	187,015
Walt Disney Co.	24,132	2,763,114
Warner Bros Discovery, Inc.†	33,230	648,982
		11,993,210
Interactive media & services: 4.35%
Alphabet, Inc. Class A	78,076	18,980,276
Alphabet, Inc. Class C	62,678	15,265,227
Match Group, Inc.	3,230	114,084
Meta Platforms, Inc. Class A	29,112	21,379,270
		55,738,857
Media: 0.24%
Charter Communications, Inc. Class A†	1,247	343,056
Comcast Corp. Class A	49,430	1,553,091
Fox Corp. Class A	2,818	177,703
Fox Corp. Class B	1,992	114,122
Interpublic Group of Cos., Inc.	4,916	137,205
News Corp. Class A	5,053	155,178
News Corp. Class B	1,670	57,698
Omnicom Group, Inc.	2,600	211,978
Paramount Skydance Corp. Class B	4,144	78,404
Trade Desk, Inc. Class A†	5,982	293,178
		3,121,613
Wireless telecommunication services: 0.12%
T-Mobile U.S., Inc.	6,495	1,554,773
Consumer discretionary: 6.29%
Automobile components: 0.02%
Aptiv PLC†	2,923	252,021
The accompanying notes are an integral part of these financial statements.
2 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Automobiles: 1.42%
Ford Motor Co.	52,467	$627,505
General Motors Co.	12,779	779,136
Tesla, Inc.†	37,664	16,749,934
		18,156,575
Broadline retail: 2.27%
Amazon.com, Inc.†	130,262	28,601,628
eBay, Inc.	6,134	557,887
		29,159,515
Distributors: 0.04%
Genuine Parts Co.	1,867	258,766
LKQ Corp.	3,453	105,455
Pool Corp.	441	136,741
		500,962
Hotels, restaurants & leisure: 1.12%
Airbnb, Inc. Class A†	5,759	699,258
Booking Holdings, Inc.	435	2,348,682
Carnival Corp.†	14,572	421,277
Chipotle Mexican Grill, Inc. Class A†	17,997	705,302
Darden Restaurants, Inc.	1,571	299,056
Domino’s Pizza, Inc.	419	180,886
DoorDash, Inc. Class A†	4,968	1,351,246
Expedia Group, Inc.	1,586	339,008
Hilton Worldwide Holdings, Inc.	3,157	819,052
Las Vegas Sands Corp.	4,146	223,013
Marriott International, Inc. Class A	3,024	787,571
McDonald’s Corp.	9,578	2,910,658
MGM Resorts International†	2,740	94,968
Norwegian Cruise Line Holdings Ltd.†	6,066	149,406
Royal Caribbean Cruises Ltd.	3,391	1,097,260
Starbucks Corp.	15,257	1,290,742
Wynn Resorts Ltd.	1,133	145,330
Yum! Brands, Inc.	3,725	566,200
		14,428,915
Household durables: 0.18%
D.R. Horton, Inc.	3,721	630,598
Garmin Ltd.	2,196	540,699
Lennar Corp. Class A	3,055	385,052
Mohawk Industries, Inc.†	701	90,373
NVR, Inc.†	39	313,352
PulteGroup, Inc.	2,648	349,880
		2,309,954
Leisure products: 0.01%
Hasbro, Inc.	1,788	135,620
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 3

Portfolio of investments—September 30, 2025

	Shares	Value
Specialty retail: 1.07%
AutoZone, Inc.†	225	$965,304
Best Buy Co., Inc.	2,638	199,486
CarMax, Inc.†	2,014	90,368
Home Depot, Inc.	13,354	5,410,907
Lowe’s Cos., Inc.	7,522	1,890,354
O’Reilly Automotive, Inc.†	11,389	1,227,848
Ross Stores, Inc.	4,390	668,992
TJX Cos., Inc.	14,974	2,164,342
Tractor Supply Co.	7,113	404,516
Ulta Beauty, Inc.†	603	329,690
Williams-Sonoma, Inc.	1,651	322,688
		13,674,495
Textiles, apparel & luxury goods: 0.16%
Deckers Outdoor Corp.†	1,991	201,828
lululemon athletica, Inc.†	1,464	260,489
NIKE, Inc. Class B	15,946	1,111,915
Ralph Lauren Corp. Class A	519	162,738
Tapestry, Inc.	2,793	316,223
		2,053,193
Consumer staples: 2.93%
Beverages: 0.59%
Brown-Forman Corp. Class B	2,364	64,017
Coca-Cola Co.	51,988	3,447,844
Constellation Brands, Inc. Class A	1,916	258,028
Keurig Dr Pepper, Inc.	18,233	465,124
Molson Coors Beverage Co. Class B	2,273	102,853
Monster Beverage Corp.†	9,567	643,955
PepsiCo, Inc.	18,376	2,580,725
		7,562,546
Consumer staples distribution & retail: 1.07%
Costco Wholesale Corp.	5,952	5,509,350
Dollar General Corp.	2,954	305,296
Dollar Tree, Inc.†	2,605	245,834
Kroger Co.	8,164	550,335
Sysco Corp.	6,409	527,717
Target Corp.	6,099	547,080
Walmart, Inc.	58,912	6,071,471
		13,757,083
Food products: 0.31%
Archer-Daniels-Midland Co.	6,449	385,263
Bunge Global SA	1,880	152,750
Campbell’s Co.	2,641	83,403
Conagra Brands, Inc.	6,430	117,733
General Mills, Inc.	7,177	361,864
Hershey Co.	1,988	371,855
The accompanying notes are an integral part of these financial statements.
4 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Food products(continued)
Hormel Foods Corp.	3,912	$96,783
J.M. Smucker Co.	1,432	155,515
Kellanova	3,609	296,010
Kraft Heinz Co.	11,438	297,846
Lamb Weston Holdings, Inc.	1,870	108,610
McCormick & Co., Inc.	3,396	227,226
Mondelez International, Inc. Class A	17,367	1,084,917
Tyson Foods, Inc. Class A	3,835	208,241
		3,948,016
Household products: 0.53%
Church & Dwight Co., Inc.	3,270	286,550
Clorox Co.	1,642	202,459
Colgate-Palmolive Co.	10,848	867,189
Kimberly-Clark Corp.	4,453	553,686
Procter & Gamble Co.	31,439	4,830,602
		6,740,486
Personal care products: 0.05%
Estee Lauder Cos., Inc. Class A	3,144	277,049
Kenvue, Inc.	25,758	418,053
		695,102
Tobacco: 0.38%
Altria Group, Inc.	22,548	1,489,521
Philip Morris International, Inc.	20,893	3,388,844
		4,878,365
Energy: 1.73%
Energy equipment & services: 0.13%
Baker Hughes Co. Class A	13,233	644,712
Halliburton Co.	11,444	281,523
Schlumberger NV	20,025	688,259
		1,614,494
Oil, gas & consumable fuels: 1.60%
APA Corp.	4,802	116,593
Chevron Corp.	25,831	4,011,296
ConocoPhillips	16,763	1,585,612
Coterra Energy, Inc.	10,243	242,247
Devon Energy Corp.	8,520	298,711
Diamondback Energy, Inc.	2,526	361,471
EOG Resources, Inc.	7,328	821,615
EQT Corp.	8,376	455,906
Expand Energy Corp.	3,196	339,543
Exxon Mobil Corp.	57,221	6,451,668
Kinder Morgan, Inc.	26,246	743,024
Marathon Petroleum Corp.	4,081	786,572
Occidental Petroleum Corp.	9,646	455,773
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 5

Portfolio of investments—September 30, 2025

	Shares	Value
Oil, gas & consumable fuels(continued)
ONEOK, Inc.	8,453	$616,815
Phillips 66	5,424	737,772
Targa Resources Corp.	2,888	483,856
Texas Pacific Land Corp.	259	241,813
Valero Energy Corp.	4,170	709,984
Williams Cos., Inc.	16,391	1,038,370
		20,498,641
Financials: 8.08%
Banks: 2.13%
Bank of America Corp.	91,463	4,718,576
Citigroup, Inc.	24,709	2,507,964
Citizens Financial Group, Inc.	5,790	307,796
Fifth Third Bancorp	8,884	395,782
Huntington Bancshares, Inc.	19,675	339,787
JPMorgan Chase & Co.	36,907	11,641,575
KeyCorp	12,510	233,812
M&T Bank Corp.	2,097	414,409
PNC Financial Services Group, Inc.	5,286	1,062,116
Regions Financial Corp.	11,977	315,833
Truist Financial Corp.	17,307	791,276
U.S. Bancorp	20,887	1,009,469
Wells Fargo & Co.	42,997	3,604,009
		27,342,404
Capital markets: 2.08%
Ameriprise Financial, Inc.	1,265	621,431
Bank of New York Mellon Corp.	9,466	1,031,415
BlackRock, Inc.	1,933	2,253,627
Blackstone, Inc.	9,893	1,690,219
Cboe Global Markets, Inc.	1,404	344,331
Charles Schwab Corp.	22,902	2,186,454
CME Group, Inc.	4,837	1,306,909
Coinbase Global, Inc. Class A†	3,035	1,024,282
FactSet Research Systems, Inc.	507	145,250
Franklin Resources, Inc.	4,112	95,111
Goldman Sachs Group, Inc.	4,063	3,235,570
Interactive Brokers Group, Inc. Class A	5,976	411,208
Intercontinental Exchange, Inc.	7,683	1,294,432
Invesco Ltd.	5,986	137,319
KKR & Co., Inc.	9,208	1,196,580
Moody’s Corp.	2,071	986,790
Morgan Stanley	16,284	2,588,505
MSCI, Inc. Class A	1,038	588,972
Nasdaq, Inc.	6,084	538,130
Northern Trust Corp.	2,567	345,518
Raymond James Financial, Inc.	2,382	411,133
Robinhood Markets, Inc. Class A†	10,388	1,487,354
S&P Global, Inc.	4,194	2,041,262
The accompanying notes are an integral part of these financial statements.
6 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Capital markets(continued)
State Street Corp.	3,808	$441,766
T. Rowe Price Group, Inc.	2,949	302,685
		26,706,253
Consumer finance: 0.36%
American Express Co.	7,285	2,419,785
Capital One Financial Corp.	8,583	1,824,574
Synchrony Financial	4,994	354,824
		4,599,183
Financial services: 2.40%
Apollo Global Management, Inc.	6,176	823,076
Berkshire Hathaway, Inc. Class B†	24,612	12,373,437
Block, Inc.†	7,376	533,064
Corpay, Inc.†	948	273,081
Fidelity National Information Services, Inc.	7,011	462,305
Fiserv, Inc.†	7,296	940,673
Global Payments, Inc.	3,256	270,508
Jack Henry & Associates, Inc.	977	145,505
Mastercard, Inc. Class A	11,080	6,302,415
PayPal Holdings, Inc.†	12,823	859,910
Visa, Inc. Class A	22,800	7,783,464
		30,767,438
Insurance: 1.11%
Aflac, Inc.	6,461	721,694
Allstate Corp.	3,537	759,217
American International Group, Inc.	7,436	584,023
Aon PLC Class A	2,894	1,031,943
Arch Capital Group Ltd.	4,989	452,652
Arthur J Gallagher & Co.	3,441	1,065,815
Assurant, Inc.	677	146,638
Brown & Brown, Inc.	3,933	368,876
Chubb Ltd.	4,977	1,404,758
Cincinnati Financial Corp.	2,099	331,852
Erie Indemnity Co. Class A	341	108,493
Everest Group Ltd.	563	197,180
Globe Life, Inc.	1,087	155,408
Hartford Insurance Group, Inc.	3,774	503,414
Loews Corp.	2,283	229,190
Marsh & McLennan Cos., Inc.	6,599	1,329,896
MetLife, Inc.	7,498	617,610
Principal Financial Group, Inc.	2,721	225,598
Progressive Corp.	7,868	1,943,003
Prudential Financial, Inc.	4,725	490,172
Travelers Cos., Inc.	3,022	843,803
W.R. Berkley Corp.	4,022	308,166
Willis Towers Watson PLC	1,309	452,194
		14,271,595
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 7

Portfolio of investments—September 30, 2025

	Shares	Value
Health care: 5.29%
Biotechnology: 0.94%
AbbVie, Inc.	23,711	$5,490,045
Amgen, Inc.	7,226	2,039,177
Biogen, Inc.†	1,968	275,677
Gilead Sciences, Inc.	16,654	1,848,594
Incyte Corp.†	2,202	186,752
Moderna, Inc.†	4,648	120,058
Regeneron Pharmaceuticals, Inc.	1,367	768,623
Vertex Pharmaceuticals, Inc.†	3,441	1,347,633
		12,076,559
Health care equipment & supplies: 1.22%
Abbott Laboratories	23,360	3,128,838
Align Technology, Inc.†	905	113,324
Baxter International, Inc.	6,894	156,976
Becton Dickinson & Co.	3,847	720,043
Boston Scientific Corp.†	19,888	1,941,665
Cooper Cos., Inc.†	2,678	183,604
DexCom, Inc.†	5,264	354,215
Edwards Lifesciences Corp.†	7,880	612,828
GE HealthCare Technologies, Inc.	6,128	460,213
Hologic, Inc.†	2,985	201,458
IDEXX Laboratories, Inc.†	1,074	686,168
Insulet Corp.†	945	291,750
Intuitive Surgical, Inc.†	4,811	2,151,624
Medtronic PLC	17,197	1,637,842
ResMed, Inc.	1,965	537,879
Solventum Corp.†	1,978	144,394
STERIS PLC	1,322	327,116
Stryker Corp.	4,618	1,707,136
Zimmer Biomet Holdings, Inc.	2,659	261,911
		15,618,984
Health care providers & services: 0.99%
Cardinal Health, Inc.	3,205	503,057
Cencora, Inc.	2,602	813,203
Centene Corp.†	6,262	223,428
Cigna Group	3,583	1,032,800
CVS Health Corp.	17,024	1,283,439
DaVita, Inc.†	480	63,778
Elevance Health, Inc.	3,022	976,469
HCA Healthcare, Inc.	2,198	936,788
Henry Schein, Inc.†	1,384	91,856
Humana, Inc.	1,614	419,914
Labcorp Holdings, Inc.	1,115	320,072
McKesson Corp.	1,669	1,289,369
Molina Healthcare, Inc.†	727	139,119
Quest Diagnostics, Inc.	1,501	286,060
The accompanying notes are an integral part of these financial statements.
8 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Health care providers & services(continued)
UnitedHealth Group, Inc.	12,156	$4,197,467
Universal Health Services, Inc. Class B	757	154,761
		12,731,580
Life sciences tools & services: 0.49%
Agilent Technologies, Inc.	3,813	489,399
Bio-Techne Corp.	2,104	117,046
Charles River Laboratories International, Inc.†	661	103,420
Danaher Corp.	8,554	1,695,916
IQVIA Holdings, Inc.†	2,282	433,443
Mettler-Toledo International, Inc.†	276	338,820
Revvity, Inc.	1,558	136,559
Thermo Fisher Scientific, Inc.	5,068	2,458,081
Waters Corp.†	799	239,548
West Pharmaceutical Services, Inc.	965	253,148
		6,265,380
Pharmaceuticals: 1.65%
Bristol-Myers Squibb Co.	27,320	1,232,132
Eli Lilly & Co.	10,671	8,141,973
Johnson & Johnson	32,325	5,993,702
Merck & Co., Inc.	33,525	2,813,753
Pfizer, Inc.	76,312	1,944,430
Viatris, Inc.	15,648	154,915
Zoetis, Inc.	5,948	870,311
		21,151,216
Industrials: 4.95%
Aerospace & defense: 1.33%
Axon Enterprise, Inc.†	1,054	756,393
Boeing Co.†	10,149	2,190,459
General Dynamics Corp.	3,389	1,155,649
General Electric Co.	14,233	4,281,571
Howmet Aerospace, Inc.	5,411	1,061,800
Huntington Ingalls Industries, Inc.	527	151,729
L3Harris Technologies, Inc.	2,511	766,884
Lockheed Martin Corp.	2,758	1,376,821
Northrop Grumman Corp.	1,806	1,100,432
RTX Corp.	17,966	3,006,251
Textron, Inc.	2,392	202,100
TransDigm Group, Inc.	756	996,423
		17,046,512
Air freight & logistics: 0.15%
CH Robinson Worldwide, Inc.	1,585	209,854
Expeditors International of Washington, Inc.	1,822	223,359
FedEx Corp.	2,913	686,914
United Parcel Service, Inc. Class B	9,879	825,193
		1,945,320
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 9

Portfolio of investments—September 30, 2025

	Shares	Value
Building products: 0.30%
A.O. Smith Corp.	1,534	$112,611
Allegion PLC	1,152	204,307
Builders FirstSource, Inc.†	1,484	179,935
Carrier Global Corp.	10,737	640,999
Johnson Controls International PLC	8,783	965,691
Lennox International, Inc.	429	227,095
Masco Corp.	2,810	197,796
Trane Technologies PLC	2,987	1,260,395
		3,788,829
Commercial services & supplies: 0.29%
Cintas Corp.	4,597	943,580
Copart, Inc.†	11,940	536,942
Republic Services, Inc. Class A	2,724	625,104
Rollins, Inc.	3,773	221,626
Veralto Corp.	3,331	355,118
Waste Management, Inc.	4,974	1,098,408
		3,780,778
Construction & engineering: 0.09%
EMCOR Group, Inc.	601	390,373
Quanta Services, Inc.	2,000	828,840
		1,219,213
Electrical equipment: 0.53%
AMETEK, Inc.	3,100	582,800
Eaton Corp. PLC	5,225	1,955,456
Emerson Electric Co.	7,554	990,934
GE Vernova, Inc.	3,654	2,246,844
Generac Holdings, Inc.†	788	131,911
Hubbell, Inc. Class B	713	306,811
Rockwell Automation, Inc.	1,509	527,441
		6,742,197
Ground transportation: 0.54%
CSX Corp.	25,022	888,531
J.B. Hunt Transport Services, Inc.	1,026	137,659
Norfolk Southern Corp.	3,011	904,535
Old Dominion Freight Line, Inc.	2,482	349,416
Uber Technologies, Inc.†	27,991	2,742,278
Union Pacific Corp.	7,960	1,881,505
		6,903,924
Industrial conglomerates: 0.23%
3M Co.	7,149	1,109,382
Honeywell International, Inc.	8,522	1,793,881
		2,903,263
The accompanying notes are an integral part of these financial statements.
10 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Machinery: 0.90%
Caterpillar, Inc.	6,288	$3,000,319
Cummins, Inc.	1,849	780,962
Deere & Co.	3,381	1,545,996
Dover Corp.	1,841	307,134
Fortive Corp.	4,541	222,464
IDEX Corp.	1,011	164,550
Illinois Tool Works, Inc.	3,560	928,306
Ingersoll Rand, Inc.	4,855	401,120
Nordson Corp.	721	163,631
Otis Worldwide Corp.	5,268	481,653
PACCAR, Inc.	7,048	692,959
Parker-Hannifin Corp.	1,715	1,300,227
Pentair PLC	2,200	243,672
Snap-on, Inc.	700	242,571
Stanley Black & Decker, Inc.	2,078	154,458
Westinghouse Air Brake Technologies Corp.	2,295	460,079
Xylem, Inc.	3,267	481,883
		11,571,984
Passenger airlines: 0.09%
Delta Air Lines, Inc.	8,706	494,065
Southwest Airlines Co.	7,049	224,934
United Airlines Holdings, Inc.†	4,345	419,293
		1,138,292
Professional services: 0.33%
Automatic Data Processing, Inc.	5,437	1,595,760
Broadridge Financial Solutions, Inc.	1,572	374,403
Dayforce, Inc.†	2,143	147,631
Equifax, Inc.	1,662	426,353
Jacobs Solutions, Inc.	1,604	240,375
Leidos Holdings, Inc.	1,722	325,389
Paychex, Inc.	4,352	551,660
Paycom Software, Inc.	672	139,870
Verisk Analytics, Inc. Class A	1,875	471,581
		4,273,022
Trading companies & distributors: 0.17%
Fastenal Co.	15,404	755,412
United Rentals, Inc.	864	824,826
WW Grainger, Inc.	591	563,200
		2,143,438
Information technology: 20.76%
Communications equipment: 0.54%
Arista Networks, Inc.†	13,833	2,015,606
Cisco Systems, Inc.	53,151	3,636,591
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 11

Portfolio of investments—September 30, 2025

	Shares	Value
Communications equipment(continued)
F5, Inc.†	771	$249,180
Motorola Solutions, Inc.	2,236	1,022,501
		6,923,878
Electronic equipment, instruments & components: 0.44%
Amphenol Corp. Class A	16,387	2,027,891
CDW Corp.	1,759	280,174
Corning, Inc.	10,463	858,280
Jabil, Inc.	1,440	312,725
Keysight Technologies, Inc.†	2,310	404,065
TE Connectivity PLC	3,966	870,656
Teledyne Technologies, Inc.†	629	368,619
Trimble, Inc.†	3,194	260,790
Zebra Technologies Corp. Class A†	682	202,663
		5,585,863
IT services: 0.55%
Accenture PLC Class A	8,360	2,061,576
Akamai Technologies, Inc.†	1,925	145,838
Cognizant Technology Solutions Corp. Class A	6,555	439,644
EPAM Systems, Inc.†	748	112,791
Gartner, Inc.†	1,017	267,339
GoDaddy, Inc. Class A†	1,858	254,230
International Business Machines Corp.	12,503	3,527,846
VeriSign, Inc.	1,128	315,355
		7,124,619
Semiconductors & semiconductor equipment: 8.22%
Advanced Micro Devices, Inc.†	21,782	3,524,110
Analog Devices, Inc.	6,661	1,636,608
Applied Materials, Inc.	10,771	2,205,255
Broadcom, Inc.	63,130	20,827,218
First Solar, Inc.†	1,439	317,343
Intel Corp.†	58,748	1,970,995
KLA Corp.	1,771	1,910,201
Lam Research Corp.	16,987	2,274,559
Microchip Technology, Inc.	7,244	465,210
Micron Technology, Inc.	15,021	2,513,314
Monolithic Power Systems, Inc.	643	591,971
NVIDIA Corp.	327,498	61,104,577
NXP Semiconductors NV	3,384	770,638
ON Semiconductor Corp.†	5,489	270,663
QUALCOMM, Inc.	14,476	2,408,227
Skyworks Solutions, Inc.	1,992	153,344
Teradyne, Inc.	2,135	293,861
Texas Instruments, Inc.	12,202	2,241,873
		105,479,967
The accompanying notes are an integral part of these financial statements.
12 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Software: 6.80%
Adobe, Inc.†	5,694	$2,008,559
AppLovin Corp. Class A†	3,634	2,611,174
Autodesk, Inc.†	2,872	912,348
Cadence Design Systems, Inc.†	3,657	1,284,558
Crowdstrike Holdings, Inc. Class A†	3,345	1,640,321
Datadog, Inc. Class A†	4,339	617,874
Fair Isaac Corp.†	322	481,883
Fortinet, Inc.†	8,742	735,027
Gen Digital, Inc.	7,522	213,550
Intuit, Inc.	3,744	2,556,815
Microsoft Corp.	99,768	51,674,836
Oracle Corp.	22,243	6,255,621
Palantir Technologies, Inc. Class A†	30,525	5,568,370
Palo Alto Networks, Inc.†	8,965	1,825,453
PTC, Inc.†	1,608	326,456
Roper Technologies, Inc.	1,444	720,108
Salesforce, Inc.	12,831	3,040,947
ServiceNow, Inc.†	2,792	2,569,422
Synopsys, Inc.†	2,484	1,225,581
Tyler Technologies, Inc.†	581	303,956
Workday, Inc. Class A†	2,899	697,876
		87,270,735
Technology hardware, storage & peripherals: 4.21%
Apple, Inc.	199,188	50,719,241
Dell Technologies, Inc. Class C	4,070	577,004
Hewlett Packard Enterprise Co.	17,613	432,575
HP, Inc.	12,607	343,289
NetApp, Inc.	2,686	318,184
Seagate Technology Holdings PLC	2,855	673,951
Super Micro Computer, Inc.†	6,729	322,588
Western Digital Corp.	4,656	558,999
		53,945,831
Materials: 1.06%
Chemicals: 0.65%
Air Products & Chemicals, Inc.	2,987	814,615
Albemarle Corp.	1,580	128,106
CF Industries Holdings, Inc.	2,174	195,008
Corteva, Inc.	9,115	616,448
Dow, Inc.	9,514	218,156
DuPont de Nemours, Inc.	5,620	437,798
Eastman Chemical Co.	1,541	97,160
Ecolab, Inc.	3,426	938,244
International Flavors & Fragrances, Inc.	3,440	211,698
Linde PLC	6,294	2,989,650
LyondellBasell Industries NV Class A	3,454	169,384
Mosaic Co.	4,260	147,737
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 13

Portfolio of investments—September 30, 2025

	Shares	Value
Chemicals(continued)
PPG Industries, Inc.	3,029	$318,378
Sherwin-Williams Co.	3,112	1,077,561
		8,359,943
Construction materials: 0.08%
Martin Marietta Materials, Inc.	809	509,897
Vulcan Materials Co.	1,773	545,410
		1,055,307
Containers & packaging: 0.12%
Amcor PLC	30,942	253,106
Avery Dennison Corp.	1,047	169,792
Ball Corp.	3,653	184,184
International Paper Co.	7,087	328,837
Packaging Corp. of America	1,200	261,516
Smurfit WestRock PLC	7,008	298,330
		1,495,765
Metals & mining: 0.21%
Freeport-McMoRan, Inc.	19,271	755,809
Newmont Corp.	14,743	1,242,982
Nucor Corp.	3,081	417,260
Steel Dynamics, Inc.	1,857	258,921
		2,674,972
Real estate: 1.16%
Health care REITs: 0.19%
Alexandria Real Estate Equities, Inc.	2,089	174,097
Healthpeak Properties, Inc.	9,327	178,612
Ventas, Inc.	6,100	426,939
Welltower, Inc.	8,977	1,599,163
		2,378,811
Hotel & resort REITs: 0.01%
Host Hotels & Resorts, Inc.	8,582	146,066
Industrial REITs: 0.11%
Prologis, Inc.	12,456	1,426,461
Office REITs: 0.01%
BXP, Inc.	1,977	146,970
Real estate management & development: 0.09%
CBRE Group, Inc. Class A†	3,934	619,841
CoStar Group, Inc.†	5,686	479,728
		1,099,569
Residential REITs: 0.13%
AvalonBay Communities, Inc.	1,909	368,762
Camden Property Trust	1,434	153,123
The accompanying notes are an integral part of these financial statements.
14 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

	Shares	Value
Residential REITs(continued)
Equity Residential	4,665	$301,965
Essex Property Trust, Inc.	864	231,258
Invitation Homes, Inc.	7,570	222,028
Mid-America Apartment Communities, Inc.	1,571	219,516
UDR, Inc.	4,047	150,791
		1,647,443
Retail REITs: 0.16%
Federal Realty Investment Trust	1,054	106,781
Kimco Realty Corp.	9,089	198,594
Realty Income Corp.	12,272	746,015
Regency Centers Corp.	2,193	159,870
Simon Property Group, Inc.	4,382	822,370
		2,033,630
Specialized REITs: 0.46%
American Tower Corp.	6,285	1,208,731
Crown Castle, Inc.	5,845	563,984
Digital Realty Trust, Inc.	4,303	743,903
Equinix, Inc.	1,314	1,029,178
Extra Space Storage, Inc.	2,849	401,538
Iron Mountain, Inc.	3,964	404,090
Public Storage	2,119	612,073
SBA Communications Corp. Class A	1,441	278,617
VICI Properties, Inc. Class A	14,313	466,747
Weyerhaeuser Co.	9,684	240,066
		5,948,927
Utilities: 1.40%
Electric utilities: 0.90%
Alliant Energy Corp.	3,449	232,497
American Electric Power Co., Inc.	7,178	807,525
Constellation Energy Corp.	4,193	1,379,791
Duke Energy Corp.	10,437	1,291,579
Edison International	5,165	285,521
Entergy Corp.	5,992	558,394
Evergy, Inc.	3,089	234,826
Eversource Energy	4,981	354,348
Exelon Corp.	13,556	610,156
FirstEnergy Corp.	6,975	319,594
NextEra Energy, Inc.	27,640	2,086,544
NRG Energy, Inc.	2,596	420,422
PG&E Corp.	29,499	444,845
Pinnacle West Capital Corp.	1,603	143,725
PPL Corp.	9,926	368,850
Southern Co.	14,765	1,399,279
Xcel Energy, Inc.	7,938	640,200
		11,578,096
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 15

Portfolio of investments—September 30, 2025

	Shares	Value
Gas utilities: 0.03%
Atmos Energy Corp.	2,155	$367,966
Independent power and renewable electricity producers: 0.07%
AES Corp.	9,557	125,770
Vistra Corp.	4,275	837,558
		963,328
Multi-utilities: 0.37%
Ameren Corp.	3,629	378,795
CenterPoint Energy, Inc.	8,763	340,004
CMS Energy Corp.	4,018	294,359
Consolidated Edison, Inc.	4,841	486,617
Dominion Energy, Inc.	11,455	700,702
DTE Energy Co.	2,786	394,024
NiSource, Inc.	6,320	273,656
Public Service Enterprise Group, Inc.	6,699	559,099
Sempra	8,758	788,045
WEC Energy Group, Inc.	4,320	495,029
		4,710,330
Water utilities: 0.03%
American Water Works Co., Inc.	2,619	364,539
Total common stocks (Cost $140,639,736)		765,688,312

	Interest rate	Maturity date	Principal
Non-agency mortgage-backed securities: 0.00%
Citigroup Mortgage Loan Trust, Inc. Series 2004-HYB4 Class AA (U.S. SOFR 1 Month+0.44%)±	4.60%	12-25-2034	$1,815	1,731
Total non-agency mortgage-backed securities (Cost $1,815)				1,731
U.S. Treasury securities: 35.47%
U.S. Treasury Bonds	1.13	5-15-2040	13,555,000	8,632,311
U.S. Treasury Bonds	1.13	8-15-2040	100,000	63,062
U.S. Treasury Bonds	1.38	11-15-2040	5,100,000	3,327,352
U.S. Treasury Bonds	1.88	2-15-2041	2,825,000	1,985,997
U.S. Treasury Bonds	2.00	11-15-2041	1,700,000	1,193,851
U.S. Treasury Bonds	2.00	8-15-2051	1,200,000	703,031
U.S. Treasury Bonds	2.25	8-15-2046	556,000	370,956
U.S. Treasury Bonds	2.25	2-15-2052	11,040,000	6,847,819
U.S. Treasury Bonds	2.50	2-15-2046	1,960,000	1,383,561
U.S. Treasury Bonds	2.50	5-15-2046	1,949,000	1,370,467
U.S. Treasury Bonds	2.75	8-15-2047	1,864,000	1,351,254
U.S. Treasury Bonds	2.75	11-15-2047	1,853,000	1,339,299
U.S. Treasury Bonds	2.88	11-15-2046	3,221,000	2,411,724
U.S. Treasury Bonds	3.00	5-15-2042	776,000	629,560
U.S. Treasury Bonds	3.00	11-15-2045	834,000	645,796
U.S. Treasury Bonds	3.00	2-15-2047	1,889,000	1,442,429
The accompanying notes are an integral part of these financial statements.
16 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Bonds	3.00%	5-15-2047	$1,921,000	$1,462,511
U.S. Treasury Bonds	3.00	2-15-2048	2,119,000	1,600,176
U.S. Treasury Bonds	3.00	8-15-2048	2,099,000	1,578,186
U.S. Treasury Bonds	3.00	2-15-2049	5,114,000	3,829,107
U.S. Treasury Bonds	3.13	11-15-2041	846,000	704,691
U.S. Treasury Bonds	3.13	2-15-2042	919,000	762,483
U.S. Treasury Bonds	3.13	5-15-2048	2,283,000	1,760,407
U.S. Treasury Bonds	3.38	11-15-2048	19,141,000	15,376,354
U.S. Treasury Bonds	3.50	2-15-2039	731,000	668,751
U.S. Treasury Bonds	3.63	2-15-2044	1,547,000	1,342,808
U.S. Treasury Bonds	3.63	2-15-2053	615,000	508,456
U.S. Treasury Bonds	3.75	8-15-2041	929,000	844,265
U.S. Treasury Bonds	3.75	11-15-2043	1,660,000	1,469,813
U.S. Treasury Bonds	3.88	8-15-2040	946,000	881,812
U.S. Treasury Bonds	4.25	5-15-2039	681,000	670,466
U.S. Treasury Bonds	4.25	11-15-2040	977,000	949,255
U.S. Treasury Bonds	4.25	2-15-2054	4,900,000	4,522,930
U.S. Treasury Bonds	4.38	2-15-2038	81,000	81,687
U.S. Treasury Bonds	4.38	11-15-2039	2,857,000	2,833,787
U.S. Treasury Bonds	4.38	5-15-2040	1,078,000	1,066,757
U.S. Treasury Bonds	4.38	5-15-2041	842,000	827,364
U.S. Treasury Bonds	4.50	5-15-2038	428,000	437,162
U.S. Treasury Bonds	4.50	8-15-2039	721,000	726,351
U.S. Treasury Bonds	4.63	2-15-2040	730,000	742,975
U.S. Treasury Bonds	4.63	5-15-2054	12,450,000	12,232,125
U.S. Treasury Bonds	4.63	2-15-2055	1,100,000	1,081,266
U.S. Treasury Bonds	4.75	2-15-2037	264,000	277,190
U.S. Treasury Bonds	4.75	2-15-2041	5,284,000	5,420,022
U.S. Treasury Bonds	4.75	5-15-2055	2,200,000	2,206,875
U.S. Treasury Bonds	5.00	5-15-2037	375,000	402,041
U.S. Treasury Bonds	5.25	11-15-2028	479,000	501,434
U.S. Treasury Bonds	5.25	2-15-2029	499,000	525,119
U.S. Treasury Bonds	5.38	2-15-2031	8,152,000	8,776,137
U.S. Treasury Bonds	6.13	11-15-2027	525,000	551,681
U.S. Treasury Bonds	6.13	8-15-2029	19,343,000	21,033,246
U.S. Treasury Bonds	6.25	5-15-2030	4,378,000	4,841,965
U.S. Treasury Bonds	6.38	8-15-2027	16,124,000	16,930,830
U.S. Treasury Notes	0.38	7-31-2027	11,371,000	10,720,277
U.S. Treasury Notes	0.38	9-30-2027	3,141,000	2,946,528
U.S. Treasury Notes	0.50	4-30-2027	2,015,000	1,918,422
U.S. Treasury Notes	0.50	5-31-2027	2,282,000	2,167,009
U.S. Treasury Notes	0.50	6-30-2027	2,520,000	2,387,208
U.S. Treasury Notes	0.50	8-31-2027	2,918,000	2,750,557
U.S. Treasury Notes	0.50	10-31-2027	3,418,000	3,206,244
U.S. Treasury Notes	0.63	3-31-2027	14,431,000	13,797,389
U.S. Treasury Notes	0.63	11-30-2027	7,236,000	6,790,816
U.S. Treasury Notes	0.63	12-31-2027	3,852,000	3,605,683
U.S. Treasury Notes	0.63	5-15-2030	13,375,000	11,626,846
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 17

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Notes	0.63%	8-15-2030	$11,482,000	$9,899,188
U.S. Treasury Notes	0.75	1-31-2028	4,214,000	3,946,016
U.S. Treasury Notes	0.88	9-30-2026	23,600,000	22,947,866
U.S. Treasury Notes	0.88	11-15-2030	2,681,000	2,324,511
U.S. Treasury Notes	1.13	2-29-2028	4,178,000	3,939,723
U.S. Treasury Notes	1.13	2-15-2031	7,183,000	6,276,707
U.S. Treasury Notes	1.25	11-30-2026	10,650,000	10,352,549
U.S. Treasury Notes	1.25	3-31-2028	4,152,000	3,919,099
U.S. Treasury Notes	1.25	4-30-2028	4,224,000	3,979,305
U.S. Treasury Notes	1.25	5-31-2028	4,167,000	3,917,305
U.S. Treasury Notes	1.25	9-30-2028	15,145,000	14,126,262
U.S. Treasury Notes	1.25	8-15-2031	7,687,000	6,648,054
U.S. Treasury Notes	1.38	10-31-2028	23,135,000	21,618,573
U.S. Treasury Notes	1.38	11-15-2031	23,180,000	20,063,377
U.S. Treasury Notes	1.50	1-31-2027	1,873,000	1,820,029
U.S. Treasury Notes	1.50	2-15-2030	4,305,000	3,925,790
U.S. Treasury Notes	1.63	10-31-2026	1,800,000	1,760,625
U.S. Treasury Notes	1.63	8-15-2029	2,854,000	2,647,865
U.S. Treasury Notes	1.63	5-15-2031	7,512,000	6,688,908
U.S. Treasury Notes	2.00	11-15-2026	3,370,000	3,306,549
U.S. Treasury Notes	2.25	2-15-2027	3,350,000	3,286,010
U.S. Treasury Notes	2.25	8-15-2027	3,338,000	3,255,202
U.S. Treasury Notes	2.25	11-15-2027	3,248,000	3,157,665
U.S. Treasury Notes	2.38	5-15-2027	3,375,000	3,307,236
U.S. Treasury Notes	2.38	3-31-2029	6,500,000	6,228,320
U.S. Treasury Notes	2.38	5-15-2029	3,295,000	3,151,359
U.S. Treasury Notes	2.63	2-15-2029	3,512,000	3,398,134
U.S. Treasury Notes	2.75	2-15-2028	4,229,000	4,145,246
U.S. Treasury Notes	2.75	8-15-2032	2,430,000	2,259,046
U.S. Treasury Notes	2.88	5-15-2028	4,397,000	4,314,728
U.S. Treasury Notes	2.88	8-15-2028	4,422,000	4,331,660
U.S. Treasury Notes	3.13	11-15-2028	3,621,000	3,565,836
U.S. Treasury Notes	3.38	5-15-2033	2,640,000	2,535,844
U.S. Treasury Notes	3.88	8-15-2033	12,035,000	11,935,335
U.S. Treasury Notes	4.00	10-31-2029	2,100,000	2,123,625
U.S. Treasury Notes	4.25	5-15-2035	600,000	605,531
U.S. Treasury Notes	4.38	5-15-2034	16,150,000	16,523,469
U.S. Treasury Notes	4.63	9-15-2026	600,000	605,011
U.S. Treasury Notes	4.63	2-15-2035	5,900,000	6,131,391
Total U.S. Treasury securities (Cost $470,238,933)				455,012,882
The accompanying notes are an integral part of these financial statements.
18 | Allspring Index Asset Allocation Fund

Portfolio of investments—September 30, 2025

		Yield	Shares	Value
Short-term investments: 2.71%
Investment companies: 2.71%
Allspring Government Money Market Fund Select Class♠∞		4.07%	34,814,219	$34,814,219
Total short-term investments (Cost $34,814,219)				34,814,219
Total investments in securities (Cost $645,704,995)	97.88%			1,255,528,471
Other assets and liabilities, net	2.12			27,137,372
Total net assets	100.00%			$1,282,665,843

†	Non-income-earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FNMA	Federal National Mortgage Association
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$35,830,226	$259,895,413	$(260,911,420)	$0	$0	$34,814,219	34,814,219	$1,744,184
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	59	12-19-2025	$6,640,049	$6,637,500	$0	$(2,549)
E-Mini S&P 500 Index	406	12-19-2025	134,910,897	136,796,625	1,885,728	0
U.S. Long Term Bond	60	12-19-2025	6,933,537	6,995,625	62,088	0
Ultra 10-Year U.S. Treasury Notes	712	12-19-2025	82,721,074	81,935,625	0	(785,449)
Ultra Long Term U.S. Treasury Bond	42	12-19-2025	4,949,693	5,042,625	92,932	0
2-Year U.S. Treasury Notes	103	12-31-2025	21,471,574	21,465,039	0	(6,535)
5-Year U.S. Treasury Notes	105	12-31-2025	11,468,648	11,465,508	0	(3,140)
Short
Ultra Long Term U.S. Treasury Bond	(316)	12-19-2025	(38,304,091)	(37,939,750)	364,341	0
					$2,405,089	$(797,673)
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 19

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $610,890,776)	$1,220,714,252
Investments in affiliated securities, at value (cost $34,814,219)	34,814,219
Cash	3,494
Cash at broker segregated for futures contracts	10,878,660
Receivable for investments sold	14,797,597
Receivable for dividends and interest	3,282,817
Receivable for daily variation margin on open futures contracts	701,793
Receivable for Fund shares sold	322,048
Prepaid expenses and other assets	69,459
Total assets	1,285,584,339
Liabilities
Payable for Fund shares redeemed	1,713,397
Management fee payable	619,166
Shareholder servicing fees payable	235,375
Administration fees payable	194,314
Payable for daily variation margin on open futures contracts	73,588
Distribution fee payable	31,255
Accrued expenses and other liabilities	51,401
Total liabilities	2,918,496
Total net assets	$1,282,665,843
Net assets consist of
Paid-in capital	$599,063,565
Total distributable earnings	683,602,278
Total net assets	$1,282,665,843
Computation of net asset value and offering price per share
Net assets–Class A	$965,693,198
Shares outstanding–Class A1	23,061,786
Net asset value per share–Class A	$41.87
Maximum offering price per share – Class A2	$44.42
Net assets–Class C	$50,938,080
Shares outstanding–Class C1	2,293,339
Net asset value per share–Class C	$22.21
Net assets–Administrator Class	$136,814,989
Shares outstanding–Administrator Class[1]	3,262,976
Net asset value per share–Administrator Class	$41.93
Net assets–Institutional Class	$129,219,576
Shares outstanding–Institutional Class[1]	3,090,496
Net asset value per share–Institutional Class	$41.81
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
20 | Allspring Index Asset Allocation Fund

Statement of operations—year ended September 30, 2025
Statement of operations
Investment income
Interest	$15,520,740
Dividends (net of foreign withholdings taxes of $2,297)	10,191,873
Income from affiliated securities	1,744,184
Total investment income	27,456,797
Expenses
Management fee	7,789,428
Administration fees
Class A	1,873,952
Class C	123,016
Administrator Class	182,721
Institutional Class	183,115
Shareholder servicing fees
Class A	2,342,441
Class C	153,255
Administrator Class	348,499
Distribution fee
Class C	459,644
Custody and accounting fees	49,176
Professional fees	50,238
Registration fees	47,723
Shareholder report expenses	35,758
Trustees’ fees and expenses	16,589
Other fees and expenses	92,344
Total expenses	13,747,899
Less: Fee waivers and/or expense reimbursements
Fund-level	(142,270)
Class A	(63,157)
Class C	(3)
Administrator Class	(140,207)
Net expenses	13,402,262
Net investment income	14,054,535
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	122,973,212
Futures contracts	(11,937,323)
Net realized gains on investments	111,035,889
Net change in unrealized gains (losses) on
Unaffiliated securities	(14,092,426)
Futures contracts	(1,598,483)
Net change in unrealized gains (losses) on investments	(15,690,909)
Net realized and unrealized gains (losses) on investments	95,344,980
Net increase in net assets resulting from operations	$109,399,515
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 21

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025		Year ended September 30, 2024
Operations
Net investment income		$14,054,535		$13,918,602
Net realized gains on investments		111,035,889		136,421,038
Net change in unrealized gains (losses) on investments		(15,690,909)		158,446,309
Net increase in net assets resulting from operations		109,399,515		308,785,949
Distributions to shareholders from
Net investment income and net realized gains
Class A		(109,370,793)		(63,353,592)
Class C		(13,719,939)		(9,894,691)
Administrator Class		(16,857,090)		(14,289,051)
Institutional Class		(17,989,572)		(10,584,586)
Total distributions to shareholders		(157,937,394)		(98,121,920)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	818,198	32,447,636	1,104,816	43,316,683
Class C	188,296	4,073,472	317,125	7,292,002
Administrator Class	466,263	18,622,278	385,309	15,026,972
Institutional Class	592,085	23,669,844	768,794	30,174,041
		78,813,230		95,809,698
Reinvestment of distributions
Class A	2,660,800	105,483,114	1,646,124	61,212,861
Class C	634,785	13,381,510	447,557	9,532,807
Administrator Class	422,752	16,771,010	383,484	14,239,539
Institutional Class	400,965	15,878,064	245,408	9,146,251
		151,513,698		94,131,458
Payment for shares redeemed
Class A	(2,884,342)	(114,430,598)	(2,649,860)	(103,677,079)
Class C	(1,684,282)	(35,873,718)	(1,865,028)	(42,761,343)
Administrator Class	(1,231,804)	(49,593,170)	(2,992,935)	(116,425,545)
Institutional Class	(1,479,504)	(58,337,800)	(1,085,955)	(42,475,737)
		(258,235,286)		(305,339,704)
Net decrease in net assets resulting from capital share transactions		(27,908,358)		(115,398,548)
Total increase (decrease) in net assets		(76,446,237)		95,265,481
Net assets
Beginning of period		1,359,112,080		1,263,846,599
End of period		$1,282,665,843		$1,359,112,080
The accompanying notes are an integral part of these financial statements.
22 | Allspring Index Asset Allocation Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class A	2025	2024	2023	2022	2021
Net asset value, beginning of period	$43.18	$36.72	$34.96	$43.74	$38.89
Net investment income	0.43 [1]	0.42 [1]	0.33 [1]	0.21	0.19
Net realized and unrealized gains (losses) on investments	3.18	8.91	3.25	(6.23)	5.97
Total from investment operations	3.61	9.33	3.58	(6.02)	6.16
Distributions to shareholders from
Net investment income	(0.43)	(0.42)	(0.34)	(0.30)	(0.12)
Net realized gains	(4.49)	(2.45)	(1.48)	(2.46)	(1.19)
Total distributions to shareholders	(4.92)	(2.87)	(1.82)	(2.76)	(1.31)
Net asset value, end of period	$41.87	$43.18	$36.72	$34.96	$43.74
Total return[2]	9.11%	26.75%	10.41%	(14.91)%	16.18%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.11%	1.13%	1.10%	1.09%
Net expenses	1.06%	1.06%	1.07%	1.08%	1.08%
Net investment income	1.08%	1.06%	0.91%	0.52%	0.46%
Supplemental data
Portfolio turnover rate	19%	12%	11%	13%	11%
Net assets, end of period (000s omitted)	$965,693	$970,143	$821,312	$802,444	$1,013,263

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 23

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Class C	2025	2024	2023	2022	2021
Net asset value, beginning of period	$25.04	$22.25	$21.15	$26.46	$23.64
Net investment income (loss)	0.07 [1]	0.07 [1]	0.03 [1]	(0.07)	(0.08)
Net realized and unrealized gains (losses) on investments	1.73	5.22	1.97	(3.75)	3.63
Total from investment operations	1.80	5.29	2.00	(3.82)	3.55
Distributions to shareholders from
Net investment income	(0.14)	(0.05)	0.00	0.00	(0.01)
Net realized gains	(4.49)	(2.45)	(0.90)	(1.49)	(0.72)
Total distributions to shareholders	(4.63)	(2.50)	(0.90)	(1.49)	(0.73)
Net asset value, end of period	$22.21	$25.04	$22.25	$21.15	$26.46
Total return[2]	8.31%	25.80%	9.57%	(15.56)%	15.31%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.85%	1.87%	1.85%	1.84%
Net expenses	1.82%	1.82%	1.83%	1.83%	1.83%
Net investment income (loss)	0.32%	0.31%	0.15%	(0.24)%	(0.29)%
Supplemental data
Portfolio turnover rate	19%	12%	11%	13%	11%
Net assets, end of period (000s omitted)	$50,938	$79,001	$94,684	$110,992	$150,795

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
24 | Allspring Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Administrator Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$43.19	$36.72	$34.96	$43.80	$38.89
Net investment income	0.50 [1]	0.48 [1]	0.40 [1]	0.28	0.26
Net realized and unrealized gains (losses) on investments	3.18	8.91	3.25	(6.22)	5.98
Total from investment operations	3.68	9.39	3.65	(5.94)	6.24
Distributions to shareholders from
Net investment income	(0.45)	(0.47)	(0.40)	(0.43)	(0.14)
Net realized gains	(4.49)	(2.45)	(1.49)	(2.47)	(1.19)
Total distributions to shareholders	(4.94)	(2.92)	(1.89)	(2.90)	(1.33)
Net asset value, end of period	$41.93	$43.19	$36.72	$34.96	$43.80
Total return[2]	9.31%	26.95%	10.61%	(14.77)%	16.40%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.03%	1.05%	1.02%	1.01%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.25%	1.23%	1.08%	0.69%	0.63%
Supplemental data
Portfolio turnover rate	19%	12%	11%	13%	11%
Net assets, end of period (000s omitted)	$136,815	$155,739	$214,064	$259,704	$358,573

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Index Asset Allocation Fund | 25

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
Institutional Class	2025	2024	2023	2022	2021
Net asset value, beginning of period	$43.12	$36.67	$34.91	$43.79	$38.84
Net investment income	0.56 [1]	0.54 [1]	0.45 [1]	0.33	0.33
Net realized and unrealized gains (losses) on investments	3.17	8.90	3.25	(6.20)	5.97
Total from investment operations	3.73	9.44	3.70	(5.87)	6.30
Distributions to shareholders from
Net investment income	(0.55)	(0.54)	(0.46)	(0.54)	(0.16)
Net realized gains	(4.49)	(2.45)	(1.48)	(2.47)	(1.19)
Total distributions to shareholders	(5.04)	(2.99)	(1.94)	(3.01)	(1.35)
Net asset value, end of period	$41.81	$43.12	$36.67	$34.91	$43.79
Total return[2]	9.46%	27.15%	10.79%	(14.64)%	16.57%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.79%	0.80%	0.77%	0.76%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.40%	1.38%	1.23%	0.85%	0.79%
Supplemental data
Portfolio turnover rate	19%	12%	11%	13%	11%
Net assets, end of period (000s omitted)	$129,220	$154,228	$133,787	$150,936	$165,569

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
26 | Allspring Index Asset Allocation Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of assets and liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Interest earned on cash balances held at the custodian is recorded as interest income.
Allspring Index Asset Allocation Fund | 27

Notes to financial statements
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $686,404,065 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$594,442,768
Gross unrealized losses	(23,710,946)
Net unrealized gains	$570,731,822
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
28 | Allspring Index Asset Allocation Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$11,327	$0	$11,327
Common stocks
Communication services	77,605,949	0	0	77,605,949
Consumer discretionary	80,671,250	0	0	80,671,250
Consumer staples	37,581,598	0	0	37,581,598
Energy	22,113,135	0	0	22,113,135
Financials	103,686,873	0	0	103,686,873
Health care	67,843,719	0	0	67,843,719
Industrials	63,456,772	0	0	63,456,772
Information technology	266,330,893	0	0	266,330,893
Materials	13,585,987	0	0	13,585,987
Real estate	14,827,877	0	0	14,827,877
Utilities	17,984,259	0	0	17,984,259
Non-agency mortgage-backed securities	0	1,731	0	1,731
U.S. Treasury securities	455,012,882	0	0	455,012,882
Short-term investments
Investment companies	34,814,219	0	0	34,814,219
	1,255,515,413	13,058	0	1,255,528,471
Futures contracts	2,405,089	0	0	2,405,089
Total assets	$1,257,920,502	$13,058	$0	$1,257,933,560
Liabilities
Futures contracts	$797,673	$0	$0	$797,673
Total liabilities	$797,673	$0	$0	$797,673
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $2 billion	0.550
Next $2 billion	0.525
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended September 30, 2025, the management fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.
Allspring Index Asset Allocation Fund | 29

Notes to financial statements
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through January 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of September 30, 2025, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.07%
Class C	1.82
Administrator Class	0.90
Institutional Class	0.75
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2025, Allspring Funds Distributor received $16,321 from the sale of Class A shares and $3,784 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2025.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended September 30, 2025.
30 | Allspring Index Asset Allocation Fund

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2025 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$191,580,986	$36,294,229	$188,017,597	$226,889,896
6.
DERIVATIVE TRANSACTIONS
During the year ended September 30, 2025, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $168,959,345 in long futures contracts and $38,467,719 in short futures contracts during the year ended September 30, 2025.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
The fair value of derivative instruments as of September 30, 2025 by primary risk type was as follows for the Fund:
	Interest rate risk	Equity risk	Total
Asset derivatives
Futures contracts	$519,361 *	$1,885,728 *	$2,405,089
Liability derivatives
Futures contracts	$797,673 *	$0 *	$797,673

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of investments. For futures contracts, only the current day’s variation margin as of September 30, 2025 is reported separately on the Statement of assets and liabilities.

The effect of derivative instruments on the Statement of operations for the year ended September 30, 2025 was as follows:
	INTEREST RATE RISK	Equity risk	TOTAL
Net realized gains (losses) on derivatives
Futures contracts	$(12,398,903)	$461,580	$(11,937,323)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$(875,045)	$(723,438)	$(1,598,483)
7.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended September 30, 2025, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended September 30
	2025	2024
Ordinary income	$20,317,747	$13,844,736
Long-term capital gain	137,619,647	84,277,184
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$654,946	$112,215,510	$570,731,822
Allspring Index Asset Allocation Fund | 31

Notes to financial statements
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
11.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
32 | Allspring Index Asset Allocation Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Index Asset Allocation Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agent, and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
Allspring Index Asset Allocation Fund | 33

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 57% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2025.
Pursuant to Section 852 of the Internal Revenue Code, $137,619,647 was designated as a 20% rate gain distribution for the fiscal year ended
September 30, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $12,055,864 of income dividends paid during the fiscal year ended September 30, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended September 30, 2025, $8,665,801 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2025, $6,279,809 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended September 30, 2025, 83% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

34 | Allspring Index Asset Allocation Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring Index Asset Allocation Fund | 35

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

36 | Allspring Index Asset Allocation Fund

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than the investment performance of its benchmark index, the Index Asset Allocation Blended Index, for the one-year period under review, in range of the investment performance of its benchmark index for the five-year period under review, and lower for the three- and ten-year periods under review. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense Groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for Administrator Class, equal to the median net operating expense ratios of the expense Groups for Institutional Class, and higher than the median net operating expense ratios of the expense Groups for Class A.
The Board received information concerning, and discussed factors contributing to, the expenses of the Fund relative to the median net operating expense ratios of the expense Groups. The Board took note of the explanations for the Fund’s expenses during these periods, including with respect to factors that affected the Fund’s expenses.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Allspring Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Allspring Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services. It was noted that advisory fee waivers, if any, are at the fund level and not class level.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the expense Groups for each share class except Class A, which was higher than the sum of the average rates for the expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Allspring Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Allspring Index Asset Allocation Fund | 37

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, receives distribution-related fees in respect of shares sold or held through it. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

38 | Allspring Index Asset Allocation Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR0458 09-25

Allspring Managed Account
Allspring Managed Account CoreBuilder® Shares – Series SP
Long Form Financial Statements
Annual Report
September 30, 2025

Allspring Managed Account | 1

Portfolio of investments—September 30, 2025
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 3.12%
FNMA%%	5.00%	10-14-2055	$310,000	$307,414
GNMA%%	5.00	10-15-2054	95,000	94,489
GNMA%%	5.50	10-15-2054	235,000	236,749
GNMA	5.50	12-20-2054	195,695	197,418
Total agency securities (Cost $835,637)				836,070
Asset-backed securities: 24.83%
ACREC LLC Series 2025-FL3 Class A (U.S. SOFR 1 Month+1.31%)144A±	5.45	8-18-2042	100,000	99,904
AmeriCredit Automobile Receivables Trust Series 2024-1 Class A2B (30 Day Average U.S. SOFR+0.60%)±	4.99	2-18-2028	65,927	65,949
Avant Loans Funding Trust Series 2024-REV1 Class B144A	6.17	10-15-2033	350,000	355,872
Avis Budget Rental Car Funding AESOP LLC Series 2023-6A Class A144A	5.81	12-20-2029	350,000	364,530
BDS LLC Series 2025-FL14 Class A (U.S. SOFR 1 Month+1.28%)144A±	5.42	10-21-2042	100,000	100,125
BHG Securitization Trust Series 2021-A Class A144A	1.42	11-17-2033	153,349	151,719
Brex Commercial Charge Card Master Trust Series 2024-1 Class A1144A	6.05	7-15-2027	350,000	352,176
Carvana Auto Receivables Trust Series 2023-P1 Class A3144A	5.98	12-10-2027	122,404	122,837
Carvana Auto Receivables Trust Series 2024-P2 Class A3	5.33	7-10-2029	340,000	343,003
ClickLease Equipment Receivables Trust Series 2024-1 Class C144A	8.40	2-15-2030	375,000	380,880
Cloud Capital Holdco LP Series 2024-1A Class A2144A	5.78	11-22-2049	185,000	187,928
CoreVest American Finance Trust Series 2021-3 Class B144A	2.49	10-15-2054	300,000	292,128
Driven Brands Funding LLC Series 2021-1A Class A2144A	2.79	10-20-2051	328,682	309,790
Exeter Automobile Receivables Trust Series 2021-3A Class D	1.55	6-15-2027	152,817	151,000
Gracie Point International Funding LLC Series 2025-1A Class A (30 Day Average U.S. SOFR+1.50%)144A±	5.85	8-15-2028	105,000	105,196
HGI CRE CLO Ltd. Series 2021-FL2 Class A (U.S. SOFR 1 Month+1.11%)144A±	5.26	9-17-2036	12,115	12,101
MF1 Ltd. Series 2021-FL7 Class E (U.S. SOFR 1 Month+2.91%)144A±	7.05	10-16-2036	250,000	244,166
Neighborly Issuer LLC Series 2023-1A Class A2144A	7.31	1-30-2053	234,000	237,038
Nissan Master Owner Trust Receivables Series 2024-A Class A (30 Day Average U.S. SOFR+0.67%)144A±	5.04	2-15-2028	350,000	350,280
OneMain Financial Issuance Trust Series 2023-2A Class A2 (30 Day Average U.S. SOFR+1.50%)144A±	5.87	9-15-2036	350,000	353,561
RCKT Mortgage Trust Series 2024-CES2 Class A2144A±±	6.39	4-25-2044	349,530	354,463
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A Class A144A	5.38	11-25-2030	27,709	27,717
SEB Funding LLC Series 2024-1A Class A2144A	7.39	4-30-2054	160,000	163,633
Service Experts Issuer LLC Series 2025-1A Class A144A	5.38	1-20-2037	197,340	198,019
Sotheby’s ArtFi Master Trust Series 2024-1A Class A1144A	6.43	12-22-2031	350,000	352,267
Starwood Ltd. Series 2022-FL3 Class A (30 Day Average U.S. SOFR+1.35%)144A±	5.72	11-15-2038	143,532	143,002
Subway Funding LLC Series 2024-3A Class A2I144A	5.25	7-30-2054	143,913	143,908
The accompanying notes are an integral part of these financial statements.
2 | Allspring Managed Account

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
Venture 44 CLO Ltd. Series 2021-44A Class A1NR (U.S. SOFR 3 Month+1.14%)144A±	5.47%	10-20-2034	$350,000	$348,551
Westlake Flooring Master Trust Series 2024-1A Class B144A	6.07	2-15-2028	350,000	351,573
Total asset-backed securities (Cost $6,649,014)				6,663,316
Corporate bonds and notes: 15.33%
Basic materials: 0.77%
Chemicals: 0.77%
Syensqo Finance America LLC144A	5.65	6-4-2029	200,000	207,042
Communications: 1.09%
Media: 0.53%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.10	6-1-2029	135,000	141,668
Telecommunications: 0.56%
Frontier California, Inc. Series F	6.75	5-15-2027	150,000	151,500
Consumer, cyclical: 3.45%
Airlines: 0.61%
American Airlines Pass-Through Trust Series 2015-1 Class A	3.38	5-1-2027	99,904	98,257
Delta Air Lines, Inc./SkyMiles IP Ltd.144A	4.75	10-20-2028	65,000	65,365
				163,622
Auto manufacturers: 1.12%
Nissan Motor Acceptance Co. LLC144A	2.00	3-9-2026	100,000	98,391
Volkswagen Group of America Finance LLC144A	4.45	9-11-2027	200,000	200,486
				298,877
Lodging: 0.70%
Las Vegas Sands Corp.	6.00	8-15-2029	180,000	187,475
Retail: 0.76%
Advance Auto Parts, Inc.	5.95	3-9-2028	200,000	204,505
Toys/games/hobbies: 0.26%
Mattel, Inc.144A	5.88	12-15-2027	70,000	70,159
Consumer, non-cyclical: 0.57%
Commercial services: 0.19%
UL Solutions, Inc.	6.50	10-20-2028	50,000	52,649
Food: 0.38%
Mars, Inc.144A	4.60	3-1-2028	100,000	101,223
Energy: 0.77%
Pipelines: 0.77%
Kinetik Holdings LP144A	6.63	12-15-2028	200,000	205,284
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 3

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Financial: 5.66%
Banks: 0.57%
Santander Holdings USA, Inc. (U.S. SOFR+1.61%)±	5.47%	3-20-2029	$85,000	$86,620
U.S. Bancorp (U.S. SOFR+1.06%)±	5.05	2-12-2031	65,000	66,666
				153,286
Diversified financial services: 1.09%
Aircastle Ltd.144A	6.50	7-18-2028	95,000	99,830
Ares Finance Co. II LLC144A	3.25	6-15-2030	40,000	37,781
Citadel LP144A	6.00	1-23-2030	55,000	57,166
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	2.88	10-15-2026	100,000	97,953
				292,730
Insurance: 2.05%
Athene Global Funding	0.37	9-10-2026	100,000	115,203
Fortitude Global Funding144A%%	4.63	10-6-2028	45,000	45,029
Lincoln Financial Global Funding144A	4.63	8-18-2030	225,000	226,356
NMI Holdings, Inc.	6.00	8-15-2029	50,000	51,677
PartnerRe Finance B LLC	3.70	7-2-2029	115,000	112,546
				550,811
Investment Companies: 1.06%
Ares Capital Corp. BDC	5.10	1-15-2031	65,000	64,531
Ares Capital Corp. BDC	5.88	3-1-2029	55,000	56,587
Blue Owl Capital Corp. BDC	5.95	3-15-2029	80,000	81,547
HPS Corporate Lending Fund BDC144A	5.45	11-15-2030	80,000	79,946
				282,611
REITs: 0.89%
American Tower Trust #1144A	5.49	3-15-2028	35,000	35,633
Brandywine Operating Partnership LP	8.30	3-15-2028	100,000	106,021
Piedmont Operating Partnership LP	9.25	7-20-2028	35,000	38,864
WEA Finance LLC144A	2.88	1-15-2027	60,000	58,783
				239,301
Industrial: 0.35%
Engineering & construction: 0.35%
MasTec, Inc.144A	4.50	8-15-2028	95,000	94,745
Technology: 0.97%
Computers: 0.56%
Dell International LLC/EMC Corp.%%	4.50	2-15-2031	150,000	149,653
Semiconductors: 0.41%
Entegris, Inc.144A	4.75	4-15-2029	110,000	109,057
Utilities: 1.70%
Electric: 1.70%
Duke Energy Corp.	3.10	6-15-2028	100,000	118,454
Niagara Mohawk Power Corp.144A	4.65	10-3-2030	125,000	125,578
The accompanying notes are an integral part of these financial statements.
4 | Allspring Managed Account

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
Electric(continued)
Vistra Operations Co. LLC144A	3.70%	1-30-2027		$10,000	$9,907
Vistra Operations Co. LLC144A	5.00	7-31-2027		105,000	104,652
XPLR Infrastructure Operating Partners LP144A	3.88	10-15-2026		100,000	98,565
					457,156
Total corporate bonds and notes (Cost $4,052,704)					4,113,354
Foreign corporate bonds and notes: 2.96%
Communications: 1.26%
Telecommunications: 1.26%
Eutelsat SA	1.50	10-13-2028	EUR	100,000	110,064
Fibercop SpA	1.63	1-18-2029	EUR	100,000	109,708
Lorca Telecom Bondco SA	4.00	9-18-2027	EUR	100,000	117,396
					337,168
Consumer, cyclical: 0.45%
Leisure time: 0.45%
TUI AG	5.88	3-15-2029	EUR	100,000	121,972
Consumer, non-cyclical: 0.81%
Commercial services: 0.81%
Amber Finco PLC	6.63	7-15-2029	EUR	100,000	123,399
Worldline SA	4.13	9-12-2028	EUR	100,000	95,672
					219,071
Industrial: 0.44%
Building materials: 0.44%
Heidelberg Materials Finance Luxembourg SA	3.00	7-10-2030	EUR	100,000	117,311
Total foreign corporate bonds and notes (Cost $742,048)					795,522
Foreign government bonds: 4.81%
Australia: 0.50%
New South Wales Treasury Corp.	3.00	4-20-2029	AUD	105,000	67,553
Queensland Treasury Corp.144A	3.50	8-21-2030	AUD	105,000	67,708
					135,261
Belgium: 0.51%
European Union	2.63	7-4-2028	EUR	115,000	136,324
Brazil: 0.70%
Brazil¤	0.00	10-1-2025	BRL	1,000,000	187,890
Colombia: 0.50%
Colombia TES	5.75	11-3-2027	COP	560,000,000	133,471
Czech Republic: 0.25%
Czech Republic	5.00	9-30-2030	CZK	1,330,000	66,784
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 5

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal		Value
France: 1.13%
French Republic144A	2.70%	2-25-2031	EUR	260,000	$303,323
South Africa: 0.27%
Republic of South Africa	8.00	1-31-2030	ZAR	1,260,000	73,211
United Kingdom: 0.95%
U.K. Gilts	4.13	7-22-2029	GBP	190,000	255,937
Total foreign government bonds (Cost $1,247,154)					1,292,201
Non-agency mortgage-backed securities: 24.87%
A&D Mortgage Trust Series 2024-NQM5 Class A1144A	5.70	11-25-2069		$302,495	304,458
BAHA Trust Series 2024-MAR Class B144A±±	7.07	12-10-2041		350,000	364,635
BRAVO Residential Funding Trust Series 2023-NQM1 Class A1144A±±	5.76	1-25-2063		347,737	347,530
BX Commercial Mortgage Trust Series 2021-VOLT Class B (U.S. SOFR 1 Month+1.06%)144A±	5.21	9-15-2036		339,090	338,030
BX Trust Series 2021-ARIA Class A (U.S. SOFR 1 Month+1.01%)144A±	5.16	10-15-2036		350,000	349,672
BX Trust Series 2022-VAMF Class A (U.S. SOFR 1 Month+0.85%)144A±	5.00	1-15-2039		260,000	259,756
BX Trust Series 2024-BIO Class A (U.S. SOFR 1 Month+1.64%)144A±	5.79	2-15-2041		350,000	349,453
CSMC Trust Series 2018-RPL9 Class A144A±±	3.85	9-25-2057		316,105	305,356
Finance of America Structured Securities Trust Series 2025-S1 Class A1144A	3.50	2-25-2075		240,518	232,444
GCAT Trust Series 2022-NQM3 Class A1144A±±	4.35	4-25-2067		325,127	323,975
GS Mortgage-Backed Securities Trust Series 2024-RPL4 Class A1144A±±	3.90	9-25-2061		326,149	319,032
HAVN Trust Series 2025-MOB Class B (U.S. SOFR 1 Month+2.40%)144A±%%	6.70	10-15-2027		125,000	124,997
JPMorgan Mortgage Trust Series 2025-7MPR Class A1D144A±±	5.32	2-25-2056		131,935	132,019
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016- C30 Class B±±	3.31	9-15-2049		270,000	253,191
Morgan Stanley Capital I Trust Series 2014-150E Class A144A	3.91	9-9-2032		270,000	244,946
New Residential Mortgage Loan Trust Series 2019-RPL3 Class A1144A±±	2.75	7-25-2059		120,794	116,652
New Residential Mortgage Loan Trust Series 2020-RPL1 Class A1144A±±	2.75	11-25-2059		39,814	38,298
OBX Trust Series 2020-EXP1 Class 2A1 (U.S. SOFR 1 Month+0.86%)144A±	5.02	2-25-2060		277,055	272,153
OBX Trust Series 2022-NQM7 Class A1144A±±	5.11	8-25-2062		222,791	222,528
One New York Plaza Trust Series 2020-1NYP Class A (U.S. SOFR 1 Month+1.06%)144A±	5.22	1-15-2036		350,000	344,406
PRKCM Trust Series 2022-AFC1 Class A1A144A±±	4.10	4-25-2057		140,014	139,274
RCKT Mortgage Trust Series 2024-CES9 Class A1A144A±±	5.58	12-25-2044		301,192	304,390
Starwood Mortgage Residential Trust Series 2020-1 Class A3144A±±	2.56	2-25-2050		304,839	291,149
The accompanying notes are an integral part of these financial statements.
6 | Allspring Managed Account

Portfolio of investments—September 30, 2025

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities(continued)
SWCH Commercial Mortgage Trust Series 2025-DATA Class C (U.S. SOFR 1 Month+2.09%)144A±	6.24%	2-15-2042	$460,000	$457,987
Towd Point Mortgage Trust Series 2023-CES1 Class A1A144A±±	6.75	7-25-2063	237,775	239,541
Total non-agency mortgage-backed securities (Cost $6,662,148)				6,675,872
U.S. Treasury securities: 19.72%
U.S. Treasury Notes	3.63	8-31-2027	795,000	794,969
U.S. Treasury Notes##	3.75	6-30-2027	1,585,000	1,587,848
U.S. Treasury Notes	3.88	3-31-2027	625,000	626,856
U.S. Treasury Notes	3.88	7-31-2027	880,000	883,609
U.S. Treasury Notes	4.25	11-30-2026	1,390,000	1,398,199
Total U.S. Treasury securities (Cost $5,274,346)				5,291,481
Yankee corporate bonds and notes: 3.07%
Communications: 0.20%
Media: 0.20%
Videotron Ltd.144A	3.63	6-15-2029	55,000	53,321
Consumer, cyclical: 0.13%
Apparel: 0.13%
Gildan Activewear, Inc.144A%%	4.70	10-7-2030	35,000	34,947
Consumer, non-cyclical: 0.77%
Pharmaceuticals: 0.77%
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	200,000	207,605
Financial: 0.14%
Diversified financial services: 0.14%
Avolon Holdings Funding Ltd.144A	5.75	11-15-2029	35,000	36,360
Government securities: 0.75%
Multi-national: 0.75%
Banque Ouest Africaine de Developpement144A	5.00	7-27-2027	200,000	200,202
Industrial: 0.41%
Electronics: 0.41%
Flex Ltd.	4.88	6-15-2029	110,000	111,151
Utilities: 0.67%
Electric: 0.67%
Emera, Inc. Series 16-A (U.S. SOFR 3 Month+5.44%)±	6.75	6-15-2076	180,000	180,922
Total yankee corporate bonds and notes (Cost $819,605)				824,508
Yankee government bonds: 0.74%
Mexico: 0.74%
Mexico	4.75	3-22-2031	200,000	198,250
Total yankee government bonds (Cost $199,267)				198,250
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 7

Portfolio of investments—September 30, 2025

		Yield	Shares	Value
Short-term investments: 2.79%
Investment companies: 2.79%
Allspring Government Money Market Fund Select Class♠∞##		4.07%	749,683	$749,683
Total short-term investments (Cost $749,683)				749,683
Total investments in securities (Cost $27,231,606)	102.24%			27,440,257
Other assets and liabilities, net	(2.24)			(600,299)
Total net assets	100.00%			$26,839,958

%%	The security is purchased on a when-issued basis.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated as collateral for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AUD	Australian dollar
BDC	Business Development Company
BRL	Brazilian real
CLO	Collateralized loan obligation
COP	Colombian peso
CZK	Czech Republic koruna
EUR	Euro
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$0	$39,693,278	$(38,943,595)	$0	$0	$749,683	749,683	$29,645
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	138,315	COP	546,000,000	Morgan Stanley, Inc.	12-30-2025	$727	$0
JPY	18,900,000	USD	130,162	Morgan Stanley, Inc.	12-30-2025	0	(1,209)
USD	128,950	JPY	18,900,000	Morgan Stanley, Inc.	12-30-2025	0	(3)
The accompanying notes are an integral part of these financial statements.
8 | Allspring Managed Account

Portfolio of investments—September 30, 2025

Forward foreign currency contracts (continued)
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	130,280	AUD	195,000	Morgan Stanley, Inc.	12-31-2025	$1,118	$0
USD	170,438	BRL	925,000	Morgan Stanley, Inc.	12-31-2025	279	0
USD	66,807	CZK	1,390,000	Morgan Stanley, Inc.	12-31-2025	0	(388)
USD	1,449,639	EUR	1,220,000	Morgan Stanley, Inc.	12-31-2025	9,889	0
EUR	25,000	USD	29,805	Morgan Stanley, Inc.	12-31-2025	0	(302)
USD	266,244	GBP	195,000	Morgan Stanley, Inc.	12-31-2025	3,976	0
USD	74,256	ZAR	1,300,000	Morgan Stanley, Inc.	12-31-2025	0	(533)
						$15,989	$(2,435)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	87	12-31-2025	$18,123,513	$18,130,664	$7,151	$0
Short
5-Year Euro-BOBL Futures	(4)	12-8-2025	(553,629)	(553,260)	369	0
5-Year U.S. Treasury Notes	(129)	12-31-2025	(14,102,682)	(14,086,195)	16,487	0
					$24,007	$0
Centrally cleared credit default swap contracts
Reference index	Fixed rate	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Buy Protection
Markit CDX North American High Yield Series 44	5.00%	Quarterly	6-20-2030	USD	120,000	$9,572	$8,296	$1,276	$0
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 9

Statement of assets and liabilities—September 30, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $26,481,923)	$26,690,574
Investments in affiliated securities, at value (cost $749,683)	749,683
Cash at broker segregated for futures contracts	185,000
Segregated cash for swap contracts	8,653
Foreign currency, at value (cost $67,259)	67,259
Receivable for interest	168,808
Receivable from manager	16,859
Unrealized gains on forward foreign currency contracts	15,989
Receivable for daily variation margin on open futures contracts	9,516
Prepaid expenses and other assets	329
Total assets	27,912,670
Liabilities
Payable for when-issued transactions	997,580
Payable for investments purchased	67,054
Payable for daily variation margin on open futures contracts	5,133
Unrealized losses on forward foreign currency contracts	2,435
Payable for daily variation margin on centrally cleared swap contracts	121
Contingent tax liability	20
Overdraft due to custodian bank	19
Accrued expenses and other liabilities	350
Total liabilities	1,072,712
Total net assets	$26,839,958
Net assets consist of
Paid-in capital	$26,680,897
Total distributable earnings	159,061
Total net assets	$26,839,958
Computation of net asset value per share
Net assets	$26,839,958
Shares outstanding[1]	1,333,996
Net asset value per share	$20.12
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Managed Account

Statement of operations—year ended September 30, 20251
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $766)	$1,085,166
Income from affiliated securities	29,645
Total investment income	1,114,811
Expenses
Custody and accounting fees	6,040
Professional fees	58,181
Registration fees	26,966
Shareholder report expenses	5,630
Trustees’ fees and expenses	6,549
Other fees and expenses	3,736
Total expenses	107,102
Less: Fee waivers and/or expense reimbursements
Fund-level	(107,102)
Net expenses	0
Net investment income	1,114,811
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities (net of foreign capital gains tax of $176)	63,627
Foreign currency and foreign currency translations	4,921
Forward foreign currency contracts	(189,382)
Futures contracts	(56,014)
Swap contracts	(1,247)
Net realized losses on investments	(178,095)
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gains tax of $20)	208,631
Foreign currency and foreign currency translations	(86)
Forward foreign currency contracts	13,554
Futures contracts	24,007
Swap contracts	1,276
Net change in unrealized gains (losses) on investments	247,382
Net realized and unrealized gains (losses) on investments	69,287
Net increase in net assets resulting from operations	$1,184,098
1 For the period from December 10, 2024 (commencement of operations) to September 30, 2025
The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 11

Statement of changes in net assets
Statement of changes in net assets
	Year ended September 30, 2025[1]
Operations
Net investment income		$1,114,811
Net realized losses on investments		(178,095)
Net change in unrealized gains (losses) on investments		247,382
Net increase in net assets resulting from operations		1,184,098
Distributions to shareholders from
Net investment income and net realized gains		(1,025,037)
Capital share transactions	Shares
Proceeds from shares sold	1,283,769	25,675,419
Reinvestment of distributions	50,227	1,005,478
Net increase in net assets resulting from capital share transactions		26,680,897
Total increase in net assets		26,839,958
Net assets
Beginning of period		0
End of period		$26,839,958
1 For the period from December 10, 2024 (commencement of operations) to September 30, 2025
The accompanying notes are an integral part of these financial statements.
12 | Allspring Managed Account

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

Year ended September 30
2025[1]
Net asset value, beginning of period	$20.00
Net investment income	0.85 [2]
Net realized and unrealized gains (losses) on investments	0.06
Total from investment operations	0.91
Distributions to shareholders from
Net investment income	(0.79)
Net asset value, end of period	$20.12
Total return[3]	4.62%
Ratios to average net assets (annualized)
Gross expenses	0.51%
Net expenses	0.00%[4]
Net investment income	5.27%
Supplemental data
Portfolio turnover rate	131%
Net assets, end of period (000s omitted)	$26,840

[1]	For the period from December 10, 2024 (commencement of operations) to September 30, 2025
[2]	Calculated based upon average shares outstanding
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[4]
The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

The accompanying notes are an integral part of these financial statements.
Allspring Managed Account | 13

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Managed Account CoreBuilder® Shares - Series SP (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose fund invested primarily in debt securities and is intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a
14 | Allspring Managed Account

Notes to financial statements
when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of assets and liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter (“OTC”) market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of assets and liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
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Notes to financial statements
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal year since commencement of operations are subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for taxes before 2024, the year the Fund commenced operations.
As of September 30, 2025, the aggregate cost of all investments for federal income tax purposes was $27,425,301 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$111,072
Gross unrealized losses	(48,983)
Net unrealized gains	$62,089
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
16 | Allspring Managed Account

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$836,070	$0	$836,070
Asset-backed securities	0	6,663,316	0	6,663,316
Corporate bonds and notes	0	4,113,354	0	4,113,354
Foreign corporate bonds and notes	0	795,522	0	795,522
Foreign government bonds	0	1,292,201	0	1,292,201
Non-agency mortgage-backed securities	0	6,675,872	0	6,675,872
U.S. Treasury securities	5,291,481	0	0	5,291,481
Yankee corporate bonds and notes	0	824,508	0	824,508
Yankee government bonds	0	198,250	0	198,250
Short-term investments
Investment companies	749,683	0	0	749,683
	6,041,164	21,399,093	0	27,440,257
Forward foreign currency contracts	0	15,989	0	15,989
Futures contracts	24,007	0	0	24,007
Swap contracts	0	1,276	0	1,276
Total assets	$6,065,171	$21,416,358	$0	$27,481,529
Liabilities
Forward foreign currency contracts	$0	$2,435	$0	$2,435
Total liabilities	$0	$2,435	$0	$2,435
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At September 30, 2025, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment management contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Allspring Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Allspring Funds Management pays Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Allspring Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund including acquired fund fees and expenses, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions for the period from December 10, 2024 (commencement of operations) to September 30, 2025.
Allspring Managed Account | 17

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period from December 10, 2024 (commencement of operations) to September 30, 2025 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$27,839,168	$30,934,216	$21,739,162	$10,923,365
6.
DERIVATIVE TRANSACTIONS
During the period from December 10, 2024 (commencement of operations) to September 30, 2025, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund’s derivative activity during the period from December 10, 2024 (commencement of operations) to September 30, 2025 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$214,574
Average contract amounts to sell	1,737,481
Futures contracts
Average notional balance on long futures	$10,236,961
Average notional balance on short futures	7,733,166
Swap contracts
Average notional balance	$26,154
A summary of the location of derivative instruments on the  financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2025 by primary risk type on the Statement of assets and liabilities was as follows for the Fund:
	Interest rate risk	Credit risk	Foreign currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$15,989	$15,989
Futures contracts	24,007 *	0	0	24,007
Swap contracts	0	1,276 *	0	1,276
	$24,007	$1,276	$15,989	$41,272
Liability derivatives
Forward foreign currency contracts	$0	$0	$2,435	$2,435

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of investments. For futures contracts and centrally cleared swap contracts, only the current day’s variation margin as of September 30, 2025 is reported separately on the Statement of assets and liabilities.

The effect of derivative instruments on the Statement of operations for the period from December 10, 2024 (commencement of operations) to September 30, 2025 was as follows:
	INTEREST RATE RISK	Credit risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$(189,382)	$(189,382)
Futures contracts	(56,014)	0	0	(56,014)
Swap contracts	0	(1,247)	0	(1,247)
	$(56,014)	$(1,247)	$(189,382)	$(246,643)
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$13,554	$13,554
Futures contracts	24,007	0	0	24,007
Swap contracts	0	1,276	0	1,276
	$24,007	$1,276	$13,554	$38,837
18 | Allspring Managed Account

Notes to financial statements
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of assets and liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of assets and liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of assets and liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley, Inc.	$15,989	$(2,435)	$0	$13,554

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley, Inc.	$2,435	$(2,435)	$0	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
7.
BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the period from December 10, 2024 (commencement of operations) to September 30, 2025, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid for the period from December 10, 2024 (commencement of operations) to September 30, 2025, was $1,025,037 of ordinary income.
As of September 30, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$97,078	$62,089
9.
CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of September 30, 2025, Allspring Funds Management or one of its affiliates owned 98% of the Fund.
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without
Allspring Managed Account | 19

Notes to financial statements
the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.
OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined in Segment Reporting (Topic 280), as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
12.
NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
20 | Allspring Managed Account

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Managed Account CoreBuilder Shares - Series SP (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of September 30, 2025, the related statements of operations and changes in net assets for the period from December 10, 2024 (commencement of operations) to September 30, 2025, and the related notes (collectively, the financial statements) and the financial highlights for the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 10, 2024 to September 30, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
November 20, 2025
Allspring Managed Account | 21

Other information (unaudited)
Other information
Tax information
For the fiscal year ended September 30, 2025, $884,607 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 852 of the Internal Revenue Code, 1% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended September 30, 2025.
For the fiscal year ended September 30, 2025, 12% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 95% of ordinary income dividends qualify as interest dividends for the fiscal year ended September 30, 2025.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

22 | Allspring Managed Account

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.

Allspring Managed Account | 23

Other information (unaudited)
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Board consideration of investment management and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Allspring Managed Account CoreBuilder® Shares – Series SP (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the absence of compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as administrator of the Fund’s liquidity risk management program and as the Fund’s
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

24 | Allspring Managed Account

Other information (unaudited)
valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
Fund investment performance and expenses
The Board received and considered information regarding the “zero fee and expense” structure of the Fund. Specifically, the Board noted that the Fund’s gross operating expense ratio and each of its various components, including management fees, administration fees, custody fees, Rule 12b-1 fees, and other fees, were zero. The Board also noted Allspring Funds Management’s representations that the Fund is a special purpose mutual fund for use exclusively within Allspring Funds Management’s separately managed account (“SMA”) advisory business and, as such, Allspring Funds Management would assume and pay or reimburse the Fund under an Expense Assumption Agreement all of the ordinary operating expenses of the Fund, excluding portfolio transaction or other investment related costs, fees payable for services provided by the Fund’s securities lending agent, interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. The Board further noted that Allspring Funds Management is paid a negotiated fee by each SMA sponsor, and that the fee level is identical for all sponsors of SMAs that invest in the Fund.
The Board noted that it had previously reviewed and considered the Fund’s performance, including in the context of the Fund’s role as part of a larger SMA portfolio. In light of the Fund’s unique fee and distribution structure and special purpose of the Fund, the Board did not conduct a comparative fee review relative to a peer group or universe. The Board took into account the performance information, the fee and distribution structure, and special purpose of the Fund in deciding to re-approve the Advisory Agreements for the Fund.
Investment management and sub-advisory fee rates
The Board reviewed and considered that the contractual investment management fee rate payable by the Fund to Allspring Funds Management for investment advisory services and fund administration services (the “Management Agreement Rate”) was zero, and also reviewed and considered that the Fund’s other expenses would normally be zero, because of Allspring Funds Management’s commitment to assume and pay or reimburse all of the ordinary operating expenses of the Fund under an Expense Assumption Agreement. The Board also considered that the fee rate payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services was also zero, and that any sub-advisory fees would be paid from the fees Allspring Funds Management receives from SMA sponsors and not by the Fund.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the absence of any compensation payable by the Fund to Allspring Funds Management pursuant to the Management Agreement and by Allspring Funds Management to the Sub-Adviser, in each case, was reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
The Board acknowledged that Allspring Funds Management does not earn any fee revenue directly from the Fund, given its zero fee structure. Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
In light of the unique fee structure and special purpose of the Fund, the Board did not conduct an analysis of economies of scale in the context of reviewing the Fund’s Advisory Agreements.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund.
The Board received and considered information about payments that Allspring Funds Management would receive from the SMA sponsors. The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized.

Allspring Managed Account | 25

Other information (unaudited)
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the absence of any compensation payable by the Fund to Allspring Funds Management and by Allspring Funds Management to the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

26 | Allspring Managed Account

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
Attn:  Managed Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: allspringglobal.com
Telephone: 1-888-877-9275

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-888-877-9275 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR4906 09-25

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Changes in and Disagreements with Accountants for Open-End Management Investment Companies are included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Proxy Disclosures for Open-End Management Investment Companies are included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: November 20, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: November 20, 2025

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: November 20, 2025